              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

                                 ON APRIL 29, 2004

                                       SECURITIES ACT REGISTRATION NOS. 33-50476
                                INVESTMENT COMPANY ACT REGISTRATION NO. 811-7064

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      | |

                          PRE-EFFECTIVE AMENDMENT NO.                     |X|
                         POST-EFFECTIVE AMENDMENT NO. 17                  | |
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                   | |
                                 AMENDMENT NO. 17                         |X|

                        (Check appropriate box or boxes)

                             ----------------------

                           THE TARGET PORTFOLIO TRUST
               (Exact name of registrant as specified in charter)
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
               (Address of Principal Executive Offices) (Zip Code)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-1495
                              LORI E. BOSTROM, ESQ.
                               100 MULBERRY STREET
                              GATEWAY CENTER THREE
                            NEWARK, NEW JERSEY 07102

                     (Name and Address of Agent for Service)
                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   As soon as practicable after the effective
                       date of the Registration Statement.
              It is proposed that this filing will become effective
                            (check appropriate box):
              | | immediately upon filing pursuant to paragraph (b)

              |X| on April 29, 2004 pursuant to paragraph (b)

              | | 60 days after filing pursuant to paragraph (a)(1)

              | | on (date) pursuant to paragraph (a)(1) of Rule 485

              | | 75 days after filing pursuant to paragraph (a)(2) of Rule 485 | | on (date) pursuant to paragraph (a)(2) of Rule 485.
               If appropriate, check the following box:
              | | This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
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PROSPECTUS

APRIL 29, 2004

THE TARGET PORTFOLIO TRUST(R)

[GRAPHIC]

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION (COMMISSION) HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

[PRUDENTIAL FINANCIAL LOGO]

PRUDENTIAL FINANCIAL IS A SERVICE MARK OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, NEWARK, NJ, AND ITS AFFILIATES.

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TABLE OF CONTENTS

  1   RISK/RETURN SUMMARY
  1   Investment Objectives and Principal Strategies
  7   Principal Risks
 11   Evaluating Performance
 22   Fees and Expenses

 24   HOW THE PORTFOLIOS INVEST
 24   Investment Policies
 26   Other Investments and Strategies
 32   Investment Risks

 46   HOW THE TRUST IS MANAGED
 46   Board of Trustees
 46   Manager
 47   Advisers and Portfolio Managers
 52   Distributor

 53   PORTFOLIO DISTRIBUTIONS AND TAX ISSUES
 53   Distributions
 54   Tax Issues
 55   If You Sell or Exchange Your Shares

 57   HOW TO BUY, SELL AND EXCHANGE SHARES OF THE TRUST
 57   Introduction
 59   How to Buy Shares
 62   How to Sell Your Shares
 63   How to Exchange Your Shares

 65   FINANCIAL HIGHLIGHTS

 75   APPENDIX -- DESCRIPTION OF SECURITY RATINGS

      FOR MORE INFORMATION (Back Cover)

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RISK/RETURN SUMMARY

This section highlights key information about the investment portfolios (the Portfolios) of THE TARGET PORTFOLIO TRUST(R) (the Trust). Additional information follows this summary.


INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks of the Portfolios. For more information on the risks associated with the Portfolios, see "Principal Risks" below. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success.

In cases where a Portfolio's name connotes a particular type of investment, the Portfolio generally will have a non-fundamental policy of investing a certain percentage of its "investable assets" in that type of investment. The term "investable assets" in this prospectus refers to a Portfolio's net assets plus any borrowings for investment purposes. A Portfolio's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.

Each such Portfolio will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing a certain percentage of its investable assets in the type of investment suggested by its name.


EQUITY PORTFOLIOS

LARGE CAPITALIZATION GROWTH PORTFOLIO (THE LARGE CAP GROWTH PORTFOLIO)

The Portfolio's investment objective is LONG-TERM CAPITAL APPRECIATION. This means that we seek investments that will increase in value. To achieve our investment objective, we purchase STOCKS OF LARGE COMPANIES we believe will experience earnings growth at a rate faster than that of the Standard & Poor's 500(R) Composite Stock Price Index (S&P 500). We normally invest at least 80% of the Portfolio's investable assets in common stocks of companies with a total market capitalization of $5 billion or more (measured at the time of purchase).

   PRINCIPAL RISKS:

   - equity market risk

   - style risk

LARGE CAPITALIZATION VALUE PORTFOLIO (THE LARGE CAP VALUE PORTFOLIO)

The Portfolio's investment objective is TOTAL RETURN consisting of CAPITAL APPRECIATION and DIVIDEND INCOME. This means that we seek investments that will increase in value as well as pay the Portfolio dividends. To achieve our objective, we invest in LARGE COMPANY STOCKS that we believe are undervalued, and have an above-average

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potential to increase in price, given the company's sales, earnings, book value, cash flow and recent performance. We normally invest at least 80% of the Portfolio's investable assets in common stocks and securities convertible into common stocks of companies with a total market capitalization of $5 billion or more (measured at the time of purchase) that we think will pay regular dividends.

   PRINCIPAL RISKS:

   - equity market risk

   - style risk

SMALL CAPITALIZATION GROWTH PORTFOLIO (THE SMALL CAP GROWTH PORTFOLIO)
The Portfolio's investment objective is MAXIMUM CAPITAL APPRECIATION. This means that we seek investments that will increase in value. To achieve our objective, we invest in the STOCKS OF SMALL COMPANIES that we believe will experience earnings growth at a rate faster than that of the U.S. economy in general. We normally invest at least 80% of the Portfolio's investable assets in common stocks of companies with a total market capitalization of less than $2.5 billion (measured at the time of purchase). Because the Portfolio invests in small capitalization companies, the risk is greater than with larger companies because shares of small companies tend to be less liquid and more volatile than those of large companies.

   PRINCIPAL RISKS:

   - equity market risk

   - style risk
   - small company risk

SMALL CAPITALIZATION VALUE PORTFOLIO (THE SMALL CAP VALUE PORTFOLIO)
The Portfolio's investment objective is ABOVE-AVERAGE CAPITAL APPRECIATION. This means that we seek investments that will increase in value. To achieve our objective, we invest in STOCKS OF SMALL COMPANIES that we believe are undervalued and have an above-average potential to increase in price, given the company's sales, earnings, book value, cash flow and recent performance. We normally invest at least 80% of the Portfolio's investable assets in common stocks of companies with a total market capitalization of less than $2.5 billion (measured at the time of purchase). Because the Portfolio invests in small capitalization companies, the risk is greater than with larger companies because shares of small companies tend to be less liquid and more volatile than those of large companies.

   PRINCIPAL RISKS:

   - equity market risk

   - style risk
   - small company risk

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INTERNATIONAL EQUITY PORTFOLIO

The Portfolio's investment objective is CAPITAL APPRECIATION. This means that we seek investments that will increase in value. To achieve this objective, we purchase STOCKS OF FOREIGN COMPANIES. These companies may be based in developed as well as developing countries. We normally invest at least 80% of the Portfolio's investable assets in stocks of companies in at least three different foreign countries. For purposes of this policy, the Portfolio will invest in stocks of companies that are organized under the laws of a foreign country, companies that derive more than 50% of their revenues from activities in foreign countries, and companies that have at least 50% of their assets located abroad. The foreign securities held by the Portfolio normally will be denominated in foreign currencies, including the euro -- a multinational currency unit. The Portfolio may invest in large-, mid- or small-capitalization companies. To the extent the Portfolio invests in small capitalization companies, the risk is greater than with larger companies because shares of small companies tend to be less liquid and more volatile than those of large companies.

The Portfolio may also invest in AMERICAN DEPOSITARY RECEIPTS (ADRS), AMERICAN DEPOSITARY SHARES (ADSS), GLOBAL DEPOSITARY RECEIPTS (GDRS) and EUROPEAN DEPOSITARY RECEIPTS (EDRS). ADRs, ADSs, GDRs and EDRs are certificates -- usually issued by a bank or trust company -- that represent an equity investment in a foreign company. ADRs and ADSs are issued by U.S. banks and trust companies and are valued in U.S. dollars. EDRs and GDRs are issued by foreign banks and trust companies and are usually valued in foreign currencies.

   PRINCIPAL RISKS:

   - equity market risk

   - style risk
   - small company risk
   - foreign market risk
   - currency risk
   - political developments
   - derivatives risk

DEBT PORTFOLIOS

INTERNATIONAL BOND PORTFOLIO

The Portfolio's investment objective is HIGH TOTAL RETURN. This means that we seek investments that will increase in value as well as pay income. To achieve this objective, we invest primarily in HIGH GRADE FOREIGN DEBT OBLIGATIONS issued by foreign governments, their agencies and instrumentalities, foreign companies and financial institutions and by supranational organizations. We normally invest at least 80% of the Portfolio's investable assets in high grade foreign bonds of issuers in at least three countries outside the U.S. These issuers may be in developed as well as developing countries. For purposes of this policy, foreign companies and financial institutions are those that are organized under the laws of a foreign country, those that

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derive more than 50% of their revenues from activities in foreign countries, and companies and financial institutions that have at least 50% of their assets located abroad.

The debt obligations in which the Portfolio invests may include MORTGAGE-RELATED SECURITIES, including COLLATERALIZED MORTGAGE OBLIGATIONS and STRIPPED MORTGAGE-BACKED SECURITIES. We may also invest in ASSET-BACKED SECURITIES like automobile loans and credit card receivables. We normally invest at least 80% of the Portfolio's investable assets in debt obligations rated A or better by Standard & Poor's Ratings Group (S&P), Moody's Investors Service (Moody's) or another major rating service, and unrated debt obligations that we believe are comparable in quality. However, we may invest up to 20% of the Portfolio's total assets in HIGH YIELD DEBT OBLIGATIONS -- also known as "JUNK BONDS" -- rated at least B by S&P, Moody's or another major rating service and unrated bonds we believe are comparable in quality. The Portfolio may continue to hold an obligation even if it is later downgraded or no longer rated. The foreign debt obligations held by the Portfolio normally will be denominated in foreign currencies, including the euro -- a multinational currency unit. We may use DERIVATIVES to attempt to hedge the value of foreign currencies relative to the U.S. dollar. The Portfolio can also invest in debt obligations issued by the U.S. Government and its agencies or by U.S. companies.

The Portfolio is a NONDIVERSIFIED FUND that generally may invest a higher percentage of its assets in the securities of fewer issuers than a diversified fund. This could make the value of the Portfolio's shares more volatile than the shares of a diversified fund. In addition, economic, political or regulatory developments could have a greater impact on the Portfolio's share price than would be the case if the Portfolio were diversified among more issuers.

The Portfolio may actively and frequently trade its portfolio securities.

   PRINCIPAL RISKS:

   - credit risk
   - interest rate risk

   - debt market risk

   - prepayment risk
   - derivatives risk
   - active trading risk
   - foreign market risk
   - currency risk
   - political developments
   - nondiversification

                                        4
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TOTAL RETURN BOND PORTFOLIO

The Portfolio's investment objective is TOTAL RETURN consisting of CURRENT INCOME AND CAPITAL APPRECIATION. This means that we seek investments that will pay income as well as increase in value. To achieve this objective, we invest in DEBT OBLIGATIONS issued or guaranteed by the U.S. GOVERNMENT and its agencies, as well as debt obligations issued by U.S. COMPANIES, FOREIGN COMPANIES AND FOREIGN GOVERNMENTS and their agencies. The Portfolio can invest up to 20% of its total assets in foreign currency-denominated debt obligations.

The Portfolio invests in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. Government entities including securities issued by the Federal National Mortgage Association (FNMA or "Fannie Mae") or the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac") or guaranteed by the Government National Mortgage Association (GNMA or "Ginnie Mae"). However, we may invest up to 25% of the Portfolio's assets in privately issued mortgage-related securities (those not issued or guaranteed by the U.S. Government). The mortgage-related securities in which the Portfolio may invest may include COLLATERALIZED MORTGAGE OBLIGATIONS, STRIPPED MORTGAGE-BACKED SECURITIES and MULTI-CLASS PASS THROUGH SECURITIES. We may also use DERIVATIVES, such as futures, swaps and options, for hedging purposes or to seek to improve the Portfolio's return.

We may also invest in ASSET-BACKED SECURITIES like automobile loans and credit card receivables. In addition, we may invest up to 20% of investable assets in CONVERTIBLE BONDS, CONVERTIBLE PREFERRED STOCK and NON-CONVERTIBLE PREFERRED STOCK. We normally invest at least 80% of the Portfolio's investable assets in "INVESTMENT GRADE" DEBT OBLIGATIONS -- rated at least BBB by Standard & Poor's Ratings Group (S&P), Baa by Moody's Investors Service (Moody's), or the equivalent by another major rating service and unrated debt obligations that we believe are comparable in quality. However, we may invest up to 20% of the Portfolio's assets in HIGH YIELD DEBT OBLIGATIONS ("JUNK BONDS") that are rated at least B by S&P, Moody's or another major rating service, and unrated debt obligations that we believe are comparable in quality. The Portfolio may continue to hold an obligation even if it is later downgraded or no longer rated. The Portfolio may actively and frequently trade its portfolio securities. The Portfolio will maintain an average duration that normally ranges between two years below and two years above the average duration of the Portfolio's benchmark index.

   PRINCIPAL RISKS:
   - credit risk
   - interest rate risk

   - debt market risk

   - prepayment risk
   - derivatives risk
   - active trading risk
   - foreign market risk
   - currency risk
   - political developments

   - junk bond risk
   - leverage risk

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INTERMEDIATE-TERM BOND PORTFOLIO

The Portfolio's investment objective is CURRENT INCOME and REASONABLE STABILITY OF PRINCIPAL. This means that we seek investments that we think will pay dividends and other income, while attempting to minimize volatility. To achieve this objective, we invest in DEBT OBLIGATIONS issued or guaranteed by the U.S. GOVERNMENT and its agencies, as well as DEBT OBLIGATIONS ISSUED BY U.S. COMPANIES, FOREIGN COMPANIES AND FOREIGN GOVERNMENTS. The Portfolio may invest up to 20% of its assets in foreign currency-denominated debt obligations. The Portfolio may invest in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. Government entities, and up to 25% of its assets in privately issued mortgage-related securities (not issued or guaranteed by the U.S. Government). These investments may include COLLATERALIZED MORTGAGE OBLIGATIONS and STRIPPED MORTGAGE-BACKED SECURITIES.

We may invest up to 20% of investable assets in CONVERTIBLE BONDS, CONVERTIBLE PREFERRED STOCK and NON-CONVERTIBLE PREFERRED STOCK. We may also invest in ASSET-BACKED SECURITIES like automobile loans and credit card receivables. We may also use DERIVATIVES for hedging purposes or to seek to improve the Portfolio's returns. We normally invest at least 80% of the Portfolio's investable assets in "INVESTMENT GRADE" DEBT OBLIGATIONS -- debt obligations rated at least BBB by S&P, Baa by Moody's, or the equivalent by another major rating service -- and unrated debt obligations that we believe are comparable in quality. However, we may invest up to 20% of the Portfolio's assets in HIGH YIELD DEBT OBLIGATIONS ("JUNK BONDS") -- that are rated at least B by S&P, Moody's or another major rating service, and unrated bonds that we believe are comparable in quality. The Portfolio may continue to hold an obligation even if it is later downgraded or no longer rated. The Portfolio may actively and frequently trade its portfolio securities. The Portfolio will maintain an average duration that normally ranges between two years below and two years above the average duration of the Portfolio's benchmark index.

   PRINCIPAL RISKS:

   - credit risk
   - interest rate risk

   - debt market risk

   - prepayment risk
   - derivatives risk
   - active trading risk
   - foreign market risk
   - currency risk
   - political developments

   - leverage risk

                                        6
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MORTGAGE BACKED SECURITIES PORTFOLIO

The Portfolio's primary investment objective is HIGH CURRENT INCOME and its secondary investment objective is CAPITAL APPRECIATION, each to the extent consistent with the PROTECTION OF CAPITAL. This means we seek investments that will pay income and also increase in value, while attempting to reduce volatility. To achieve these objectives, we normally invest at least 80% of the Portfolio's investable assets in MORTGAGE-BACKED DEBT SECURITIES. These securities will usually be mortgage-related securities issued or guaranteed by U.S. Government agencies. However, we may invest up to 25% of the Portfolio's total assets in privately issued mortgage-related securities (which are not guaranteed by the U.S. Government).

Our investments in mortgage-related securities may include COLLATERALIZED MORTGAGE OBLIGATIONS and STRIPPED MORTGAGE-BACKED SECURITIES. We may also invest in ASSET-BACKED SECURITIES like automobile loans and credit card receivables. We normally purchase debt obligations that are rated at least A by Moody's or S&P, or the equivalent by another major rating service, and unrated bonds we believe are comparable in quality. The Portfolio may continue to hold an obligation even if it is later downgraded or no longer rated. The Portfolio may actively and frequently trade its portfolio securities.

   PRINCIPAL RISKS:
   - credit risk
   - interest rate risk

   - debt market risk

   - prepayment risk
   - active trading risk

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

The Portfolio's investment objective is MAXIMUM CURRENT INCOME consistent with the maintenance of LIQUIDITY and the PRESERVATION OF CAPITAL. To achieve this objective, we invest primarily in SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT that mature in 13 months or less and REPURCHASE AGREEMENTS relating to these securities. While we make every effort to achieve our investment objective and maintain a net asset value of $1 per share, we can't guarantee that we will be successful. So far, the Portfolio's net asset value per share has never deviated from $1.

   PRINCIPAL RISKS:

   - credit risk
   - interest rate risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

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EQUITY PORTFOLIOS

EQUITY MARKET RISK. Since these Portfolios invest primarily in COMMON STOCKS, there is the risk that the price of a particular stock owned by a Portfolio could go down. Generally, the stock price of large companies is more stable than the stock price of smaller companies, but this is not always the case. In addition to an individual stock losing value, the value of a market sector or of the equity markets as a whole could go down. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

STYLE RISK. Since some of the Portfolios follow either a growth or value investment style, there is the risk that a particular style may be out of favor for a period of time.

SMALL COMPANY RISK. The SMALL CAP GROWTH and SMALL CAP VALUE PORTFOLIOS invest primarily in stocks of smaller companies with a market capitalization of under $2.5 billion. The INTERNATIONAL EQUITY PORTFOLIO also may invest in small companies. These companies usually offer a smaller range of products and services than larger companies. They also may have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies tend to fluctuate in value more than the stocks of larger, more established companies.

INVESTMENTS IN FOREIGN SECURITIES. The INTERNATIONAL EQUITY PORTFOLIO invests primarily in STOCKS OF FOREIGN COMPANIES. Investing in foreign securities presents additional risks. See "Investments in Foreign Securities" below.

DERIVATIVES RISK. The INTERNATIONAL EQUITY PORTFOLIO may use derivatives, including futures and options, as a principal investment strategy to improve its returns or as a hedge to protect its assets. Derivatives present additional risks. See "Debt Portfolios Derivatives -- Risk" below.

DEBT PORTFOLIOS

CREDIT RISK. The debt obligations in which the Portfolios invest are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. The INTERNATIONAL BOND, TOTAL RETURN BOND and INTERMEDIATE-TERM BOND PORTFOLIOS may invest in BELOW-INVESTMENT GRADE SECURITIES -- also known as "JUNK BONDS" -- which have a higher risk of default and tend to be less liquid than higher-rated securities.

In addition, some of the U.S. Government securities and mortgage-related securities in which the Portfolios may invest are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but

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yield and market value are not. These securities include, but are not limited to, direct obligations issued by the U.S. Treasury, and obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Government National Mortgage Association (GNMA or "Ginnie Mae"). Securities issued by other government entities that may be chartered or sponsored by Acts of Congress, in which the Portfolio may invest, are not backed by the full faith and credit of the United States. These securities include, but are not limited to, obligations of the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA or "Fannie Mae"), each of which has the right to borrow from the U.S. Treasury to meet its obligations.

INTEREST RATE RISK. There is also the risk that the securities could lose value because of interest rate changes. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. The prices of debt obligations and a Portfolio's net asset value (or share price) generally move in opposite directions from interest rates.

Although investments in mutual funds involve risk, investments in money market funds like the U.S. GOVERNMENT MONEY MARKET PORTFOLIO are generally less risky than investments in other types of funds. This is because the Portfolio may only invest in high quality securities, limits the average maturity of its portfolio to 90 days or less, and limits its ability to invest in any particular security to those that mature in 13 months or less. For purposes of satisfying the average maturity and maximum maturity requirements, securities with demand features are treated as maturing on the date that the Portfolio can demand repayment of the security. Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.

DEBT MARKET RISK. Debt obligations are also subject to market risk, which is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Market risk may affect an industry, a sector or the entire market.

PREPAYMENT RISK. The INTERNATIONAL BOND, TOTAL RETURN BOND, INTERMEDIATE-TERM BOND and MORTGAGE BACKED SECURITIES PORTFOLIOS may invest in MORTGAGE-RELATED SECURITIES and ASSET-BACKED SECURITIES, which are subject to prepayment risk. If these securities are prepaid, a Portfolio may have to replace them with lower-yielding securities. STRIPPED MORTGAGE-BACKED SECURITIES are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities. Unlike mortgage-related securities, asset-backed securities are usually not collateralized. If the issuer of a non-collateralized debt security defaults on the obligation, there is no collateral that the security holder may sell to satisfy the debt.

                                        9
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ACTIVE TRADING RISK. The INTERNATIONAL BOND, TOTAL RETURN BOND,
INTERMEDIATE-TERM BOND and MORTGAGE BACKED SECURITIES PORTFOLIOS actively and frequently trade their portfolio securities. High portfolio turnover results in higher transaction costs, which can affect a Portfolio's performance and have adverse tax consequences.

INVESTMENTS IN FOREIGN SECURITIES. The INTERNATIONAL BOND, TOTAL RETURN BOND and INTERMEDIATE-TERM BOND PORTFOLIOS may also invest in DEBT OBLIGATIONS OF FOREIGN ISSUERS. Investing in foreign securities presents additional risks. See "Investments in Foreign Securities" below.

DERIVATIVES RISK. The INTERNATIONAL BOND, TOTAL RETURN BOND and INTERMEDIATE-TERM BOND PORTFOLIOS may use derivatives, including options, swaps, and futures, as a principal investment strategy to improve their returns or as a hedge to protect their assets. Using derivatives as a return-enhancement strategy may be unsuccessful. When used for hedging purposes, derivatives may not fully offset the underlying positions. In either case, this could result in losses to a Portfolio that would not otherwise have occurred.


INVESTMENTS IN FOREIGN SECURITIES
The INTERNATIONAL EQUITY, INTERNATIONAL BOND, TOTAL RETURN BOND and INTERMEDIATE-TERM BOND PORTFOLIOS may invest in FOREIGN SECURITIES. Investing in foreign securities involves several risks in addition to those of U.S. markets.

FOREIGN MARKET RISK. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

CURRENCY RISK. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, certain hedging activities may also cause the Portfolio to lose money and reduce the amount of income available for distribution.

POLITICAL DEVELOPMENTS. Political developments may adversely affect the value of a Portfolio's foreign securities.

                                      * * *

For more information about the risks associated with the Portfolios, see "How the Portfolios Invest -- Investment Risks."

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An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE

A number of factors -- including risk -- can affect how each Portfolio performs. The following bar charts show each Portfolio's performance for each full calendar year of operation. The bar charts and tables below demonstrate the risk of investing in the Portfolios by showing how returns can change from year to year and by showing how each Portfolio's average annual total returns compare with a broad measure of market performance and/or a group of similar mutual funds. The returns of market indexes and mutual fund peer groups do not include the effect of any sales charges or taxes that may apply for investors in the Portfolios. Market index returns do not reflect mutual fund operating expenses. Returns would be lower if they included the effect of these factors.

Each Portfolio's annual returns and yield (where applicable) reflect Portfolio operating expenses, but do not reflect the expense of the TARGET Program fee. If this fee was reflected, returns would be less than those shown.

Past performance (before and after taxes) does not mean that a Portfolio will achieve similar results in the future.

[CHART]

ANNUAL TOTAL RETURNS -- LARGE CAP GROWTH PORTFOLIO

   1994    -0.68%
   1995    25.76%
   1996    21.09%
   1997    20.77%
   1998    44.22%
   1999    55.37%
   2000    -3.37%
   2001   -30.32%
   2002   -31.70%
   2003    39.53%

BEST QUARTER: 33.06% (4th quarter of 1998)
WORST QUARTER: -26.20% (3rd quarter of 2001)

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 12/31/2003)

                                                               ONE YEAR      FIVE YEARS     TEN YEARS
Return Before Taxes                                              37.45%       - 1.55%          8.50%
---------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                              37.45%       - 2.25%          7.06%
---------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and
 Sale of Portfolio Shares(2)                                     23.61%       - 1.30%          6.55%
---------------------------------------------------------------------------------------------------
INDEX (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)

Russell 1000 Growth Index(3)                                     29.75%       - 5.11%          9.21%
---------------------------------------------------------------------------------------------------
S&P 500(4)                                                       28.67%       - 0.57%         11.06%
---------------------------------------------------------------------------------------------------
Lipper Average(5)                                                25.59%       - 1.75%          8.78%
---------------------------------------------------------------------------------------------------


(1) The Portfolio's average annual total returns take into account the TARGET Program fee of 1.50% for non-Plan accounts. For Plan accounts the TARGET Program fee is 1.25%.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "Return After Taxes on Distributions and Sale of Portfolio Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Portfolio shares, a tax deduction is provided that benefits the investor.

(3) The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates. Source: Lipper Inc.

(4) The S&P 500 -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. Source: Lipper Inc.

(5) The Lipper Average is based on the average returns of all mutual funds in the Lipper Large-Cap Growth Funds category. Source: Lipper Inc.

[CHART]

ANNUAL TOTAL RETURNS -- LARGE CAP VALUE PORTFOLIO

   1994     2.18%
   1995    32.08%
   1996    19.17%
   1997    29.80%
   1998    10.25%
   1999    -4.37%
   2000     8.22%
   2001     1.21%
   2002   -13.57%
   2003    36.38%

BEST QUARTER: 20.10% (2nd quarter of 2003)
WORST QUARTER: -18.19% (3rd quarter of 2002)

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 12/31/2003)

                                                                ONE YEAR    FIVE YEARS     TEN YEARS
Return Before Taxes                                              34.35%         2.75%         9.35%
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                              34.10%         1.08%         7.17%
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and
 Sale of Portfolio Shares(2)                                     21.94%         1.39%         6.70%
--------------------------------------------------------------------------------------------------
INDEX (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)

Russell 1000 Value Index(3)                                      30.03%         3.56%        11.88%
--------------------------------------------------------------------------------------------------
S&P 500(4)                                                       28.67%       - 0.57%        11.06%
--------------------------------------------------------------------------------------------------
Lipper Average(5)                                                30.08%         4.95%        11.00%
--------------------------------------------------------------------------------------------------


(1) The Portfolio's average annual total returns take into account the TARGET Program fee of 1.50% for non-Plan accounts. For Plan accounts the TARGET Program fee is 1.25%.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "Return After Taxes on Distributions and Sale of Portfolio Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Portfolio shares, a tax deduction is provided that benefits the investor.

(3) The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a below-average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. Source: Lipper Inc.

(4) The S&P 500 -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. Source: Lipper Inc.

(5) The Lipper Average is based on the average return of all mutual funds in the Lipper Multi-Cap Value Funds category. Source: Lipper Inc.

[CHART]

ANNUAL TOTAL RETURNS -- SMALL CAP GROWTH PORTFOLIO

   1994     -2.19%
   1995     24.62%
   1996     18.88%
   1997     20.85%
   1998      2.55%
   1999     29.20%
   2000      1.83%
   2001    -19.33%
   2002    -33.24%
   2003    33.05%

BEST QUARTER: 23.17% (4th quarter of 1999)
WORST QUARTER: -26.57 (3rd quarter of 2001)

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 12/31/2003)

                                                                ONE YEAR    FIVE YEARS    TEN YEARS
Return Before Taxes                                               31.07%      - 2.65%        3.83%
-------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                               31.07%      - 5.12%        1.61%
-------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and
 Sale of Portfolio Shares(2)                                      19.50%      - 2.73%        2.47%
-------------------------------------------------------------------------------------------------
INDEX (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)

Russell 2000 Growth Index(3)                                      48.54%        0.86%        5.43%
-------------------------------------------------------------------------------------------------
Russell 2000 Index(4)                                             47.25%        7.13%        9.47%
-------------------------------------------------------------------------------------------------
Lipper Average(5)                                                 44.36%        4.88%        8.53%
-------------------------------------------------------------------------------------------------


(1) The Portfolio's average annual total returns take into account the TARGET Program fee of 1.50% for non-Plan accounts. For Plan accounts the TARGET Program fee is 1.25%.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "Return After Taxes on Distributions and Sale of Portfolio Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Portfolio shares, a tax deduction is provided that benefits the investor. Past performance, before and after taxes, does not mean that the Portfolio will achieve similar results in the future. After-tax losses may be offset by other gains.

(3) The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with an above-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-to-earnings ratios. Source:
     Lipper Inc.

(4) The Russell 2000 Index -- an unmanaged index of the stocks of the 2,000 smallest U.S. companies included in the Russell 3000 Index -- gives a broad look at how the stock prices of smaller companies have performed. Source:
     Lipper Inc.

(5) The Lipper Average is based on the average return of all mutual funds in the Lipper Small-Cap Growth Funds category. Source: Lipper Inc.

[CHART]

ANNUAL TOTAL RETURNS -- SMALL CAP VALUE PORTFOLIO

   1994    -11.03%
   1995     19.21%
   1996     21.75%
   1997     29.98%
   1998     -6.62%
   1999      1.39%
   2000     23.91%
   2001     17.23%
   2002     -8.48%
   2003     47.10%

BEST QUARTER: 20.81% (2nd quarter of 2003)
WORST QUARTER: -20.07% (3rd quarter of 1998)

AVERAGE ANNUAL TOTAL RETURNS(1) (AS OF 12/31/2003)

                                                                ONE YEAR    FIVE YEARS    TEN YEARS
Return Before Taxes                                               44.91%       12.96%       10.34%
-------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                               43.65%       10.34%        8.13%
-------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and
 Sale of Portfolio Shares(2)                                      28.92%        9.40%        7.47%
-------------------------------------------------------------------------------------------------
INDEX (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)

Russell 2000 Value Index(3)                                       46.03%       12.28%       12.70%
-------------------------------------------------------------------------------------------------
Russell 2000(4)                                                   47.25%        7.13%        9.47%
-------------------------------------------------------------------------------------------------
Lipper Average(5)                                                 44.24%       10.07%       10.04%
-------------------------------------------------------------------------------------------------


(1) The Portfolio's average annual total returns take into account the TARGET Program fee of 1.50% for non-Plan accounts. For Plan accounts the TARGET Program fee is 1.25%.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "Return After Taxes on Distributions and Sale of Portfolio Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Portfolio shares, a tax deduction is provided that benefits the investor. Past performance, before and after taxes, does not mean that the Portfolio will achieve similar results in the future. After-tax losses may be offset by other gains.

(3) The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. Source: Lipper Inc.

(4) The Russell 2000 Index -- an unmanaged index of the stocks of the 2,000 smallest U.S. companies included in the Russell 3000 Index -- gives a broad look at how the stock prices of smaller companies have performed. Source:
     Lipper Inc.

(5) The Lipper Average is based on the average return of all mutual funds in the Lipper Small-Cap Core Funds category. Source: Lipper Inc.

[CHART]

ANNUAL TOTAL RETURNS -- INTERNATIONAL EQUITY PORTFOLIO

   1994      0.18%
   1995     15.38%
   1996     15.25%
   1997     10.60%
   1998     15.49%
   1999     23.30%
   2000     -9.42%
   2001    -24.56%
   2002    -10.17%
   2003     28.76%

BEST QUARTER: 18.03% (4th quarter of 1998)
WORST QUARTER: -17.53% (3rd quarter of 1998)

AVERAGE ANNUAL TOTAL RETURNS(1) (AS OF 12/31/2003)

                                                                ONE YEAR    FIVE YEARS    TEN YEARS
Return Before Taxes                                               26.84%      - 2.00%        3.62%
-------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                               26.60%       -3.31%        1.66%
-------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and
 Sale of Portfolio Shares(2)                                      17.05%       -1.98%        2.04%
-------------------------------------------------------------------------------------------------
INDEX (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)

MSCI EAFE Index(3)                                                  38.59%      - 0.05%        4.47%
-------------------------------------------------------------------------------------------------
Lipper Average(4)                                                   34.74%        1.28%        4.65%
-------------------------------------------------------------------------------------------------


(1) The Portfolio's average annual total returns take into account the TARGET Program fee of 1.50% for non-Plan accounts. For Plan accounts the TARGET Program fee is 1.25%.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "Return After Taxes on Distributions and Sale of Portfolio Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Portfolio shares, a tax deduction is provided that benefits the investor. Past performance, before and after taxes, does not mean that the Portfolio will achieve similar results in the future. After-tax losses may be offset by other gains.

(3) The Morgan Stanley Capital International (MSCI) EAFE Index -- a weighted, unmanaged index that reflects stock price movements in Europe, Australasia and the Far East -- gives a broad look at how foreign stocks have performed. Source: Lipper Inc.

(4) The Lipper Average is based on the average return of all mutual funds in the Lipper International Funds category. Source: Lipper Inc.

[CHART]

ANNUAL TOTAL RETURNS -- INTERNATIONAL BOND PORTFOLIO

   1995     14.66%
   1996      4.45%
   1997     -5.73%
   1998      8.55%
   1999     -5.88%
   2000     -1.34%
   2001     -5.73%
   2002     20.14%
   2003      5.31%


BEST QUARTER: 13.62% (2nd quarter of 2002)
WORST QUARTER: -6.23% (3rd quarter of 2000)


AVERAGE ANNUAL TOTAL RETURNS(1) (AS OF 12/31/2003)

                                                                                      SINCE INCEPTION
                                                               ONE YEAR   FIVE YEARS     (5-17-94)
Return Before Taxes                                                4.26%       1.05%         2.28%
-------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                0.88%     - 0.01%         0.72%
-------------------------------------------------------------------------------------------------
Return After Taxes on Distributions
 and Sale of Portfolio Shares(2)                                   2.42%       0.43%         1.06%
-------------------------------------------------------------------------------------------------
INDEX (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)

WB Index Hedged(3)                                                 1.88%       5.44%         8.27%
-------------------------------------------------------------------------------------------------
Lipper Average(4)                                                 15.75%       5.89%         7.20%
-------------------------------------------------------------------------------------------------


(1) The Portfolio's average annual total returns take into account the TARGET Program fee of 1.00% for non-Plan accounts. For Plan accounts the TARGET Program fee is 1.35%.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "Return After Taxes on Distributions and Sale of Portfolio Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Portfolio shares, a tax deduction is provided that benefits the investor. Past performance, before and after taxes, does not mean that the Portfolio will achieve similar results in the future. After-tax losses may be offset by other gains.

(3) The Citigroup Non-U.S. World Government Bond Index (hedged) (WB Index Hedged) -- an unmanaged index of approximately 600 high quality bonds with foreign currency exposure translated to the U.S. dollar -- gives a broad look at how foreign bonds have performed. Source: Lipper Inc.

(4) The Lipper Average is based on the average return of all mutual funds in the Lipper International Income Funds category. Source: Lipper Inc.

[CHART]

ANNUAL TOTAL RETURNS -- TOTAL RETURN BOND PORTFOLIO

   1994     -3.54%
   1995     19.63%
   1996      5.02%
   1997      9.23%
   1998      8.28%
   1999     -0.67%
   2000     11.30%
   2001      7.97%
   2002      9.65%
   2003      6.22%


BEST QUARTER: 6.32% (2nd quarter of 1995)
WORST QUARTER: -3.35% (1st quarter of 1994)


AVERAGE ANNUAL TOTAL RETURNS(1) (as of 12/31/2003)

                                                                 ONE YEAR    FIVE YEARS    TEN YEARS
Return Before Taxes                                                5.17%        5.75%        6.07%
-------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                2.91%        3.25%        3.34%
-------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and
 Sale of Portfolio Shares(2)                                       3.16%        3.18%        3.26%
-------------------------------------------------------------------------------------------------
INDEX (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)

LABI(3)                                                            4.10%        6.62%        6.95%
-------------------------------------------------------------------------------------------------
Lipper Average(4)                                                  8.23%        6.11%        6.49%
-------------------------------------------------------------------------------------------------


(1) The Portfolio's average annual total returns take into account the TARGET Program fee of 1.00% for non-Plan accounts. For Plan accounts the TARGET Program fee is 1.35%.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "Return After Taxes on Distributions and Sale of Portfolio Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Portfolio shares, a tax deduction is provided that benefits the investor. Past performance, before and after taxes, does not mean that the Portfolio will achieve similar results in the future. After-tax losses may be offset by other gains.

(3) The Lehman Aggregate Bond Index (LABI) -- an unmanaged index of investment grade securities issued by the U.S. government and its agencies and by corporations with between 1 and 10 years remaining to maturity -- gives a broad look at how bond prices of short and intermediate-term bonds have performed. Source: Lipper Inc.

(4) The Lipper Average is based on the average return of all mutual funds in the Lipper Corporate Debt BBB-Rated Funds category. Source: Lipper Inc.

[CHART]

ANNUAL TOTAL RETURNS -- INTERMEDIATE-TERM BOND PORTFOLIO

   1994     -2.23%
   1995     16.87%
   1996      5.22%
   1997      8.57%
   1998      7.09%
   1999      1.30%
   2000     10.10%
   2001      8.19%
   2002      8.56%
   2003      4.58%

BEST QUARTER: 5.79% (2nd quarter of 1995)
WORST QUARTER: -1.79% (1st quarter of 1994)


AVERAGE ANNUAL TOTAL RETURNS(1) (as of 12/31/2003)

                                                                 ONE YEAR    FIVE YEARS    TEN YEARS
Return Before Taxes                                                3.54%        5.44%        5.65%
-------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                1.82%        2.98%        3.02%
-------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and
 Sale of Portfolio Shares(2)                                       1.96%        2.93%        2.98%
-------------------------------------------------------------------------------------------------
INDEX (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)

LIGC(3)                                                            4.31%        6.65%        6.63%
-------------------------------------------------------------------------------------------------
Lipper Average(4)                                                  4.55%        5.82%        6.17%
-------------------------------------------------------------------------------------------------

(1) The Portfolio's average annual total returns take into account the TARGET Program fee of 1.00% for non-Plan accounts. For Plan accounts the TARGET Program fee is 1.35%.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "Return After Taxes on Distributions and Sale of Portfolio Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Portfolio shares, a tax deduction is provided that benefits the investor. Past performance, before and after taxes, does not mean that the Portfolio will achieve similar results in the future. After-tax losses may be offset by other gains.

(3) The Lehman Brothers Intermediate Government Credit Bond Index (LIGC) (formerly Lehman Brothers Intermediate Government/Corporate Bond Index) -- an unmanaged index of publicly traded U.S. government bonds and investment grade corporate bonds with maturities of up to 10 -- years gives a broad look at how intermediate-term bonds have performed. Source: Lipper Inc.

(4) The Lipper Average is based on the average return of all mutual funds in the Lipper Intermediate Investment-Grade Debt Funds category. Source:
     Lipper Inc.

[CHART]

ANNUAL TOTAL RETURNS -- MORTGAGE BACKED SECURITIES PORTFOLIO

   1994     -0.51%
   1995     16.18%
   1996      5.56%
   1997      8.82%
   1998      6.37%
   1999      1.54%
   2000     10.35%
   2001      7.79%
   2002      8.13%
   2003      2.20%

BEST QUARTER: 4.71% (1st quarter of 1995)
WORST QUARTER: -1.67% (1st quarter of 1994)


AVERAGE ANNUAL TOTAL RETURNS(1) (as of 12/31/2003)

                                                                 ONE YEAR    FIVE YEARS    TEN YEARS
Return Before Taxes                                                1.18%        4.89%        5.48%
-------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                              - 0.42%        2.50%        2.87%
-------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and
 Sale of Portfolio Shares                                          0.41%        2.50%        2.81%
-------------------------------------------------------------------------------------------------
INDEX (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)

CG MBS Index(3)                                                    3.07%        6.59%        6.91%
-------------------------------------------------------------------------------------------------
LB MBS Index(4)                                                    3.07%        6.55%        6.89%
-------------------------------------------------------------------------------------------------
Lipper Average(5)                                                  2.48%        5.68%        5.88%
-------------------------------------------------------------------------------------------------


(1) The Portfolio's average annual total returns take into account the TARGET Program fee of 1.00% for non-Plan accounts. For Plan accounts the TARGET Program fee is 1.35%.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "Return After Taxes on Distributions and Sale of Portfolio Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Portfolio shares, a tax deduction is provided that benefits the investor. Past performance, before and after taxes, does not mean that the Portfolio will achieve similar results in the future. After-tax losses may be offset by other gains.

(3) The Citigroup Mortgage Backed Security Index (CG MBS Index) -- an unmanaged index of 30- and 15-year mortgage-related securities issued by U.S. Government agencies -- gives a broad look at how mortgage-backed securities have performed. Source: Bloomberg, L.P.

(4) The Lehman Brothers Mortgage Backed Securities Index (LB MBS Index) is a market capitalization-weighted index of 15-year and 30-year fixed-rate securities backed by GNMA, FNMA and FHMLC mortgage pools and balloon mortgages with fixed-rate coupons. Source: Bloomberg, L.P.

(5) The Lipper Average is based on the average return of all mutual funds in the Lipper U.S. Mortgage Funds category. Source: Lipper Inc.

[CHART]

ANNUAL TOTAL RETURNS -- U.S. GOVERNMENT MONEY MARKET PORTFOLIO

   1994    3.79%
   1995    5.25%
   1996    4.53%
   1997    4.95%
   1998    4.88%
   1999    4.67%
   2000    5.87%
   2001    3.77%
   2002    1.31%
   2003    0.70%

BEST QUARTER: 1.65% (4th quarter of 2000)
WORST QUARTER: 0.15% (4th quarter of 2003)


AVERAGE ANNUAL TOTAL RETURNS(1) (as of 12/31/2003)

                                                                 ONE YEAR    FIVE YEARS    TEN YEARS
Return Before Taxes                                                0.70%        3.24%        3.97%
-------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                0.45%        1.96%        2.39%
-------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and
 Sale of Portfolio Shares                                          0.45%        1.96%        2.39%
-------------------------------------------------------------------------------------------------
INDEX (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)

Lipper Average(3)                                                  0.46%        3.04%        3.92%
-------------------------------------------------------------------------------------------------
7-DAY YIELD(1) (as of 12/31/2003)
-------------------------------------------------------------------------------------------------
U.S. Government Money Market Portfolio                             0.55%         N/A          N/A
-------------------------------------------------------------------------------------------------
iMoneyNet, Inc. Average(4)                                         0.53%         N/A          N/A
-------------------------------------------------------------------------------------------------


(1) The Portfolio's average annual total returns take into account the TARGET Program fee of 1.00% for non-Plan accounts. For Plan accounts the TARGET Program fee is 1.35%.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "Return After Taxes on Distributions and Sale of Portfolio Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Portfolio shares, a tax deduction is provided that benefits the investor. Past performance, before and after taxes, does not mean that the Portfolio will achieve similar results in the future. After-tax losses may be offset by other gains.

(3) The Lipper Average is based on the average return of all mutual funds in the Lipper U.S. Government Money Funds category. Source: Lipper Inc.

(4) The iMoneyNet, Inc. Average is based upon the average yield of all mutual funds in the iMoneyNet, Inc. All Taxable Money Market Fund category.
     Source: iMoneyNet, Inc.

FEES AND EXPENSES

These tables show the fees and expenses that you may pay if you buy and hold shares of a Portfolio.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                              EQUITY PORTFOLIOS       DEBT PORTFOLIOS
Maximum sales charge (load) imposed on purchases (as a
 percentage of offering price)                                             None                  None
-----------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage of
 the lower of original purchase price or sale proceeds)                    None                  None
-----------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
 dividends and other distributions                                         None                  None
-----------------------------------------------------------------------------------------------------
Redemption fees                                                            None                  None
-----------------------------------------------------------------------------------------------------
Exchange fee                                                               None                  None
-----------------------------------------------------------------------------------------------------
Maximum annual Target Program fee(1)                                 1.25%/1.50%(2)        1.35%/1.00%(3)
-----------------------------------------------------------------------------------------------------


(1)  The TARGET Program fee only applies to TARGET Program participants.

(2) For Equity Portfolios, the maximum TARGET Program fee is 1.25% for investors who invest in the Portfolios through an IRA or a qualified employee benefit plan (together, Plan investors). The maximum TARGET Program fee is 1.50% for non-Plan investors.

(3) For Debt Portfolios, the maximum TARGET Program fee is 1.35% for Plan investors and is 1.00% for non-Plan investors.

EQUITY PORTFOLIOS

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)

                                             LARGE CAP    LARGE CAP    SMALL CAP    SMALL CAP    INTERNATIONAL
                                              GROWTH        VALUE       GROWTH        VALUE         EQUITY
                                             PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO
Management fees                                 .60%         .60%         .60%          .60%          .70%
---------------------------------------------------------------------------------------------------------------
+ Distribution and service (12b-1) fees        None         None         None          None          None
---------------------------------------------------------------------------------------------------------------
+ Other expenses                                .24%         .20%         .43%          .33%          .37%
---------------------------------------------------------------------------------------------------------------
= TOTAL ANNUAL FUND OPERATING EXPENSES          .84%         .80%         1.03%         .93%          1.07%
---------------------------------------------------------------------------------------------------------------

DEBT PORTFOLIOS

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)

                                                                                              MORTGAGE BACKED  U.S. GOVERNMENT
                                           INTERNATIONAL    TOTAL RETURN   INTERMEDIATE-TERM    SECURITIES       MONEY MARKET
                                           BOND PORTFOLIO  BOND PORTFOLIO    BOND PORTFOLIO      PORTFOLIO         PORTFOLIO
Management fees                                 .50%           .45%               .45%              .45%              .25%
------------------------------------------------------------------------------------------------------------------------------
+ Distribution and
   service (12b-1) fees                        None           None               None              None              None
------------------------------------------------------------------------------------------------------------------------------
+ Other expenses                               1.01%           .31%               .23%              .39%              .27%
------------------------------------------------------------------------------------------------------------------------------
= TOTAL ANNUAL FUND
    OPERATING EXPENSES                         1.51%           .76%               .68%              .84%              .52%
------------------------------------------------------------------------------------------------------------------------------

FEES AND EXPENSES EXAMPLE

This example is intended to help you compare the fees and expenses of the Portfolios and the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                        ONE YEAR    THREE YEARS       FIVE YEARS       TEN YEARS
Large Cap Growth Portfolio                   $86           $268             $466          $1,037
------------------------------------------------------------------------------------------------
Large Cap Value Portfolio                     82            255              444             990
------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                   105            328              569           1,259
------------------------------------------------------------------------------------------------
Small Cap Value Portfolio                     95            296              515           1,143
------------------------------------------------------------------------------------------------
International Equity Portfolio               109            340              590           1,306
------------------------------------------------------------------------------------------------
International Bond Portfolio                 154            477              824           1,802
------------------------------------------------------------------------------------------------
Total Return Bond Portfolio                   78            243              422             942
------------------------------------------------------------------------------------------------
Intermediate-Term Bond Portfolio              69            218              379             847
------------------------------------------------------------------------------------------------
Mortgage Backed Securities Portfolio          86            268              466           1,037
------------------------------------------------------------------------------------------------
U.S. Government Money Market Portfolio        53            167              291             653
------------------------------------------------------------------------------------------------

HOW THE PORTFOLIOS INVEST

INVESTMENT POLICIES

EQUITY PORTFOLIOS

LARGE CAP GROWTH AND SMALL CAP GROWTH PORTFOLIOS

When we consider investing in a company's stock, we look at several factors to evaluate the stock's growth potential, including the company's historical profitability, the economic outlook for the company's industry, the company's position in that industry, and the qualifications of company management. For example, we may select a company's stock based on new products or services the company is introducing. Dividend income is only an incidental consideration. Generally, we will consider selling a security when we think it has achieved its growth potential, or when we think we can find better growth opportunities.

LARGE CAP VALUE, SMALL CAP VALUE AND INTERNATIONAL EQUITY PORTFOLIOS

We consider a number of factors in choosing stocks, like a company's sales, earnings, book value, cash flow, recent performance and the industry it's in. We consider selling a stock if it has increased in value to the point where we no longer consider it to be undervalued.

DEBT PORTFOLIOS

INTERNATIONAL BOND, TOTAL RETURN BOND, INTERMEDIATE-TERM BOND AND MORTGAGE BACKED SECURITIES PORTFOLIOS

In choosing portfolio securities, we consider economic conditions and interest rate fundamentals and, for foreign debt securities, country and currency selection. We also evaluate individual debt securities within each fixed-income sector based upon their relative investment merit and consider factors such as yield, duration and potential for price or currency appreciation as well as credit quality, maturity and risk.

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

We seek income-producing investments with the credit quality and liquidity to preserve the value of the Portfolio's shares. Because we seek to maintain the value of the Portfolio's shares at $1, we manage the Portfolio to comply with specific regulations designed for money market funds.

MORTGAGE-RELATED SECURITIES

The INTERNATIONAL BOND, TOTAL RETURN BOND, INTERMEDIATE-TERM BOND and MORTGAGE BACKED SECURITIES PORTFOLIOS may each invest in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. governmental entities or private issuers. In addition, the

INTERNATIONAL BOND PORTFOLIO may invest in mortgage-related securities issued or guaranteed by foreign governmental entities. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities issued by the U.S. Government include GNMAs, and mortgage-related securities issued by agencies of the U.S. Government include FNMAs and debt securities issued by the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"). The U.S. Government or the issuing agency directly or indirectly guarantees the payment of interest and principal on some of these securities, such as GNMAs, but not their value. Other securities including FNMAs and FHLMCs, are not guaranteed, but may be able to borrow from the U.S. Treasury to meet its obligations. Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage backed securities include mortgage pass-through securities, collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities. A COLLATERALIZED MORTGAGE OBLIGATION (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A MULTI-CLASS PASS-THROUGH SECURITY is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A STRIPPED MORTGAGE-BACKED SECURITY (MBS STRIP) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

The values of mortgage-backed securities vary with changes in market interest rates generally and in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to increase as homeowners and others refinance their higher-rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decline, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.

HOW THE PORTFOLIOS INVEST

ASSET-BACKED SECURITIES

The INTERNATIONAL BOND, TOTAL RETURN BOND, INTERMEDIATE-TERM BOND and MORTGAGE BACKED SECURITIES PORTFOLIOS may each invest in ASSET-BACKED SECURITIES. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables. Unlike mortgage-related securities, asset-backed securities are usually not collateralized. However, credit-related asset-backed securities may be collateralized by a portfolio of corporate bonds, including junk bonds, or or other securities.

DURATION

The TOTAL RETURN BOND PORTFOLIO and INTERMEDIATE-TERM BOND PORTFOLIO are managed so that their duration each ranges between two years below and two years above the duration of its benchmark. As of March 31, 2004, the durations of the Lehman Aggregate Bond Index (relating to the Total Return Bond Portfolio) and the Lehman Intermediate Government/Credit Index (relating to the Intermediate-Term Bond Portfolio) were 4.33 and 5.48 years, respectively. Duration is an approximation of the price sensitivity of a bond to interest rate changes. The longer the duration of a bond, the greater the impact of interest rate changes on the bond's price.


ADDITIONAL INFORMATION ON INVESTMENTS AND RISKS

For more information, see "Investment Risks" below and the Trust's Statement of Additional Information, "Description of the Portfolios, Their Investments and Risks." The Statement of Additional Information -- which we refer to as the SAI contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success. Each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Trust can change investment policies that are not fundamental without shareholder approval.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies described above, we may also use the following investment strategies to try to increase the Portfolios' returns or protect their assets if market conditions warrant.

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of a Portfolio's assets in money market instruments or U.S.

Government securities. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve a Portfolio's assets when the markets are unstable.

MONEY MARKET INSTRUMENTS. Each Portfolio may invest in high quality MONEY MARKET INSTRUMENTS for cash management purposes. Money market instruments include the commercial paper of U.S. and foreign corporations, obligations of U.S. and foreign banks, certificates of deposit and obligations issued or guaranteed by the U.S. Government or its agencies or a foreign government. The U.S. GOVERNMENT MONEY MARKET PORTFOLIO will normally limit its investments in these instruments to securities issued or guaranteed by the U.S. Government or its agencies.

Each Portfolio, except the International Bond Portfolio, will generally purchase money market instruments in one of the two highest short-term quality ratings of a major rating service. The INTERNATIONAL BOND PORTFOLIO will only purchase money market instruments in the highest short-term quality rating of a major rating service. The Portfolios may also invest in money market instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

U.S. GOVERNMENT SECURITIES. Each Portfolio may invest in DEBT OBLIGATIONS ISSUED BY THE U.S. TREASURY. Treasury securities have varying interest rates and maturities, but they are all backed by the full faith and credit of the U.S. Government.

The Portfolios may also invest in other DEBT OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. Government, like GNMA obligations. Debt securities issued by other government entities, like obligations of FNMA, the FHLMC and the Student Loan Marketing Association (SLMA or "Sallie Mae"), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt.

The U.S. Government sometimes "strips" its debt obligations into their component parts: the U.S. Government's obligation to make interest payments and its obligation to repay the amount borrowed. These STRIPPED SECURITIES are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional debt obligations. A Portfolio may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

DEBT OBLIGATIONS
In addition to their principal investments, the LARGE CAP VALUE, SMALL CAP VALUE and INTERNATIONAL EQUITY PORTFOLIOS may invest in debt obligations for their appreciation potential. These Portfolios may invest in debt obligations issued by U.S. and foreign companies that are rated at least A by S&P or by Moody's or the equivalent by another major rating service. The Large Cap Value and Small Cap Value Portfolios may also invest in asset-backed securities from time to time. See "Asset-Backed Securities" above.

EVENT-LINKED BONDS
The TOTAL RETURN BOND PORTFOLIO and INTERMEDIATE-TERM BOND PORTFOLIO may each invest up to 5% of its total assets in event-linked bonds, the return of principal and payment of interest on which depend on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Event-linked bonds are subject to credit risk and the risk that the occurrence of the trigger event is unpredictable.

EMERGING MARKETS DEBT
The TOTAL RETURN BOND PORTFOLIO, INTERNATIONAL BOND PORTFOLIO and
INTERMEDIATE-TERM BOND PORTFOLIO may each invest up to 10% of its total assets in emerging markets debt, including (but not limited to) Brady Bonds.

Investments in emerging markets are subject to the same risks as investments in foreign securities, but to a greater degree since their economies are generally less diverse and mature, their political systems can be expected to have less stability than more developed countries, they may lack modern technology and may have an insufficient capital base to expand business operations.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS
The TOTAL RETURN BOND, INTERMEDIATE-TERM BOND, MORTGAGE BACKED SECURITIES and INTERNATIONAL BOND PORTFOLIOS may each enter into REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS. When a Portfolio enters into a reverse repurchase agreement, the Portfolio borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time.

When a Portfolio enters into a dollar roll, the Portfolio sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Portfolio is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.

LEVERAGE
The TOTAL RETURN BOND, INTERMEDIATE-TERM BOND, MORTGAGE BACKED SECURITIES and INTERNATIONAL BOND PORTFOLIOS may borrow from banks or through reverse repurchase agreements and dollar rolls to take advantage of investment opportunities. This is known as using "leverage." If a Portfolio borrows money to purchase securities and those securities decline in value, then the value of the Portfolio's shares will decline faster than if the Portfolio were not leveraged.

SHORT SALES
The TOTAL RETURN BOND, INTERMEDIATE-TERM BOND and MORTGAGE BACKED SECURITIES PORTFOLIOS may make SHORT SALES of a security. This means that each Portfolio may sell a security that it does not own when we think the value of the security will decline. The Portfolios generally borrow the security to deliver to the buyer in a short sale. The Portfolios must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risks. A Portfolio must pay the lender interest on the security it borrows, and the Portfolio will lose money if the price of the security increases between the time of the short sale and the date when the Portfolio replaces the borrowed security. The Portfolio may also make SHORT SALES "AGAINST THE BOX." In a short sale against the box, at the time of sale, the Portfolios own or have the right to acquire the identical security at no additional cost. When selling short against the box, a Portfolio gives up the opportunity for capital appreciation in the security.

REPURCHASE AGREEMENTS
The Portfolios may each use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Portfolio and then repurchase it at an agreed-upon price at a stated time. A repurchase agreement is like a loan by a Portfolio to the other party that creates a fixed return for the Portfolio. Repurchase agreements are used for cash management purposes.

CONVERTIBLE AND PREFERRED SECURITIES
Each Portfolio other than the U.S. Government Money Market Portfolio may also invest in convertible and preferred securities, including convertible bonds, convertible preferred stock and non-convertible preferred stock. These are securities -- such as bonds, corporate notes and preferred stock -- that we can convert into the company's common stock or some other equity security.

DERIVATIVE STRATEGIES

Each of the INTERNATIONAL EQUITY, INTERNATIONAL BOND, TOTAL RETURN BOND, INTERMEDIATE-TERM BOND and MORTGAGE BACKED SECURITIES PORTFOLIOS may use various derivative strategies to try to improve its returns. They may use hedging strategies to try to protect the Portfolio's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money. The derivatives in which these Portfolios may invest include (but are not limited to) FUTURES, OPTIONS, OPTIONS ON FUTURES AND SWAPS. In addition, each of these Portfolios, except the Mortgage Backed Securities Portfolio, may enter into FOREIGN CURRENCY FORWARD CONTRACTS and FOREIGN CURRENCY EXCHANGE CONTRACTS and purchase COMMERCIAL PAPER THAT IS INDEXED TO FOREIGN CURRENCY EXCHANGE RATES. Because the International Equity and International Bond Portfolios invest a large percentage of their assets in securities denominated in foreign currencies, we may use "CURRENCY HEDGES" to help protect those Portfolios' net asset value (NAV) from declining if a particular foreign currency were to decrease in value against the U.S. dollar.

Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match or offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred. For more information about these strategies, see the SAI, "Description of the Portfolios, Their Investments and Risks -- Risk Management and Return Enhancement Strategies."

OPTIONS

Each of the INTERNATIONAL EQUITY, INTERNATIONAL BOND, TOTAL RETURN BOND, INTERMEDIATE-TERM BOND and MORTGAGE BACKED SECURITIES PORTFOLIOS may purchase and sell put and call OPTIONS on securities, swap agreements, securities indexes, futures contracts and currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An OPTION is the right to buy or sell securities or currencies in exchange for a premium. The options may be on debt securities, aggregates of debt securities, financial indexes and U.S. Government securities. Each Portfolio will sell only covered options. Written options are considered covered provided the Portfolio maintains sufficient liquid assets.

FUTURES CONTRACTS AND RELATED OPTIONS; FOREIGN CURRENCY FORWARD CONTRACTS

Each of the INTERNATIONAL EQUITY, INTERNATIONAL BOND, TOTAL RETURN BOND, INTERMEDIATE-TERM BOND and MORTGAGE BACKED SECURITIES PORTFOLIOS may purchase and sell financial FUTURES CONTRACTS AND RELATED OPTIONS with respect to, among other things, interest rates, debt securities, aggregates of debt securities, currencies, financial indexes or U.S. Government securities. A futures contract is an agreement to buy or sell a set quantity of underlying assets at a future date or to make or receive a cash payment based on the value of a securities index, or some other asset, at a future date. The terms of futures contracts are generally standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and a Portfolio makes daily margin payments based on price movements in the index. Each of the INTERNATIONAL EQUITY, INTERNATIONAL BOND, TOTAL RETURN BOND and INTERMEDIATE-TERM BOND PORTFOLIOS also may enter into FOREIGN CURRENCY FORWARD CONTRACTS to protect the value of its assets against future changes in the level of foreign currency exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date.

In addition to interest rate swaps, the TOTAL RETURN BOND and INTERMEDIATE-TERM BOND PORTFOLIOS may invest in index, credit, long and short credit default, currency and total return SWAP AGREEMENTS (or a combination of these swap agreements or other similar swap agreements or options on swap agreements). The swap may, among other things, preserve a return or spread on a particular investment or portion of a Portfolio, or protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date or transfer or allocate credit risk. Swaps and swaps options are subject to the risks that they may be difficult to sell at the time or price desired and that they may be difficult to value precisely.

For more information on these strategies, see "Description of the Portfolios, Their Investments and Risks -- Risk Management and Return Enhancement Strategies" in the SAI.

ADDITIONAL STRATEGIES

Each Portfolio may also use additional strategies, such as purchasing debt securities on a WHEN-ISSUED or DELAYED-DELIVERY basis. When a Portfolio makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the debt obligations take place at a later time. The Portfolio does not earn interest income until the date the debt obligations are delivered.

Each of the INTERNATIONAL BOND, TOTAL RETURN BOND, INTERMEDIATE-TERM BOND and MORTGAGE BACKED SECURITIES PORTFOLIOS may enter into INTEREST RATE SWAP

TRANSACTIONS. In a swap transaction, a Portfolio and another party "trade" income streams. The swap is done to preserve a return or spread on a particular investment or portion of a Portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date.

Each Portfolio also follows certain policies when it BORROWS MONEY (each of the INTERNATIONAL BOND, TOTAL RETURN BOND, INTERMEDIATE-TERM BOND and MORTGAGE BACKED SECURITIES PORTFOLIOS may borrow up to 33 1/3% of the value of its total assets, while each other Portfolio may borrow up to 20% of the value of its total assets); and HOLDS ILLIQUID SECURITIES (each Portfolio, except the U.S. Government Money Market Portfolio, may hold up to 15% of its net assets, and the U.S. GOVERNMENT MONEY MARKET PORTFOLIO may hold up to 10% of its net assets, in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Each Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

PORTFOLIO TURNOVER

As a result of the strategies described above, the SMALL CAP GROWTH, INTERNATIONAL BOND, TOTAL RETURN BOND, INTERMEDIATE-TERM BOND and MORTGAGE BACKED SECURITIES PORTFOLIOS had annual portfolio turnover rates of over 100% during the fiscal year ended December 31, 2003. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher transaction costs and can affect a Portfolio's performance. It can also result in a greater amount of distributions as ordinary income rather than long-term capital gains.

INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Portfolios is no exception. Since a Portfolio's holdings can vary significantly from broad market indexes, performance of that Portfolio can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Portfolios' principal strategies and certain of the Portfolios' non-principal strategies. Unless otherwise noted, a Portfolio's ability to engage in a particular type of investment is expressed as a percentage of investable assets. See "Description of the Portfolios, Their Investments and Risks" in the SAI.

INVESTMENT TYPE

% OF INVESTABLE ASSETS                  RISKS                                           POTENTIAL REWARDS
COMMON STOCKS                           -  Individual stocks could lose value           -  Historically, stocks have outperformed
LARGE CAP GROWTH,                                                                          other investments over the long term
LARGE CAP VALUE,                        -  The equity markets could go down,
SMALL CAP GROWTH,                          resulting in a decline in value of a         -  Generally, economic growth means higher
SMALL CAP VALUE AND                        Portfolio's investments                         corporate profits, which leads to an
INTERNATIONAL EQUITY PORTFOLIOS                                                            increase in stock prices, known as
                                        -  Companies that pay dividends may not do so      capital appreciation
AT LEAST 80% OF INVESTABLE                 if they don't have profits or adequate
ASSETS                                     cash flow                                    -  May be a source of dividend income

                                        -  Changes in economic or political
                                           conditions, both domestic and
                                           international, may result in a decline in
                                           value of a Portfolio's investments

SMALL CAPITALIZATION STOCKS             -  Stocks of small companies are more           -  Highly successful smaller companies can
(market capitalization below               volatile and may decline more than those        outperform larger ones
$2.5 billion)                              in the S&P 500

SMALL CAP GROWTH AND SMALL              -  Small companies are more likely to
CAP VALUE PORTFOLIOS                       reinvest earnings and not pay dividends

AT LEAST 80% OF INVESTABLE              -  Changes in interest rates may affect the
ASSETS                                     securities of small companies more than
                                           the securities of larger companies

INTERNATIONAL EQUITY PORTFOLIO

PERCENTAGE VARIES; USUALLY LESS
THAN 10%

% OF INVESTABLE ASSETS                  RISKS                                           POTENTIAL REWARDS
DEBT OBLIGATIONS                        -  A Portfolio's share price, yield and total   -  Bonds have generally outperformed money
                                           return will fluctuate in response to bond       market instruments over the long term
LARGE CAP VALUE, SMALL CAP                 market movements                                with less risk than stocks
VALUE AND INTERNATIONAL EQUITY
PORTFOLIOS                              -  Credit risk -- the default of an issuer      -  Most bonds will rise in value when
                                           would leave a Portfolio with unpaid             interest rates fall
UP TO 20%                                  interest or principal. The lower a bond's
                                           quality, the higher its potential            -  A source of regular interest income
INTERNATIONAL BOND, TOTAL RETURN           volatility (relatively low for U.S.
BOND, INTERMEDIATE-TERM BOND               Government securities)                       -  High-quality debt obligations are
AND MORTGAGE BACKED SECURITIES                                                             generally more secure than stocks since
PORTFOLIOS                              -  Market risk -- the risk that the market         companies must pay their debts before
                                           value of an investment may move up or           they pay dividends
AT LEAST 80%, AND UP TO 100%               down, sometimes rapidly or unpredictably
                                           because, among other things, interest        -  Investment-grade bonds have a lower
                                           rates rise or there is a lack of                risk of default than junk bonds
                                           confidence in borrower. Market risk may
                                           affect an industry, a sector, or the         -  Bonds with longer maturity dates
                                           market as a whole                               typically have higher yields

                                        -  Interest rate  risk -- the value of most      -  Intermediate-term securities may be
                                           bonds will fall when interest rates rise.       less susceptible to loss of principal
                                           The longer a bond's maturity and the lower      than longer term securities
                                           its credit quality, the more its value
                                           typically falls. It can lead to price
                                           volatility, particularly for junk bonds
                                           and stripped securities

% OF INVESTABLE ASSETS                  RISKS                                           POTENTIAL REWARDS
FOREIGN SECURITIES                      -  Foreign markets, economies and political     -  Investors can participate in the growth
INTERNATIONAL EQUITY AND                   systems may not be as stable as in the          of foreign markets through investments
INTERNATIONAL BOND PORTFOLIOS              U.S., particularly those in developing          in companies operating in those markets
                                           countries
UP TO 100%                                                                              -  May profit from changing value of
                                        -  Currency risk -- changing value of foreign      foreign currencies
TOTAL RETURN BOND AND                      currencies can cause losses
INTERMEDIATE-TERM BOND                                                                  -  Opportunities for diversification
PORTFOLIOS                              -  May be less liquid than U.S. stocks and
                                           bonds                                        -  Principal and interest on foreign
UP TO 20%                                                                                  government securities may be guaranteed
                                        -  Differences in foreign laws, accounting
                                           standards, public information, custody and
                                           settlement practices may result in less
                                           reliable information on foreign
                                           investments and involve more risk

                                        -  Not all government securities are insured
                                           or guaranteed by the government, but only
                                           by the issuing agency

% OF INVESTABLE ASSETS                  RISKS                                           POTENTIAL REWARDS
U.S. GOVERNMENT SECURITIES              -  Not all U.S. Government securities are       -  A source of regular interest income
ALL PORTFOLIOS                             insured or guaranteed by the U.S.
                                           Government,-- some are backed only by        -  The U.S. Government guarantees interest
PERCENTAGE VARIES, AND UP TO               the issuing agency, which must rely on its      and principal payments on certain U.S.
100% ON A TEMPORARY BASIS                  own resources to repay the debt                 Government securities
                                        -  Limits potential for capital appreciation
                                                                                        -  Generally more secure than lower quality
                                        -  Market risk -- the risk that the market         debt securities and equity securities
                                           value of an investment may move up or
                                           down, sometimes rapidly or unpredictably     -  May preserve the value of a Portfolio's
                                           because, among other things, interest           assets
                                           rates rise or there is a lack of
                                           confidence in the borrower. Market risk
                                           may affect an industry, a sector, or the
                                           market as a whole

                                        -  Interest rate risk -- the value of most
                                           bonds will fall when interest rates rise.
                                           The longer a bond's maturity and the lower
                                           its credit quality, the more its value
                                           typically falls. It can lead to price
                                           volatility, particularly for junk bonds
                                           and stripped securities


% OF INVESTABLE ASSETS                  RISKS                                     POTENTIAL REWARDS
MONEY MARKET INSTRUMENTS                - U.S. Government money market            - May preserve the value of a
                                          securities offer a lower yield than       Portfolio's assets
ALL PORTFOLIOS                            lower-quality or longer-term securities

UP TO 35% ON A NORMAL BASIS AND TO      - Limits potential for capital
100% ON A TEMPORARY BASIS                 appreciation

                                        - Credit risk -- the default of an
                                          issuer would leave a Portfolio with
                                          unpaid interest or principal. The
                                          lower a bond's quality, the higher its
                                          potential volatility

                                        - Market risk -- the risk that the
                                          market value of an investment may move
                                          up or down, sometimes rapidly or
                                          unpredictably because, among other
                                          things, interest rates rise or there
                                          is a lack of confidence in the
                                          borrower. Market risk may affect an
                                          industry, a sector, or the market as a
                                          whole


% OF INVESTABLE ASSETS                  RISKS                                     POTENTIAL REWARDS
MORTGAGE-RELATED SECURITIES             - Prepayment risk -- the risk that the    - A source of regular interest income
                                          underlying mortgage may be prepaid
INTERNATIONAL BOND PORTFOLIO              partially or completely, generally      - The U.S. Government guarantees
                                          during periods of falling interest        interest and principal payments on
PERCENTAGE VARIES; USUALLY                rates, which could adversely affect       certain securities
LESS THAN 15%                             yield to maturity and could require a
                                          Portfolio to reinvest in                - May benefit from security interest
TOTAL RETURN BOND AND                     lower-yielding securities.                in real estate collateral
INTERMEDIATE-TERM BOND
PORTFOLIOS                              - Credit risk -- the risk that the        - Pass-through instruments provide
                                          underlying mortgages will not be paid     greater diversification than direct
PERCENTAGE VARIES; UP TO 75%              by debtors or by credit insurers or       ownership of loans
                                          guarantors of such instruments. Some
                                          private mortgage securities are
MORTGAGE BACKED SECURITIES                unsecured or secured by lower-rated
PORTFOLIO                                 insurers or guarantors and thus may
                                          involve greater risk
UP TO 100%
                                        - Market risk -- the risk that the
                                          market value of an investment may move
                                          up or down, sometimes rapidly or
                                          unpredictably because, among other
                                          things, interest rates rise or there
                                          is a lack of confidence in the
                                          borrower. Market risk may affect on
                                          industry, a sector, or the market as a
                                          whole

                                        - Interest rate risk

                                        - Not all U.S. Government mortgage
                                          securities are insured or guaranteed
                                          by the U.S. Government -- some are
                                          backed only by the issuing agency,
                                          which must rely on its own resources
                                          to repay the debt


% OF INVESTABLE ASSETS                  RISKS                                     POTENTIAL REWARDS
HIGH YIELD DEBT SECURITIES              - Higher credit risk than higher-grade    - May offer higher interest income
(JUNK BONDS)                              debt securities                           than higher-grade debt securities and
                                                                                    higher potential gains
INTERNATIONAL BOND, TOTAL               - Higher market risk than higher-grade
RETURN BOND AND                           debt securities
INTERMEDIATE-TERM BOND
PORTFOLIOS                              - More volatile than higher-grade debt
                                          securities
UP TO 20%
                                        - May be more illiquid (harder to
                                          value and sell), in which case
                                          valuation would depend more on an
                                          investment adviser's judgment than is
                                          generally the case with higher-rated
                                          securities

% OF INVESTABLE ASSETS                  RISKS                                     POTENTIAL REWARDS
ASSET-BACKED SECURITIES                 - Prepayment risk -- the risk that the    - A source of regular interest income
                                          underlying mortgage may be prepaid
LARGE CAP VALUE, SMALL CAP                partially or completely, generally      - Prepayment risk is generally lower
VALUE AND MORTGAGE BACKED                 during periods of falling interest        than with mortgage-related securities
SECURITIES PORTFOLIOS                     rates, which could adversely affect
                                          yield to maturity and could require a   - Pass-through instruments provide
PERCENTAGE VARIES; USUALLY                Portfolio to reinvest in                  greater diversification than direct
LESS THAN 10%                             lower-yielding securities.                ownership of loans

INTERNATIONAL BOND, TOTAL               - The security interest in the
RETURN BOND AND                           underlying collateral may not be as
INTERMEDIATE-TERM BOND                    great as with mortgage-related
PORTFOLIOS                                securities

PERCENTAGE VARIES; USUALLY              - Credit risk -- the risk that the
LESS THAN 25%                             underlying receivables will not be
                                          paid by debtors or by credit insurers
                                          or guarantors of such instruments.
                                          Some asset-backed securities are
                                          unsecured or secured by lower-rated
                                          insurers or guarantors and thus may
                                          involve greater risk

                                        - Market risk -- the risk that the market
                                          value of an investment may move up or
                                          down, sometimes rapidly or
                                          unpredictably because, among other
                                          things, interest rates rise or there
                                          is a lack of confidence in the
                                          borrower. Market risk may affect an
                                          industry, a sector, or the market as a
                                          whole

                                        - Interest rate risk

% OF INVESTABLE ASSETS                  RISKS                                     POTENTIAL REWARDS
DERIVATIVES                             - The value of derivatives (such as       - A Portfolio could make money and
                                          futures and options) that are used to     protect against losses if the
INTERNATIONAL EQUITY PORTFOLIO            hedge a portfolio security is             investment analysis proves correct
                                          determined independently from that
PERCENTAGE VARIES; USUALLY                security and could result in a loss to  - One way to manage a Portfolio's
LESS THAN 10%                             a Portfolio when the price movement of    risk/return balance by locking in the
                                          the derivative does not correlate with    value of an investment ahead of time
MORTGAGE BACKED SECURITIES                a change in the value of the portfolio
PORTFOLIO                                 security                                - Derivatives that involve leverage
                                                                                    could generate substantial gains at
PERCENTAGE VARIES; USUALLY              - Derivatives may not have the              low cost
LESS THAN 25%                             intended effects and may result in
                                          losses or missed opportunities          - May be used to hedge against changes
TOTAL RETURN BOND,                                                                  in interest rates or currency exchange
INTERMEDIATE-TERM BOND, AND             - The other party to a derivatives          rates
INTERNATIONAL BOND PORTFOLIOS             contract could default

PERCENTAGE VARIES                       - Derivatives can increase share price
                                          volatility and derivatives that
                                          involve leverage could magnify losses

                                        - May be difficult to value precisely
                                          or sell at the time or price desired

                                        - Certain types of derivatives involve
                                          costs to a Portfolio that can reduce
                                          returns

REVERSE REPURCHASE AGREEMENTS           - May magnify underlying investment       - May magnify underlying investment
AND DOLLAR ROLLS                          losses                                    gains

TOTAL RETURN BOND,                      - Investment costs may exceed
INTERMEDIATE-TERM BOND,                   potential underlying investment gains
MORTGAGE BACKED SECURITIES AND
INTERNATIONAL BOND PORTFOLIOS           - Broker/dealer may become insolvent
                                          prior to delivery
UP TO 33 1/3%

% OF INVESTABLE ASSETS                  RISKS                                     POTENTIAL REWARDS
WHEN-ISSUED AND
DELAYED-DELIVERY SECURITIES

ALL PORTFOLIOS, OTHER THAN
TOTAL RETURN BOND AND
INTERMEDIATE-TERM BOND
PORTFOLIOS

PERCENTAGE VARIES; USUALLY
LESS THAN 10%

TOTAL RETURN BOND AND
INTERMEDIATE-TERM BOND
PORTFOLIOS

PERCENTAGE VARIES; USUALLY
LESS THAN 75%

BORROWING                               - Leverage borrowing for investments      - Leverage may magnify investment
                                          may magnify losses                        gains
INTERNATIONAL BOND, TOTAL
RETURN BOND, INTERMEDIATE-TERM          - Interest costs and investment fees
BOND AND MORTGAGE BACKED                  may exceed potential investment gains
SECURITIES PORTFOLIOS

UP TO 33 1/3%                           - Value lags value of fixed rate          - Can take advantage of rising
                                          securities when interest rates change     interest rates
ADJUSTABLE/FLOATING RATE
SECURITIES

LARGE CAP VALUE AND MORTGAGE
BACKED SECURITIES PORTFOLIOS

PERCENTAGE VARIES; USUALLY
LESS THAN 10%

TOTAL RETURN BOND,
INTERNATIONAL BOND AND
INTERMEDIATE-TERM BOND
PORTFOLIOS

PERCENTAGE VARIES; USUALLY
LESS THAN 50%

% OF INVESTABLE ASSETS                                  RISKS                       POTENTIAL REWARDS
STRIPPED SECURITIES                     - More volatile than securities that      - Value rises faster when interest
                                          have not separated principal and          rates fall
INTERNATIONAL BOND AND                    interest
MORTGAGE BACKED SECURITIES
PORTFOLIOS                              - Mortgage-backed stripped securities
                                          have more prepayment and interest rate
PERCENTAGE VARIES; USUALLY                risk than other mortgage-related
LESS THAN 10%                             securities

TOTAL RETURN BOND AND
INTERMEDIATE-TERM BOND
PORTFOLIOS

PERCENTAGE VARIES; USUALLY
LESS THAN 20%

SWAPS                                   - Speculative technique including risk    - Helps protect the return on an
                                          of loss of payment swapped                investment
TOTAL RETURN BOND, MORTGAGE
BACKED SECURITIES AND                   - May be difficult to value precisely
INTERMEDIATE-TERM BOND
PORTFOLIOS                              - May be difficult to sell at the time
                                          or price desired
UP TO 15% OF NET ASSETS
                                        - The other party to a swap agreement
                                          could default

INTEREST RATE SWAPS                     - Speculative technique including risk    - Helps protect the return on an
                                          of loss of interest payment swapped       investment
INTERNATIONAL BOND AND
MORTGAGE BACKED SECURITIES
PORTFOLIOS

UP TO 5% OF NET ASSETS

% OF INVESTABLE ASSETS                  RISKS                                     POTENTIAL REWARDS
EVENT-LINKED BONDS                      - A Portfolio's share price, yield and    - Bonds have generally outperformed
                                          total return will fluctuate in            money market instruments over the long
TOTAL RETURN BOND AND                     response to bond market movements         term with less risk than stocks
INTERMEDIATE-TERM BOND
PORTFOLIOS                              - Credit risk -- the default of an        - Most bonds will rise in value when
                                          issuer would leave a Portfolio with       interest rates fall
UP TO 5% OF TOTAL ASSETS                  unpaid interest or principal. The
                                          lower a bond's quality, the higher its  - A source of regular interest income potential volatility
                                                                                  - Investment-grade bonds have a lower
                                        - Market risk -- the risk that the          risk of default than junk bonds
                                          market value of an investment may move
                                          up or down, sometimes rapidly or        - Bonds with longer maturity dates
                                          unpredictably. Market risk may affect     typically have higher yields
                                          an industry, a sector, or the market
                                          as a whole                              - Intermediate-term securities may be
                                                                                    less susceptible to loss of principal
                                        - Interest rate risk -- the value of        than longer term securities
                                          most bonds will fall when interest
                                          rates rise. The longer a bond's
                                          maturity and the lower its credit
                                          quality, the more its value typically
                                          falls. It can lead to price
                                          volatility, particularly for junk
                                          bonds and stripped securities

                                        - Depends on non-occurrence of a
                                          specific "trigger" event that is
                                          unpredictable

% OF INVESTABLE ASSETS                  RISKS                                     POTENTIAL REWARDS
EMERGING MARKETS DEBT                   - Emerging markets, economies and         - Investors can participate in the
                                          political systems may not be as stable    growth of emerging markets through
TOTAL RETURN BOND AND                     as in the U.S. or in more developed       investment in companies operating in
INTERMEDIATE-TERM BOND                    countries                                 those markets
PORTFOLIOS
                                        - Currency risk -- changing value of      - May profit from changing value of
UP TO 10% OF TOTAL ASSETS                 foreign currencies can cause losses       foreign currencies

                                        - May be less liquid than U.S. bonds      - Opportunities for diversification
                                          and bonds in more developed markets
                                                                                  - Principal and interest on foreign
                                        - Differences in foreign laws,              government securities may be
                                          accounting standards, public              guaranteed
                                          information, custody and settlement
                                          practices provide less reliable
                                          information on foreign investments and
                                          involve more risk

                                        - Not all government securities are
                                          insured or guaranteed by the
                                          government, but only by the issuing
                                          agency

ILLIQUID SECURITIES                     - May be difficult to value precisely     - May offer a more attractive yield or
                                                                                    potential for growth than more widely
U.S. GOVERNMENT MONEY MARKET            - May be difficult to sell at the time      traded securities
PORTFOLIO                                 or price desired

UP TO 10% OF NET ASSETS

OTHER PORTFOLIOS

UP TO 15% OF NET ASSETS

HOW THE TRUST IS MANAGED
BOARD OF TRUSTEES

The Board of Trustees (the Board) oversees the actions of the Manager, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Trust's officers, who conduct and supervise the daily business operations of each Portfolio.

MANAGER
PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET

NEWARK, NJ 07102

Under a management agreement with the Trust, PI manages each Portfolio's investment operations, administers its business affairs and is responsible for supervising the subadviser(s) (each of which we call an Adviser) for each of the Portfolios. For the fiscal year ended December 31, 2003, each Portfolio paid PI the management fees set forth in the table below (shown as a percentage of average net assets).

 PORTFOLIO                                     ANNUAL MANAGEMENT FEE PAID TO PI
 Large Cap Growth Portfolio                                                 .60%
--------------------------------------------------------------------------------
 Large Cap Value Portfolio                                                  .60%
--------------------------------------------------------------------------------
 Small Cap Growth Portfolio                                                 .60%
--------------------------------------------------------------------------------
 Small Cap Value Portfolio                                                  .60%
--------------------------------------------------------------------------------
 International Equity Portfolio                                             .70%
--------------------------------------------------------------------------------
 International Bond Portfolio                                               .50%
--------------------------------------------------------------------------------
 Total Return Bond Portfolio                                                .45%
--------------------------------------------------------------------------------
 Intermediate-Term Bond Portfolio                                           .45%
--------------------------------------------------------------------------------
 Mortgage Backed Securities Portfolio                                       .45%
--------------------------------------------------------------------------------
 U.S. Government Money Market Portfolio                                     .25%
--------------------------------------------------------------------------------

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2003, PI, a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective Advisers for the Portfolios. In evaluating a prospective Adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Portfolios' Advisers.

PI and the Trust operate under an exemptive order (the Order) from the Commission that generally permits PI to enter into or amend agreements with Advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with each Adviser. Shareholders of each Portfolio still have the right to terminate these agreements for the Portfolio at any time by a vote of the majority of outstanding shares of the Portfolio. The Trust will notify shareholders of any new Advisers or material amendments to advisory agreements made pursuant to the Order. On October 30, 1996, the shareholders of the Trust voted to allow the Trust and PI to operate under the Order.

ADVISERS AND PORTFOLIO MANAGERS

INTRODUCTION

The Advisers are responsible for the day-to-day management of each Portfolio, or portion thereof, that they manage, subject to the supervision of PI and the Board. The Advisers are paid by PI, not the Portfolios.

The LARGE CAP GROWTH, LARGE CAP VALUE, SMALL CAP GROWTH and SMALL CAP VALUE PORTFOLIOS each have two Advisers, each of which manages approximately 50% of the Portfolio's assets. For each of these Portfolios, PI hired two Advisers with different investment philosophies. PI believes that at any given time, certain investment philosophies will be more successful than others and that a combination of different investment approaches may benefit these Portfolios and help reduce their volatility. PI periodically rebalances these Portfolios to maintain the approximately equal allocation of their assets between the two Advisers. Reallocations may result in higher portfolio turnover and correspondingly higher transaction costs. In addition, Portfolios with two Advisers may experience wash transactions -- where one Adviser buys a security at the same time the other one sells it. When this happens, the Portfolio's position in that security remains unchanged, but the Portfolio has paid additional transaction costs.


LARGE CAP GROWTH PORTFOLIO

COLUMBUS CIRCLE INVESTORS (CCI) and OAK ASSOCIATES, LTD. (OAK) are the Advisers for the Large Cap Growth Portfolio.

CCI has specialized in large-cap equity investing since it was established in 1975. As of March 31, 2004, CCI had approximately $2.7 billion in assets under management for corporate, nonprofit, government, union and mutual fund clients. The address of CCI is Metro Center, One Station Place, 8th Floor, Stamford, CT 06902.

ANTHONY RIZZA, a Managing Director of CCI, has been primarily responsible for managing CCI's part of the Portfolio since 1998. From 1995 to 1998, Mr. Rizza was part of a team managing the Portfolio. Mr. Rizza is a Chartered Financial Analyst and a member of the Hartford Society of Security Analysts. He has been a portfolio manager with CCI since 1991.

OAK has specialized in large-cap equity investing since it was founded in 1985. Oak provides investment management services to both individual and institutional clients. As of March 31, 2004, Oak had approximately $8.8 billion in assets under management. The address of Oak is 3875 Embassy Parkway, Suite 250, Akron, OH 44333.

JAMES D. OELSCHLAGER, President of Oak since 1985, has managed the assets of the Portfolio since 1995. DONNA BARTON, MARGARET BALLINGER and DOUGLAS MACKAY assist Mr. Oelschlager in managing the Portfolio's assets. Ms. Barton and Ms. Ballinger have been with Oak since 1985, and Mr. MacKay has been a research analyst with Oak since 1990.

LARGE CAP VALUE PORTFOLIO

J.P. MORGAN INVESTMENT MANAGEMENT INC. (J.P. MORGAN) and HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC (HOTCHKIS AND WILEY) are the Advisers for the Large Cap Value Portfolio.

J.P. MORGAN is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for goverments, corporations, endowments, foundations, and individuals worldwide. As of March 31, 2004, J.P. Morgan and its affiliated companies had approximately $584 billion in assets under management worldwide. The address of J.P. Morgan is 522 Fifth Avenue, New York, NY 10036.

NANETTE BUZIAK has managed the J.P. Morgan segment of the Portfolio since 2000. RAFFAELE ZINGONE has managed the assets of this segment since 2002 and CRIS POSADA, since 2004. Ms. Buziak is a Vice President of J.P. Morgan and a portfolio manager in the U.S. Equity Group. She joined J.P. Morgan in 1997. Mr. Zingone, a Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1991. Mr. Posada, a Vice President of J.P. Morgan, is a client portfolio manager in the U.S. Equity Group. An employee since 1997, he is responsible for product management and client servicing across J.P. Morgan's large cap equity spectrum of products.


HOTCHKIS AND WILEY is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are employees of Hotchkis and Wiley and Stephens Group, Inc. and affiliates, which is a diversified holding company. As of March 31, 2004, Hotchkis and Wiley had approximately $11 billion in assets under management. Hotchkis and Wiley's address is 725 South Figueroa Street, Suite 3900, Los Angeles, California 90017-5439.

SHELDON LIEBERMAN, a principal and portfolio manager of Hotchkis and Wiley, has managed the assets of the Portfolio since August 2000. Mr. Lieberman has been with Hotchkis and Wiley and its predecessors since 1994.

SMALL CAP GROWTH PORTFOLIO

WESTCAP INVESTORS, LLC (WESTCAP) and RS INVESTMENT MANAGEMENT, L.P. (RS INVESTMENTS) are the Advisers for the Small Cap Growth Portfolio.

WESTCAP, a registered investment adviser, is a privately held firm that has managed institutional accounts, including mutual funds, since 1992. Westcap, located at 11111 Santa Monica Boulevard, Los Angeles, California 90025, had approximately $2.83 billion of assets under management as of March 31, 2004.

GREGORY S. WEIRICK has managed the Westcap segment of the Portfolio since July 2003 and leads the investment team that manages the Westcap segment of the Portfolio. Mr. Weirick, a Managing Director and Co-founder of Westcap, has been with the firm since its inception in 1992. He has specialized in the small cap growth category for over 10 years.

The other members of the team are JOSHUA D. SHASKAN, CFA, JEFFREY J. HOO, CFA, and JOHN J. HUBER. Mr. Shaskan, a Senior Vice President/Portfolio Manager, joined Westcap in 1998 and has 10 years of investment industry experience. Prior to Westcap, Mr. Shaskan served as an investment specialist at Wells Fargo Securities. Mr. Hoo, a Senior Vice President/Security Analyst at Westcap, joined Westcap in 1997 and has 6 years of investment industry experience. Prior to Westcap, Mr. Hoo was a finance manager at Sony Pictures Entertainment and an auditor at KPMG Peat Marwick. Mr. Huber, a Vice President/Security Analyst, joined Westcap in 2000, and prior to Westcap, he was a senior associate at Wilshire Associates and an information technology consultant at Arthur Andersen.

RS INVESTMENTS is an independent, privately held money management firm that specializes in domestic small and mid-cap stocks. As of March 31, 2004, the firm managed over $7.48 billion in mutual funds, institutional accounts, and alternative investments. The principal office of RS Investments is at 388 Market Street, San Francisco, CA 94111.

BILL WOLFENDEN, a Principal of RS Investments and lead portfolio manager of their small-cap growth accounts, has managed the RS Investments segment of the Portfolio since October 2003. Prior to joining RS in April 2001, he was at Dresdner RCM Global Investors since 1994, where he served on the micro-cap and small-cap growth investment management teams.

SMALL CAP VALUE PORTFOLIO

EARNEST PARTNERS, LLC (EARNEST PARTNERS) and NFJ INVESTMENT GROUP (NFJ) are the Advisers for the Small Cap Value Portfolio.

EARNEST PARTNERS is a wholly owned subsidiary of EARNEST Holdings, LLC, an employee-owned company in which Paul E. Viera, Jr. (whose background is described below) holds a controlling interest. Founded in 1998, EARNEST Partners had $9.37 billion in assets under management as of March 31, 2004. The address of EARNEST Partners is 75 14th St., Suite 2300, Atlanta, GA 30309.

NFJ, formed in 1989, is a wholly owned subsidiary of Allianz Dresdner Asset Management of America L.P. As of March 31, 2004, the firm had over $5.9 billion of worldwide assets under management and advice. NFJ, a disciplined, value-oriented equity manager, is located at 2121 San Jacinto, Dallas, TX 75201.

The NFJ segment of the Portfolio has been managed since October 2003 by CHRIS NAJORK, CFA, Managing Director, who is a founding partner of NFJ. He has 35 years of experience encompassing equity research and portfolio management. Prior to the formation of NFJ, he was a senior vice president, senior portfolio manager and analyst at NationsBank, which he joined in 1974.

CLIFF HOOVER, CFA, Managing Director, is a portfolio manager at NFJ with responsibilities for the Portfolio. He has 18 years of investment experience in corporate banking, investment analysis, and research. Prior to joining NFJ in 1997, he was a vice president at Credit Lyonnais.

PAUL MAGNUSON, Managing Director, is the senior research analyst and a portfolio manager at NFJ. He has 18 years of investment experience in equity analysis and portfolio management. Prior to joining NFJ in 1992, he was an assistant vice president at NationsBank, which he joined in 1985.

INTERNATIONAL EQUITY PORTFOLIO

LAZARD ASSET MANAGEMENT, LLC (LAZARD) is the Adviser to the International Equity Portfolio.

LAZARD is a subsidiary of Lazard Freres & Co., LLC (Lazard Freres), a Delaware limited liability company. Since it was formed in 1970, Lazard has provided investment management services to both individual and institutional clients. As of March 31, 2004, Lazard and its global affiliates had approximately $71 billion in assets under management. Lazard's principal business address is 30 Rockefeller Plaza, New York, NY 10112.

JOHN R. REINSBERG, MICHAEL A. BENNETT, GABRIELLE M. BOYLE, GABRIELLA DIXON and MICHAEL POWERS manage the Portfolio. Mr. Reinsberg is a Managing Director of Lazard, and has been with Lazard since 1992. Mr. Bennett is a Managing Director of Lazard. He joined Lazard in 1992. Ms. Boyle is also a Managing Director of Lazard, which she joined in 1993. Ms. Dixon is a Managing Director of Lazard and has been with the firm since 1990. Mr. Powers is a Director of Lazard and joined Lazard in 1990.

INTERNATIONAL BOND PORTFOLIO

FISCHER FRANCIS TREES & WATTS, INC. (FFTW) has managed the International Bond Portfolio since March 2001. FFTW, a registered investment adviser, was formed in 1972 as a fixed income specialist firm. FFTW is owned by Charter Atlantic Corporation, a New York corporation. FFTW manages fixed income portfolios for large institutional clients. As of March 31, 2004, FFTW managed assets totaling approximately $39.2 billion. The address of FFTW is 200 Park Avenue, New York, NY 10166.

FFTW uses a team approach in managing the Portfolio in which specific portfolio managers are responsible for managing the Portfolio's assets and determining the broad risk parameters under which these investments operate, but rely on specialist investment teams to determine specific fund investments. The primary portfolio managers are Adnan Akant and Andrew M. Headley, CFA.

ADNAN AKANT and ANDREW M. HEADLEY, CFA, have co-managed the Portfolio since March 2001. Mr. Akant has been a Portfolio Manager with FFTW since 1984, prior to which he served as a Senior Investment Officer with the World Bank, where he was a Department Chief in charge of U.S. dollar portfolios. Mr. Headley is a Portfolio Manager and has worked with FFTW since 1994, where he focuses on asset allocation and portfolio construction for U.S. and global portfolios.

TOTAL RETURN BOND PORTFOLIO AND INTERMEDIATE-TERM BOND PORTFOLIO

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO) is the Adviser to the Total Return Bond and Intermediate-Term Bond Portfolios.

PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P., (ADAM LP). Allianz Aktiengesellschaft (Allianz AG) is the indirect majority owner of ADAM LP. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in ADAM LP. PIMCO has specialized in fixed income investing since the firm was established in 1971. As of March 31, 2004, PIMCO had approximately $394.7 billion of assets under management. The address of PIMCO is 840 Newport
Center Drive, Suite 300, Newport Beach, CA 92660.

WILLIAM H. GROSS, Managing Director, Chief Investment Officer and founding member of PIMCO, has, since the inception of each Portfolio, led a portfolio management team responsible for developing and implementing each Portfolio's investment strategy. CHRIS DIALYNAS, a Managing Director, portfolio manager and a senior member of PIMCO's investment strategy group, has managed the Total Return Bond Portfolio since August 2000. Mr. Dialynas has been associated with PIMCO since 1980. PAUL A. McCULLEY has managed the Intermediate-Term Bond Portfolio since November 2003. Mr. McCulley is a Managing Director, generalist portfolio manager, member of the investment committee and head of PIMCO's Short-Term Desk. He also leads PIMCO's Cyclical Economic Forum. Mr. McCulley joined the firm in 1999, previously serving as Chief Economist for the Americas for UBS Warburg.

MORTGAGE BACKED SECURITIES PORTFOLIO and U.S. GOVERNMENT MONEY MARKET PORTFOLIO

WELLINGTON MANAGEMENT COMPANY, LLP (WELLINGTON MANAGEMENT) is the Adviser to the Mortgage Backed Securities and U.S. Government Money Market Portfolios.

Wellington Management and its predecessor companies have provided investment management services to investment companies, employee benefit plans, endowment funds, foundations, and other institutions since 1928. As of March 31, 2004, Wellington Management had approximately $416.7 billion of assets under management. The address of Wellington Management is 75 State Street, Boston, MA 02109.

MICHAEL F. GARRETT, a Vice President of Wellington Management, has been primarily responsible for the day-to-day management of the Mortgage Backed Securities Portfolio since December 2000. Mr. Garrett is the leader of Wellington Management's mortgage-backed management team. Prior to joining Wellington Management as a portfolio manager in 1999, Mr. Garrett served as a mortgage securities trader with Credit Suisse First Boston from 1996 to 1999. TIMOTHY E. SMITH, a Vice President of Wellington Management, has managed the U.S. Government Money Market Portfolio since 1997. Mr. Smith has been a portfolio manager with Wellington Management since 1992.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Trust's shares under a Distribution Agreement with the Trust.

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

PORTFOLIO DISTRIBUTIONS AND TAX ISSUES

Investors who buy shares of the Trust should be aware of some important tax issues. For example, each Portfolio distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an IRA, or some other qualified or tax-deferred plan or account. Dividends and distributions from a Portfolio also may be subject to state and local income taxes.

Also, if you sell shares of a Portfolio for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless your shares are held in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

Each Portfolio distributes DIVIDENDS of any net investment income to shareholders on a regular basis as shown below.

 PORTFOLIO                                                               DIVIDENDS
 Total Return Bond, Intermediate-Term Bond, Mortgage Backed              Declared daily,
  Securities and U.S. Government Money Market Portfolios                 paid monthly
----------------------------------------------------------------------------------------
 Large Cap Growth, Large Cap Value, Small Cap Growth, Small              Declared and
  Cap Value, International Equity and International Bond Portfolios      paid annually
----------------------------------------------------------------------------------------

For example, if a Portfolio owns ACME Corp. stock and the stock pays a dividend, the Portfolio will pay out a portion of this dividend to its shareholders, assuming the Portfolio's income is more than its costs and expenses. The dividends you receive from each Portfolio will generally be taxed as ordinary income, whether or not they are reinvested in the Portfolio.

However, under recently enacted legislation, certain dividends received by individuals and other non-corporate shareholders may be eligible for the maximum 15% tax rate applicable for long-term capital gain. Such rate generally would not apply to dividends received from the Total Return Bond, Intermediate-Term Bond, Mortgage Backed Securities, International Bond and
U.S. Government Money Market Portfolios. To the extent a Portfolio's income is derived from certain dividends received from U.S. corporations, a portion of the dividends paid to corporate shareholders of the Portfolio will be eligible for the 70% dividends received deduction.

For Portfolios that invest in foreign securities, the amount of income available for distribution to shareholders will be affected by any foreign currency gains or losses generated by the Portfolio and cannot be predicted. This fact, coupled with the different tax and accounting treatment of certain currency gains and losses, increases the possibility that distributions, in whole or in part, may be a return of capital to shareholders.

Each Portfolio also distributes realized net CAPITAL GAINS to shareholders -- typically once a year. Capital gains are generated when the Portfolio sells its assets for a profit. For example, if a Portfolio bought 100 shares of ACME Corp. stock for a total of

$1,000 and more than one year later sold the shares for a total of $1,500, the Portfolio has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Portfolio's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Portfolio holds the security -- if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at rates of up to 15%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 35%. Different rates apply to corporate shareholders.

For your convenience, a Portfolio's distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Portfolio at no cost. Whether you receive these distributions in additional shares or in cash, the distributions may be subject to income taxes, unless your shares are held in a qualified or tax-deferred plan or account.


TAX ISSUES
FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year unless you own shares of a Portfolio as part of a qualified or tax-deferred plan account. If you do own shares of a Portfolio as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Portfolio distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders generally are eligible for the 70% dividends-received deduction for certain dividends.

WITHHOLDING TAXES

If federal tax law requires you to provide the Trust with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of a Portfolio just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Portfolio decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Portfolio also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRAs, contributions are not tax deductible, but distributions from the plan may be tax-free.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of a Portfolio for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax, unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of a Portfolio for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

                        CAPITAL GAIN
                        (taxes owed)

$ RECEIPTS   [GRAPHIC]  OR
  FROM SALE
                        CAPITAL LOSS
                        (offset against gain)

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). If you acquire shares of a Portfolio and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of a Portfolio for the shares of another Portfolio of the Trust is considered a sale for tax purposes. In other words, it's a TAXABLE EVENT. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

Any gain or loss you may have from selling or exchanging Portfolio shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell -- or exchange -- Portfolio shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE TRUST

INTRODUCTION

Shares of the Portfolios may be purchased by participants in the TARGET Program, which is primarily offered through Wachovia Securities LLC (Wachovia) and offered on a limited basis through Pruco Securities Corporation (Prusec). Shares of the Portfolios are also offered to certain investors who do not participate in the TARGET Program. These investors include banks, trust companies and other investment advisory services and certain fee-based programs sponsored by Wachovia and its affiliates for which the Portfolios are available investment options. Participants in these programs would not have to pay the TARGET Program fee, but may have to pay different fees charged by their broker-dealer or financial adviser, in addition to their proportionate share of the expenses of the Portfolios in which they invest.

THE TARGET PROGRAM

The TARGET Program is an investment advisory service that provides each participant with recommendations on how to allocate the participant's assets among the Portfolios. Your financial adviser will identify your investment objectives, preferences and risk tolerance by evaluating your responses to a Questionnaire. Your financial adviser will help you to complete this Questionnaire.

The Program then uses an investment profile matrix and an asset allocation methodology developed by Ibbotson Associates, Inc., an independent investment consulting firm, to translate the investment needs, preferences and attitudes expressed in your Questionnaire into a recommended allocation of your assets among the Portfolios, and your financial adviser then will provide you with a written Evaluation that sets forth the recommendation. Under the TARGET Program, the Evaluation provides recommendations, but the Program does not have the authority to make investment decisions for any participant. You must make your own investment decisions and you may implement or disregard any of the Program's asset allocation recommendations. After you make your investment decision, you may choose to have your investments in the Portfolios automatically rebalanced (on a quarterly or annual basis) to maintain your chosen allocation among the Portfolios.

TARGET PROGRAM FEES. Wachovia and any other Program sponsor receives a quarterly fee for the services it provides to TARGET Program investors. These fees are in addition to the ongoing expenses of the Portfolios. Financial advisers receive a portion of the TARGET Program fees. The quarterly TARGET Program fee is calculated as a percentage of a participant's investment in the Portfolios. The amount of the fee depends on whether you invest in equity or income Portfolios and whether you are investing through an individual retirement account or employee benefit plan

(collectively, Plans). This table shows the maximum annual TARGET Program fees as a percentage of a participant's average daily net assets invested in the Portfolios.

                       MAXIMUM ANNUAL TARGET PROGRAM FEES

                                                                            NON-PLAN INVESTORS   PLAN INVESTORS
---------------------------------------------------------------------------------------------------------------
 Amounts Invested in Equity Portfolios
   (Large Cap Growth, Large Cap Value, Small Cap Growth, Small Cap
   Value and International Equity Portfolios)                                             1.50%            1.25%
---------------------------------------------------------------------------------------------------------------
 Amounts Invested in Debt Portfolios
   (International Bond, Total Return Bond, Intermediate-Term Bond, Mortgage
   Backed Securities and U.S. Government Money Market Portfolios)                         1.00%            1.35%
---------------------------------------------------------------------------------------------------------------

The maximum TARGET Program fees may be changed upon notice to you. You may negotiate lower fees if your investment exceeds $100,000. Fiduciary accounts with a common trustee (unaffiliated with Wachovia) may be added together to determine whether the TARGET Program fee is negotiable provided that the aggregate investment of such accounts in the TARGET Program is at least $250,000. The Progam sponsor will consider the size of your TARGET account and your other accounts with the sponsor in deciding whether to lower your fee. Before you open a TARGET Program account, you must notify the sponsor of any factors that may make you eligible for a reduction of the TARGET Program fee. Independent plan fiduciaries should consider, in a prudent manner, the relationship of TARGET Program fees to be paid by their Plans along with the level of services provided by Wachovia.

The following investors can participate in the TARGET Program without paying the quarterly fee:

   - Banks, trust companies and other investment advisory services and certain fee-based programs for which the Portfolios are an available option

   - Trustees of the Trust

   - Employees of Wachovia and its subsidiaries, and family members of such persons maintaining an employee-related account at Wachovia

In addition, the TARGET Program fee may be reduced or waived for the following investors:

   - Certain banks, trust companies or unaffiliated investment advisers who maintain accounts with Wachovia

   - Personal trusts that participate in The Prudential Bank Personal Trust Program administered by Prudential Bank & Trust (as trustee) or its affiliates

Because Wachovia receives different TARGET Program fees depending on whether investors invest in equity Portfolios or debt Portfolios, it may have a conflict of interest when making recommendations. However, to the extent these recommendations are made through the Ibbotson asset allocation program, a party independent of Wachovia will be making the recommendation.

You can choose to have the quarterly TARGET Program fee automatically deducted from your account or billed to you quarterly. Either way, the TARGET Program fee is shown in your monthly statement. The initial fee is based on the value of your initial investment in the Portfolios. The initial fee covers the period from your initial purchase through the last day of the calendar quarter and is prorated accordingly. After you pay the initial fee, the quarterly TARGET Program fee covers the calendar quarter during which you pay the fee and is based on your current allocations as measured as of the last day of the previous quarter. If you choose to be billed, you must pay the initial fee by check within 45 calendar days after your initial purchase.

If you choose to have the TARGET Program fee automatically deducted from your account, the fee will be deducted on the sixth business day of each calendar quarter. If you don't have sufficient liquid assets (e.g., cash or non-TARGET money market fund shares) in your account to pay the fee, the Program sponsor will automatically redeem an appropriate number of shares of the Portfolios you own to cover the fee. If you are a non-Plan investor, the Program sponsor would redeem shares of the Portfolio in which you have the largest investment to cover the shortfall. If you invest through a Plan, the Program sponsor would redeem shares on a pro rata basis from all Portfolios in which you invest to cover the shortfall.

If you choose to be billed for the TARGET Program fee, you must pay the fee by check. If you do not pay the fee when it is due, the Program sponsor will automatically deduct the fee from your account. If you don't have sufficient liquid assets to cover the fee, the Program sponsor will automatically redeem an appropriate number of shares of the Portfolios you own to cover the shortfall as described in the preceding paragraph.

You may also choose to pay the TARGET Program fee through automatic redemptions of your shares in the Portfolios. You may instruct the Program sponsor to automatically redeem shares of a particular Portfolio, from the Portfolio in which you have the largest investment, or shares from all Portfolios in which you invest on a pro rata basis. The automatic redemption will be effected on or about the sixth business day of each calendar quarter.

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT

To purchase shares of the Portfolios through the TARGET Program, you must have a securities account with Wachovia or one of its affiliates or another Program sponsor.

You must pay for Portfolio shares by check made payable to the Program sponsor or to a broker or affiliate that clears securities transactions through the Program sponsor on a fully disclosed basis. If you already have an account with the Program sponsor, you can pay for Portfolio shares by using free credit cash balances in your account or through the sale of non-TARGET money market fund shares held in your account.

MINIMUM INVESTMENT REQUIREMENTS. The minimum initial investment for Plan accounts is $10,000. The minimum initial investment for non-Plan accounts is $25,000.

The minimum initial investment is reduced to $10,000 for these non-Plan investors:

   - Custodial accounts established under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act
   - Trustees of the Trust (except that the minimum initial investment requirement is waived entirely for Trustees who are paid under a deferred fee agreement with the Trust)

   - Employees of Wachovia and its subsidiaries, and family members of such persons with an employee-related account at Wachovia.

Fiduciary accounts that have a common trustee (unaffiliated with Wachovia) may be added together for purposes of meeting the initial minimum investment requirement, as long as the aggregate investment of these accounts in the TARGET Program is at least $250,000. The minimum investment requirement may also be reduced or waived for certain start-up Plans that have been in existence for less than one year and for certain transfers from asset allocation programs involving other mutual funds. The Program sponsor, in its discretion, may also reduce the minimum initial investment requirement for any account. Before you invest in the Portfolios, you must notify the Program sponsor of any factors that may make you eligible for a waiver of the minimum investment requirements.

With certain limited exceptions, the Portfolios are available only to U.S. citizens or residents.

STEP 2: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of a Portfolio is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE or NAV -- is determined by a simple calculation: it's the total value of the Portfolio (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund -- or the NAV -- is $10 ($1,000 divided by 100).

ALL PORTFOLIOS OTHER THAN THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO (THE NON-MONEY MARKET PORTFOLIOS). A Non-Money Market Portfolio's investments are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trust's Board. A Non-Money Market Portfolio also may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Portfolio's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S. traded securities. The fair value of a portfolio security that a Non-Money Market Portfolio uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing a Non-Money Market Portfolio's NAV, we will value the Portfolio's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by a Non-Money Market Portfolio as of the close of the security's primary market.

THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO. In determining the NAV of the U.S. GOVERNMENT MONEY MARKET PORTFOLIO, the Trust values the Portfolio's securities using the amortized cost method. The Portfolio seeks to maintain an NAV of $1 per share at all times.

ALL PORTFOLIOS. We determine each Portfolio's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday.

INTERNATIONAL EQUITY, TOTAL RETURN BOND, INTERMEDIATE-TERM BOND AND INTERNATIONAL BOND PORTFOLIOS. We do not price, and you will not be able to purchase or redeem, shares of any of these Portfolios on days when the NYSE is closed but the primary markets for these securities are open, even though the value of its foreign securities may have changed. Conversely, each of these Portfolios will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

GENERAL. We may not determine a Portfolio's NAV on days when we have not received any orders to purchase, sell or exchange Portfolio shares, or when changes in the value of the Portfolio's investments do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of those funds daily.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE PORTFOLIOS?

You will pay the NAV next determined after we receive your order to purchase. Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

STEP 3: ADDITIONAL SHAREHOLDER SERVICES

As a shareholder of the Trust, you can take advantage of the following services and privileges:

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Portfolios. To reduce expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us otherwise.

HOW TO SELL YOUR SHARES

You can sell your shares of the Trust for cash (in the form of a check) at any time, subject to certain restrictions, by contacting your financial adviser or Prusec registered representative.

When you sell shares of a Portfolio -- also known as redeeming your shares -- the price you will receive will be the NAV next determined after the Program sponsor receives your order to sell. In the event that trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE.

Generally, we will pay you for the shares that you sell within seven days after the Program sponsor receives your sell order. If you are selling shares you recently purchased with a check, we may delay sending you the sale proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Portfolios, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when a Portfolio can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Shares."


SMALL ACCOUNTS

If you make a sale that reduces your TARGET Program account to less than $10,000, the Trust may sell the rest of your shares and close your account. If your shares are worth more than what you paid for them, this may cause you to have a capital gain. See "Portfolio Distributions and Tax Issues -- If You Sell or Exchange Your Shares." We will give you 30 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

HOW TO EXCHANGE YOUR SHARES

If you own shares of a Portfolio through the TARGET Program, you can exchange your shares in a Portfolio for shares in another Portfolio of the Trust without payment of any exchange fee, but you may not exchange shares of the Portfolios for shares of other mutual funds sponsored by Prudential. If you own Portfolio shares through a program other than the TARGET Program (such as a wrap program that offers additional mutual funds), you also may be able to buy or sell Portfolio shares in connection with a sale or purchase of other mutual funds offered through the program you have chosen. If you wish to use the exchange privilege, contact your registered representative. We may change the terms of the exchange privilege after giving you 60 days' notice.

Remember, as we explained in the section entitled "Portfolio Distributions and Tax Issues -- If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchange shares see the SAI, "Shareholder Investment Account -- Exchange Privilege."

FREQUENT TRADING

Frequent trading of Portfolio shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage a Portfolio's investments. When market timing occurs, a Portfolio may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Portfolio will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Trust reserves the right to refuse purchase orders and exchanges into a Portfolio by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading. The Trust will notify a market timer of rejection of an exchange or purchase order. There can be no assurance that the Trust's procedures will be effective in limiting the practice of market timing in all cases.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate each Portfolio's financial performance for the past 5 fiscal years. The TOTAL RETURN in each chart represents the rate that a shareholder would have earned on an investment in that particular Portfolio, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for the periods indicated.

A copy of the Trust's annual report, along with the Trust's, audited financial statements and report of independent auditors, is available upon request, at no charge, as described on the back cover of this Prospectus.

Each Portfolio's financial highlights for the five years ended December 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.

LARGE CAP GROWTH PORTFOLIO (fiscal years ended 12-31)

 PER SHARE OPERATING PERFORMANCE                     2003         2002          2001           2000           1999
 Net asset value, beginning of year            $    11.03   $    16.15   $     23.20   $      25.68   $      18.29
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                        (.01)        (.01)          .02           (.06)          (.03)
 Net realized and unrealized gain
   (loss) on investment transactions                 4.37        (5.11)        (7.05)          (.68)          9.79
 Total from investment operations                    4.36        (5.12)        (7.03)          (.74)          9.76
 LESS DISTRIBUTIONS:
 Dividends from net investment income                  --           --          (.02)            --             --
 Distributions from net realized gains                 --           --            --          (1.74)         (2.37)
 Total distributions                                   --           --          (.02)         (1.74)         (2.37)
 Net asset value, end of year                  $    15.39   $    11.03   $     16.15   $      23.20   $      25.68
 Total return(1)                                    39.53%      (31.70)%      (30.32)%        (3.37)%        55.37%

 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of year (000)                 $  348,385   $  243,748   $   358,429   $    512,778   $    515,470
 Average net assets (000)                      $  290,985   $  297,189   $   397,492   $    581,198   $    385,995
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                             .84%         .81%          .75%           .69%           .68%
 Net investment income (loss)                        (.09)%       (.11)%         .08%          (.25)%         (.16)%
 Portfolio turnover rate                               49%          66%           68%            48%            50%

(1) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

LARGE CAP VALUE PORTFOLIO (fiscal years ended 12-31)

 PER SHARE OPERATING PERFORMANCE                     2003         2002          2001           2000           1999
 Net asset value, beginning of year            $    10.49   $    12.45   $     12.64   $      13.01   $      15.87
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                .17          .18           .19            .25            .27
 Net realized and unrealized gain
   (loss) on investment transactions                 3.64        (1.85)         (.03)           .72          (1.00)
 Total from investment operations                    3.81        (1.67)          .16            .97           (.73)
 LESS DISTRIBUTIONS:
 Dividends from net investment income                (.17)        (.17)         (.19)          (.25)          (.29)
 Distributions from net realized gains                 --         (.12)         (.16)         (1.09)         (1.84)
 Total distributions                                 (.17)        (.29)         (.35)         (1.34)         (2.13)
 Net asset value, end of year                  $    14.13   $    10.49   $     12.45   $      12.64   $      13.01
 Total return(1)                                    36.38%      (13.57)%        1.21%          8.22%         (4.37)%

 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of year (000)                 $  316,131   $  229,626   $   275,208   $    268,802   $    262,156
 Average net assets (000)                      $  253,653   $  253,096   $   275,773   $    243,008   $    279,900
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                             .80%         .80%          .76%           .80%           .73%
 Net investment income                               1.50%        1.49%         1.51%          2.01%          1.74%
 Portfolio turnover rate                               56%          56%           50%            80%            36%

(1) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

SMALL CAP GROWTH PORTFOLIO (fiscal years ended 12-31)

 PER SHARE OPERATING PERFORMANCE                     2003         2002          2001           2000           1999
 Net asset value, beginning of year            $     7.05   $    10.56   $     13.09   $      17.47   $      15.35
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment (loss)                               (.06)        (.06)         (.07)          (.07)          (.06)
 Net realized and unrealized gain
   (loss) on investment transactions                 2.39        (3.45)        (2.46)           .36           4.35
 Total from investment operations                    2.33        (3.51)        (2.53)           .29           4.29
 LESS DISTRIBUTIONS:
 Distributions from net realized gains                 --           --            --          (4.67)         (2.17)
 Total distributions                                   --           --            --          (4.67)         (2.17)
 Net asset value, end of year                  $     9.38   $     7.05   $     10.56   $      13.09   $      17.47
 Total return(1)                                    33.05%      (33.24)%      (19.33)%         1.83%         29.20%

 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of year (000)                 $  140,251   $  100,868   $   145,554   $    182,515   $    186,603
 Average net assets (000)                      $  116,632   $  122,299   $   156,654   $    197,168   $    150,593
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                            1.03%         .99%          .88%           .79%           .80%
 Net investment (loss)                               (.80)%       (.74)%        (.59)%         (.49)%         (.45)%
 Portfolio turnover rate                              235%         153%          167%           165%           207%

(1) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

SMALL CAP VALUE PORTFOLIO (fiscal years ended 12-31)

 PER SHARE OPERATING PERFORMANCE                     2003         2002          2001           2000           1999
 Net asset value, beginning of year            $    13.23   $    17.54   $     16.88   $      14.97   $      14.98
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                .03          .04           .09            .11            .11
 Net realized and unrealized gain
   (loss) on investment transactions                 6.18        (1.41)         2.67           3.34            .10
 Total from investment operations                    6.21        (1.37)         2.76           3.45            .21
 LESS DISTRIBUTIONS:
 Dividends from net investment income                (.03)        (.04)         (.19)          (.02)          (.12)
 Distributions from net realized gains               (.63)       (2.90)        (1.91)         (1.52)          (.10)
 Total distributions                                 (.66)       (2.94)        (2.10)         (1.54)          (.22)
 Net asset value, end of year                  $    18.78   $    13.23   $     17.54   $      16.88   $      14.97
 Total return(1)                                    47.10%       (8.48)%       17.23%         23.91%          1.39%

 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of year (000)                 $  205,989   $  147,930   $   177,088   $    152,672   $    127,010
 Average net assets (000)                      $  161,025   $  167,945   $   161,663   $    130,303   $    129,077
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                             .93%         .88%          .87%           .85%           .87%
 Net investment income                                .15%         .23%          .59%           .75%           .75%
 Portfolio turnover rate                               89%          95%          114%            55%            42%

(1) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

INTERNATIONAL EQUITY PORTFOLIO (fiscal years ended 12-31)

 PER SHARE OPERATING PERFORMANCE                     2003         2002          2001           2000           1999
 Net asset value, beginning of year            $     9.07   $    10.10   $     13.52   $      17.37   $      15.54
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                .16          .11           .09            .17            .23
 Net realized and unrealized gain
   (loss) on investment transactions                 2.43        (1.14)        (3.39)         (1.87)          3.29
 Total from investment operations                    2.59        (1.03)        (3.30)         (1.70)          3.52
 LESS DISTRIBUTIONS:
 Dividends from net investment income                (.13)          --(2)         --           (.17)          (.23)
 Distributions in excess of net
   investment income                                   --           --            --           (.17)          (.17)
 Distributions from net realized gains                 --           --          (.12)         (1.81)         (1.29)
 Total distributions                                 (.13)          --          (.12)         (2.15)         (1.69)
 Net asset value, end of year                  $    11.53   $     9.07   $     10.10   $      13.52   $      17.37
 Total return(1)                                    28.76%      (10.17)%      (24.56)%        (9.42)%        23.30%

 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of year (000)                 $  191,909   $  140,392   $   158,307   $    227,028   $    274,997
 Average net assets (000)                      $  153,435   $  150,249   $   190,106   $    246,420   $    246,148
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                            1.07%        1.09%         1.01%           .93%           .93%
 Net investment income                               1.69%        1.17%          .82%           .85%          1.25%
 Portfolio turnover rate                               47%          55%           65%            44%            35%

(1) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(2)  Less than $.005 per share.

INTERNATIONAL BOND PORTFOLIO (fiscal years ended 12-31)

 PER SHARE OPERATING PERFORMANCE                     2003         2002          2001           2000           1999
 Net asset value, beginning of year            $     8.83   $     7.46   $      8.08   $       8.48   $       9.52
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                .21          .15           .18            .32            .30
 Net realized and unrealized gain
   (loss) on investment transactions                  .26         1.33          (.64)          (.45)          (.84)
 Total from investment operations                     .47         1.48          (.46)          (.13)          (.54)
 LESS DISTRIBUTIONS:
 Dividends from net investment income                (.84)        (.11)           --             --           (.23)
 Distributions in excess of net
   investment income                                   --           --            --             --             --
 Distributions from net realized gains               (.01)          --            --             --           (.16)
 Tax return of capital distributions                   --           --          (.16)          (.27)          (.11)
 Total distributions                                 (.85)        (.11)         (.16)          (.27)          (.50)
 Net asset value, end of year                  $     8.45   $     8.83   $      7.46   $       8.08   $       8.48
 Total return(1)                                     5.31%       20.14%        (5.73)%        (1.34)%        (5.88)%

 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of year (000)                 $   38,553   $   27,648   $    18,637   $     19,548   $     26,492
 Average net assets (000)                      $   32,992   $   22,022   $    19,235   $     20,809   $     29,300
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                            1.51%        1.69%         1.83%          1.47%          1.25%
 Net investment income                               1.88%        1.88%         2.31%          4.16%          3.36%
 Portfolio turnover rate                              235%         238%          251%            52%           132%

(1) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

TOTAL RETURN BOND PORTFOLIO (fiscal years ended 12-31)

 PER SHARE OPERATING PERFORMANCE                     2003         2002          2001           2000           1999
 Net asset value, beginning of year            $    10.73   $    10.42   $     10.27   $       9.86   $      10.49
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                .33          .41           .52            .66            .56
 Net realized and unrealized gain
   (loss) on investment transactions                  .33          .57           .28            .42           (.63)
 Total from investment operations                     .66          .98           .80           1.08           (.07)
 LESS DISTRIBUTIONS:
 Dividends from net investment income                (.36)        (.45)         (.54)          (.67)          (.56)
 Distributions from net realized gains               (.37)        (.22)         (.11)            --             --
 Total distributions                                 (.73)        (.67)         (.65)          (.67)          (.56)
 Net asset value, end of year                  $    10.66   $    10.73   $     10.42   $      10.27   $       9.86
 Total return(1)                                     6.22%        9.65%         7.97%         11.30%          (.67)%

 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of year (000)                 $  158,148   $  139,488   $   106,086   $     74,003   $     67,269
 Average net assets (000)                      $  151,999   $  122,888   $    90,698   $     67,151   $     65,911
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                             .76%         .75%          .78%           .79%           .82%
 Net investment income                               2.99%        3.89%         4.83%          6.23%          5.54%
 Portfolio turnover rate                              445%         429%          472%           483%           368%

(1) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

INTERMEDIATE-TERM BOND PORTFOLIO (fiscal years ended 12-31)

 PER SHARE OPERATING PERFORMANCE                     2003         2002          2001           2000           1999
 Net asset value, beginning of year            $    10.50   $    10.23   $     10.23   $       9.92   $      10.36
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                .28          .38           .52            .63            .56
 Net realized and unrealized gain
   (loss) on investment transactions                  .19          .47           .29            .34           (.43)
 Total from investment operations                     .47          .85           .81            .97            .13
 LESS DISTRIBUTIONS:
 Dividends from net investment income                (.34)        (.39)         (.54)          (.63)          (.57)
 Distributions in excess of net
   investment income                                   --           --            --           (.03)            --
 Distributions from net realized gains               (.17)        (.19)         (.27)            --             --
 Total distributions                                 (.51)        (.58)         (.81)          (.66)          (.57)
 Net asset value, end of year                  $    10.46   $    10.50   $     10.23   $      10.23   $       9.92
 Total return(1)                                     4.58%        8.56%         8.19%         10.10%          1.30%

 RATIOS/ SUPPLEMENTAL DATA

 Net assets, end of year (000)                 $  334,806   $  333,069   $   195,233   $    130,715   $    112,991
 Average net assets (000)                      $  343,466   $  258,072   $   167,039   $    116,330   $    108,243
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                             .68%         .66%          .66%           .71%           .67%
 Net investment income                               2.64%        3.58%         4.91%          6.35%          5.63%
 Portfolio turnover rate                              422%         377%          560%           423%           253%

(1) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

MORTGAGE BACKED SECURITIES PORTFOLIO (fiscal years ended 12-31)

 PER SHARE OPERATING PERFORMANCE                     2003         2002          2001           2000           1999
 Net asset value, beginning of year            $    10.70   $    10.44   $     10.31   $       9.97   $      10.47
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                .47          .56           .61            .65            .66
 Net realized and unrealized gain
   (loss) on investment transactions                 (.24)         .27           .17            .33           (.50)
 Total from investment operations                     .23          .83           .78            .98            .16
 LESS DISTRIBUTIONS:
 Dividends from net investment income                (.48)        (.57)         (.65)          (.64)          (.66)
 Total distributions                                 (.48)        (.57)         (.65)          (.64)          (.66)
 Net asset value, end of year                  $    10.45   $    10.70   $     10.44   $      10.31   $       9.97
 Total return(1)                                     2.20%        8.13%         7.79%         10.35%          1.54%

 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000)                 $  107,072   $  115,546   $    75,502   $     63,234   $     67,372
 Average net assets (000)                      $  114,526   $   94,893   $    69,767   $     61,771   $     70,244
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                             .84%         .80%          .84%           .83%           .80%
 Net investment income                               4.43%        4.43%         5.74%          6.60%          6.31%
 Portfolio turnover rate                              282%         184%           72%            74%            14%

(1) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

U.S. GOVERNMENT MONEY MARKET PORTFOLIO (fiscal years ended 12-31)

 PER SHARE OPERATING PERFORMANCE                     2003         2002          2001           2000           1999
 Net asset value, beginning of year            $     1.00   $     1.00   $      1.00   $       1.00   $       1.00
 Net investment income and net realized
   gain on investment transactions                   .007         .013          .037           .058           .045
 LESS DISTRIBUTIONS:
 Dividends and distributions                        (.007)       (.013)        (.037)         (.058)         (.045)
 Net asset value, end of year                  $     1.00   $     1.00   $      1.00   $       1.00   $       1.00
 Total return(1)                                      .70%        1.31%         3.77%          5.87%          4.67%

 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of year (000)                 $   98,464   $  127,141   $   154,982   $    122,226   $     85,722
 Average net assets (000)                      $  114,831   $  128,550   $   132,704   $     93,985   $    196,853
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                             .52%         .45%          .51%           .56%           .43%
 Net investment income                                .71%        1.31%         3.52%          5.76%          4.64%

(1) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

APPENDIX: DESCRIPTION OF SECURITY RATINGS

DESCRIPTION OF S&P LONG-TERM ISSUE CREDIT RATINGS:

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

DESCRIPTION OF S&P SHORT-TERM ISSUE CREDIT RATINGS:

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

DESCRIPTION OF MOODY'S CREDIT RATINGS:

Aaa: Bonds and preferred stock rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

Aa: Bonds and preferred stock rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Note: Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S SHORT-TERM AND COMMERCIAL PAPER RATINGS:

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

   - Leading market positions in well-established industries.
   - High rates of return on funds employed.
   - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
   - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
   - Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

NOTES

NOTES

NOTES

NOTES

FOR MORE INFORMATION
Please read this prospectus before you invest in the Portfolios, and keep it for future reference. For information or shareholder questions contact:

-  MAIL

   Prudential Mutual
   Fund Services LLC
   PO Box 8098
   Philadelphia, PA 19101

-  TELEPHONE
   (800) 225-1852
   (732) 482-7555 (Calling
   from outside the U.S.)

-  WEBSITE

   www.prudential.com

-  Outside Brokers should contact
   Prudential Investment Management
   Services LLC
   PO Box 8310

   Philadelphia, PA 19101

-  TELEPHONE
   (800) 778-8769

You can also obtain copies of Trust documents from the Securities and Exchange Commission as follows

-  MAIL

   Securities and Exchange Commission
   Public Reference Section
   Washington, DC 20549-0102

-  ELECTRONIC REQUEST

   publicinfo@sec.gov
   (The SEC charges a fee to copy
   documents.)

-  IN PERSON
   Public Reference Roomin
   Washington, DC (For hours of
   operation, call (202) 942-8090.)

-  VIA THE INTERNET
   on the EDGAR Database at http://www.sec.gov

Additional information about the Trust can be obtained without charge, and can be found in the following documents

-  STATEMENT OF ADDITIONAL
   INFORMATION (SAI)
   (incorporated by reference
   into this prospectus)

-  ANNUAL REPORT
   (contains a discussion of
   the market conditions and
   investment strategies that
   significantly affected the
   Portfolios' performance
   during the last fiscal
   year)

-  SEMIANNUAL REPORT

THE TARGET PORTFOLIO TRUST           NASDAQ         CUSIP
Large Capitalization Growth          TALGX          875921207
Small Capitalization Growth          TASGX          875921405
International Equity                 TAIEX          875921504
Total Return Bond                    TATBX          875921884
Mortgaged Backed Securities          TGMBX          875921702

                                     NASDAQ         CUSIP
Large Capitalization Value           TALVX          875921108
Small Capitalization Value           TASVX          875921306
International Bond                   TIBPX          875921876
Intermediate-Term Bond               TAIBX          875921801
U.S. Government Money Market         PUGXX          875921603

TMF158A                                 Investment Company Act File No: 811-7064

                          THE TARGET PORTFOLIO TRUST(R)

                       Statement of Additional Information


                                  April 29, 2004


     The Target Portfolio Trust(R) (the Trust) is an open-end, management investment company currently composed of ten separate investment portfolios (the Portfolios) professionally managed by Prudential Investments LLC (PI or the Manager). Each Portfolio benefits from discretionary advisory services provided by one or two investment advisers (each, an Adviser, collectively, the Advisers) identified, retained, supervised and compensated by the Manager. The Trust consists of the following ten Portfolios:

            EQUITY PORTFOLIOS
            - LARGE CAPITALIZATION GROWTH PORTFOLIO (LARGE CAP GROWTH PORTFOLIO)
            - LARGE CAPITALIZATION VALUE PORTFOLIO (LARGE CAP VALUE PORTFOLIO)
            - SMALL CAPITALIZATION GROWTH PORTFOLIO (SMALL CAP GROWTH PORTFOLIO)
            - SMALL CAPITALIZATION VALUE PORTFOLIO (SMALL CAP VALUE PORTFOLIO)
            - INTERNATIONAL EQUITY PORTFOLIO

            DEBT PORTFOLIOS
            - INTERNATIONAL BOND PORTFOLIO
            - TOTAL RETURN BOND PORTFOLIO
            - INTERMEDIATE-TERM BOND PORTFOLIO
            - MORTGAGE BACKED SECURITIES PORTFOLIO
            - U.S. GOVERNMENT MONEY MARKET PORTFOLIO


     The Trust's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, and its telephone number is (800) 225-1852.

     This statement of additional information (SAI) is not a prospectus and should be read in conjunction with the Trust's prospectus dated April 29, 2004, a copy of which may be obtained from the Trust upon request at the address or phone number noted above. The Trust's audited financial statements for the fiscal year ended December 31, 2003 are incorporated in this SAI by reference to the Trust's 2003 annual report to shareholders (File No. 811-7064). You may obtain a copy of the Trust's annual report at no charge by request to the Trust at the address or phone number noted above.


                                TABLE OF CONTENTS

                                                                                                  PAGE
                                                                                                  ----
History of the Trust                                                                              B-2
Description of the Portfolios, Their Investments and Risks                                        B-2
Investment Restrictions                                                                           B-32
Management of the Trust                                                                           B-34
Control Persons and Principal Holders of Securities                                               B-40
Investment Advisory and Other Services                                                            B-40
Brokerage Allocation and Other Practices                                                          B-44
Capital Shares, Other Securities and Organization                                                 B-47
Purchase, Redemption and Pricing of Shares                                                        B-48
Shareholder Investment Account                                                                    B-48
Net Asset Value                                                                                   B-50
Taxes, Dividends and Distributions                                                                B-51
Performance Information                                                                           B-54
Financial Statements                                                                              B-56
Appendix I--General Investment Information                                                        I-1
Appendix II--Description of Proxy Voting Policies and Record Keeping Procedures                   II-1

TMF158B

                              HISTORY OF THE TRUST

     The Trust was organized as a statutory business trust in 1992 under the laws of the State of Delaware.

           DESCRIPTION OF THE PORTFOLIOS, THEIR INVESTMENTS AND RISKS

     CLASSIFICATION. The Trust is an open-end management investment company. Each of the Portfolios is classified as a diversified fund, except for the International Bond Portfolio, which is a nondiversified fund.

     INVESTMENT STRATEGIES, POLICIES AND RISKS. The investment objectives of the Portfolios are set forth in the Trust's prospectus. This section provides additional information on the principal investment policies and strategies of the Portfolios, as well as information on certain non-principal investment policies and strategies. The Portfolios may not be successful in achieving their respective objectives and you could lose money.

U.S. GOVERNMENT SECURITIES

     Each Portfolio may invest in U.S. Government securities.

     U.S. TREASURY SECURITIES. U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. U.S. Government guarantees do not extend to the yield or the value of the securities or the Portfolio's shares.

     OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government include, but are not limited to, GNMA, FNMA and FHLMC securities. Obligations of GNMA, the Federal Housing Administration, Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Trust must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Such securities include obligations issued by the Student Loan Marketing Association (SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to such entities. GNMA, FNMA and FHLMC may also issue collateralized mortgage obligations.

     STRIPPED U.S. GOVERNMENT SECURITIES. A Portfolio may invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; and (3) book-entries at a Federal Reserve member bank representing ownership of obligation components.

     MORTGAGE-RELATED SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. A Portfolio may invest in mortgage-backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., GNMA, FNMA and FHLMC certificates where the U.S. Government or one of its agencies or instrumentalities guarantees the payment of interest and principal of these securities. However, these guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do these guarantees extend to the yield or value of a Portfolio's shares. See "Mortgage-Backed Securities and Asset-Backed Securities" below.

     Mortgages backing the securities that a Portfolio may purchase include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, fifteen-year mortgages, adjustable rate mortgages and balloon payment mortgages. A balloon payment mortgage backed security is an amortized mortgage security with installments of principal and interest, the last installment of which is predominantly principal. All of these mortgages can be used to create "pass-through securities." A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage-backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment.

     In addition to GNMA, FNMA or FHLMC certificates through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, a Portfolio may also invest in mortgage pass-through securities issued by the U.S. Government or its agencies and instrumentalities, commonly referred to as mortgage-backed security strips or MBS strips. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

     During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, a Portfolio reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, a Portfolio's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages are reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium generally will result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short-or intermediate-term securities.

     ZERO COUPON SECURITIES. Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. Government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. A Portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and that, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations, in which case the Portfolio will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. Government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

     SPECIAL CONSIDERATIONS. U.S. Government securities are considered among the most creditworthy of fixed-income investments. The yields available from U.S. Government securities are generally lower than the yields available from corporate debt securities. The values of U.S. Government securities will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of U.S. Government securities generally rise and conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. Government securities will not affect investment income from those securities, they may affect the net asset value (NAV) of a Portfolio.

     At a time when a Portfolio has written call options on a portion of its U.S. Government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the Portfolio above the strike price would likely be partially or wholly offset by unrealized losses on call options written by a Portfolio. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce a Portfolio's capital gains distribution. Accordingly, a Portfolio would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities.

CUSTODIAL RECEIPTS

     Each Portfolio may invest in receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts include "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). Each Portfolio will not invest more than 5% of its net assets in such custodial receipts.

     Custodial receipts held by a third party are not issued or guaranteed by the United States Government and are not considered U.S. Government securities. Each Portfolio other than the U.S. Government Money Market Portfolio also may invest in such custodial receipts.

MONEY MARKET INSTRUMENTS

     Each Portfolio (other than the U.S. Government Money Market Portfolio) may invest in high-quality money market instruments, including commercial paper of a U.S. or non-U.S. company or foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. The U.S. Government Money Market Portfolio will normally limit its investments in money market instruments to securities issued or guaranteed by the U.S. Government or its agencies. Money market obligations will be generally U.S. dollar denominated, except with respect to the International Bond Portfolio, where these instruments may also be denominated in foreign currencies. The Mortgage Backed Securities Portfolio will limit its investment in money market investments to those issued by U.S. issuers. Commercial paper will be rated, at the time of purchase, at least A-2 by Standard & Poor's Ratings Group (S&P) or Prime-2 by Moody's Investors Service (Moody's), or the equivalent by another nationally recognized statistical rating organization (NRSRO) or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least A or A-2 by S&P or A or Prime-2 by Moody's or the equivalent by another NRSRO. The International Bond Portfolio will only invest in commercial paper rated at least A1/P1 by S&P or Moody's or the equivalent by another NRSRO.

CORPORATE AND OTHER DEBT OBLIGATIONS

     The Large Cap Value, Small Cap Value, International Equity, Mortgage Backed Securities, Intermediate-Term Bond, Total Return Bond and International Bond Portfolios may each invest in corporate and other debt obligations. Except where otherwise indicated, each such Portfolio will invest in securities rated A or better, except that the International Bond, Total Return Bond and Intermediate-Term Bond Portfolios may invest in securities rated B or better or determined by the Adviser to be of comparable quality. These debt securities may have adjustable or fixed rates of interest and in certain instances may be secured by assets of the issuer. Adjustable rate corporate debt securities may have features similar to those of adjustable rate mortgage-backed securities, but corporate debt securities, unlike mortgage backed securities, are not subject to prepayment risk other than through contractual call provisions that generally impose a penalty for prepayment. Fixed-rate debt securities may also be subject to call provisions.

     The market value of fixed-income obligations of the Portfolios will be affected by general changes in interest rates, which will result in increases or decreases in the value of the obligations held by the Portfolios. The market value of the obligations held by a Portfolio can be expected to vary inversely with changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, a Portfolio's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Portfolio may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

     Ratings made available by S&P, Moody's and other NRSROs are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, each Adviser will also make its own evaluation of these securities on behalf of the Portfolio. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

     MEDIUM AND LOWER-RATED SECURITIES. Each of the Intermediate-Term Bond, Total Return Bond and International Bond Portfolios may invest in medium- (I.E., rated Baa by Moody's or BBB by S&P or the equivalent by another NRSRO) and lower-rated securities (I.E., rated lower than Baa by Moody's or lower than BBB by S&P or the equivalent by another NRSRO) or determined by the investment adviser to be of comparable quality. However, no Portfolio will purchase a security rated lower than B by Moody's or S&P or the equivalent by another NRSRO or determined by the investment adviser to be of comparable quality. Securities rated Baa by Moody's or BBB by S&P or the equivalent by another NRSRO, although considered investment grade, possess speculative characteristics, including the risk of default, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher-grade bonds.

     Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds" (I.E., securities rated lower than Baa by Moody's or BBB by S&P or the equivalent by another NRSRO), offer a higher current yield than is offered by higher-rated securities, but also (1) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (2) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality bonds. In addition, medium and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Advisers, under the supervision of the Manager and the Trustees, in evaluating the creditworthiness of an issue whether rated or unrated, take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

     In addition, the market value of securities in lower-rated categories is more volatile than that of higher-quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for each Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a Portfolio to purchase and may also have the effect of limiting the ability of a Portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

     Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Portfolio may decline proportionately more than a portfolio consisting of higher-rated securities. If a Portfolio experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Portfolio and increasing the exposure of the Portfolio to the risks of lower-rated securities.

     Ratings of fixed-income securities represent the rating agency's opinion regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. See "Description of Security Ratings" in the Prospectus.

     Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of these securities by the Portfolio, but the Adviser will consider this event in its determination of whether the Portfolio should continue to hold the securities.


     For the fiscal year ended December 31, 2003, the ratings of the debt obligations held by the International Bond, the Total Return Bond and the Intermediate-Term Bond Portfolios, expressed as a percentage of each Portfolio's total long-term investments, were as follows:



                                                       PERCENTAGE OF LONG-TERM TOTAL INVESTMENTS
                                                 ------------------------------------------------------
                                                  INTERNATIONAL     TOTAL RETURN      INTERMEDIATE-TERM
               RATINGS                           BOND PORTFOLIO    BOND PORTFOLIO      BOND PORTFOLIO
               -------                           --------------    --------------     -----------------
               AAA/Aaa                                76.74%          76.92%               56.18%
               AA/Aa                                  17.90%           0.90%                0.59%
               A/A                                     3.09%           4.98%               12.00%
               BBB/Baa                                 2.17%           9.63%               20.44%
               BB/Ba                                     --            3.12%                7.68%
               B/B                                     0.10%           2.61%                2.36%
               Below B/B                                 --            1.84%                0.51%
               Unrated                                   --              --                 0.24%

     COMMERCIAL PAPER. Each Portfolio may invest in commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     ADJUSTABLE RATE SECURITIES. Each of the Large Cap Value, Mortgage Backed Securities, Intermediate-Term Bond, Total Return Bond and International Bond Portfolios may invest in adjustable rate securities. Adjustable rate securities are debt securities having interest rates that are adjusted or reset at periodic intervals ranging from one month to three years. The interest rate of an adjustable rate security typically responds to changes in general market levels of interest. The interest paid on any particular adjustable rate security is a function of the index upon which the interest rate of that security is based.

     The adjustable rate feature of the securities in which a Portfolio may invest will tend to reduce sharp changes in a Portfolio's net asset value in response to normal interest rate fluctuations. As the coupon rates of a Portfolio's adjustable rate securities are reset periodically, yields of these portfolio securities will reflect changes in market rates and should cause the net asset value of a Portfolio's shares to fluctuate less dramatically than that of a fund invested in long-term fixed-rate securities. However, while the adjustable rate feature of such securities will tend to limit sharp swings in a Portfolio's net asset value in response to movements in general market interest rates, it is anticipated that during periods of fluctuations in interest rates, the net asset value of a Portfolio will fluctuate.

     INFLATION-INDEXED BONDS. The Total Return Bond, International Bond and Intermediate-Term Bond Portfolios may invest in inflation-indexed bonds issued by governmental entities and corporations. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

FOREIGN SECURITIES

     Each of the International Equity, Intermediate-Term Bond, Total Return Bond and International Bond Portfolios may invest in foreign securities, including securities of foreign corporations, obligations of foreign branches of U.S. banks and securities issued by foreign governments. A Portfolio's investments in foreign government securities may include debt securities issued or guaranteed, as to payment of principal and interest, by governments, semi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, the Government Entities) of countries considered stable by an Adviser. A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank, the European Investment Bank and the Asian Development Bank. Debt securities of "semi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of semi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. Foreign government securities also include mortgage-backed securities issued by foreign government entities including semi-governmental entities.

     A Portfolio may also invest in mortgage-backed securities issued or guaranteed by foreign government entities including semi-governmental entities, and Brady Bonds, which are long term bonds issued by government entities in developing countries as part of a restructuring of their commercial loans.

     The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods. These risks are even greater in emerging markets.

     CURRENCY RISKS. Because the securities purchased by the International Equity, Total Return Bond, Intermediate-Term Bond and International Bond Portfolios are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect each Portfolio's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by each Portfolio. If the value of a foreign currency rises against the U.S. dollar, the value of a Portfolio's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of a Portfolio's assets denominated in that currency will decrease. Each Portfolio may use derivatives, such as foreign currency forward contracts, to attempt to protect the value of the Portfolio's assets from declining in such circumstances. Under the Internal Revenue Code of 1986, as amended (the Code), the Portfolios are required to separately account for the foreign currency component of gains or losses, which will usually be viewed under the Code as items of ordinary and distributable income or loss, thus affecting the Portfolios' distributable income.

     The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental interpretation, speculation and other economic and political conditions. Although the Portfolios value their assets daily in U.S. dollars, they will not convert their holdings of foreign currencies to U.S. dollars daily. When a Portfolio converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers may realize a profit on the difference between the price at which they buy and sell currencies.

     RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN SECURITIES. Foreign securities involve certain risks, which should be considered carefully by an investor in any Portfolio. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possible imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation confiscatory taxation or diplomatic developments which could affect investment.

     Additional costs could be incurred in connection with the Portfolios' international investment activities. Foreign brokerage commissions are generally higher than U.S. brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

     If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Portfolios' securities denominated in that currency. Such changes also will affect the Portfolio's income and distributions to shareholders. In addition, although a Portfolio will receive income in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a Portfolio's income has been accrued and translated into U.S. dollars, the Portfolio could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Portfolio is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. A Portfolio may, but need not, enter into foreign currency forward contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Portfolio; and protecting the U.S. dollar value of such securities which are held by the Portfolio.

MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES

     MORTGAGE-BACKED SECURITIES--GENERAL. Each of the Mortgage Backed Securities, Intermediate-Term Bond, Total Return Bond and International Bond Portfolios may invest in mortgage-backed securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC, described under "U.S. Government Securities" above; (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement. In addition, the International Bond Portfolio may invest in mortgage-related securities issued or guaranteed by foreign, national, state or provincial governmental instrumentalities, including semi-governmental agencies.

     GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Portfolios purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed rate level payment mortgage loans; (2) fixed rate graduated payment mortgage loans; (3) fixed rate growing equity mortgage loans;
(4) fixed rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and
(9) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

     FNMA CERTIFICATES. The Federal National Mortgage Association (FNMA) is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly.

     Each FNMA Certificate will entitle the registered holder thereof to receive amounts, representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government.

     FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation (FHLMC) is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the FHLMC Act). Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages. The principal activity of FHLMC consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

     FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

     FHLMC CERTIFICATES. FHLMC guarantees to each registered holder of the FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

     FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a FHLMC Certificate group) purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. An FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

     The market value of mortgage securities, like other securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

     ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities
(ARMs) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMs have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal.

     The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed rate securities.

     PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement. See "Types of Credit Enhancement" below.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs include REMICs.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

     The Mortgage Backed Securities, International Bond, Total Return Bond and Intermediate-Term Bond Portfolios also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

     In reliance on a Securities and Exchange Commission (Commission) interpretation, a Portfolio's investments in certain qualifying collateralized mortgage obligations (CMOs), including CMOs that have elected to be treated as REMICs, are not subject to the Investment Company Act of 1940, as amended (Investment Company Act), limitation on acquiring interests in other investment companies. In order to be able to rely on the Commission's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers, that (1) invest primarily in mortgage-backed securities, (2) do not issue redeemable securities,
(3) operate under general
exemptive orders exempting them from all provisions of the Investment Company Act and (4) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Portfolio selects CMOs or REMICs that do not meet the above requirements, the Portfolio may not invest more than 10% of its assets in all such entities, may not invest more than 5% of its total assets in a single entity, and may not acquire more than 3% of the voting securities of any single such entity.


     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities or MBS strips are derivative multiclass mortgage securities. In addition to MBS strips issued by agencies or instrumentalities of the U.S. Government, the Mortgage Backed Securities, International Bond, Total Return Bond and Intermediate-Term Bond Portfolios may purchase MBS strips issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. See "U.S. Government Securities--Mortgage-Related Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities" above.


     ASSET-BACKED SECURITIES. Each of the Large Capitalization Value, Small Capitalization Value, Mortgage Backed Securities, Intermediate-Term Bond, Total Return Bond and International Bond Portfolios may invest in asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, have been securitized in pass-through structures similar to the mortgage pass-through structures or in a pay-through structure similar to the CMO structure. A Portfolio may invest in these and other types of asset-backed securities that may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.


     In the case of privately-issued mortgage-backed and asset-backed securities, the Portfolios take the position that such securities do not represent interests in any particular "industry" or group of industries.


     TYPES OF CREDIT ENHANCEMENT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support that fall into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to seek to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default seeks to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. A Portfolio will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

     RISK FACTORS RELATING TO INVESTING IN MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage-backed and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Moreover, slower than expected prepayments may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally lead to increased volatility of net asset value because they tend to fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities. A Portfolio may invest a portion of its assets in derivative mortgage-backed securities such as MBS Strips that are highly sensitive to changes in prepayment and interest rates. Each Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and, in certain circumstances, through hedging techniques.

     In addition, mortgage-backed securities that are secured by manufactured (mobile) homes and multi-family residential properties, such as GNMA and FNMA certificates, are subject to a higher risk of default than are other types of mortgage backed securities.

     Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a Portfolio are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage-backed securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short-or intermediate-term securities.

CONVERTIBLE SECURITIES

     Each Portfolio, other than the U.S. Government Money Market Portfolio, may invest in convertible securities. A convertible security is typically a bond, debenture, corporate note, preferred stock or other similar security that may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities also include preferred stocks, which technically are equity securities.

     In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed-income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying common stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

LOAN PARTICIPATIONS

     Each of the Intermediate-Term Bond and Total Return Bond Portfolios may invest up to 5% of its net assets in high quality participation interests having remaining maturities not exceeding one year in loans extended by banks to United States and foreign companies. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. The loan agreement among the corporate borrower and the co-lenders identifies the agent bank as well as sets forth the rights and duties of the parties. The agreement often (but not always) provides for the collateralization of the corporate borrower's obligations thereunder and includes various types of restrictive covenants that must be met by the borrower.

     The participation interests acquired by a Portfolio may, depending on the transaction, take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. Typically, the Portfolio will look to the agent bank to collect principal of and interest on a participation interest, to monitor compliance with loan covenants, to enforce all credit remedies, such as foreclosures on collateral, and to notify co-lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. The agent bank in such cases will be qualified to serve as a custodian for the assets of a registered investment company such as the Trust. The agent bank is compensated for these services by the borrower pursuant to the terms of the loan agreement.

     When a Portfolio acts as co-lender in connection with a participation interest or when the Portfolio acquires a participation interest the terms of which provide that the Portfolio will be in privity with the corporate borrower, the Portfolio will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In cases where the Portfolio lacks such direct recourse, the Portfolio will look to the agent bank to enforce appropriate credit remedies against the borrower.

     The Portfolios believe that the principal credit risk associated with acquiring participation interests from a co-lender or another participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when a Portfolio is in the position of participant rather than a co-lender because the Portfolio must assume the risk of insolvency of the co-lender from which the participation interest was acquired and that of any person interpositioned between the Portfolio and the co-lender. However, in acquiring participation interests, the Portfolio will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the participation interest meets the Portfolio's high quality standard and will continue to do so as long as it holds a participation. For purposes of a Portfolio's requirement to maintain diversification for tax purposes, the issuer of a loan participation will be the underlying borrower. In cases where a Portfolio does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Portfolio and the borrower will be deemed issuers of the loan participation for tax diversification purposes.

     For purposes of each Portfolio's fundamental investment restriction against investing 25% or more of its total assets in any one industry, a Portfolio will consider all relevant factors in determining who is the issuer of a loan participation including the credit quality of the underlying borrower, the amount and quality of the collateral, the terms of the loan participation agreement and other relevant agreements (including any intercreditor agreements), the degree to which the credit of such intermediary was deemed material to the decision to purchase the loan participation, the interest environment, and general economic conditions applicable to the borrower and such intermediary.

MUNICIPAL SECURITIES

     The Trust may, from time to time, invest in municipal bonds including general obligation and revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. The Trust may also invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain funds for various public purposes.

     Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market. Under normal market conditions, the Trust intends to invest no more than 5% of its net assets in municipal securities.

     MUNICIPAL BONDS. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations and obtaining funds to lend to other public institutions or for general operating expenses.

     The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds that are municipal bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal bonds, both within and between the two principal classifications described above.

     Industrial development bonds (IDBs) are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business, manufacturing, housing, sports, sewage and pollution control, and for airport, mass transit, port and parking facilities. The Internal Revenue Code restricts the types of industrial development bonds (IDBs) which qualify to pay interest exempt from federal income tax, and interest on certain IDBs issued after August 7, 1986 is subject to the alternative minimum tax. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for the payment.

     The interest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changes in market rates. Municipal bonds and notes of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of the Fund to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation. For further discussion, see "Floating Rate and Variable Rate Municipal Securities; Inverse Floaters" below.

     MUNICIPAL NOTES. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes may include:

     1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

     2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in the expectation of reception of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

     3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

     4. CONSTRUCTION LOAN NOTES. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the GNMA to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

     TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper, the interest on which is generally exempt from federal income taxes, typically are represented by short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

     FLOATING RATE AND VARIABLE RATE MUNICIPAL SECURITIES; INVERSE FLOATERS. The Trust is permitted to invest in floating rate and variable rate municipal securities, including participation interests therein and inverse floaters. Floating rate securities normally have a rate of interest that is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Fund to demand payment of the obligation on short notice at par plus accrued interest, which amount may, at times, be more or less than the amount the Trust paid for them. Some floating rate and variable rate securities have maturities longer than 397 calendar days but afford the holder the right to demand payment at dates earlier than the final maturity date. Such floating rate and variable rate securities will be treated as having maturities equal to the demand date or the period of adjustment of the interest rate whichever is longer.

     An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities.

REPURCHASE AGREEMENTS

     Each Portfolio may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from a Portfolio at a mutually agreed-upon time and at a price in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Portfolio's money is invested in the repurchase agreement. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. A Portfolio's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, a Portfolio will require additional collateral. If the seller defaults, the Portfolio will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Portfolio may incur a loss.

     A Portfolio will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Portfolio's Adviser. In the event of a default or bankruptcy by a seller, the Portfolio may liquidate the collateral.

     The Portfolios participate in a joint repurchase account with other investment companies managed by PI, pursuant to an order of the Commission On a daily basis, any uninvested cash balances of a Portfolio may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Portfolio participates in the income earned or accrued in the joint account based on the percentage of its investment.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

     Each of the Mortgage Backed Securities, Intermediate-Term Bond, Total Return Bond and International Bond Portfolios may enter into reverse repurchase agreements and dollar rolls. The proceeds from such transactions will be used for the clearance of transactions or to take advantage of investment opportunities.

     Reverse repurchase agreements involve sales by a Portfolio of securities concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities.

     Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and a simultaneous contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction.

     A Portfolio will segregate with its custodian cash or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Portfolio may decline below the price of the securities a Portfolio has sold but is obligated to repurchase under the agreement. If the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Portfolio's obligation to repurchase the securities.

     Reverse repurchase agreements and dollar rolls, including covered dollar rolls, are speculative techniques that may involve leverage and may be considered borrowings by a Portfolio for purposes of the percentage limitations applicable to borrowings. See "Borrowing" below.

INTEREST RATE SWAP TRANSACTIONS

     Each of the Mortgage Backed Securities, Intermediate-Term Bond, International Bond and Total Return Bond Portfolios may enter into interest rate swap transactions. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed-rate payments. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as a hedge and not as a speculative investment.

     Each Portfolio may enter into either asset-based interest rate swaps or liability-based interest rate swaps, depending on whether it is hedging its assets or its liabilities. A Portfolio will usually enter into interest rate swaps on a net basis, I.E., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Since these hedging transactions are entered into for good faith hedging purposes and cash or other liquid assets are segregated, the Manager and the Advisers believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the borrowing restrictions applicable to each Portfolio. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a custodian that satisfies the requirements of the Investment Company Act. To the extent that a Portfolio enters into interest rate swaps on other than a net basis, the amount segregated will be the full amount of a Portfolio's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

     The use of interest rate swaps is highly speculative activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Portfolio would diminish compared to what it would have been if this investment technique was not used.

     A Portfolio may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. If the other party to an interest rate swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. Since interest rate swaps are individually negotiated, a Portfolio expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

OTHER SWAP AGREEMENTS

     In addition to interest rate swaps, the Mortgage Backed Securities, Total Return Bond and Intermediate-Term Bond Portfolios may enter into index, credit, currency exchange rate, long and short credit default and total return swap agreements (or a combination of these swap agreements or other similar swap agreements). Each Portfolio may also enter into options on swap agreements (swap options). These transactions may be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In one type of "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index or other investments or instruments. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Portfolio may write (sell) and purchase put and call swap options.

     Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the net amount). A Portfolio's net obligations in respect of all swap agreements (I.E., the aggregate net amount owed by the Portfolio is limited to 15% of a Portfolio's net assets. A Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Portfolio's subadviser in accordance with procedures established by the Board, to avoid any potential leveraging of the Portfolio's assets. Obligations under swap agreements so covered will not be considered "senior securities" for purposes of the Portfolio's investment restriction concerning senior securities. A Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's net assets.

     For purposes of applying the Portfolios' investment policies and restrictions (as stated in the prospectuses and this SAI) swap agreements are generally valued by the Portfolios at market value. In the case of a credit default swap sold by a Portfolio

(I.E., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

     Whether the Portfolio's use of swap agreements or swap options will be successful in furthering its investment objective will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce a better result than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Illiquid securities are discussed separately in this SAI. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolios will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Portfolios' repurchase agreement guidelines). A Portfolio may engage in swap agreements of any duration with a counterparty whose long-term credit is rated at least "A" by at least one nationally recognized statistical rating organization. Certain restrictions imposed by the Internal Revenue Code, may limit the Portfolios' ability to use swap agreements. Developments in the swaps market, including potential government regulation, may adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission ("CFTC"). To qualify for this exemption, a swap agreement must be entered into by "eligible contract participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commissions merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have a total assets exceeding $10 million; commodity pools and employee benefits plans must have assets exceeding $5 million. In addition, the swap agreement must be subject to individual negotiation by the parties and not be executed or transacted on a trading facility.

EVENT-LINKED BONDS

     Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk. Issuers of event-linked bonds include government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or offshore entities.

EMERGING MARKETS DEBT

     The Total Return Bond, Intermediate-Term Bond and International Bond Portfolios may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

     Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to economies that are generally less diverse and mature, political systems which can be expected to have less stability that those of developed countries, the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Portfolio's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

     These Portfolios may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady (the Brady Plan). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay, and Venezuela. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future, including Panama and Peru.

     Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bond and therefore are to be viewed as speculative. In addition, in the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds which will continue to be outstanding at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. There can be no assurance that Brady Bonds in which the Portfolios may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolios to suffer a loss of interest or principal on any of its holdings.

     Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Portfolios) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

     A Portfolio's investments in foreign currency-denominated and certain other debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may require the Portfolio to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes or to avoid imposition of tax at the Portfolio level.

     Each Portfolio will consider an issuer to be economically tied to a country with an emerging securities market if (1) it is organized under the laws of, or maintains its principal place of business in, the country, (2) its securities are principally traded in the country's securities markets, or (3) it derived at least half of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or has at least half of its assets in that country.

ILLIQUID SECURITIES

     Each Portfolio may hold up to 15% of its net assets in illiquid securities, except for the U.S. Government Money Market Portfolio, which may hold up to 10% of its net assets in illiquid securities. If a Portfolio were to exceed this limit, the Adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 15% of its net assets (10% of net assets for the U.S. Government Money Market Portfolio), as required by applicable law. Illiquid securities include repurchase agreements that have a maturity of longer than seven days, certain securities that are not readily marketable in securities markets either within or outside of the United States and securities that have legal or contractual restrictions on resale (restricted securities). Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     A large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Manager anticipates that the market for certain restricted securities such as institutional commercial paper, convertible securities and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Trustees. The Advisers will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Advisers will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (that is, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two NRSRO's, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Adviser; and (2) it must not be "traded flat" (I.E., without accrued interest) or in default as to principal or interest. The Portfolio's investments in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

     The staff of the Commission has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Portfolio and the counterparty have provided for the Portfolio, at the Portfolio's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Portfolio of an amount designated to effect the counterparty's economic loss from an early termination, but does allow the Portfolio to treat the assets used as "cover" as "liquid." However, with respect to U.S. Government securities, a Portfolio may treat the securities it uses as "cover" for written OTC options on U.S. Government securities as liquid provided it follows a specified procedure. A Portfolio may sell such OTC options only to qualified dealers who agree that a Portfolio may repurchase any options it writes for a maximum price to be calculated by a predetermined formula. In such cases, OTC options would be considered liquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     When a Portfolio enters into interest rate swaps on other than a net basis, the entire amount of the Portfolio's obligations, if any, with respect to such interest rate swaps will be treated as illiquid. To the extent that a Portfolio enters into interest rate swaps on a net basis, the net amount of the excess will be treated as illiquid. The Portfolios will also treat non-U.S. Government POs and IOs as illiquid securities so long as the staff of the Commission maintains its position that such securities are illiquid.

INVESTMENT COMPANY SECURITIES

     The Portfolios may invest in securities issued by other investment companies that invest in short-term debt securities and that seek to maintain a $1.00 net asset value per share (money market funds). The Portfolios may also invest in securities issued by other investment companies with similar investment objectives. The International Equity and International Bond Portfolios may purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country. Securities of other investment companies will be acquired within the limits prescribed by the Investment Company Act. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each Portfolio bears in connection with its own operations.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

     Each of the International Equity, Mortgage Backed Securities, Intermediate-Term Bond, Total Return Bond and International Bond Portfolios may engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return. A Portfolio, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of foreign currency forward contracts, foreign currency exchange contracts, options, swaps, futures contracts and options on futures. A Portfolio's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. See "Taxes, Dividends and Distributions." If new financial products and risk management techniques are developed, each Portfolio may use them to the extent consistent with its investment objectives and policies.

     RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES--GENERAL. Participation in the options and futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. A Portfolio, and thus its investors, may lose money through any unsuccessful use of these strategies. If an Adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include (but are not limited to) (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities;
(4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Portfolio to sell a portfolio security at a disadvantageous time, due to the need for a Portfolio to maintain "cover" or to segregate assets in connection with hedging transactions.

     OPTIONS TRANSACTIONS. A Portfolio may purchase and write (that is, sell) put and call options on securities, currencies and financial indexes that are traded on U.S. and foreign securities exchanges or in the over-the-counter market (OTC) to seek to enhance return or to protect against adverse price fluctuations in securities in its portfolio. These options will be on debt securities, aggregates of debt securities, financial indexes (for example, S&P
500), futures contracts and U.S. Government securities. The International Bond Portfolio and International Equity Portfolio may also purchase and write put and call options on foreign currencies and foreign currency futures. The Total Return Bond and Intermediate-Term Bond Portfolios may also purchase and sell swap options. A Portfolio may write covered put and call options to attempt to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in price of securities or currencies it intends to purchase. A Portfolio may also purchase put and call options to offset previously written put and call options of the same series.

     A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strike price) or, depending on the terms of the option contract, to receive a specified amount of cash. The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Portfolio writes a call option, the Portfolio gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options a Portfolio may write.

     A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Portfolio, as the writer of a put option, might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

     The writer of an option retains the amount of the premium, although this amount may be offset or exceeded, in the case of a covered call option, by an increase and, in the case of a covered put option, by a decline in the market value of the underlying security during the option period.

     A Portfolio will write only "covered" options. A written option is covered if, so long as the Portfolio is obligated under the option, it (1) owns an offsetting position in the underlying security or currency or (2) segregates cash or other liquid assets, in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Portfolio's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Portfolio assumes the risk of loss in the amount by which the aggregate market price of the securities exceeds the aggregate exercise price of the option. A Portfolio may only write covered put options to the extent that cover for such options does not exceed 25% of the Portfolio's net assets. A Portfolio will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for options and options on futures.

     OPTIONS ON SECURITIES. A Portfolio may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Portfolio may therefore purchase a put option on other securities, the values of which the Adviser expects will have a high degree of positive correlation to the values of such portfolio securities. If the Adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the Adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Portfolio's investments and therefore the put option may not provide complete protection against a decline in the value of the Portfolio's investments below the level sought to be protected by the put option.

     A Portfolio may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire at a time when call options on such securities are not available. The Portfolio may, therefore, purchase call options on other debt securities the values of which the Adviser expects will have a high degree of positive correlation to the values of the debt securities that the Portfolio intends to acquire. In such circumstances the Portfolio will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Portfolio is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Portfolio.

     A Portfolio may write options on securities in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Portfolio's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. A Portfolio may also buy and write straddles (I.E., a combination of a call and a put written on the same security at the same strike price where the same segregated collateral is considered "cover" for both the put and the call). In such cases, a Portfolio will segregate with its custodian cash or other liquid assets equivalent to the amount, if any, by which the put is "in-the-money," I.E., the amount by which the exercise price of the put exceeds the current market value of the underlying security. It is contemplated that a Portfolio's use of straddles will be limited to 5% of the Portfolio's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Portfolio's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same stock price where the call and put are covered by different securities is not considered a straddle for the purposes of this limit. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to the fulfillment of every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its counterparty with no clearing organization guarantee. Thus, when the Portfolio purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as the loss of the expected benefit of the transaction. As such, the value of an OTC option is particularly dependent upon the financial viability of the OTC counterparty.

     Exchange traded options generally have a continuous liquid market while OTC options may not. When a Portfolio writes an OTC option, it generally will be able to close out the OTC options prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the OTC option. While the Portfolio will enter into OTC options only with dealers who agree to, and who are expected to be capable of, entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Portfolio is able to effect a closing purchase transaction in a covered OTC call option the Portfolio has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the counter party, the Portfolio may be unable to liquidate an OTC option. With respect to options written by a Portfolio, the inability to enter into a closing purchase transaction could result in material losses to the Portfolio.

     OTC options purchased by a Portfolio will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Portfolio will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     A call option written by the Portfolio is "covered" if the Portfolio owns the security underlying the option or has an absolute and immediate right to acquire that security without additional consideration (or for additional consideration segregated by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written; where the exercise price of the call held is greater than the exercise price of the call written, the Portfolio will segregate cash or other liquid assets with its custodian. A put option written by the Portfolio is "covered" if the Portfolio holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written; otherwise the Portfolio will segregate cash or other liquid assets with its custodian equivalent in value to the exercise price of the option. This means that so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will segregate with its custodian for the term of the option cash or other liquid assets having a value equal to or greater than the exercise price of the option. In the case of a straddle written by the Portfolio, the amount segregated will equal the amount, if any, by which the put is "in-the-money."

     OPTIONS ON GNMA CERTIFICATES. Options on GNMA Certificates are not currently traded on any exchange. However, each of the Mortgage Backed Securities, Intermediate-Term Bond, Total Return Bond and International Bond Portfolios may purchase and write such options should they commence trading on any exchange and may purchase or write OTC Options on GNMA certificates.

     Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Portfolio, as a writer of a covered GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Portfolio will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered.

     A GNMA Certificate held by a Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Portfolio will no longer be covered, and the Portfolio will either enter into a closing purchase transaction or replace the GNMA Certificate with a GNMA Certificate that represents cover. When the Portfolio closes its position or replaces the GNMA Certificate, it may realize an unanticipated loss and incur transaction costs.

     RISKS OF OPTIONS TRANSACTIONS. An exchange-traded option position may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some exchange-traded options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs in connection therewith. If the Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date, to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers' orders.

     In the event of the bankruptcy of a broker through which the Portfolio engages in options transactions, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by the investment adviser.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OPTIONS ON SECURITIES INDEXES. Each of the International Equity, Mortgage Backed Securities, Intermediate-Term Bond, Total Return Bond and International Bond Portfolios may purchase and write call and put options on securities indexes in an attempt to hedge against market conditions affecting the value of securities that the Portfolio owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, the Portfolio can achieve many of the same objectives as through the use of options on individual securities. Options on securities indexes are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

     This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Portfolio owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Portfolio bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

     When a Portfolio writes an option on a securities index, it will be required to deposit with its custodian, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Portfolio writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Portfolio will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

     Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Portfolio may expire worthless, in which case the Portfolio would lose the premium paid therefor.

     RISKS OF OPTIONS ON INDEXES. A Portfolio's purchase and sale of options on indexes will be subject to risks described above under "Risks of Options Transactions." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

     Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Portfolio would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Portfolio. It is the policy of each Portfolio to purchase or write options only on indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

     The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Portfolio will not purchase or sell any index option contract unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on securities in the index.

     SPECIAL RISKS OF WRITING CALLS ON INDEXES. Because exercises of index options are settled in cash, a call writer such as a Portfolio cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, a Portfolio will write call options on indexes only under the circumstances described herein.

     Price movements in a Portfolio's security holdings probably will not correlate precisely with movements in the level of the index and, therefore, the Portfolio bears the risk that the price of the securities held by the Portfolio may not increase as much as the index. In such event, the Portfolio would bear a loss on the call that is not completely offset by movements in the price of the Portfolio's security holdings. It is also possible that the index may rise when the Portfolio's stocks do not rise. If this occurred, the Portfolio would experience a loss on the call that is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Portfolio in the opposite direction as the market would be likely to occur for only a short period or to a small degree. The preceding sentence does not apply to the International Bond Portfolio, because it is nondiversified.

     Unless a Portfolio has other liquid assets that are sufficient to satisfy the exercise of a call, the Portfolio would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Portfolio fails to anticipate an exercise, it may have to borrow from a bank pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

     When a Portfolio has written a call, there is also a risk that the market may decline between the time the Portfolio has a call exercised against it, at a price that is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell stocks in its portfolio. As with stock options, the Portfolio will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Portfolio would be able to deliver the underlying securities in settlement, the Portfolio may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call that the Portfolio has written is "covered" by an index call held by the Portfolio with the same strike price, the Portfolio will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Portfolio exercises the call it holds or the time the Portfolio sells the call that, in either case, would occur no earlier than the day following the day the exercise notice was filed.

     If the Portfolio holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

     FUTURES CONTRACTS. Each of the International Equity, Intermediate-Term Bond, Mortgage Backed Securities, Total Return Bond and International Bond Portfolios may enter into futures contracts and related options that are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance returns, in each case in accordance with regulations of the CFTC. These Portfolios, and thus their investors, may lose money through any unsuccessful use of these strategies.

     As a purchaser of a futures contract (futures contract), a Portfolio incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Portfolio incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. A Portfolio may purchase futures contracts with respect to, without limitation, interest rates, debt securities, aggregates of debt securities, financial indexes and U.S. Government securities, including futures contracts or options linked to LIBOR.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Portfolio will be able to enter into a closing transaction.

     When a Portfolio enters into a futures contract it is initially required to deposit with its custodian, in a segregated account in the name of the broker performing the transaction an "initial margin" of cash or other liquid securities equal to a percentage of the contract amount, as determined from time to time by the exchanges on which the futures contract is traded. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract that will be returned to the Portfolio upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Portfolio may segregate with its custodian, cash or U.S. Government securities, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.

     Each of the Portfolios may also invest in futures contracts on interest rate swaps ("Swap Futures") to hedge the Portfolio's assets, that is, to protect the Portfolio's assets from a decline in value.

     Futures contracts on Swap Futures, introduced by the Chicago Board of Trade in October 2001, are a vehicle for hedging credit and interest rate exposure, referenced to long-dated LIBOR. Swap Futures cash settle at expiration at a price based on the International Swaps and Derivatives Association Benchmark Rate for a 10-year U.S. dollar interest rate swap on the last day of trading, as published on the following business day by the Federal Reserve Board in its Daily Update to the H. 15 Statistical Release. Swap Futures attempt to replicate the pricing of interest rate swaps.

     The $100,000 par value trading unit of a Swap Futures contract represents the fixed-rate side of a 10-year interest rate swap with a $100,000 notional value that exchanges semiannual fixed-rate payments at a 6% annual rate for floating-rate payments based on 3-month LIBOR. Swap Futures trade in price terms quoted in points ($1,000) and 32nds of a point ($31.25) of the $100,000 notional par value. The contract settlement-date cycle is March, June, September and December, which is comparable to other fixed-income futures contracts.

     Because Swap Futures are traded on an exchange and cleared through the AAA-rated Chicago Board of Trade Clearing Corporation, there is minimal counterparty or default risk, although, as with all futures contracts, the Portfolio could experience delays and/or losses associated with the bankruptcy of a broker through which the Portfolio engages in futures transactions or the failure of the Chicago Board of Trade Clearing Corporation. Investing in Swap Futures is subject to the same risks of investing in other futures contracts on financial instruments.

     OPTIONS ON FUTURES CONTRACTS. Each of the International Equity, Intermediate-Term Bond, Mortgage Backed Securities, Total Return Bond and International Bond Portfolios may purchase call and put options on futures contracts that are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) and gives the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the assumption of an offsetting futures position by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account that represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.


     A Portfolio may only write "covered" put and call options on futures contracts. A Portfolio will be considered "covered" with respect to a call option it writes on a futures contract if the Portfolio owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates with its custodian for the term of the option cash or other liquid assets equal in amount, when added to the futures margin, to the fluctuating value of the optioned future. The Portfolio will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates with its custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with its custodian with respect to such option). There is no limitation on the amount of the Portfolio's assets that can be segregated.


     A Portfolio will purchase options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. Government securities holdings, it might purchase a put option on an interest rate futures contract, the underlying security that correlates with the portion of the securities holdings the Adviser seeks to hedge.

     LIMITATIONS ON PURCHASE AND SALE. Each Portfolio intends to limit its futures-related investment activity so that other than with respect to bona fide hedging activity (as defined in Commodity Futures Trading Commission ("CFTC") Rule 1.3 (z)):

     (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions (determined at the time the most recent position was established) does not exceed 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation) or

     (ii) the aggregate net "notional value" (I.E., the size of a commodity futures or commodity option contract in contract units (taking into account any multiplier specified in the contract), multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all non-hedge commodity futures and commodity option contracts that a Portfolio has entered into (determined at the time the most recent position was established) does not exceed the liquidation value of the Portfolio, after taking into account unrealized profits and unrealized losses of any such contracts that the Portfolio has entered into.

     NO COMMODITY POOL OPERATOR REGISTRATION OR REGULATION. The Trust is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. In addition to the risks that apply to all options transactions there are several special risks relating to options on futures. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. A Portfolio's successful use of futures contracts and related options depends upon the Adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities or currencies being hedged is imperfect and there is a risk that the value of the securities or currencies being hedged may increase or decrease at a greater rate than a specified futures contract resulting in losses to a Portfolio.

     A Portfolio may sell a futures contract to protect against the decline in the value of securities or currencies held by the Portfolio. However, it is possible that the futures market may advance and the value of securities held in the Portfolio's portfolio may decline. If this were to occur, the Portfolio would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

     If a Portfolio purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Portfolio may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

     As described above, a Portfolio's futures-related investment activity will be limited in accordance with one or both of the Alternative Commodity Trading Limits. In addition, if a Portfolio maintains a short position in a futures contract, it will cover this position by segregating cash or other liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established. If a Portfolio holds a long position in a futures contract, it will designate as segregated cash or other liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit). Alternatively, the Portfolio could cover its long position with an offset position such as by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.

     Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Portfolio has insufficient cash, it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Portfolio's ability to hedge its portfolio effectively.

     In the event of the bankruptcy of a broker through which the Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by the Adviser.

     There are risks inherent in the use of futures contracts and options transactions for the purpose of hedging the Portfolio's securities. One such risk that may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Portfolio's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Portfolio seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

     Successful use of futures contracts is also subject to the ability of an Adviser to forecast movements in the direction of the market and interest rates and other factors affecting equity securities and currencies generally. In addition, there may exist an imperfect correlation between the price movements of futures contracts purchased by the Portfolio and the movements in the prices of the securities that are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Adviser may still not result in a successful hedging transaction.

     Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Portfolio notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying U.S. Government securities.

     OPTIONS ON CURRENCIES. Instead of purchasing or selling futures, options on futures or forward currency exchange contracts, each of the International Equity, Intermediate-Term Bond, Total Return Bond and International Bond Portfolios may attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in over-the-counter markets or by writing put options or covered call options on currencies. A put option gives the Portfolio the right to sell a currency at the exercise price until the option expires. A call option gives the Portfolio the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency.

     RISKS OF OPTIONS ON FOREIGN CURRENCIES. Because there are two currencies involved, developments in either or both countries affect the values of options on foreign currencies. Risks include government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

     FOREIGN CURRENCY FORWARD CONTRACTS. Each of the International Equity, Intermediate-Term Bond, Total Return Bond and International Bond Portfolios may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. A Portfolio may enter into such contracts on a spot, I.E., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

     A Portfolio's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Portfolio generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Portfolio expenses. Position hedging is (1) the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a substantial correlation to the value of that currency (cross-hedge) or (2) the purchase of a foreign currency when the Adviser believes that the U.S. dollar may decline against that foreign currency. Although there are no limits on the number of forward contracts that a Portfolio may enter into, it may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any purchase or sale of foreign currency) of the securities being hedged.

     The precise matching of forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. A Portfolio does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. A Portfolio does not intend to enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities holdings or other assets denominated in that currency.

     The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver, then it would be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

     If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio would incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     A Portfolio's dealing in foreign currency forward contracts will generally be limited to the transactions described above. Of course, a Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities. Also this method of protecting the value of a Portfolio's securities holdings against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities that are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

     Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

     An Adviser may use foreign currency hedging techniques, including cross-currency hedges, to attempt to protect against declines in the U.S. dollar value of income available for distribution to shareholders and declines in the net asset value of a Portfolio's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a position hedge involving a foreign currency forward contract to (1) sell the currency in which the position being hedged is denominated, or a currency bearing a substantial correlation to the value of such currency, or (2) purchase either the U.S. dollar or a foreign currency expected to perform better than the currency being sold. Position hedges may, therefore, provide protection of net asset value in the event of a general rise in the U.S. dollar against foreign currencies. However, a cross-currency hedge cannot protect against exchange rates perfectly, and if the Adviser is incorrect in its judgment of future exchange rate relationships, the Portfolio could be in a less advantageous position than if such a hedge had not been established.

     INDEXED COMMERCIAL PAPER. Each of the International Equity, Intermediate-Term Bond, Total Return Bond and International Bond Portfolios may invest in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Portfolio will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. With respect to its investments in this type of commercial paper, a Portfolio will segregate cash or other liquid assets having a value at least equal to the aggregate principal amount of outstanding commercial paper of this type. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Portfolio to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.

     LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS AND OPTIONS ON STOCK INDEXES, FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES. A Portfolio may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Portfolio is obligated as a writer. A Portfolio will write put options on foreign currencies and futures contracts on foreign currencies for bona fide hedging purposes only if there is segregated with its custodian an amount of cash or other liquid assets equal to or greater than the aggregate exercise price of the puts. In addition, the Portfolio may use futures contracts or related options for non-hedging or speculative purposes to the extent that aggregate initial margin and option premiums do not exceed 5% of the market value of the Portfolio's assets. A Portfolio does not intend to purchase options on equity securities or securities indexes if the aggregate premiums paid for such outstanding options would exceed 10% of the Portfolio's total assets.

     Except as described below, a Portfolio will write call options on indexes only if it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Portfolio writes a call option on a broadly-based stock market index, the Portfolio will segregate with its custodian, or pledge to a broker as collateral for the option, cash or other liquid assets or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

     If a Portfolio has written an option on an industry or market segment index, it will segregate with its custodian or pledge to a broker as collateral for the option, at least ten "qualified securities," which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks that represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.

     If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when a Portfolio writes a call on an index that is in-the-money at the time the call is written, the Portfolio will segregate with its custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security that is listed on a national securities exchange or listed on Nasdaq against which a Portfolio has not written a stock call option and that has not been hedged by the Portfolio by the sale of stock index futures. However, if the Portfolio holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is segregated by the Portfolio in cash or other liquid assets with its custodian, it will not be subject to the requirements described in this paragraph.

     A Portfolio may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Portfolio is subject or to which the Portfolio expects to be subject in connection with future purchases. A Portfolio may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Portfolio. A Portfolio may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Portfolio's securities holdings alone.

OTHER INVESTMENT STRATEGIES

     LENDING OF SECURITIES. Consistent with applicable regulatory requirements, each of the Mortgage Backed Securities, Intermediate-Term Bond, Total Return Bond and International Bond Portfolios may lend portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by a Portfolio, and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay a Portfolio an amount equivalent to any dividend or interest paid on such securities and the Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that a Portfolio continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral that will be invested in short-term obligations.

     A loan may be terminated by the borrower or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and a Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by an Adviser to be creditworthy pursuant to procedures approved by the Board of Trustees of the Trust (the Board) and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to a Portfolio. Any gain or loss in the market price during the loan period would inure to a Portfolio.

     Since voting or consent rights that accompany loaned securities pass to the borrower, a Portfolio will follow the policy of calling the loaned securities, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on a Portfolio's investment in such loaned securities. A Portfolio may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. Each Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to a Portfolio at the time of entering into the transaction. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While a Portfolio may only purchase securities on a when-issued, delayed-delivery or forward commitment basis with the intention of acquiring the securities, a Portfolio may sell the securities before the settlement date, if it is deemed advisable. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, a Portfolio will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of a Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. A Portfolio will also segregate with a Portfolio's custodian bank cash or other liquid assets equal in value to commitments for such when-issued or delayed-delivery securities; subject to this requirement, a Portfolio may purchase securities on such basis without limit. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued or delayed-delivery basis may increase the volatility of a Portfolio's net asset value. Subject to the segregation requirement, a Portfolio may purchase securities without limit. The Advisers do not believe that a Portfolio's net asset value or income will be adversely affected by a Portfolio's purchase of securities on such basis.

     One form of when-issued or delayed-delivery security that the Mortgage Backed Securities Portfolio may purchase is a "to be announced" mortgage-backed security. A "to be announced" mortgage-backed security transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.

     SHORT SALES. Each of the Total Return Bond, Intermediate-Term Bond and Mortgage Backed Securities Portfolios may sell a security it does not own in anticipation of a decline in the market value of that security (I.E., make short sales). Generally, to complete the transaction, a Portfolio will borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, the Portfolio may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Portfolio replaces the borrowed security, it will (1) segregate with its custodian cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (2) otherwise cover its short position.

     A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale. No more than 25% of a Portfolio's net assets will be, when added together: (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (2) segregated in connection with short sales.

     These Portfolios may also make short sales against-the-box. A short sale against-the-box is a short sale in which a Portfolio owns an equal amount of the securities it has sold short or securities convertible into or exchangeable for, with or without payment of any further consideration, such securities; provided that if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated for an equal amount of the securities of the same issuer as the securities sold short.

     BORROWING. Each of the Mortgage Backed Securities, Intermediate-Term Bond, Total Return Bond and International Bond Portfolios may borrow from banks or through dollar rolls or reverse repurchase agreements an amount equal to no more than 331/3% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes, for the clearance of transactions or to take advantage of investment opportunities. A Portfolio may pledge up to 331/3% of its total assets to secure these borrowings.

     The other Portfolios may each borrow from banks or through dollar rolls or reverse repurchase agreements an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, or for the clearance of transactions. Each of these Portfolios may pledge up to 20% of its total assets to secure these borrowings.

     If a Portfolio borrows to invest in securities, or if a Portfolio purchases securities at a time when borrowings exceed 5% of its total assets, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to a Portfolio, the net asset value of the Portfolio's shares will decrease faster than would otherwise be the case. This may be a speculative characteristic known as "leverage." See "Reverse Repurchase Agreements and Dollar Rolls" above. Except for the International Bond, Total Return Bond, Intermediate-Term Bond and Mortgage Backed Securities Portfolios, no Portfolio will purchase securities if its borrowings exceed 5% of its total assets.

     If any Portfolio's asset coverage for borrowings falls below 300%, such Portfolio will take prompt action (within 3 days) to reduce its borrowings even though it may be disadvantageous from an investment standpoint to sell securities at that time.

SEGREGATED ASSETS

     When a Portfolio is required to segregate assets in connection with certain portfolio transactions, it will designate cash or liquid assets as segregated with the Trust's custodian. The Bank of New York (BNY) will earmark such assets as segregated on the Adviser's records. "Liquid assets" mean cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions, marked-to-market daily. These include forward contracts, when-issued and delayed-delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities.

TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

     When conditions dictate a temporary defensive strategy or pending investment of proceeds from sales of the Portfolios' shares, each Portfolio, except the U.S. Government Money Market Portfolio, may invest without limit in money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its instrumentalities and its agencies. Commercial paper will be rated, at the time of purchase, at least A-2 by S&P or Prime-2 by Moody's, or the equivalent by another NRSRO or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least A or A-2 by S&P or A or Prime-2 by Moody's or the equivalent by another NRSRO. The International Bond Portfolio will only invest in commercial paper rated at least A-1 by S&P or Prime-1 by Moody's or the equivalent by another NRSRO. In addition, each of the Large Cap Value and Small Cap Value Portfolios may invest without limit in corporate and other debt obligations and the Large Cap Growth Portfolio may invest without limit in repurchase agreements when an Adviser believes that a temporary defensive position is appropriate.

PORTFOLIO TURNOVER


     A Portfolio's turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. High portfolio turnover (100% or more) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by each Portfolio. See "Brokerage Allocation and Other Practices." In addition, high portfolio turnover may result in increased short-term capital gains, which when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends, and Distributions." During the fiscal year ended December 31, 2003, the portfolio turnover rate for each of the Small Cap Growth, International Bond, Total Return Bond, Intermediate-Term Bond and Mortgage Backed Securities Portfolios exceeded 100%. The high portfolio turnover rate for the Small Cap Growth Portfolio was primarily attributable to extreme equity market volatility, resulting in increased trading activity to meet the Portfolio's investment parameters. The International Bond Portfolio's high turnover rate was primarily attributable to dollar rolls. The high portfolio turnover rates for the Total Return Bond and Intermediate-Term Bond Portfolios are primarily attributable to investments in mortgage-backed "to-be-announced" securities (TBAs), which allowed the Portfolios to maintain exposure to a pool of mortgage-backed securities before those securities were issued. The Mortgage Backed Securities Portfolio's high portfolio turnover rate was primarily attributable to increased volatility in the mortgage-backed securities market and increasing prepayments, both of which caused the Portfolio to be repositioned more frequently.

                             INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities. The term "majority of the Portfolio's outstanding voting securities" for this purpose means the vote of the lesser of (i) 67% or more of the voting shares of the Portfolio represented at a meeting at which more than 50% of the outstanding voting shares of the Portfolio are present in person or represented by proxy, or (ii) more than 50% of outstanding voting shares of the Portfolio.

FUNDAMENTAL INVESTMENT RESTRICTIONS

(LARGE CAP GROWTH, LARGE CAP VALUE, SMALL CAP GROWTH, SMALL CAP VALUE, INTERNATIONAL EQUITY, MORTGAGE BACKED SECURITIES AND U.S. GOVERNMENT MONEY MARKET PORTFOLIOS)

     A Portfolio may not:

     1. Purchase securities on margin (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Portfolio of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

     2. Make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the Portfolio's net assets would be (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (2) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this imitation.

     3. Issue senior securities, borrow money or pledge its assets, except that the Portfolio may borrow from banks or through dollar rolls or reverse repurchase agreements up to 331/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, to take advantage of investment opportunities or for the clearance of transactions and may pledge its assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Trust to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security subject to this restriction.

     4. Purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the Portfolio's total assets (determined at the time of investment) would then be invested in securities of a single issuer, except as permitted by Section 5(b)(1) of the 1940 Act or any successor provision on the requirements applicable to diversified investment companies.

     5. Purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result 25% or more of the Portfolio's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

     6. Buy or sell real estate or interests in real estate, except that the Portfolio may purchase and sell mortgaged-backed securities, securities collateralized by mortgages, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts.

     7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. Each Portfolio may purchase restricted securities without limit.

     8.   Make investments for the purpose of exercising control or management.

     9. Make loans, except through (1) repurchase agreements and (2) loans of portfolio securities limited to 331/3% of the value of the Portfolio's total assets. For purposes of this limitation on securities lending, the value of a Portfolio's total assets includes the collateral received in the transactions.

     10. Purchase more than 10% of all outstanding voting securities of any one issuer.

(INTERNATIONAL BOND, INTERMEDIATE-TERM BOND AND TOTAL RETURN BOND PORTFOLIOS
ONLY)

     A Portfolio may not:

     1. Purchase the securities of any issuer if, as a result, the Portfolio would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Portfolio may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions"). (Intermediate-Term Bond and Total Return Bond Portfolios only)

     2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Portfolio to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

     3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Portfolio may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     4. Buy or sell physical commodities or contracts involving physical commodities. The Portfolios may purchase and sell (i) derivative, hedging and similar instruments such as financial futures and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Portfolios may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Portfolio's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

     5. Purchase any security if as a result 25% or more of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Portfolio may purchase restricted securities without limit.

     A Portfolio may make loans, including loans of assets of the Portfolio, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Portfolio's investment objective.


     For purposes of Investment Restriction 1, each Portfolio will currently not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Portfolio's total assets, (i) more than 5% of the Portfolio total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Portfolio would own more than 10% of the outstanding voting securities of any single issuer.

     For purposes of Investment Restriction 2, under the 1940 Act, the Portfolio can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the Portfolio must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

     For purposes of Investment Restriction 5, the Portfolios rely on The North American Industry Classification System published by the Bureau of Economic classification. The Portfolios' reliance on this classification system is not a fundamental policy of the Portfolios and, therefore, can be changed with Shareholder approval.


     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Portfolio's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretation and exemptions.

     The Trust will provide 60 days' prior written notice to shareholders of a change in any Portfolio's non-fundamental policy of investing a certain percentage of its "investable assets" (that is, net assets plus borrowings for investment purposes) in the type of investments suggested by the Portfolio's name.


     As a non-fundamental operating policy, a Portfolio may not invest in the securities of other investment companies, except that (a) subject to certain restrictions, each Portfolio may purchase securities of other investment companies in the open market involving customary brokerage commissions as described above under "Description of the Portfolios, their Investments and Risks Investment Company Securities" and (b) pursuant to an SEC exemptive order, each Portfolio may invest up to 25% of its total assets in shares of an affiliated mutual fund. (Currently, under the Investment Company Act of 1940, the Portfolio may invest in securities of other investment companies subject to the following limitations: the Portfolio may hold not more than 3% of the outstanding voting securities of any one investment company, may not invest more than 5% of its total assets in any one investment company and may not invest more than 10% of its total assets in securities of one or more investment companies.) The Portfolios may invest up to 25% of their assets in shares of an affiliated mutual fund.


     As a non-fundamental operating policy, a Portfolio may not make investments for the purpose of exercising control or management.

                             MANAGEMENT OF THE TRUST

     Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust, as defined in the 1940 Act, are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees." "Fund Complex" consists the Trust and any other investment companies managed by PI.

                              INDEPENDENT TRUSTEES


                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                       FUND
                                         TERM OF(2)                                  COMPLEX+
                             POSITION(S) OFFICE AND                                  CURRENTLY
                              HELD WITH   LENGTH OF     PRINCIPAL OCCUPATION(S)     OVERSEEN BY       OTHER DIRECTORSHIPS(3)
NAME, ADDRESS(1) AND AGE     EACH TRUST  TIME SERVED    DURING PAST FIVE YEARS        TRUSTEE            HELD BY TRUSTEE
---------------------------- ----------- ----------- ----------------------------- ------------- -----------------------------------
David E. A. Carson (69)      Trustee     Since 2003  Director (January 2000 to May      90       Director of United Illuminating
                                                     2000), Chairman (January 1999               and UIL Holdings, (Utility
                                                     to December 1999), Chairman                 company) since 1993.
                                                     and Chief Executive Officer
                                                     (January 1998 to December
                                                     1998) and President, Chairman
                                                     and Chief Executive Officer
                                                     of People's Bank (1983-1997).

Robert E. La Blanc (70)      Trustee     Since 1999  President (since 1981) of          98       Director of Storage Technology
                                                     Robert E. La Blanc                          Corporation (technology) (since
                                                     Associates, Inc.                            1979), Chartered Semiconductor
                                                     (telecommunications);                       Manufacturing, Ltd. (Singapore)
                                                     formerly General Partner at                 (since 1998), Titan Corporation
                                                     Salomon Brothers and Vice-                  (electronics, since 1995),
                                                     Chairman of Continental                     Computer Associates
                                                     Telecom. Trustee of Manhattan               International, Inc. (since
                                                     College.                                    2002) (software company);
                                                                                                 Director (since 1999) of The
                                                                                                 High Yield Plus Fund, Inc.

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                       FUND
                                         TERM OF(2)                                  COMPLEX+
                             POSITION(S) OFFICE AND                                  CURRENTLY
                              HELD WITH   LENGTH OF     PRINCIPAL OCCUPATION(S)     OVERSEEN BY       OTHER DIRECTORSHIPS(3)
NAME, ADDRESS(1) AND AGE     EACH TRUST  TIME SERVED    DURING PAST FIVE YEARS        TRUSTEE            HELD BY TRUSTEE
---------------------------- ----------- ----------- ----------------------------- ------------- -----------------------------------
Douglas H. McCorkindale (64) Trustee     Since 1996  Chairman (since February           91       Director of Gannett Co., Inc.,
                                                     2001), Chief Executive                      Director of Continental
                                                     Officer (since June 2000) and               Airlines, Inc., (since May
                                                     President (since September                  1993), Director of Lockheed
                                                     1997) of Gannett Co. Inc.                   Martin Corp. (aerospace and
                                                     (publishing and media);                     defense) (since May 2001);
                                                     formerly Vice Chairman (March               Director of The High Yield Plus
                                                     1984-May 2000) of Gannett Co.               Fund, Inc. (since 1996).
                                                     Inc.

Richard A. Redeker (60)      Trustee     Since 2003  Formerly Management                92       None
                                                     Consultant of Invesmart, Inc
                                                     (August 2001-October 2001);
                                                     formerly employee of
                                                     Prudential Investments
                                                     (October 1996-December 1998).

Robin B. Smith (64)          Trustee     Since 2003  Chairman of the Board (since       97       Director of BellSouth
                                                     January 2003) of Publishers                 Corporation (since 1992).
                                                     Clearing House (direct
                                                     marketing), formerly
                                                     Chairman and Chief Executive
                                                     Officer (August 1996-January
                                                     2003) of Publishers Clearing
                                                     House.

Stephen Stoneburn (60)       Trustee     Since 1999  President and Chief                95       None
                                                     Executive Officer (since
                                                     June 1996) of Quadrant Media
                                                     Corp. (a publishing
                                                     company); formerly President
                                                     (June 1995-June 1996) of
                                                     Argus Integrated Media,
                                                     Inc.; Senior Vice President
                                                     and Managing Director
                                                     (January 1993-1995) of
                                                     Cowles Business Media and
                                                     Senior Vice President of
                                                     Fairchild Publications, Inc.
                                                     (1975-1989).

Clay T. Whitehead (65)       Trustee     Since 1999  President (since 1983) of          96       Director (since 2000) of The
                                                     National Exchange Inc. (new                 High Yield Plus Fund, Inc.
                                                     business development firm).

                             INTERESTED TRUSTEES(4)



                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                       FUND
                                         TERM OF(2)                                  COMPLEX
                             POSITION(S) OFFICE AND                                  CURRENTLY
                              HELD WITH   LENGTH OF     PRINCIPAL OCCUPATION(S)     OVERSEEN BY       OTHER DIRECTORSHIPS(3)
NAME, ADDRESS(1) AND AGE     EACH TRUST  TIME SERVED    DURING PAST FIVE YEARS        TRUSTEE            HELD BY TRUSTEE
---------------------------- ----------- ----------- ----------------------------- ------------- -----------------------------------
Judy A. Rice (56)+           President   Since 2003  President, Chief Executive          95      None
                             and Trustee Since 2000  Officer, Chief Operating
                                                     Officer and
                                                     Officer-in-Charge (since
                                                     2003) of PI; Director,
                                                     Officer-in-Charge,
                                                     President, Chief Executive
                                                     Officer and Chief Operating
                                                     Officer (since May 2003) of
                                                     American Skandia Advisory
                                                     Services, Inc. and American
                                                     Skandia Investment
                                                     Services, Inc.; Director,
                                                     Officer-in-Charge,
                                                     President, Chief Executive
                                                     Officer (since May 2003) of
                                                     American Skandia Fund
                                                     Services, Inc.; Vice
                                                     President (since February
                                                     1999) of Prudential
                                                     Investment Management
                                                     Services LLC (PIMS),
                                                     President, Chief Executive
                                                     Officer and
                                                     Officer-in-Charge (since
                                                     April 2003) of Prudential
                                                     Mutual Fund Services LLC
                                                     (PMFS); formerly various
                                                     positions to Senior Vice
                                                     President (1992-1999) of
                                                     Prudential Securities; and
                                                     various positions to
                                                     Managing Director (1975-
                                                     1992) of Salomon Smith
                                                     Barney; Member of Board of
                                                     Governors of the Money
                                                     Management Institute.

Robert F. Gunia (57)+        Vice        Since 1999  Chief Administrative Officer       179      Vice President and Director
                             President               (since June 1999) of PI;                    (since May 1989) and Treasurer
                             and Trustee             Executive Vice President and                (since 1999) of The Asia
                                                     Treasurer (since January                    Pacific Fund, Inc.
                                                     1996) of PI; President
                                                     (since April 1999) of
                                                     Prudential Investment
                                                     Management Securities LLC
                                                     (PIMS); Corporate Vice
                                                     President (since September
                                                     1997) of The Prudential
                                                     Insurance Company of
                                                     America; Director, Executive
                                                     Vice President and Chief
                                                     Administrative Officer
                                                     (since May 2003) of American
                                                     Skandia Investment Services,
                                                     Inc.; American Skandia
                                                     Advisory Services, Inc.;
                                                     American Skandia Fund
                                                     Services, Inc.; Executive
                                                     Vice President (since March
                                                     1999)  and Treasurer (since
                                                     May 2000) of PMFS formerly
                                                     Senior Vice President (March
                                                     1987-May 1999) of Prudential
                                                     Securities.

     Information pertaining to Officers of the Trust who are not also Trustees is set forth below.

                                    OFFICERS



                                                        TERM OF
                                                       OFFICE(2)
                                                       AND LENGTH
                                 POSITION(S) WITH        OF TIME                  PRINCIPAL OCCUPATIONS
NAME, ADDRESS(1) AND AGE             THE TRUST           SERVED                   DURING PAST FIVE YEARS
-----------------------------   -------------------   ------------    ----------------------------------------------
Lori E. Bostrom (41)            Secretary             Since 2002      Vice President and Corporate Counsel (since
                                                                      October 2002) of Prudential: Vice President
                                                                      and Assistant Secretary (since May 2003) of
                                                                      American Skandia Investment Services, Inc.;
                                                                      formerly, various positions to Senior Counsel
                                                                      of The Guardian Life Insurance Company of
                                                                      America (February 1996-October 2002).

Marguerite E.H. Morrison (47)   Chief Legal Officer   Since 2003      Vice President and Chief Legal Officer--Mutual
                                and Assistant         Since 2002      Funds and Unit Investment Trusts (since August
                                Secretary                             2000) of Prudential; Senior Vice President and
                                                                      Secretary (since April 2003) of PI; Senior Vice
                                                                      President and Secretary (since May 2003) of
                                                                      American Skandia Investment Services, Inc.,
                                                                      American Skandia Advisory Services, Inc. and
                                                                      American Skandia Fund Services, Inc.; Vice
                                                                      President and Assistant Secretary of PIMS
                                                                      (since October 2001); previously Senior Vice
                                                                      President and Assistant Secretary (February
                                                                      2001-April 2003) of PI, Vice President and
                                                                      Associate General Counsel (December
                                                                      1996-February 2001) of PI.

Maryanne Ryan (39)              Anti-Money            Since 2002      Vice President, Prudential (since November
                                Laundering                            1998); First Vice President, Prudential
                                Compliance Officer                    Securities (March 1997-May 1998); Anti-Money
                                                                      Laundering Compliance Officer (since May 2003)
                                                                      of American Skandia Investment Services, Inc.,
                                                                      American Skandia Advisory Services, Inc. and
                                                                      American Skandia Marketing, Inc.

Grace C. Torres (44)            Treasurer and         Since 1998      Senior Vice President (since January 2000) of
                                Principal Financial                   PI; Senior Vice President and Assistant
                                and Accounting                        Treasurer (since May 2003) of American Skandia
                                Officer                               Investment Services, Inc. and American Skandia
                                                                      Advisory Services, Inc.; formerly First Vice
                                                                      President (December 1996-January 2000) of PI
                                                                      and First Vice President (March 1993-May 1999)
                                                                      of Prudential Securities.


----------

(1) Unless otherwise noted, the address of the Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

(2) There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Trustee and/or Officer.

(3) This column includes only directorships of companies required to report to the Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

(4) "Interested" Trustee, as defined in the 1940 Act, by reason of employment with the Manager, an Adviser or the Distributor.

+ The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.

     The Trust has Trustees who, in addition to overseeing the actions of the Portfolios' Manager, Advisers and Distributor, decide upon matters of general policy, in accordance with the laws of the State of Delaware and the Investment Company Act. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Advisers" and "Principal Underwriter and Distributor," the Trustees also review the actions of the Trust's Officers, who conduct and supervise the daily business operations of the Portfolios. Pursuant to the Trust's Agreement and Declaration of Trust, the Board may contract for advisory and management services for the Trust or for any of its series (or class thereof). Any such contract may permit the Manager to delegate certain or all of its duties under such contracts to qualified investment advisers and administrators.


     Trustees and Officers of the Trust are also trustees, directors and officers of some or all of the other investment companies advised by the Trust's Manager and distributed by PIMS.

     Pursuant to the Management Agreement with the Trust, the Manager pays all compensation of Officers and employees of the Trust as well as the fees and expenses of all the Interested Trustees.

                            STANDING BOARD COMMITTEES

     The Board has established three standing committees in connection with the governance of the Trust--Audit and Nominating.

     The Audit Committee consists of all of Messrs. Carson (Chair), Stoneburn and Whitehead. The responsibilities of the Audit Committee are to assist the Board in overseeing the Trust's independent auditors, accounting policies and procedures, and other areas relating to the Trust's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent auditors directly to the Trust. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent auditors to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Trust, provided that the engagement of the independent auditors relates directly to the operation and financial reporting of the Trust. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent accountants' responsibility to plan and carry out an audit in accordance with generally accepted auditing standards. The Audit Committee met seven times during the fiscal year ended December 31, 2003.

     The Nominating Committee consists of Messrs. Redeker (Chair), McCorkindale and Carson. This Committee interviews and recommends to the Board persons to be nominated for election as Trustees by the Trust's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Trustees. The Nominating Committee also reviews the independence of Trustees currently serving on the Board and recommends to the Board Independent Trustees to be selected for membership on Board Committees. The Nominating Committee reviews each Trustee's investment in the Trust, matters relating to Trustee compensation and expenses and compliance with the Trust's retirement policy. The Nominating Committee met three times during the fiscal year ended December 31, 2003.

     The Valuation Committee consists of at least two Board members or an officer of the Trust and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of the Fund's portfolio securities and other assets and meets on an as needed basis. The Valuation Committee did not meet during the fiscal year ended December 31, 2003. For more information about the Valuation Committee, see "Net Asset Value" below.

     In addition to the three standing Committees of the Trust, the Board has also approved Trustee participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Prudential mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board. Mr. La Blanc and Ms. Smith serve on the Executive Committee. Independent Trustees from other funds in the Prudential mutual fund complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Trustees and fund management on issues that affect more than one fund; serving as a liaison between the boards of directors/trustees of funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Trustees.

                                  COMPENSATION

     The Trust pays each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Trustee may change as a result of the introduction of additional funds upon whose Boards the Trustees may be asked to serve.

     Independent Trustees may defer receipt of their Trustees' fees pursuant to a deferred fee agreement with the Trust. Under the terms of such agreement, the Trust accrues daily deferred Trustees fees which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Trustee. The Trust's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Trust.

     The Trust has no retirement or pension plan for its Trustees.

     The following table sets forth the aggregate compensation paid by the Trust for the fiscal year ended December 31, 2003 to the Independent Trustees. The table also shows aggregate compensation paid to those Trustees for service on the Trust's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2003.

                               COMPENSATION TABLE



                                                                                               TOTAL 2003
                                                     PENSION OR                             COMPENSATION FROM
                                  AGGREGATE      RETIREMENT BENEFITS       ESTIMATED         TRUSTS AND FUND
NAME OF INDEPENDENT             COMPENSATION     ACCRUED AS PART OF     ANNUAL BENEFITS          COMPLEX
TRUSTEE(1)                     FROM THE TRUST      TRUST EXPENSES       UPON RETIREMENT      PAID TO TRUSTEE
---------------------------    --------------    -------------------    ---------------    --------------------
David E.A. Carson(4)              $   7,148             None                 None          $   89,500(37/90)(3)
Saul K. Fenster, Ph.D.(5)          $   8,905             None                 None          $  174,300(05/81)(3)
Robert E. La Blanc                $  16,069             None                 None          $  195,800(42/98)(3)
Douglas H. McCorkindale(2)(4)     $  15,760             None                 None          $  159,800(38/91)(3)
W. Scott McDonald, Jr.(2)         $   9,721             None                 None          $  187,800(05/81)(3)
Thomas T. Mooney(2)               $   8,700             None                 None          $  224,300(06/81)(3)
Stephen P. Munn(4)                $   6,150             None                 None          $  166,300(42/98)(3)
Richard A. Redeker(4)             $   7,186             None                 None          $  169,800(38/92)(3)
Robin B. Smith(2)                 $   7,164             None                 None          $  173,500(41/97)(3)
Stephen D. Stoneburn              $  16,973             None                 None          $  181,300(40/95)(3)
Clay T. Whitehead                 $  16,080             None                 None          $  223,300(41/96)(3)


----------
(1) Interested Trustees and Officers do not receive any compensation from the Trusts or the Fund Complex.

(2) Although the last column shows the total amount paid to Trustees from the Fund Complex during the calendar year ended December 31, 2003, such compensation was deferred at the election of Mr. McCorkindale, Mr. McDonald, Mr. Mooney and Ms. Smith, in total or in part, under the Trust's deferred fee agreements. Including accrued interest and the selected Prudential Fund's rate of return on amounts deferred through December 31, 2003, the total amount of compensation for the year amounted to $274,573 for Mr. McCorkindale, $206,230 for McDonald, $291,363 for Mr. Mooney and $388,622 for Ms. Smith.

(3) Indicates number of funds/portfolios in Fund Complex (including the Trust) to which aggregate compensation relates. At December 31, 2003, the Fund Complex consisted of 179 portfolios and 48 funds.

(4) Messrs. Carson, McCorkindale, Munn and Redeker were elected as Trustees at a meeting on July 2, 2003. Effective November 30, 2003, Mr. Munn ceased to be a Trustee of the Trust.

(5) Effective July 2, 2003, Mr. Fenster ceased being a trustee of the Trust.

     Interested Trustees do not receive compensation from the Trust or any fund in the Fund Complex and therefore are not shown in the compensation table.

     The following tables set forth the dollar range of equity securities in the Trust beneficially owned by a Trustee, and, on an aggregate basis, in all registered investment companies overseen by a Trustee in the Fund Complex as of December 31, 2003.

                          TRUSTEE SHARE OWNERSHIP TABLE

                              INDEPENDENT TRUSTEES

                                                                         AGGREGATE DOLLAR RANGE
                                                                          OF SECURITIES IN ALL
                                                                          REGISTERED INVESTMENT
                                                                         COMPANIES OVERSEEN BY
                                              DOLLAR RANGE OF               TRUSTEE IN FAMILY
NAME OF TRUSTEE                           SECURITIES IN EACH FUND        OF INVESTMENT COMPANIES
David E. A. Carson                                  None                          None
Robert E. La Blanc                                  None                      Over $100,000
Douglas H. McCorkindale                             None                      Over $100,000
Richard A. Redeker                                  None                      Over $100,000
Robin B. Smith                                      None                      Over $100,000
Stephen Stoneburn                                   None                      Over $100,000
Clay T. Whitehead                                   None                      Over $100,000

                               INTERESTED TRUSTEES

                                                                         AGGREGATE DOLLAR RANGE
                                                                          OF SECURITIES IN ALL
                                                                          REGISTERED INVESTMENT
                                                                         COMPANIES OVERSEEN BY
                                              DOLLAR RANGE OF               TRUSTEE IN FAMILY
NAME OF TRUSTEE                           SECURITIES IN EACH FUND        OF INVESTMENT COMPANIES
Judy A. Rice                                        None                      Over $100,000
Robert F. Gunia                                     None                      Over $100,000

     None of the Independent Trustees, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of a Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Fund as of December 31, 2003.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As of April 9, 2004, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of the Portfolios.

     As of April 9, 2004, the owners, directly or indirectly, of more than 5% of the outstanding shares of beneficial interest of any Portfolio were as follows:


                                                           Number of Shares
Name             Address                  Portfolio        (% of Portfolio)
Docent Inc.      244 Charleston Road      U.S. Government  4,864,120/5.2%
C/O Steve Lance  Mountain View, CA 94043  Market


     As of April 9, 2004, Wachovia Securities LLC (Wachovia Securities) was record holder for other beneficial owners of the following shares of beneficial interest outstanding and entitled to vote in each Portfolio:



                                                  NUMBER OF
               PORTFOLIO                           SHARES           PERCENTAGE
               ---------                          ---------         ----------
               Large Cap Growth                   23,204,831            99.7%
               Large Cap Value                    23,033,501            99.8%
               Small Cap Growth                   15,433,254            99.8%
               Small Cap Value                    10,281,782            93.9%
               International Equity               17,515,391            99.2%
               International Bond                  5,066,415            99.8%
               Intermediate-Term Bond             31,831,132            99.9%
               Total Return Bond                  15,102,928            96.2%
               Mortgage Backed Securities         10,480,949            99.8%
               U.S. Government Money Market       92,418,288            94.8%


     In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy materials to beneficial owners for which it is the recordholder.

                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGER AND ADVISERS

     The Manager of the Trust is Prudential Investments LLC (PI or the Manager), located at Gateway Center Three, 100 Mulberry Street, New Jersey 07102. PI serves as manager to all of the other investment companies that, together with the Trust, comprise the Prudential mutual funds. See "How the Trust is Managed--Manager" in the Prospectus. As of December 31, 2003, PI managed and/or administered open-end and closed-end management investment companies with assets of approximately $108.6 billion.

     PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund Services LLC (PMFS), an affiliate of PI, serves as the transfer agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administrative services to qualified plans.

     Pursuant to the Management Agreement with the Trust (the Management Agreement), PI, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Trust's Portfolios, including the purchase, retention, disposition and loan of securities. In connection therewith, PI is obligated to keep certain books and records of the Trust. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust and each Portfolio thereof. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

     The Manager will review the performance of all Advisers, and make recommendations to the Trustees with respect to the retention and renewal of contracts. PI also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by Bank of New York, the Trust's custodian, and PMFS, the Trust's transfer and dividend disbursing agent. The management services of PI for the Trust are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

     The following table sets forth the annual management fee rates currently paid by each Portfolio to PI pursuant to the Management Agreement, and the amount of such fees retained by PI, each expressed as a percentage of the Portfolio's average daily net assets:

                                                     TOTAL          AMOUNT RETAINED
               PORTFOLIO                        MANAGEMENT FEE        BY MANAGER
               ---------                        --------------      ---------------
               Large Cap Growth                       0.60%                0.30%
               Large Cap Value                        0.60%                0.30%
               Small Cap Growth                       0.60%                0.10%
               Small Cap Value                        0.60%                0.20%
               International Equity                   0.70%                0.30%
               International Bond                     0.50%                0.20%
               Total Return Bond                      0.45%                0.20%
               Intermediate-Term Bond                 0.45%                0.20%
               Mortgage Backed Securities             0.45%                0.20%
               U.S. Government Money Market           0.25%               0.125%

     The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Trust (including the fees of PI, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Trust's shares are qualified for offer and sale, the compensation due to PI will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PI will be paid by PI to the Trust. No jurisdiction currently limits the Trust's expenses.

     In connection with its management of the business affairs of the Trust, PI bears the following expenses:

      (1) the salaries and expenses of all of its and the Trust's personnel except the fees and expenses of Trustees who are not affiliated persons of PI or the Advisers;

      (2) all expenses incurred by PI in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust as described below; and

      (3) the fees, costs and expenses payable to each Adviser pursuant to the subadvisory agreements between PI and each Adviser (each a Subadvisory Agreement).

     Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses: (1) the fees payable to the Manager, (2) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust's Advisers, (3) the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares, (4) the charges and expenses of legal counsel and independent auditors for the Trust, (5) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (6) all taxes and corporate fees payable by the Trust to governmental agencies, (7) the fees of any trade associations of which the Trust may be a member, (8) the cost of share certificates representing shares of the Trust, (9) the cost of fidelity and liability insurance, (10) certain organization expenses of the Trust and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the Commission including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (11) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (12) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.

     The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act As discussed in the Prospectus, PI employs each Adviser under a "manager-of-managers" structure that allows PI to replace the Adviser or amend the Advisory Agreement without seeking shareholder approval.

     For the fiscal years ended December 31, 2003, 2002 and 2001, PI received the following management fees:

                                                               MANAGEMENT FEE PAID
                                                     ------------------------------------------
                                                                       AMOUNT
                                                     ------------------------------------------
               PORTFOLIO                                 2003           2002           2001
               ---------                             ------------   ------------   ------------
               Large Cap Growth                      $  1,745,909   $  1,783,134   $  2,384,950
               Large Cap Value                          1,521,918      1,518,576      1,654,641
               Small Cap Growth                           699,792        733,795        939,922
               Small Cap Value                            966,152      1,007,667        969,978
               International Equity                     1,074,042      1,051,745      1,330,740
               International Bond                         164,959        110,110         96,174
               Total Return Bond                          683,996        552,997        408,140
               Intermediate-Term Bond                   1,545,597      1,161,325        751,675
               Mortgage Backed Securities                 515,368        427,020        313,951
               U.S. Government Money Market               287,077        321,374        331,758

     As noted in the Prospectus, subject to the supervision and direction of the Manager and, ultimately, the Board, pursuant to a Subadvisory Agreement, each Adviser manages the securities held by the portion of the Portfolio it serves in accordance with the Portfolio's stated investment objectives and policies, makes investment decisions for the portion of the Portfolio and places orders to purchase and sell securities on behalf of the portion of the Portfolio it manages. In connection therewith, the Advisers are obligated to keep certain books and records of the Trust.

     Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. Each Subadvisory Agreement may be terminated by the Trust, PI or the Adviser upon not more than 60 days' written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

     The Manager and the Trust have received an exemptive order from the Commission that permits the Manager, subject to certain conditions, to enter into or amend advisory agreements without obtaining shareholder approval each time. On October 30, 1996 shareholders voted affirmatively to give the Trust this ongoing authority. With Board approval, the Manager is permitted to employ new Advisers, change the terms of the Portfolios' subadvisory agreements or enter into a new subadvisory agreement with an existing Adviser after events that cause an automatic termination of the old subadvisory agreement with that Adviser. Shareholders of a Portfolio continue to have the right to terminate a subadvisory agreement for the Portfolio at any time by a vote of the majority of the outstanding voting securities of the Portfolio. Shareholders will be notified of any Adviser changes or other material amendments to subadvisory agreements that occur under these arrangements.

     The Advisers have agreed to annual subadvisory fee rates paid by the Manager pursuant to the Subadvisory Agreements. These fees are computed daily and payable monthly. PI pays to the Advisers the following subadvisory fees expressed as a percentage of the average net assets managed by the relevant
Adviser: Large Cap Growth, Large Cap Value and International Bond
Portfolios: 0.30%; Small Cap Value and International Equity
Portfolios: 0.40%; Small Cap Growth Portfolio: 0.50%; Total Return Bond, Intermediate-Term Bond and Mortgage Backed Securities Portfolios: 0.25%; and U.S. Government Money Market Portfolio: 0.125%. The following table shows the aggregate subadvisory fees paid to the Advisers.


                                                     SUBADVISORY FEE PAID BY THE MANAGER TO THE
                                                          ADVISER(S) FOR FISCAL YEAR ENDED
                                                                    DECEMBER 31,
                                                     ------------------------------------------
               PORTFOLIO                                 2003           2002           2001
               ---------                             ------------   ------------   ------------
               Large Cap Growth                      $    872,956   $    891,567   $  1,192,475
               Large Cap Value                            760,958        759,288        827,321
               Small Cap Growth                           511,956        489,197        626,615
               Small Cap Value                            640,345        503,834        484,989
               International Equity                       613,738        600,997        760,423
               International Bond                          98,976         66,066         57,704
               Total Return Bond                          379,997        307,220        226,745
               Intermediate-Term Bond                     858,665        645,181        417,597
               Mortgage Backed Securities                 286,315        237,233        174,417
               U.S. Government Money Market               143,538        160,687        165,879

MATTERS CONSIDERED BY THE BOARD


     The Management and Subadvisory Agreements were last approved by the Board, including all of the Independent Trustees on May 28, 2003, except for approvals relating to changes in subadvisers during the year. These latter Agreements have been approved at one or more in-person meetings called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to the Trust, the nature and quality of the services to be provided under the Agreements and the overall fairness of the Agreements to the Trust. The Board requested and evaluated reports from the Manager and Advisers that addressed specific factors designed to inform the Board's consideration of these and other issues.

     With respect to the nature and quality of the services to be provided by the Manager and Advisers, the Board considered the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indexes and peer groups of funds, over the past one, three and five years. Although the performance of certain Portfolios lagged their peers in recent periods prior to the date the Board approved the Management and Subadvisory Agreements, the Board noted that longer term performance remained favorable. The Board also noted the recent change in Advisers for Small Cap Growth and Small Cap Value. The Board also considered the Manager's and the Advisers' stated intentions with respect to their respective investment management capabilities in the management of the Portfolios. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager and Advisers. The Board reviewed the Manager's and Advisers' use of brokers or dealers that provide research and other services to them, and the benefits that were derived by the Trust from such services.


     With respect to the overall fairness of the Management and Subadvisory Agreements, the Board primarily considered the fee structure of the Agreements. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in character and investment strategy to the Portfolios. The Board noted that the fee rates paid by the Trust, on behalf of the Portfolios, to the Manager were comparable to the median compensation paid by comparable mutual funds. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the Advisers. These matters were also considered at the meeting of Independent Trustees.

     The following table identifies each Portfolio's Adviser(s) and indicates the date that the Adviser began service as a subadviser.


                                                                                                   BEGAN SERVICE AS
PORTFOLIO                                                 ADVISER                                     SUBADVISER
---------                         ----------------------------------------------------------       -----------------
Large Cap Growth                  Columbus Circle Investors (CCI)                                  January 5, 1993
                                  Oak Associates, Ltd. (Oak)                                       January 5, 1993
Large Cap Value                   J.P. Morgan Investment Management Inc. (J.P. Morgan)(1)          May 24, 2000
                                  Hotchkis and Wiley Capital Management, LLC
                                  (Hotchkis and Wiley)(2)                                          October 9, 2001
Small Cap Growth                  Westcap Investors, LLC (Westcap)(3)                              July 24, 2003
                                  RS Investment Management, LP (RS Investments)(4)                 October 4, 2003
Small Cap Value                   NFJ Investment Group (NFJ)(5)                                    October 9, 2003
                                  EARNEST Partners, LLC (EARNEST Partners)(6)                      December 20, 2001
International Equity              Lazard Asset Management LLC (Lazard)                             January 5, 1993
International Bond                Fischer Francis Trees & Watts, Inc, (FFTW)(7)                    March 5, 2001
Total Return Bond                 Pacific Investment Management Company L.L.C. (PIMCO)             January 5, 1993
Intermediate-Term Bond            PIMCO                                                            January 5, 1993
Mortgage Backed Securities        Wellington Management Company, LLP (Wellington Management)       January 5, 1993
U.S. Government Money Market      Wellington Management                                            January 5, 1993


----------
(1) From January 1, 1995 to May 23, 2000, INVESCO Capital Management, Inc. served as a subadviser to the Large Cap Value Portfolio.


(2) From November 12, 1996 to October 8, 2001, Mercury Advisors, Hotchkis and Wiley's predecessor, served as a subadviser to the Large Cap Value Portfolio and received the same fee that Hotchkis and Wiley currently receives for managing its segment of the Portfolio.

(3) From November 3, 1999 to July 23, 2003, Sawgrass Asset Management, L.L.C. served as subadviser to the Small Cap Growth Fund and received 0.40% annually of the assets it managed for the Portfolio.

(4) From November 3, 1999 to October 3, 2003, J.P. Morgan Investment Management Inc. served as an Adviser to the Small Cap Growth Fund and received 0.40% annually of the assets it managed for the Portfolio.

(5) From May 2, 2002 to October 8, 2003, National City Investment Management Company and its predecessor entities served as a subadviser to the Small Cap Value Fund and received the same fee that NFJ currently receives for managing its segment of the Portfolio.

(6) From January 5, 1993 to December 19, 2001, Lazard served as a subadviser to the Small Cap Value Portfolio and received the same fee that EARNEST Partners currently receives for managing its segment of the Portfolio.

(7) From August 28, 1997 to March 2, 2001, Delaware International Advisers Ltd. served as subadviser to the International Bond Portfolio and received the same fee that FFTW currently receives for managing its segment of the Portfolio.

PRINCIPAL UNDERWRITER AND DISTRIBUTOR

     Prudential Investment Management Services LLC (PIMS), located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, acts as the distributor of the shares of the Trust but is not compensated by the Trust for those services. PIMS is a subsidiary of Prudential.

OTHER SERVICE PROVIDERS


     The Bank of New York (BNY), located at One Wall Street, New York, New York 10286, will serve as custodian for the Trust's portfolio securities and cash, and in that capacity maintain certain financial and accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for each Portfolio's foreign assets held outside the United States.


     Prudential Mutual Fund Services LLC (PMFS), located at 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of each Portfolio. It is a wholly-owned subsidiary of PIFM Holdco Inc., the parent of PI, the Manager. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $35.00. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications and other costs. In addition, the Trust may pay fees for recordkeeping services in respect of certain eligible defined benefit plan investors.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036 served as the Trust's independent auditors through December 31, 2003 and, in that capacity, audited the Trust's December 31, 2003 annual financial statements. Effective November 18, 2003, KPMG LLP has been appointed as the Trust's independent auditors and in that capacity will audit the Trust's December 31, 2004 financial statements. KPMG LLP's principal business address is 757 Third Avenue, New York, New York 10017.

CODES OF ETHICS

     The Trust has adopted a Code of Ethics. In addition, each of the Manager, the Advisers and Distributor have each adopted its own Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Portfolio. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when a Portfolio is making such investments. The Codes are on public file with, and are available from, the Commission.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

DEBT PORTFOLIOS

     Each Adviser is responsible for decisions to buy and sell securities, futures contracts and options thereon for the Portfolios, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. Brokers, dealers or futures commission merchants may receive brokerage commissions on portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker, dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law. The Debt Portfolios do not normally incur any brokerage commission expenses on portfolio transactions. The securities purchased by the Portfolios are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

EQUITY PORTFOLIOS

     Broker-dealers may receive negotiated brokerage commissions on transactions in portfolio securities, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker, dealer or futures commission merchant including, to the extent and in the manner permitted by applicable law, Wachovia Securities, one of the Advisers or an affiliate thereof (an affiliated broker).

     Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Certain "riskless principal" transactions in the over-the-counter market may, however, be effected with a stated commission. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Trust will not deal with an affiliated broker in any transaction in which such affiliated broker acts as principal. Thus, for example, a Portfolio will not deal with an affiliated broker/dealer acting as marketmaker, and it will not execute a negotiated trade with an affiliated broker/dealer if execution involves an affiliated broker/dealer acting as principal with respect to any part of the Portfolio's order.

     In placing orders for securities for the Portfolios, each Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that an Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While an Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, an Adviser may consider research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Trust, an Adviser or an Adviser's other clients. Such research and investment services are those that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by an Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for an Adviser may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions for such other accounts, whose aggregate assets are far larger than the Trust's, and the services furnished by such brokers, dealers or futures commission merchants may be used by an Adviser in providing investment management for the Trust. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker or futures commission merchant in the light of generally prevailing rates. Each Adviser's policy is to pay brokers, dealers and futures commission merchants (other than affiliated brokers) higher commissions for particular transactions than might be charged if a different broker had been selected, on occasions when, in an Adviser's opinion, this policy furthers the objective of obtaining best price and execution. In addition, each Adviser is authorized to pay higher commissions on brokerage transactions for the Trust to brokers, dealers and futures commission merchants (other than affiliated brokers) in order to secure research and investment services described above, subject to review by the Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers, dealers and futures commission merchants and the commission rates paid are reviewed periodically by the Trustees. While such services are useful and important in supplementing its own research and facilities, the Advisers believe that the value of such services is not determinable and does not significantly reduce expenses.

     Subject to the above considerations, an affiliated broker may act as a securities broker, dealer or futures commission merchant for the Trust. In order for an affiliate of an Adviser or Wachovia Securities to effect any portfolio transactions for the Trust, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of the Independent Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

     In accordance with Section 11(a) under the Securities Exchange Act of 1934, as amended, Wachovia Securities may not retain compensation for effecting transactions on a national securities exchange for the Trust unless the Trust has expressly authorized the retention of such compensation. Wachovia Securities must furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by Wachovia Securities from transactions effected for the Trust during the applicable period. Brokerage and futures transactions with Wachovia Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Wachovia Securities (or such affiliate) by applicable law.

     The table below sets forth certain information concerning the payment of commissions by the Trust, including the commissions paid to Wachovia Securities or any affiliate of the Trust or the Advisers for the three years ended December 31, 2003. For the three years ended December 31, 2003, the International Bond Portfolio and the U.S. Government Money Market Portfolio paid no brokerage commissions.


                                                                               LARGE CAP
                                                                           GROWTH PORTFOLIO
                                                               -----------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                                  2003           2002            2001
                                                               -----------    -----------    -----------
Total brokerage commissions paid by the Portfolio              $   504,696    $   573,544    $   461,626
Total Portfolio brokerage commissions paid to
  affiliated brokers                                           $     4,350    $     4,170    $         0
Percentage of total Portfolio brokerage
  commissions paid to affiliated brokers                              0.86%          0.70%            --
Percentage of the aggregate dollar amount of portfolio
  transactions involving the payment of commissions to
  affiliated brokers                                                  0.99%          0.20%            --

                                                                               LARGE CAP
                                                                            VALUE PORTFOLIO
                                                               -----------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                                  2003            2002           2001
                                                               -----------    -----------    -----------
Total brokerage commissions paid by the Portfolio              $   230,316    $   279,656    $   117,700
Total Portfolio brokerage commissions paid to
  affiliated brokers                                           $    15,936    $     8,565    $     4,720
Percentage of total Portfolio brokerage
  commissions paid to affiliated brokers                              6.92%          3.06%          4.01%
Percentage of the aggregate dollar amount of portfolio
  transactions involving the payment of commissions to
  affiliated brokers                                                  0.01%          1.84%          1.08%

                                                                              SMALL CAP
                                                                          GROWTH PORTFOLIO
                                                               -----------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                                  2003           2002            2001
                                                               -----------    -----------    -----------
Total brokerage commissions paid by the Portfolio              $   736,729    $   519,162    $   541,060
Total Portfolio brokerage commissions paid to
  affiliated brokers                                           $     5,490    $    15,811    $     7,860
Percentage of total Portfolio brokerage
  commissions paid to affiliated brokers                              0.76%           3.0%           8.6%
Percentage of the aggregate dollar amount of portfolio
  transactions involving the payment of commissions to
  affiliated brokers                                                  0.35%           4.3%           9.6%

                                                                               SMALL CAP
                                                                            VALUE PORTFOLIO
                                                               -----------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                                   2003          2002            2001
                                                               -----------    -----------    -----------
Total brokerage commissions paid by the Portfolio              $   474,015    $   560,391    $   486,323
Total Portfolio brokerage commissions paid to
  affiliated brokers                                           $       432    $       152    $       708
Percentage of total Portfolio brokerage
  commissions paid to affiliated brokers                              0.09%           .03%           .15%
Percentage of the aggregate dollar amount of portfolio
  transactions involving the payment of commissions to
  affiliated brokers                                                    --            .01%           .05%

                                                                           INTERNATIONAL
                                                                          EQUITY PORTFOLIO
                                                               ---------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                                  2003          2002           2001
                                                               -----------   -----------   -----------
Total brokerage commissions paid by the Portfolio              $   221,636   $   307,596   $   470,361
Total Portfolio brokerage commissions paid to
  affiliated brokers                                           $         0   $         0   $         0
Percentage of total Portfolio brokerage
  commissions paid to affiliated brokers                                --            --            --
Percentage of the aggregate dollar amount of portfolio
  transactions involving the payment of commissions to
  affiliated brokers                                                    --            --            --

                                                                            MORTGAGE BACKED
                                                                         SECURITIES PORTFOLIO
                                                               -----------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                                  2003           2002            2001
                                                               -----------    -----------    -----------
Total brokerage commissions paid by the Portfolio              $       493    $       940    $         0
Total Portfolio brokerage commissions paid to
  affiliated brokers                                           $         0    $         0    $         0
Percentage of total Portfolio brokerage
  commissions paid to affiliated brokers                                --             --             --
Percentage of the aggregate dollar amount of portfolio
  transactions involving the payment of commissions to
  affiliated brokers                                                    --             --             --

                                                                             TOTAL RETURN
                                                                            BOND PORTFOLIO
                                                               -----------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                                   2003          2002           2001
                                                               -----------    -----------    -----------
Total brokerage commissions paid by the Portfolio              $    28,736    $    16,919    $    18,624
Total Portfolio brokerage commissions paid to
  affiliated brokers                                           $         0    $         0    $         0
Percentage of total Portfolio brokerage
  commissions paid to affiliated brokers                                --             --             --
Percentage of the aggregate dollar amount of portfolio
  transactions involving the payment of commissions to
  affiliated brokers                                                    --             --             --

                                                                           INTERMEDIATE-TERM
                                                                             BOND PORTFOLIO
                                                               -----------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                                  2003           2002           2001
                                                               -----------    -----------    -----------
Total brokerage commissions paid by the Portfolio              $    26,088    $    17,373    $    14,378
Total Portfolio brokerage commissions paid to
  affiliated brokers                                           $         0    $         0    $         0
Percentage of total Portfolio brokerage
  commissions paid to affiliated brokers                                --             --             --
Percentage of the aggregate dollar amount of portfolio
  transactions involving the payment of commissions to
  affiliated brokers                                                    --             --             --


     The following table shows the amount of brokerage commissions paid during the year ended December 31, 2003 by certain Portfolios to firms that provided research, statistical or other services to the Advisers, and the percentages of total commissions that these payments represent. The Advisers have not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.


                                                      AMOUNT OF COMMISSIONS PAID   PERCENTAGE OF TOTAL
                                                      TO FIRMS PROVIDING SERVICES   COMMISSIONS THESE
                      PORTFOLIO                           TO THE ADVISERS(S)       PAYMENTS REPRESENT
                      ---------                       ---------------------------  -------------------
                      Large Cap Growth                         $ 93,396                 18.81%
                      Small Cap Growth                         $110,330                 17.04%
                      Small Cap Value                          $ 39,977                  8.43%
                      International Equity                     $ 63,194                 28.51%
                      Intermediate-Term Bond                   $  --                     --    %

     The Trust is required to disclose the Portfolios' holdings of securities of the Trust's regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at December 31, 2003. As of December 31, 2003, the Portfolios held securities of their regular brokers and dealers as shown in the following table:


            PORTFOLIO                                BROKER DEALER                   AMOUNT       DEBT/EQUITY
            ---------                     --------------------------------         ----------     -----------
            Large Cap Growth              Morgan Stanley                           $8,935,128       Equity
                                          JPMorgan                                  3,562,810       Equity
            Large Cap Value               Morgan Stanley                            2,465,262       Equity
                                          Goldman, Sachs & Co.                      1,935,108       Equity
                                          Merrill Lynch & Co.                       1,038,105       Equity
            Small Cap Value               Jeffries Group, Inc.                      2,463,292       Equity
            International Equity          Credit Suisse First Boston Corp.          4,156,378       Equity
                                          UBS Warburg                               3,718,787       Equity
                                          BNP Paribas                               2,966,991       Equity
            International Bond            Credit Suisse First Boston Corp.            113,148        Debt
                                          Goldman, Sachs & Co.                        104,197        Debt
            Total Return Bond             Bear, Stearns & Co., Inc.                   363,172        Debt
                                          JPMorgan                                     34,064        Debt
            Mortgage Backed Securities    Morgan Stanley                            2,894,298        Debt
                                          JPMorgan                                    333,301        Debt
                                          Credit Suisse First Boston Corp.            162,105        Debt
            Intermediate-Term Bond        ABN Amro Incorporated                     6,096,028        Debt
                                          Bear, Stearns & Co., Inc.                 2,404,409        Debt
                                          Bank of America Securities LLC            1,460,380        Debt
            U.S. Government               Goldman, Sachs & Co.                     12,400,000        Debt
            Money Market                  Credit Suisse First Boston Corp.          7,000,000        Debt


                CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

     The Trust, organized as a statutory business trust in 1992 under the laws of Delaware, is a trust fund of the type commonly known as a "business trust."

     The shareholders of the Portfolios are each entitled to a full vote for each full share of beneficial interest (par value $.001 per share) held (and fractional votes for fractional shares). Shares of each Portfolio are entitled to vote as a class only to the extent required by the provisions of the Investment Company Act or as otherwise permitted by the Trustees in their sole discretion. Pursuant to the Investment Company Act, shareholders of each Portfolio have to approve changes in certain investment policies of a Portfolio.

     In accordance with the Trust's Agreement and Declaration of Trust, the Board may authorize the creation of additional series of shares and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

     Shares of the Trust, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Trust under certain circumstances. Each share is equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Portfolio is entitled to its portion of all of the Portfolio's assets after all debts and expenses of the Portfolio have been paid. The Trust's shares do not have cumulative voting rights for the election of Trustees.

     The Trust does not intend to hold annual meetings of shareholders unless otherwise required by law. The Trust will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Trust's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

     Shares of the Portfolio may be purchased at a price equal to the next determined net asset value per share.

ISSUANCE OF PORTFOLIO SHARES FOR SECURITIES

     Transactions involving the issuance of Portfolio shares for securities (rather than cash) will be limited to: (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of a Portfolio, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market and (d) are approved by the Manager.

SPECIMEN PRICE MAKE-UP

     Using the net asset value of each Portfolio at December 31, 2003, the offering prices of the Portfolios' shares are as follows:

                     LARGE     LARGE     SMALL    SMALL                                 TOTAL                  MORTGAGE  U.S. GOV'T
                      CAP       CAP       CAP      CAP     INTERNATIONAL INTERNATIONAL  RETURN   INTERMEDIATE   BACKED     MONEY
                    GROWTH     VALUE    GROWTH    VALUE       EQUITY         BOND        BOND      TERM BOND  SECURITIES   MARKET
                   PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO   PORTFOLIO     PORTFOLIO   PORTFOLIO   PORTFOLIO  PORTFOLIO  PORTFOLIO
                   --------- --------- --------- --------- ------------- ------------- --------- ------------ ---------- ----------
Net asset value,
  offering price
  and redemption
  price            $   15.39 $   14.13 $    9.38 $   18.78   $   11.53     $    8.45   $   10.66   $  10.46    $  10.45   $   1.00
                   ========= ========= ========= =========   =========     =========   =========   ========    ========   ========

RESTRICTIONS ON SALES OF PORTFOLIO SHARES

     The payment of redemption proceeds may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange (the NYSE) is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

                         SHAREHOLDER INVESTMENT ACCOUNT

     The Trust makes available to its shareholders the following privileges and plans:

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of each of the Portfolios at net asset value per share on the payment date, unless the Trustees determine otherwise. An investor may direct the TARGET Program sponsor in writing not less than five full business days prior to the payment date to have subsequent dividends and/or distributions paid in cash rather than reinvested. Shareholders investing through Plan accounts cannot elect to receive dividends and distributions in cash. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such distribution at net asset value by returning the check or the proceeds to the TARGET Program sponsor within 30 days after the payment date. Such reinvestment will be made at the net asset value per share next determined after receipt of the check or proceeds by the TARGET Program sponsor.

EXCHANGE PRIVILEGE

     Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio at their respective net asset values.

     An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $22,500 at a private college and around $10,600 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $44,300 and over $21,000 at a public university in 10 years.(1)

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

          PERIOD OF
          MONTHLY INVESTMENTS:                         $100,000     $150,000     $200,000      $250,000
          --------------------                         --------     --------     --------      --------
          25 Years                                     $    105     $    158     $    210      $    263
          20 Years                                          170          255          340           424
          15 Years                                          289          438          578           722
          10 Years                                          547          820        1,093         1,366
           5 Years                                        1,361        2,041        2,721         3,402

          See "Automatic Investment Plan."

----------
     (1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges. Average costs for private institutions include tuition, fees, room and board for the 1998-1999 academic year.

     (2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Trust. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

     INDIVIDUAL RETIREMENT ACCOUNTS. An Individual Retirement Account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 35% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account. The chart also illustrates earnings in a personal savings account, assuming that the earnings are eligible for the current lower dividend and capital gain tax rate that this lower rate (currently set to expire after 2008) is made permanent.

                           TAX-DEFERRED COMPOUNDING(1)

               CONTRIBUTIONS                                          PERSONAL        PERSONAL
               MADE OVER:                                 IRA         SAVINGS         SAVINGS
               -------------                         ------------   ------------   ------------
                                                                        (35%)          (15%)
               10 years                              $     31,291   $     26,712   $     29,235
               15 years                                    58,649         46,091         52,856
               20 years                                    98,846         71,060         85,678
               25 years                                   157,909        103,232        131,283
               30 years                                   244,692        144,685        194,651

----------
    (1) The chart is for illustrative purposes only and does not represent the performance of the Portfolios or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meets the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

     SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders of the Trust through Prudential Securities. The withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount up to the value of a shareholder's shares in the Trust.

     The shareholder must instruct the Program sponsor of the amount that he or she wishes to withdraw under the Plan, whether such withdrawal should occur monthly, quarterly, semi-annually or annually, and which Portfolios should be redeemed in order to satisfy the request. The Program sponsor will then redeem sufficient full and fractional shares of the applicable Portfolios to provide for the amount of the systematic withdrawal. The Plan may be terminated at any time and the Distributor reserves the right to initiate a fee of up to $5 per systematic withdrawal, upon 30 days' notice to the shareholder. Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Each shareholder should consult his or her tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan. Retirement plan shareholders should also consult with their plan sponsor to determine if their retirement plan would permit the shareholder to participate in the systematic withdrawal plan.

                                 NET ASSET VALUE

     For each Portfolio, other than the U.S. Government Money Market Portfolio, NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. The U.S. Government Money Market Portfolio uses the amortized cost method to determine the value of its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity. This method does not take into account unrealized capital gains and losses that may result from the effect of fluctuating interest rates on the market value of the security.

     Each Portfolio will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. Except for the U.S. Government Money Market Portfolio, a Portfolio may not compute its NAV on days on which no orders to purchase, sell or redeem its shares have been received or days on which changes in the value of its portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Under the Investment Company Act, the Board is responsible for determining in good faith the fair value of securities of each Portfolio. In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included on the Nasdaq market are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq market securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid $ in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by an Adviser, in consultation with the Manager, to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker (if available, otherwise by a principal market maker or a primary market dealer). Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by an Adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or at the mean between the last reported bid and asked prices (or at the last bid price in the absence of an asked price) provided by more than one principal market maker (if available, otherwise by a principal market maker or a primary market dealer). Options on stock and stock indexes traded on an exchange are valued at the last sale price on such exchange or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on the respective exchange or at the last bid price on such day in the absence of an asked price and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price on such day in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts calculated on the day of valuation. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by an Adviser under procedures established by and under the general supervision of the Board.

     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the applicable Adviser or the Manager (or Valuation Committee or Board), does not represent fair value, (Fair Value Securities) are valued by the Valuation Committee or Board in consultation with the Manager and Adviser, including, as applicable, their portfolio managers, traders, research and credit analysts and legal compliance personnel on the basis of the following factors; nature of any restrictions on disposition of the securities, assessment of the general liquidity/illiquidity of the securities, the issuer's financial condition and the market in which it does business, cost of the investment, transactions in comparable securities, the size of the holding and the capitalization of the issuer, the prices of any recent transactions or bids/offers for such securities or any comparable securities, any available analyst, media or other report or information deemed reliable by the Manager or Advisers regarding the issuer or the markets or industry in which it operates; other analytical data;

and consistency with valuation of similar securities held by other JennisonDryden and Strategic Partners mutual funds, and such other factors as may be determined by the Advisers, Manager, Board or Valuation Committee to materially affect the value of security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the Adviser or Manager believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the Adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of a Portfolio's portfolio securities to no longer reflect their value at the time of the Portfolio's NAV calculation. On a day that the Manager may determine that one or more of a Portfolio's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Portfolio's NAV and the Manager presents these valuations to the Board for its ratification. Debt investments are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless such valuation, in the judgment of the Adviser or Manager does not represent fair value. Debt securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available otherwise a primary market dealer).

     The U.S. Government Money Market Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases instruments having remaining maturities of thirteen months or less and invests only in securities determined by the Adviser under the supervision of the Board to present minimal credit risks and to be of "eligible quality" in accordance with regulations of the Commission. The Board has established procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's securities holdings by the Board, at such intervals as it may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action that it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, the withholding of dividends, redemptions of shares in kind, or the use of available market quotations to establish a net asset value per share.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISERS BEFORE MAKING AN INVESTMENT IN THE PORTFOLIOS.

     Each Portfolio has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Code. This relieves each Portfolio (but not its shareholders) from paying federal income tax on income and capital gains that are distributed to shareholders, and permits net capital gains of each Portfolio (I.E., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in each Portfolio. Net capital gains of each Portfolio that are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of each Portfolio.


     For federal income tax purposes, the Large Cap Growth, Large Cap Value, Small Cap Growth, International Equity, and Mortgage Backed Securities Portfolios each had a capital loss carryforward as of December 31, 2003. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Portfolios until future net gains have been realized in excess of such carryforward. In addition, certain Portfolios elected to treat net capital and foreign currency losses incurred in the two-month period ended December 31, 2003 as having been incurred in the following fiscal year. The table below sets forth information on these capital loss carryforwards, net capital and foreign currency losses.

                                                                          NET CAPITAL
                                                                             LOSSES       FOREIGN CURRENCY
                                                                             IN TWO        LOSSES IN TWO
                                           APPROXIMATE                    MONTHS ENDED         MONTHS
                                           CAPITAL LOSS     EXPIRATION    DECEMBER 31,      DECEMBER 31,
PORTFOLIO                                  CARRYFORWARD        YEAR           2003             2003
---------                                  ------------     ----------    ------------    ----------------
Large Cap Growth                           $ 11,752,000        2009                 --                 --
                                             39,797,000        2010                 --                 --
                                              6,730,000        2011                 --                 --
Large Cap Value                               6,675,000(a)     2010                 --                 --
Small Cap Growth                             19,057,000        2009       $     34,099                 --
                                             28,653,000        2010                 --                 --
                                              6,730,000        2011                 --                 --
International Equity                         23,151,000        2009                 --    $        58,323
                                             24,235,000        2010                 --                 --
                                              2,799,000        2011                 --                 --
Intermediate-Term Bond                               --          --                 --             32,523
International Bond Portfolio                         --(b)       --                 --                 --
Mortgage Backed Securities                      384,000        2008            276,000                 --
                                                970,000        2011                 --                 --

----------

(a) Approximately $2,003,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2003.

(b) Approximately $349,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2003.


     Qualification of each Portfolio as a regulated investment company under the Internal Revenue Code requires, among other things, that (1) each Portfolio derive at least 90% of its annual gross income from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; (2) each Portfolio diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of each Portfolio's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of each Portfolio's assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of each Portfolio's assets is invested in the securities of any one issuer (other than the U.S. Government securities or securities of other regulated investment companies); and (3) each Portfolio distribute to its shareholders at least 90% of its net investment income and net short-term gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.

     In addition, each Portfolio is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Portfolio is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. Further, the Portfolio must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior calendar year or the twelve-month period ending October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, the Portfolio will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Portfolio pays income tax is treated as distributed.


     Gains or losses on sales of securities by each Portfolio will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where a Portfolio acquires a put or writes a call or otherwise holds an offsetting position with respect to the securities. For taxable years ending on or after May 6, 2003, long-term capital gains are taxed at a rate of up to 15%. Other gains or losses on the sale of securities will be short-term capital gains or losses taxable at ordinary income tax rates. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by each Portfolio on securities lapses or is terminated through a closing transaction, such as a repurchase by a Portfolio of the option from its holder, the Portfolio will generally realize short-term capital gain or loss. If securities are sold by a Portfolio pursuant to the exercise of a call option written by it, the Portfolio will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of each Portfolio's transactions may be subject to wash sale, short sale, constructive sale, conversion transition, constructive ownership transactions and straddle provisions of the Code that may, among other things, require each Portfolio to defer recognition of losses or convert long-term capital gain into ordinary income or short-term capitable gain taxable as ordinary income. In addition, debt securities acquired by each Portfolio may be subject to original issue discount and market discount rules that, respectively, may cause each Portfolio to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income subject to the distribution requirement referred to above.

     Certain futures and foreign currency forward contracts and certain listed options (referred to as Section 1256 contracts) held by the Portfolios will be required to be "marked to market" for federal income tax purposes at the end of each Portfolio's taxable year; that is, treated as having been sold at the fair market value on the last business day of the Portfolio's taxable year Except with respect to certain foreign currency forward contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Any net marked-to-market gains may be subject to distribution requirements referred to above, even though a Portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Moreover, a Portfolio's investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Portfolio's recognition of taxable income in excess of cash generated by such investments.

     Gain or loss on the sale, lapse or other termination of options acquired by a Portfolio on stock and on narrowly-based stock indexes generally will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, positions that are part of a "straddle" will be subject to certain wash sale, short sale and constructive sale provisions of the Code. In the case of a straddle, a Portfolio may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain with respect to offsetting positions held by the Portfolio. The straddle rules may also affect the characterization of Portfolio gains or losses as short-term or long-term (including the conversion of long-term capital gain to short-term capital gain) and may require the capitalization of certain related expenses of each Portfolio.

     Gains or losses attributable to fluctuations in exchange rates that occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition thereof generally also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of a Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Portfolio shares.

     Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV (or net asset value) of a share of each Portfolio on the reinvestment date.

     Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share NAV of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. In addition, dividends and capital gains distributions may also be subject to state and local income taxes. Therefore, prior to purchasing shares of each Portfolio, the investor should carefully consider the impact of dividends or capital gains distributions that are expected to be or have been announced.

     Any loss realized on a sale, redemption or exchange of shares of each Portfolio by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

     A shareholder who acquires shares of a Portfolio and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Portfolio.

     Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual or a foreign entity (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless, in general, the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Net capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions that are effectively connected with a U.S. trade or business of the foreign shareholder. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

     Under recently enacted legislation, certain dividends received by non-corporate shareholders (including individuals) may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gain. Such rate generally would not apply to dividends received from the Total Return Bond, Intermediate Bond, Intermediate-Term Bond, Mortgage Backed Securities, and U.S. Government Money Market Portfolios. Dividends received by corporate shareholders are generally eligible for a dividends-received deduction of 70% to the extent a Portfolio's income is derived from qualified dividends received by the Portfolio from domestic corporations. However the International Equity Portfolio and Total Return Bond Portfolio do not expect to receive substantial amounts of such qualified dividends. Dividends attributable to foreign corporations, interest income, capital gainand currency gain, gain or loss from Section 1256 contracts (described above), distribution from the real estate investment trusts and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.


     Each Portfolio may, from time to time, invest in Passive Foreign Investment Companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, a Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, PFIC income), plus certain interest charge, even if each Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in each Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a "mark-to-market" election with respect to any "marketable stock it holds of a PFIC". For this purpose, all stock in a PFIC that is owned directly or indirectly by a Portfolio is treated as a marketable stock. If the election is in effect at the end of a Portfolio's taxable year the Portfolio will recognize the amount of gain, if any, as ordinary income with respect to the PFIC stock. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of mark-to-market gains recognized in prior years. Alternatively, a Portfolio, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, each Portfolio will be required to include in income each year its pro rata share of the annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to each Portfolio described above. In order to make this election, a Portfolio would be required to obtain certain information from a PFIC, which, in many cases, may be difficult to do.

     Income received by each Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which each Portfolio will be subject, since the amount of each Portfolio's assets to be invested in various countries will vary. Except in the case of the International Equity and International Bond Portfolios, no Portfolio expects to meet the requirements of the Code for "passing-through" to its shareholders any foreign income taxes paid for foreign tax credit purposes.

     Shareholders are advised to consult their own tax advisers with respect to the federal, state and local tax consequences resulting from their investment in each Portfolio.

                             PERFORMANCE INFORMATION

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

YIELD

     The Trust may from time to time advertise the current yield and effective annual yield of the U.S. Government Money Market Portfolio calculated over a 7-day period. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the net change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes, divided by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 to calculate the yield on shares of the Portfolio. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the portfolio, and its operating expenses. The Portfolio may also prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized 7-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

              Effective Yield = [(base period return+1)(365/7)] - 1

DEBT PORTFOLIOS

YIELD

     The Trust may from time to time advertise the yield of a Portfolio as calculated over a 30-day period. This yield will be computed by dividing a Portfolio's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. The average number of shares used in determining the net investment income per share will be the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. In accordance with regulations of the Commission, income will be computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all expenses incurred during the period, which include management fees. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in the Prospectus. Yield is calculated according to the following formula:

                   YIELD = 2[(a - b + 1)(TO THE POWER OF 6) - 1]
                              -----
                               cd

Where:   a =  dividends and interest earned during the period.
         b =  expenses accrued for the period (net of reimbursements).
         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d = the maximum offering price per share on the last day of the period.

     A Portfolio's yield fluctuates, and an annualized yield quotation is not a representation by a Portfolio as to what an investment in the Portfolio will actually yield for any given period. Yields for a Portfolio will vary based on a number of factors including changes in net asset value, market conditions, the level of interest rates and the level of income and expenses.

AVERAGE ANNUAL TOTAL RETURN

     The Trust may from time to time advertise the average annual total return of a Portfolio. Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1+T) (TO THE POWER OF n) = ERV

Where:   P =  a hypothetical initial payment of $1,000.
         T =  average annual total return.
         n =  number of years.
         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

                           AVERAGE ANNUAL TOTAL RETURN
 (AFTER TAXES ON DISTRIBUTIONS AND AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION).

     Average annual total returns (after taxes on distributions and after taxes on distributions and redemption) take into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.

     Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T) (TO THE POWER OF n) = ATV SUB(D)

Where:   P =  a hypothetical initial payment of $1,000.
         T =  average annual total return (after taxes on distributions).
         n =  number of years.
         ATV SUB(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

     Average annual total return (after taxes on distributions and redemption) is computed according to the following formula:

                         P(1+T) (TO THE POWER OF n) = ATV SUB(DR)

Where:   P =  a hypothetical initial payment of $1,000.
         T =  average annual total return (after taxes on distributions).
         n =  number of years.
         ATV SUB(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

AGGREGATE TOTAL RETURN

     The Trust may from time to time advertise the aggregate total return of a Portfolio. A Portfolio's aggregate total return figures represent the cumulative change in the value of an investment in the Portfolio for the specified period and are computed by the following formula:

                                     ERV - P
                                     -------
                                        P

Where:   P =  a hypothetical initial payment of $1,000.
         ERV = ending redeemable value at the end of the 1, 5 or 10 year periods
               (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption.

     ADVERTISING. Advertising materials for a Portfolio may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by a Portfolio's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for a Portfolio also may include mention of Prudential or other Prudential sponsored mutual funds, or any of their affiliates and subsidiaries, and may reference the assets, products and services of those entities.

     From time to time, advertising materials for a Portfolio may include information concerning retirement and investing for retirement, may refer to the approximate number of Portfolio shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed-income Portfolios may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

     The Trust also may include comparative performance information in advertising or marketing a Portfolio's shares. Such performance information may include data from Lipper, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indexes.

                              FINANCIAL STATEMENTS

     The Trust's financial statements for the fiscal year ended December 31, 2003, incorporated in this SAI by reference to the Trust's 2003 annual report to shareholders (File No. 811-7064), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Trust's annual report at no charge by request to the Trust by calling (800) 225-1852, or by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

     Standard deviation is an absolute (non-relative) measure of volatility that, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

             APPENDIX II -- DESCRIPTION OF PROXY VOTING POLICIES AND
                            RECORDKEEPING PROCEDURES

     The Board of Trustees of the Trust (the Board) has delegated to the Manager the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Portfolios. The Portfolios authorize the Manager to delegate, in whole or in part, its proxy voting authority to the adviser or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any Committee thereof established for that purpose.

     The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for each Portfolio. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Portfolio should a proxy issue potentially implicate a conflict of interest between the Portfolio and the Manager or its affiliates.

     The Manager delegates to each Portfolio's investment adviser(s) the responsibility for voting the Portfolio's proxies. Each adviser is expected to identify and seek to obtain the optimal benefit for each Portfolio it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Portfolio and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Portfolio and the interests of the adviser or its affiliates. The Manager expects that the adviser will notify the Manager at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the adviser will deliver to the Manager, or its appointed vendor, information required for filing Form N-PX with the SEC.

     A copy of the proxy voting policies of the Portfolios' Subadvisers follows:

COLUMBUS CIRCLE INVESTORS

EARNEST PARTNERS, LLC

FISCHER FRANCIS TREES & WATTS

HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC

JP MORGAN INVESTMENT MANAGEMENT, INC.

LAZARD ASSET MANAGEMENT LLC

NFJ INVESTMENT GROUP LP

OAK ASSOCIATES, LTD

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

RS INVESTMENT MANAGEMENT, L.P.

WELLINGTON MANAGEMENT COMPANY, LLP

WESTCAP INVESTORS,  LLC

                                  APPENDIX II-I


                            COLUMBUS CIRCLE INVESTORS

                               PROXY VOTING POLICY
                                      2003

     For those clients for whom Columbus Circle Investors (Columbus Circle) has undertaken to vote proxies, Columbus Circle retains the final authority and responsibility for such voting. In addition to voting proxies for such clients, Columbus Circle:

     1) provides the client with this written proxy voting policy, which may be updated and supplemented from time to time;

     2) applies its proxy voting policy consistently and keeps records of votes for each client in order to verify the consistency of such voting.

     3) keeps records of such proxy voting available for inspection by the client or governmental agencies - to both determine whether the votes were consistent with policy and to determine all proxies were voted; and

     4) monitors such voting for any potential conflicts of interest and maintains systems to deal with these issues appropriately.

     Keeping in mind the concept that no issue is considered "routine," outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reason for voting differently. Each voting issue has specific criteria which are evaluated in making the final vote decision:

MANAGEMENT PROPOSALS:

     I. When voting on ballot items which are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.

     -  "Normal" elections of directors

     -  Approval of auditors/CPA

     -  Directors' liability and indemnification

     -  General updating/corrective amendments to charter

     -  Elimination of cumulative voting

     -  Elimination of preemptive rights

                            2003 PROXY VOTING POLICY

     II. When voting items which have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs.

     -  Stock purchase plans with an exercise price of not less than 85% FMV

     -  Stock option plans that are incentive based and not excessive

     -  Reductions in supermajority vote requirements

     -  Adoption of antigreenmail provisions

     III. When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative:

     - Capitalization changes which add classes of stock which are blank check in nature or that dilute the voting interest of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Classified boards of directors

     - Reincorporation into a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.

     - Excessive compensation or non-salary compensation related proposals, always company specific and considered case-by-case

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

SHAREHOLDER PROPOSALS:

     Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact.

     I. When voting shareholder proposals, in general, initiatives related to the following items are supported:

     -  Auditors should attend the annual meeting of shareholders

     -  Election of the board on an annual basis

     -  Equal access to proxy process

     -  Submit shareholder rights plan poison pill to vote or redeem

     -  Undo various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Anti-greenmail provisions

     II. When voting shareholder proposals, in general, initiatives related to the following items are not supported:

     - Requiring directors to own large amounts of stock before being eligible to be elected

     -  Restoring cumulative voting in the election of directors

     - Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders

     - Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principles.

PROCESS:

     Columbus Circle will in the future, as it has in the past, review it's proxy process for ERISA funds according to two operative principles:

     - Our duty of loyalty: What is the best interest of the fund beneficiaries, are their rights or ability to act being altered by this vote, is it other than beneficial;

     - The duty of prudence, is the action proposed other than in the long-term financial interest of the fund. If an issue is reviewed and found to be basically "ERISA neutral," less concern is possibly warranted than when such impacts (best interest/financial) are seen.

     To date, Columbus Circle has been an active shareholder in the context of attention to the proxy process. As indicated we believe there is a difference between the "traditional" definition of activism and being an active shareholder. Columbus Circle will continue to carry out a detailed assessment of a company when evaluating areas of concern.

     This review process is substantially more detailed than the typical voter is likely to apply. Columbus Circle views the voting process as more than an "auto-pilot" responsibility and seeks to be "active" within the definition of ERISA in this process. Therefore, the DOL call for monitoring, and so on, is not likely to require a significant amount of additional activity from Columbus Circle going forward. Some areas may be enhanced if appropriate.

     It is important to remember that company by company analysis is required, thus all votes will be reviewed on a case-by-case basis and no issues will be considered routine. Each issue will be considered in the context of the company under review. Certain issues will be considered routine if, after review of the company, there is nothing related to that company that would call for the issue to be handled differently. In other words, proxy voting guidelines are simply that, Guidelines. When company specifics are overlaid, every proxy voting decision becomes a case-by-case decision.

     Finally, returning to ERISA as the premise for a research baseline requires that fiduciaries make decisions taking into consideration two standards, the duty of prudence and the duty of loyalty. The duty of prudence requires that decisions be made based on economic or financial criteria when present. The duty of loyalty requires that decisions reflect the best interest of the beneficiaries or protect the rights of beneficiaries as shareholders. Thus, in making the proxy voting decision two overriding considerations are in effect:
The economic impact and best interest impact of a vote if the measure passes or does not pass, as the case may be.

     To assist in its review process, Columbus Circle has engaged Institutional Shareholder Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. These services, provided to Columbus Circle, include in-depth research, analysis, and voting recommendations as well as reporting, auditing, and consulting assistance for the handling of proxy voting responsibilities. ISS also provides Columbus Circle with reports that reflect proxy voting activities for Columbus Circle's client portfolios which provide information for appropriate monitoring of such delegated responsibilities.

     Another expression of active involvement is the voting of shareholder proposals. Columbus Circle evaluates and supports those shareholder proposals on issues that appropriately forward issues of concern to the attention of corporate management. Historically, many shareholder proposals received very little support, often not even enough to meet SEC refiling requirements in the following year. Now, support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management. (Some money managers still vote against essentially all such proposals, voting "with management" on these initiatives.) It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect outcome on a shareholder proposal vote.

     Columbus Circle has not, to date, actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue. These activities and others which could be considered expressions of activism are not under consideration at this time. Should a particular equity company's policy become of concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Columbus Circle's staff participates in national forums and maintains contacts with corporate representatives.

                                 APPENDIX II-II

                                EARNEST PARTNERS

                              PROXY VOTING POLICIES

                            I. THE BOARD OF DIRECTORS

A.   VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

     Votes on director nominees are made on a CASE-BY-CASE basis, examining the following factors:

     -  long-term corporate performance record relative to a market index;

     -  composition of board and key board committees;

     -  nominee's attendance at meetings (past two years);

     -  nominee's investment in the company;

     -  whether a retired CEO sits on the board; and

     -  whether the chairman is also serving as CEO.

     In cases of significant votes and when information is readily available, we also review:

     -  corporate governance provisions and takeover activity;

     -  board decisions regarding executive pay;

     -  director compensation;

     -  number of other board seats held by nominee; and

     -  interlocking directorships.

B.   CHAIRMAN AND CEO ARE THE SAME PERSON

     We vote on a CASE-BY-CASE basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C.   MAJORITY OF INDEPENDENT DIRECTORS

     Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a CASE-BY-CASE basis.

     We vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

D.   STOCK OWNERSHIP REQUIREMENTS

     We vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.   TERM OF OFFICE

     We vote AGAINST shareholder proposals to limit the tenure of outside directors.

F.   DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

     Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

     We vote AGAINST proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

     We vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

     We vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) only if the director's legal expenses would be covered.

G.   CHARITABLE CONTRIBUTIONS

     We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

                               II. PROXY CONTESTS

A.   VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

     Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

     - long-term financial performance of the target company relative to its industry;

     -  management's track record;

     -  background to the proxy contest;

     -  qualifications of director nominees (both slates);

     - evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

     -  stock ownership positions.

B.   REIMBURSE PROXY SOLICITATION EXPENSES

     Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

                                  III. AUDITORS

A.   RATIFYING AUDITORS

     We vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

                           IV. PROXY CONTEST DEFENSES

A.   BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

     We vote AGAINST proposals to classify the board.

     We vote FOR proposals to repeal classified boards and to elect all directors annually.

B.   SHAREHOLDER ABILITY TO REMOVE DIRECTORS

     We vote AGAINST proposals that provide that directors may be removed ONLY for cause.

     We vote FOR proposals to restore shareholder ability to remove directors with or without cause.

     We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

C.   CUMULATIVE VOTING

     We vote AGAINST proposals to eliminate cumulative voting.

     We vote FOR proposals to permit cumulative voting.

     We believe that a minority shareholder deserves a board voice. Such a "voice" would still be in the minority and thus not the recipient of any special or extra privileges or power.

D.   SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

     We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

     We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

E.   SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

     We vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

     We vote FOR proposals to allow or make easier shareholder action by written consent.

F.   SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

     We vote FOR proposals that seek to fix the size of the board.

     We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

                            V. TENDER OFFER DEFENSES

A.   POISON PILLS

     We vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     We review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

     We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

B.   FAIR PRICE PROVISIONS

     We vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

     We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.   GREENMAIL

     We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.   PALE GREENMAIL

     We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

E.   UNEQUAL VOTING RIGHTS

     We vote AGAINST dual class exchange offers.

     We vote AGAINST dual class recapitalizations.

F.   SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

     We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

     We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G.   SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

     We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

     We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H.   WHITE SQUIRE PLACEMENTS

     We vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

                     VI. MISCELLANEOUS GOVERNANCE PROVISIONS

A.   CONFIDENTIAL VOTING

     We vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

     We vote FOR management proposals to adopt confidential voting.

B.   EQUAL ACCESS

     We vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C.   BUNDLED PROPOSALS

     We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

D.   SHAREHOLDER ADVISORY COMMITTEES

     We review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

                             VII. CAPITAL STRUCTURE

A.   COMMON STOCK AUTHORIZATION

     We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

     We vote AGAINST proposed common stock authorizations that increase the existing authorization by more than 120 percent unless a clear need for the excess shares is presented by the company.

     Several managements are requesting substantial increases in their authorized shares. Whilst these objectives may be worthwhile, a potential problem is created when substantial increases in authorized shares are combined with a blank check preferred stock provision. Blank check preferred stock enables boards to establish voting, dividend, conversion, and other rights without shareholder approval. The combination of significant unused authorized shares and a blank check preferred stock provision can produce significant dilution and/or inhibit a takeover.

     Measuring the appropriateness of a share increase by looking at authorized shares does not adequately capture the risk of management misuse or the retarding effect on an attractive tender offer. Therefore, we use the more conservative measure of OUTSTANDING SHARES as our base. Absent a specific use, we only approve the authorization of additional shares in cases producing less than a 120% increase in OUTSTANDING SHARES.

B.   STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

     We vote FOR management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C.   REVERSE STOCK SPLITS

     We vote FOR management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D.   BLANK CHECK PREFERRED AUTHORIZATION

     We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

     We review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

     We review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares.

E.   SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

     We vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.   ADJUST PAR VALUE OF COMMON STOCK

     We vote FOR management proposals to reduce the par value of common stock.

G. PREEMPTIVE RIGHTS

     We review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H.   DEBT RESTRUCTURINGS

     We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

     - DILUTION--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

     - CHANGE IN CONTROL--Will the transaction result in a change in control of the company?

     - BANKRUPTCY--Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

     Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.   SHARE REPURCHASE PROGRAMS

     We vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

                    VIII. EXECUTIVE AND DIRECTOR COMPENSATION

     In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

     In evaluating a pay plan, we measure its dilutive effect both on shareholder wealth and on voting power. We value equity-based compensation along with the cash components of pay. We estimate the present value of all short- and long-term incentives, derivative awards, and cash/bonus compensation--which enables us to assign a dollar value to the amount of potential shareholder wealth transfer.

     Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, our policy is that the plan should be administered by a committee of disinterested persons; insiders should not serve on compensation committees.

     Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

A.   SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

     We review on a CASE-BY-CASE basis all shareholder proposals that seek additional disclosure of executive and director pay information.

     We review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

B.   GOLDEN AND TIN PARACHUTES

     We vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

     We review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

C.   EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs)

     We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

D.   401(k) EMPLOYEE BENEFIT PLANS

     We vote FOR proposals to implement a 401(k) savings plan for employees.

E.   STOCK OPTION PLANS

     The following conditions are important when considering stock option plans:

     (1)  dilution greater than 10%

     (2)  grants at discounts or below market prices

     (3)  loans at below market rates to finance options

     (4)  grants to non-employee directors

     (5)  grants to individuals or small groups

     (6) "gun-jumping" grants, i.e., grants made in anticipation of shareholder approval.

     Generally speaking, we support option plans except when condition 1 or 2 above is violated. Our position is that options are an important resource used to attract and retain qualified people. In the case of non-employee directors, we believe it is in the interests of shareholders for directors to have a financial stake in the company they direct.

                           IX. STATE OF INCORPORATION

A.   VOTING ON STATE TAKEOVER STATUTES

     We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.   VOTING ON REINCORPORATION PROPOSALS

     Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

                     X. MERGERS AND CORPORATE RESTRUCTURINGS

A.   MERGERS AND ACQUISITIONS

     Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

     -  anticipated financial and operating benefits;

     -  offer price (cost vs. premium);

     -  prospects of the combined companies;

     -  how the deal was negotiated; and

     -  changes in corporate governance and their impact on shareholder rights.

B.   CORPORATE RESTRUCTURING

     Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

C.   SPIN-OFFS

     Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.   ASSET SALES

     Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.   LIQUIDATIONS

     Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.   APPRAISAL RIGHTS

     We vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

G.   CHANGING CORPORATE NAME

     We vote FOR changing the corporate name.

                             XI. MUTUAL FUND PROXIES

A.   ELECTION OF TRUSTEES

     We vote on trustee nominees on a CASE-BY-CASE basis.

B.   INVESTMENT ADVISORY AGREEMENT

     We vote on investment advisory agreements on a CASE-BY-CASE basis.

C.   FUNDAMENTAL INVESTMENT RESTRICTIONS

     We vote on amendments to a fund's fundamental investment restrictions on a CASE-BY-CASE basis.

D.   DISTRIBUTION AGREEMENTS

     We vote on distribution agreements on a CASE-BY-CASE basis.

                      XII. SOCIAL AND ENVIRONMENTAL ISSUES

     Our fiduciary responsibility calls for us to make an active decision. Hence, EARNEST PARTNERS votes either FOR or AGAINST issues based upon the best economic interests for our shareholdings. In most cases, absent a discernible economic effect, we are voting with management's best judgement.

     In most cases, we vote FOR disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns.

     In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

     - whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

     -  the percentage of sales, assets and earnings affected;

     - the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

     - whether the issues presented should be dealt with through government or company-specific action;

     - whether the company has already responded in some appropriate manner to the request embodied in a proposal;

     - whether the company's analysis and voting recommendation to shareholders is persuasive;

     -  what other companies have done in response to the issue;

     -  whether the proposal itself is well framed and reasonable;

     - whether implementation of the proposal would achieve the objectives sought in the proposal; and

     - whether the subject of the proposal is best left to the discretion of the board.

     Among the social and environmental issues to which we apply this analysis are the following:

     -  Energy and Environment

     -  South Africa

     -  Northern Ireland

     -  Military Business

     -  Maquiladora Standards and International Operations Policies

     -  World Debt Crisis

     -  Equal Employment Opportunity and Discrimination

     -  Animal Rights

     -  Product Integrity and Marketing

     -  Human Resources Issues

                                 APPENDIX II-III

                          FISCHER FRANCIS TREES & WATTS

COMPANY POLICY FOR PROXY VOTING AND OTHER CORPORATE ACTIONS

     FFTW manages only fixed income portfolios which are in the main invested in sovereign or high quality corporate debt. These securities do not typically convey voting rights to the holder and the occurrence of corporate governance notices for these types of investments is considerably less than that encountered for equity stocks.

     On occasion however we do receive corporate governance notices which commonly will fall into one of the following categories:

     1) Exchange offers--Generally, these offers request instructions as to whether the holder would be willing to exchange one set of notes for another. The most frequent example of this type of offer is where securities become registered having previously been unregistered.

     2) Tender offers--These offers are generally where the issuer makes a tender to back some types of notes.

     3) Consents--This will occur when an issuer wishes to make changes to the underlying covenants or assigning of rights within the structure of the security itself and needs to obtain a majority of the noteholders' authority and consent in order to implement the changes.

     FFTW's policy is to act upon any corporate governance notices received in accordanceI with any specific client instructions that may be in place. Notwithstanding this policy, where FFTW acts as a proxy on behalf of its clients in responding to such notices, the firm's policy is to exercise the proxy vote in the best interests of the client taking into consideration all relevant factors including, without limitation, acting in a manner that FFTW believes will (1) maximize the economic benefits to the client (taking into consideration potential risk, reward and the client's investment objectives) and (2) promote sound corporate governance by the issuer. In the unlikely event that FFTW believes that there is a potential conflict of interest between the interest of the client and FFTW in connection with a proxy vote that it is exercising on behalf of a client, FFTW's Chief Investment Officer, Chief Operating Officer or its Chief Legal and Risk Officer, or their respective delegees, will review the matter to ensure that the client's interests are placed ahead of any interest that FFTW may have in connection with the vote.

                                 APPENDIX II-IV

                      HOTCHKIS AND WILEY CAPITAL MANAGEMENT

PROXY AND CORPORATION ACTION VOTING POLICIES

     Generally, we will vote (by proxy or otherwise) in all matters for which a shareholder vote is solicited by, or with respect to, issuers of securities beneficially held in client accounts in such manner as we deem appropriate in accordance with our written policies and procedures. These policies and procedures set forth guidelines for voting many typical proxy proposals. However, each proxy issue will be considered individually in order that we may consider in our judgment what would be in the client's best interest. Further, where a proxy proposal raises a material conflict of interest between the interests of HWCM and our client, we will vote according to our predetermined specific policy. The Compliance Department will review the vote to determine that the decision was based on the client's best interest and was not the product of the conflict.


     May 7, 2003

                                  APPENDIX II-V

                     J.P. MORGAN INVESTMENT MANAGEMENT, INC.

GLOBAL PROXY VOTING
PROCEDURES AND GUIDELINES

     2003 Edition


     July 1, 2003


     PX-PROC-703
     01077

                            TABLE OF CONTENTS--GLOBAL

PART I:   JPMORGAN FLEMING ASSET MANAGEMENT GLOBAL PROXY-VOTING PROCEDURES                         II-18
          A.  Objective                                                                            II-18
          B.  Proxy Committee                                                                      II-18
          C.  The Proxy Voting Process                                                             II-18
          D.  Material Conflicts of Interest                                                       II-19
          E.  Escalation of Material Conflicts of Interest                                         II-19
          F.  Recordkeeping                                                                        II-20
              EXHIBIT A                                                                            II-21

PART II:  JPMORGAN FLEMING ASSET MANAGEMENT GLOBAL PROXY-VOTING GUIDELINES                         II-22
          A.  North America                                                                        II-23
              Table of Contents                                                                    II-24
              Guidelines                                                                           II-26
          B.  Europe, Middle East, Africa, Central America and South America                       II-35
              Table of Contents                                                                    II-36
              Guidelines                                                                           II-37
          C.  Asia (Ex-Japan)                                                                      II-45
          D.  Japan                                                                                II-46


                      JPMorgan Fleming Corporate Governance

PART I:   JPMORGAN FLEMING ASSET MANAGEMENT PROXY VOTING PROCEDURES

A.   OBJECTIVE

     As an investment adviser within JPMorgan Fleming Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a "JPMFAM Entity" and collectively as "JPMFAM") may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMFAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMFAM adopted these Procedures.

     These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the "Guidelines"). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMFAM may not always vote proxies in accordance with the Guidelines.

B.   PROXY COMMITTEE

     To oversee the proxy-voting process on an on-going basis, a Proxy Committee will be established for each global location where proxy-voting decisions are made. Each Proxy Committee will be composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMFAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C.   THE PROXY VOTING PROCESS

     JPMFAM investment professionals monitor the corporate actions of the companies held in their clients' portfolios. To assist JPMFAM investment professionals with public companies' proxy voting proposals, a JPMFAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service ("Independent Voting Service"). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMFAM with a comprehensive analysis of each proxy proposal and providing JPMFAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service's analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMFAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below).

     Situations often arise in which more than one JPMFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

     Each JPMFAM Entity appoints a JPMFAM professional to act as a proxy administrator ("Proxy Administrator") for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service's recommendation with the appropriate JPMFAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMFAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, "Overrides"); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

     In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator's duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

     IN THE EVENT A JPMFAM INVESTMENT PROFESSIONAL MAKES A RECOMMENDATION IN CONNECTION WITH AN OVERRIDE, THE INVESTMENT PROFESSIONAL MUST PROVIDE THE APPROPRIATE PROXY ADMINISTRATOR WITH A WRITTEN CERTIFICATION ("CERTIFICATION") WHICH SHALL CONTAIN AN ANALYSIS SUPPORTING HIS OR HER RECOMMENDATION AND A CERTIFICATION THAT HE OR SHE (A) RECEIVED NO COMMUNICATION IN REGARD TO THE PROXY THAT WOULD VIOLATE EITHER THE J.P. MORGAN CHASE ("JPMC") SAFEGUARD POLICY (AS DEFINED BELOW) OR WRITTEN POLICY ON INFORMATION BARRIERS, OR RECEIVED ANY COMMUNICATION IN CONNECTION WITH THE PROXY SOLICITATION OR OTHERWISE THAT WOULD SUGGEST THE EXISTENCE OF AN ACTUAL OR POTENTIAL CONFLICT BETWEEN JPMFAM'S INTERESTS AND THAT OF ITS CLIENTS AND (B) WAS NOT AWARE OF ANY PERSONAL OR OTHER RELATIONSHIP THAT COULD PRESENT AN ACTUAL OR POTENTIAL CONFLICT OF INTEREST WITH THE CLIENTS' INTERESTS.

D.   MATERIAL CONFLICTS OF INTEREST

     The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser's interests and those of its clients. To address such material potential conflicts of interest, JPMFAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMFAM's investment processes and decisions, including proxy-voting decisions, and to protect JPMFAM's decisions from influences that could lead to a vote other than in its clients' best interests, JPMC (including JPMFAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMFAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMFAM's predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

     Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMFAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMFAM's relationship with such company and materially impact JPMFAM's business; or (ii) a personal relationship between a JPMFAM officer and management of a company or other proponent of a proxy proposal could impact JPMFAM's voting decision.

E.   ESCALATION OF MATERIAL CONFLICTS OF INTEREST

     When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMFAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

     Depending upon the nature of the material conflict of interest, JPMFAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

     -  removing certain JPMFAM personnel from the proxy voting process;

     - "walling off" personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;

     - voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or

     - deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

     The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMFAM acted in the best interests of its clients.

F.   RECORDKEEPING

     JPMFAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

     -  a copy of the JPMFAM Proxy Voting Procedures and Guidelines;

     -  a copy of each proxy statement received on behalf of JPMFAM clients;

     -  a record of each vote cast on behalf of JPMFAM client holdings;

     - a copy of all documents created by JPMFAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision; and

     - a copy of each written request by a client for information on how JPMFAM voted proxies on behalf of the client, as well as a copy of any written response by JPMFAM to any request by a JPMFAM client for information on how JPMFAM voted proxies on behalf of our client.

     It should be noted that JPMFAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

                                    EXHIBIT A

     J.P. Morgan Investment Management, Inc.

     J.P. Morgan Fleming Asset Management (USA) Inc.

     Robert Fleming Inc.

     J.P. Morgan Fleming Asset Management (London) Limited

     J.P. Morgan Fleming Asset Management (UK) Limited

     JF International Management Inc.

     JF Asset Management Limited

     JF Asset Management (Singapore) Limited

PART II:  PROXY VOTING GUIDELINES

     JPMFAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

     JMPFAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMFAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

              PART II.A: NORTH AMERICA GUIDELINES TABLE OF CONTENTS

1.   UNCONTESTED DIRECTOR ELECTIONS                                                                II-26

2.   PROXY CONTESTS                                                                                II-26
     a. Election of Directors                                                                      II-26
     b. Reimburse Proxy Solicitation Expenses                                                      II-26

3    RATIFICATION OF AUDITORS                                                                      II-26

4.   PROXY CONTEST DEFENSES                                                                        II-26
     a. Board Structure: Staggered vs. Annual Elections                                            II-26
     b. Shareholder Ability to Remove Directors                                                    II-27
     c. Cumulative Voting                                                                          II-27
     d. Shareholder Ability to Call Special Meeting                                                II-27
     e. Shareholder Ability to Act by Written Consent                                              II-27
     f. Shareholder Ability to Alter the Size of the Board                                         II-27

5.   TENDER OFFER DEFENSES                                                                         II-27
     a. Poison Pills                                                                               II-27
     b. Fair Price Provisions                                                                      II-28
     c. Greenmail                                                                                  II-28
     d. Unequal Voting Rights                                                                      II-28
     e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws                      II-28
     f. Supermajority Shareholder Vote Requirement to Approve Mergers                              II-28

6.   MISCELLANEOUS BOARD PROVISIONS                                                                II-28
     a. Separate Chairman and CEO Positions                                                        II-28
     b. Lead Directors and Executive Sessions                                                      II-28
     c. Majority of Independent Directors                                                          II-28
     d. Stock Ownership Requirements                                                               II-28
     e. Term of Office                                                                             II-28
     f. Director and Officer Indemnification and Liability Protection                              II-29
     g. Board Size                                                                                 II-29

7.   MISCELLANEOUS GOVERNANCE PROVISIONS                                                           II-29
     a. Independent Nominating Committee                                                           II-29
     b. Confidential Voting                                                                        II-29
     c. Equal Access                                                                               II-29
     d. Bundled Proposals                                                                          II-29
     e. Charitable Contributions                                                                   II-29
     f. Date/Location of Meeting                                                                   II-29
     g. Include Nonmanagement Employees on Board                                                   II-29
     h. Adjourn Meeting if Votes are Insufficient                                                  II-29
     i.    Other Business                                                                          II-29
     j.    Disclosure of Shareholder Proponents                                                    II-29

8.   CAPITAL STRUCTURE                                                                             II-30
     a. Common Stock Authorization                                                                 II-30
     b. Stock Distributions: Splits and Dividends                                                  II-30
     c. Reverse Stock Splits                                                                       II-30

     d. Blank Check Preferred Authorization                                                        II-30
     e. Shareholder Proposals Regarding Blank Check Preferred Stock                                II-30
     f. Adjustments to Par Value of Common Stock                                                   II-30
     g. Restructurings/Recapitalizations                                                           II-30
     h. Share Repurchase Programs                                                                  II-30
     i. Targeted Share Placements                                                                  II-30

9.   EXECUTIVE AND DIRECTOR COMPENSATION                                                           II-31
     a. Stock-based Incentive Plans                                                                II-31
     b. Approval of Cash or Cash-and-Stock Bonus Plans                                             II-31
     c. Shareholder Proposals to Limit Executive and Director Pay                                  II-31
     d. Golden and Tin Parachutes                                                                  II-31
     e. 401(k) Employee Benefit Plans                                                              II-31
     f. Employee Stock Purchase Plans                                                              II-31
     g. Option Expensing                                                                           II-31
     h. Options Repricing                                                                          II-32
     i. Stock Holding Periods                                                                      II-32

10.  INCORPORATION                                                                                 II-32
     a. Reincorporation Outside of the United States                                               II-32
     b. Voting on State Takeover Statutes                                                          II-32
     c. Voting on Reincorporation Proposals                                                        II-32

11.  MERGERS AND CORPORATE RESTRUCTURINGS                                                          II-32
     a. Mergers and Acquisitions                                                                   II-32
     b. Nonfinancial Effects of a Merger or Acquisition                                            II-32
     c. Corporate Restructuring                                                                    II-32
     d. Spin-offs                                                                                  II-32
     e. Asset Sales                                                                                II-32
     f. Liquidations                                                                               II-32
     g. Appraisal Rights                                                                           II-32
     h. Changing Corporate Name                                                                    II-33

12.  SOCIAL AND ENVIRONMENTAL ISSUES                                                               II-33
     a. Energy and Environment                                                                     II-33
     b. Northern Ireland                                                                           II-33
     c. Military Business                                                                          II-33
     d. International Labor Organization Code of Conduct                                           II-33
     e. Promote Human Rights in China, Nigeria, and Burma                                          II-33
     f. World Debt Crisis                                                                          II-33
     g. Equal Employment Opportunity and Discrimination                                            II-33
     h. Animal Rights                                                                              II-33
     i. Product Integrity and Marketing                                                            II-33
     j. Human Resources Issues                                                                     II-33
     k. Link Executive Pay with Social and/or Environmental Criteria                               II-33

13.  FOREIGN PROXIES                                                                               II-34

14.  PRE-SOLICITATION CONTACT                                                                      II-34

1.   UNCONTESTED DIRECTOR ELECTIONS

     Votes on director nominees should be made on a CASE-BY-CASE (for) basis. Votes generally will be WITHHELD from directors who:

     1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

     2)   implement or renew a dead-hand or modified dead-hand poison pill; or

     3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

     4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or

     5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.

     Special attention will be paid to companies that display a chronic lack of shareholder accountability.

2.   PROXY CONTESTS
     2a. ELECTION OF DIRECTORS

     Votes in a contested election of directors must be evaluated on a ICASE-BY-CASE basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

     2b. REIMBURSE PROXY SOLICITATION EXPENSES

     Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a CASE-BY-CASE basis.

3.   RATIFICATION OF AUDITORS

     Vote FOR proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

     Generally vote AGAINST auditor ratification and WITHHOLD votes from Audit Committee members if non-audit fees exceed audit fees.

     Generally vote FOR shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

4.   PROXY CONTEST DEFENSES

     4a. BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

     Proposals regarding classified boards will be voted on a CASE-BY-CASE basis. Classified boards normally will be supported if the company's governing documents contain each of the following provisions:

     1)   Majority of board composed of independent directors,

     2)   Nominating committee composed solely of independent directors,

     3) Do not require more than a two-thirds shareholders' vote to remove a director, revise any bylaw or revise any classified board provision,

     4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

     5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,

     6)   Absence of superior voting rights for one or more classes of stock,

     7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

     8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

     4b. SHAREHOLDER ABILITY TO REMOVE DIRECTORS

     Vote AGAINST proposals that provide that directors may be removed ONLY for cause.

     Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

     Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

     4c. CUMULATIVE VOTING

     Cumulative voting proposals will be voted on a CASE-BY-CASE basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company's governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

     1)   Annually elected board,

     2)   Majority of board composed of independent directors,

     3)   Nominating committee composed solely of independent directors,

     4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

     5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,

     6)   Absence of superior voting rights for one or more classes of stock,

     7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

     8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

     4d. SHAREHOLDER ABILITY TO CALL SPECIAL MEETING

     Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting.

     Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

     4e. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

     We generally vote FOR proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders' meeting and matters to be discussed therein seems a reasonable protection of minority shareholder rights.

     We generally vote AGAINST proposals to allow or facilitate shareholder action by written consent.

     4f. SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

     Vote FOR proposals that seek to fix the size of the board.

     Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

5.   TENDER OFFER DEFENSES
     5a. POISON PILLS

     Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

     Review on a CASE-BY-CASE basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

     5b. FAIR PRICE PROVISIONS

     Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

     Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

     5c. GREENMAIL

     Vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     5d. UNEQUAL VOTING RIGHTS

     Generally, vote AGAINST dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

     Vote FOR dual-class recapitalizations when the structure is designed to protect economic interests of investors.

     5e. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND CHARTER OR BYLAWS

     Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

     Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

     5f. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

     Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

     Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.   MISCELLANEOUS BOARD PROVISIONS

     6a. SEPARATE CHAIRMAN AND CEO POSITIONS

     We will generally vote FOR proposals looking to separate the CEO and Chairman roles.

     6b. LEAD DIRECTORS AND EXECUTIVE SESSIONS

     In cases where the CEO and Chairman roles are combined, we will vote FOR the appointment of a "lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).

     6c. MAJORITY OF INDEPENDENT DIRECTORS

     We generally vote FOR proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

     Vote FOR shareholder proposals requesting that the board's audit, compensation, and/or nominating committees include independent directors exclusively.

     Generally vote FOR shareholder proposals asking for a 2/3 independent board.

     6d. STOCK OWNERSHIP REQUIREMENTS

     Vote FOR shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

     6e. TERM OF OFFICE

     Vote AGAINST shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

     6f. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

     Proposals concerning director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis.

     Vote AGAINST proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

     Vote AGAINST indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

     Vote FOR proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company's best interests, AND (2) the director's legal expenses would be covered.

     6g. BOARD SIZE

     Vote FOR proposals to limit the size of the board to 15 members.

7.   MISCELLANEOUS GOVERNANCE PROVISIONS
     7a. INDEPENDENT NOMINATING COMMITTEE

     Vote FOR the creation of an independent nominating committee.

     7b. CONFIDENTIAL VOTING

     Vote FOR shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

     Vote FOR management proposals to adopt confidential voting.

     7c. EQUAL ACCESS

     Vote FOR shareholder proposals that would give significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

     7d. BUNDLED PROPOSALS

     Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

     7e. CHARITABLE CONTRIBUTIONS

     Vote AGAINST shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

     7f. DATE/LOCATION OF MEETING

     Vote AGAINST shareholder proposals to change the date or location of the shareholders' meeting. No one site will meet the needs of all shareholders.

     7g. INCLUDE NONMANAGEMENT EMPLOYEES ON BOARD

     Vote AGAINST shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

     7h. ADJOURN MEETING IF VOTES ARE INSUFFICIENT

     Vote FOR proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

     7i. OTHER BUSINESS

     Vote FOR proposals allowing shareholders to bring up "other matters" at shareholder meetings.

     7J. DISCLOSURE OF SHAREHOLDER PROPONENTS

     Vote FOR shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8.   CAPITAL STRUCTURE
     8a. COMMON STOCK AUTHORIZATION

     Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.

     Vote AGAINST proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

     8b. STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

     Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance as measured by total shareholder returns.

     8c. REVERSE STOCK SPLITS

     Vote FOR management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company's industry and performance in terms of shareholder returns.

     Vote CASE-BY-CASE on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

     8d. BLANK CHECK PREFERRED AUTHORIZATION

     Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

     Vote FOR proposals to create "blank check" preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

     Vote FOR proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

     Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance as measured by total shareholder returns.

     8e. SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

     Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

     8f. ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

     Vote FOR management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

     8g. RESTRUCTURINGS/RECAPITALIZATIONS

     Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis. Consider the following issues:

     DILUTION--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

     CHANGE IN CONTROL--Will the transaction result in a change in control of the company?

     BANKRUPTCY--Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

     8h. SHARE REPURCHASE PROGRAMS

     Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     8i. TARGETED SHARE PLACEMENTS

     These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a CASE BY CASE BASIS after reviewing the individual situation of the company receiving the proposal.

9.   EXECUTIVE AND DIRECTOR COMPENSATION
     9a. STOCK-BASED INCENTIVE PLANS

     Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

     Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

     Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an AGAINST vote is indicated. If the proposed cost is below the allowable cap, a vote FOR the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an AGAINST vote--even in cases where the plan cost is considered acceptable based on the quantitative analysis.

     9b. APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

     Vote FOR cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

     9c. SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

     Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

     Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

     Review on a CASE-BY-CASE basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

     9d. GOLDEN AND TIN PARACHUTES

     Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

     9e. 401(k) EMPLOYEE BENEFIT PLANS

     Vote FOR proposals to implement a 401(k) savings plan for employees.

     9f. EMPLOYEE STOCK PURCHASE PLANS

     Vote FOR employee stock purchase plans with an offering period of 27 months or less when voting power dilution is ten percent or less.

     Vote AGAINST employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.

     9g. OPTION EXPENSING

     Within the context of common industry practice, generally vote FOR shareholder proposals to expense fixed-price options.

     9h. OPTION REPRICING

     In most cases, we take a negative view of option repricings and will, therefore, generally vote AGAINST such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally SUPPORT such proposals.

     9i. STOCK HOLDING PERIODS

     Generally vote AGAINST all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

10.  INCORPORATION
     10a.  REINCORPORATION OUTSIDE OF THE UNITED STATES

     Generally speaking, we will vote AGAINST companies looking to reincorporate outside of the U.S.

     10b.  VOTING ON STATE TAKEOVER STATUTES

     Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

     10C.  VOTING ON REINCORPORATION PROPOSALS

     Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis. Review management's rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11.  MERGERS AND CORPORATE RESTRUCTURINGS
     11a. MERGERS AND ACQUISITIONS

     Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

     11b. NONFINANCIAL EFFECTS OF A MERGER OR ACQUISITION

     Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote AGAINST proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

     11c. CORPORATE RESTRUCTURING

     Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, Spin-offs, liquidations, and asset sales, should be considered on a CASE-BY-CASE basis.

     11d. SPIN-OFFS

     Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

     11e. ASSET SALES

     Votes on asset sales should be made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

     11f. LIQUIDATIONS

     Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     11g.  APPRAISAL RIGHTS

     Vote FOR proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

     11h. CHANGING CORPORATE NAME

     Vote FOR changing the corporate name.

12.  SOCIAL AND ENVIRONMENTAL ISSUES
     12a. ENERGY AND ENVIRONMENT

     Vote CASE-BY-CASE on proposals that request companies to subscribe to the CERES Principles.

     Vote CASE-BY-CASE on disclosure reports that seek additional information.

     12b.  NORTHERN IRELAND

     Vote CASE-BY-CASE on proposals pertaining to the MacBride Principles.

     Vote CASE-BY-CASE on disclosure reports that seek additional information about progress being made toward eliminating employment discrimination.

     12c.  MILITARY BUSINESS

     Vote CASE-BY-CASE on defense issue proposals.

     Vote CASE-BY-CASE on disclosure reports that seek additional information on military-related operations.

     12d.  INTERNATIONAL LABOR ORGANIZATION CODE OF CONDUCT

     Vote CASE-BY-CASE on proposals to endorse international labor organization code of conducts.

     Vote CASE-BY-CASE on disclosure reports that seek additional information on company activities in this area.

     12e.  PROMOTE HUMAN RIGHTS IN CHINA, NIGERIA, AND BURMA

     Vote CASE-BY-CASE on proposals to promote human rights in countries such as China, Nigeria, and Burma.

     Vote CASE-BY-CASE on disclosure reports that seek additional information on company activities regarding human rights.

     12f. WORLD DEBT CRISIS

     Vote CASE-BY-CASE ON proposals dealing with third world debt.

     Vote CASE-BY-CASE on disclosure reports regarding company activities with respect to third world debt.

     12g. EQUAL EMPLOYMENT OPPORTUNITY AND DISCRIMINATION

     Vote CASE-BY-CASE on proposals regarding equal employment opportunities and discrimination.

     Vote CASE-BY-CASE on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

     12h. ANIMAL RIGHTS

     Vote CASE-BY-CASE ON proposals that deal with animal rights.

     12i. PRODUCT INTEGRITY AND MARKETING

     Vote CASE-BY-CASE ON proposals that ask companies to end their production of legal, but socially questionable, products.

     Vote CASE-BY-CASE on disclosure reports that seek additional information regarding product integrity and marketing issues.

     12j. HUMAN RESOURCES ISSUES

     Vote CASE-BY-CASE on proposals regarding human resources issues.

     Vote CASE-BY-CASE on disclosure reports that seek additional information regarding human resources issues.

     12k. LINK EXECUTIVE PAY WITH SOCIAL AND/OR ENVIRONMENTAL CRITERIA

     Vote CASE-BY-CASE on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

     Vote CASE-BY-CASE on disclosure reports that seek additional information regarding this issue.

13.  FOREIGN PROXIES

     Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14.  PRE-SOLICITATION CONTACT

     From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

WHAT IS MATERIAL NON-PUBLIC INFORMATION?

     The definition of material non-public information is highly subjective. The general test however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

     -  a pending acquisition or sale of a substantial business;

     - financial results that are better or worse than recent trends would lead one to expect;

     -  major management changes;

     -  an increase or decrease in dividends;

     - calls or redemptions or other purchases of its securities by the company;

     -  a stock split, dividend or other recapitalization; or

     - financial projections prepared by the Company or the Company's representatives.

WHAT IS PRE-SOLICITATION CONTACT?

     Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?", to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"

     Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

     It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

PART III.B: EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA AND SOUTH AMERICA GUIDELINES TABLE OF CONTENTS

1.   REPORTS & ACCOUNTS                                                                            II-37

2.   DIVIDENDS                                                                                     II-37

3.   AUDITORS                                                                                      II-37
     a. Auditor Independence                                                                       II-37
     b. Auditor Remuneration                                                                       II-37

4.   BOARDS                                                                                        II-37
     a. Chairman & CEO                                                                             II-37
     b. Board Structure                                                                            II-37
     c. Board Size                                                                                 II-38
     d. Board Independence                                                                         II-38
     e. Board Committees                                                                           II-38

5.   DIRECTORS                                                                                     II-38
     a. Directors' Contracts                                                                       II-38
     b. Executive Director's Remuneration                                                          II-39
     c. Directors' Liability                                                                       II-39
     d. Directors over 70                                                                          II-39

6.   NON-EXECUTIVE DIRECTORS                                                                       II-39
     a. Role of Non-Executive Directors                                                            II-39
     b. Director Independence                                                                      II-39
     c. Non-Executive Director's Remuneration                                                      II-40
     d. Multiple Directorships                                                                     II-40

7.   ISSUE OF CAPITAL                                                                              II-40
     a. Issue of Equity                                                                            II-40
     b. Issue of Debt                                                                              II-40
     c. Share Repurchase Programmes                                                                II-40

8.   MERGERS/ACQUISITIONS                                                                          II-40

9.   VOTING RIGHTS                                                                                 II-40

10.  SHARE OPTIONS/LONG-TERM INCENTIVE PLANS (L-TIPs)                                              II-41
     a. Share Options                                                                              II-41
     b. Long-Term Incentive Plans (L-TIPs)                                                         II-41

11.  OTHERS                                                                                        II-41
     a. Poison Pills                                                                               II-41
     b. Composite Resolutions                                                                      II-41
     c. Social/Environmental Issues                                                                II-41
     d. Charitable Issues                                                                          II-42
     e. Political Issues                                                                           II-42

12.  SHAREHOLDER ACTIVISM AND COMPANY ENGAGEMENT                                                   II-42
     a. Activism Statement                                                                         II-42
     b. Activism Policy                                                                            II-42

13.  SOCIAL RESPONSIBLE INVESTMENT ("SRI")                                                         II-43
     a. SRI Statement                                                                              II-43
     b. SRI Policy                                                                                 II-43

1.   REPORTS & ACCOUNTS

     Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

     For UK companies, a statement of compliance with the Combined Code should be made, or reasons given for non-compliance. The reports and accounts should include a detailed report on executive remuneration, and best practice demands that this should also be submitted to shareholders for approval.

     Legal disclosure varies from market to market. If, in our opinion, a company's standards of disclosure (whilst meeting minimum legal requirements) are insufficient, we will inform company management of our concerns, and either abstain or vote against the approval of the annual report, depending on the circumstances. Similar consideration would relate to the use of inappropriate accounting methods.

2.   DIVIDENDS

     Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting.

     We will vote against dividend proposals if the earnings and cash cover are inadequate and we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3.   AUDITORS

     3a. AUDITOR INDEPENDENCE

     Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented.

     JPMF will vote against the appointment or reappointment of auditors who are not perceived as being independent. The length of time both the audit company and the audit partner have served in their capacity with a given company will be taken into account when determining independence.

     3b. AUDITOR REMUNERATION

     Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company's total expenditure on consultancy, and there should be a mechanism in place to ensure that consultancy work is put out to competitive tender.

     We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.

     See Audit Committee.

4.   BOARDS
     4a.   CHAIRMAN & CEO

     The Combined Code states that there should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMF believes that the roles of Chairman and Chief Executive Officer should normally be separate. JPMF will generally vote against combined posts.

     4b. BOARD STRUCTURE

     JPMF is in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We agree with the Combined Code, which finds that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for reelection on a regular basis.

     JPMF will generally vote to encourage the gradual phasing-out of tiered board structures, in favour of unitary boards. However, tiered boards are still very prevalent in markets outside the UK and local market practice will always be taken into account.

     4c. BOARD SIZE

     Boards with more than 20 directors are deemed excessively large, and JPMF will exercise its voting powers in favour of reducing large boards wherever possible.

     4d. BOARD INDEPENDENCE

     JPMF believes that a strong independent element to a board is essential to the effective running of a company. The Combined Code states that the calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board's decisions. We agree with the ICGN, and the findings of the Higgs Review, that the majority of a board of directors should be independent, especially if the company has a joint Chairman/CEO. However, as a minimum, all boards should require at least three non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

     JPMF will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     See Non Executive Directors.

     4e. BOARD COMMITTEES

     Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

     (i) Nomination Committee--There should be a formal nomination process for the appointment of Directors with both executive and non-executive representation on the Nomination Committee.

     (ii) Remuneration Committee--Boards should appoint remuneration committees consisting exclusively of independent non-executive directors, with no personal financial interest in relation to the matters to be decided, other than their fees and their shareholdings. Non-executive directors should have no potential conflicts of interest arising from cross directorships and no day-to-day involvement in the running of the business. We would oppose the reelection of any non executive director who, in our view, had failed to exercise sound judgement on remuneration issues.

     (iii) Audit Committee--An Audit Committee should be established consisting solely of non-executive directors, who should be independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of up-to-date financial literacy and there should be written terms of reference which deal clearly with their authority and duties. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff presence, and they should have an explicit right of unrestricted access to company documents and information. The Committee should have the authority to engage independent advisers where appropriate and also should have responsibility for selecting and recommending to the board, the external auditors to be put forward for appointment by the shareholders in general meeting. The Committee should monitor and review the scope and results of internal audit work on a regular basis. The Committee should be able to give additional assurance about the quality and reliability of financial information used by the board and public financial statements by the company.

5.   DIRECTORS
     5a. DIRECTORS' CONTRACTS

     JPMF believes that there is a strong case for directors' contracts being of one year's duration or less. This is in line with the findings of recent UK government committees as well as the view of the NAPF and ABI. However, JPMF always examines these issues on a case-by-case basis and we are aware that there will occasionally be a case for contracts of a longer duration in exceptional circumstances, in order to secure personnel of the required calibre.

     Generally, we encourage contracts of one year or less and vote accordingly. Unless the remuneration committee gives a clearly-argued reason for contracts in excess of one year, we will vote against the reelection of any director who has such a contract, as well as consider the reelection of any director who is a member of the remuneration committee.

     Directors' contracts increasingly contain special provisions whereby additional payment becomes due in the event of a change of control. We agree with the view of the NAPF and ABI that such terms are inappropriate and should be discouraged and, under normal circumstances, we will use our voting power accordingly.

     Market practice globally regarding the length of directors' service contracts varies enormously, and JPMF is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMF investment takes into account local market practice when making judgements in this area.

     5b. EXECUTIVE DIRECTORS' REMUNERATION

     Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. However, company policy in this area cannot be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent and fully disclosed to shareholders in the Annual Report.

     JPMF will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

     We strongly believe that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least one year's salary, in order to align fully their interests with the interests of shareholders.

     See Stock Options and Long-Term Incentive Plans (L-TIPs).

     5c. DIRECTORS' LIABILITY

     In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

     JPMF will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     5d. DIRECTORS OVER 70

     Whilst special requirements for directors over 70 have their roots in company legislation (in the UK) as well as various corporate governance guidelines, JPMF considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer him or herself for reelection each year.

6.   NON-EXECUTIVE DIRECTORS
     6a. ROLE OF NON-EXECUTIVE DIRECTORS

     As stated earlier in these guidelines, JPMF believes that a strong independent element to a board is essential to the effective running of a company. We will use our voting power to ensure that a healthy independent element to the board is preserved at all times and to oppose the reelection of non-executive directors whom we no longer consider to be independent.

     In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets' differing attitudes to director independence.

     In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

     Audit and remuneration committees should be composed exclusively of independent directors.

     6b. DIRECTOR INDEPENDENCE

     We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

     A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer be deemed to be independent.

     6c. NON-EXECUTIVE DIRECTOR'S REMUNERATION

     JPMF strongly believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded options.

     6d. MULTIPLE DIRECTORSHIPS

     In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

7.   ISSUE OF CAPITAL
     7a. ISSUE OF EQUITY

     In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JPMF believes that any new issue of equity should first be offered to existing shareholders on a preemptive basis.

     JPMF will vote in favour of increases in capital which enhance a company's long-term prospects. We will also vote in favour of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions).

     JPMF will vote against increases in capital which would allow the company to adopt "poison pill" takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long term.

     7b. ISSUE OF DEBT

     Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

     JPMF will vote in favour of proposals which will enhance a company's long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

     7c. SHARE REPURCHASE PROGRAMMES

     Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMF will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

     We will vote against such programmes when shareholders' interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

8.   MERGERS/ACQUISITIONS

     Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Committee. Individual circumstances will always apply. However, as a general rule, JPMF will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value though other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

9.   VOTING RIGHTS

     JPMF believes in the fundamental principle of "one share, one vote." Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder's equity capital commitment to the company.

     Similarly, we will generally oppose amendments to require supermajority (i.e., more than 51%) votes to approve mergers, consolidations or sales of assets or other business combinations.

10. SHARE OPTIONS/LONG-TERM INCENTIVE PLANS (L-TIPs)
     10a. SHARE OPTIONS

     Share option schemes should be clearly explained and fully disclosed to both shareholders and participants, and put to shareholders for approval. Each director's share options should be detailed, including exercise prices, expiry dates and the market price of the shares at the date of exercise. They should take into account maximum levels of dilution, as set out in ABI, NAPF and similar guidelines. Full details of any performance criteria should be included. Share options should never be issued at a discount, and there should be no award for below-median performance. In general, JPMF will vote in favour of option schemes, the exercise of which requires that challenging performance criteria be met.

     Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

     We will generally vote against the cancellation and reissue, retesting or repricing, of underwater options.

     10b.  LONG-TERM INCENTIVE PLANS (L-TIPs)

     A Long-Term Incentive Plan ("L-TIP") can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

     JPMF, in agreement with the stipulations of the Combined Code, feels that the performance-related elements of any L-TIP should be designed to give directors keen incentives to perform at the highest levels, and that grants under such schemes should be subject to performance criteria which are challenging and which reflect the company's objectives.

     Ideally, the L-TIP should use a methodology such as total shareholder return ("TSR"), coupled with a financial underpin such as growth in earnings per share ("EPS"). Performance should be benchmarked against an appropriate comparator group of companies and a graph of recent performance should be included. Awards should increase on a straight-line basis, with a maximum award only vesting for the very highest performance. As with share option schemes, there should be no award for below-median performance. Any beneficiary should be encouraged to retain any resultant shares for a suitable time.

     In all markets JPMF will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

11.  OTHERS
     11a. POISON PILLS

     Poison pills, or shareholder rights plans, are designed to give shareholders of a target company the right to purchase shares of the acquiring company, the target company, or both at a substantial discount from market value. These rights are exercisable once a predefined "triggering event" occurs, generally a hostile takeover offer or an outsider's acquisition of a certain percentage of stock. Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

     JPMF reviews such proposals on a case-by-case basis; however we will generally vote against such proposals and support proposals aimed at revoking existing plans.

     In reaching its voting position, the Committee has reviewed and continues to review current takeover events. However, it has concluded that there is no clear evidence that poison pills deter takeover offers or defeat takeover attempts, and are in fact sometimes used as tools to entrench management.

     11b.  COMPOSITE RESOLUTIONS

     Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or "bundled" resolutions, depending on the context.

     11c. SOCIAL/ENVIRONMENTAL ISSUES

     The Committee reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors; nevertheless, from time to time, a company's response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered in determining our vote.

     Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMF's SRI policy.

     See Socially Responsible Investment (SRI).

     11d. CHARITABLE ISSUES

     Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

     11e. POLITICAL ISSUES

     JPMF does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

     12. SHAREHOLDER ACTIVISM AND COMPANY ENGAGEMENT
     12a.  ACTIVISM STATEMENT

     The Myners Review identified "shareholder activism" as an important part of the responsibilities of UK pension fund trustees and their investment managers and recommended that managers address the issue as follows:

     -  ensure managers have an explicit strategy on activism

     -  monitor the performance of investee companies

     -  intervene where necessary

     -  evaluate the impact of engagement activity

     -  report back to clients

     This approach was endorsed by the Institutional Shareholders' Committee ("ISC") in their response to Myners. Curiously, neither activism nor intervention is defined in the Myners Report and they are interpreted differently by different investors. At one extreme are those who deliberately set out to invest in underperforming companies with the aim of encouraging change. Such investors would expect to be involved in detailed discussions about management and policy and would expect to have significant influence on both. As effective insiders they are unlikely to be active traders of their position and will take a long-term view of the investment, regardless of market conditions. At the other extreme are those who regard activism as the simple process of voting their shareholding, with little or no regard for a company's governance policy or standards. They would argue that their clients' interests are best served by selling shares in underperforming companies. JPMF's approach is set out below.

     12b. ACTIVISM POLICY

     (i) EXPLICIT STRATEGY--A clearly articulated policy has existed at JPMF for many years. Our primary aim is to protect our clients' interests. Thus, where appropriate, we will engage with companies in which client assets are invested if they fail to meet our requirements with regard to corporate governance and/or performance. The approach involves active discussion with company management and, if necessary, participation in action groups, but not direct involvement in management.

     Our strategy is explicitly based on the US Department of Labor's recommendations which are commended by Myners and which have been cited in every edition of our Voting Policy and Guidelines.

     (ii) MONITOR PERFORMANCE--At JPMF, whilst we do seek to build a good understanding of the businesses in which we invest, we do not see ourselves in any way as management consultants. Our responsibility is to achieve our clients' investment objectives and, provided a company's potential is undiminished and it offers satisfactory prospective returns, we believe that we are most likely to meet these objectives retaining our holdings, meeting management, when appropriate and by considered voting at company meetings. In addition we increasingly find that we are consulted by companies on remuneration policy proposals. Of course, there are times when it is in the best interests of our clients to sell holdings in companies which we expect to perform badly and we absolutely reserve the right to do so.

     (iii) INTERVENE WHERE NECESSARY--As we have an active approach to proxy voting we do, in that sense, intervene frequently in company affairs and this causes us to vote against or abstain on resolutions at company meetings.

     Whenever we believe that it may be appropriate to vote against management, we speak with the company in order to ensure that they are fully informed of the reasons for the policy to which we are opposed and to give management an opportunity to amend that policy. The evidence is that by consistently seeking compliance with best practice we do, over time, influence company behaviour. On occasion, this has been best achieved by registering disapproval and abstaining whilst making it clear to management that unless policy changes within a year we shall vote against management in the following year. In this context we have found "vocal abstention" as a very potent form of activism.

     JPMF does not intervene directly in the management of companies. However, where a company has failed to meet our expectations in terms of revenue or profits growth and it is not clear what action is being taken to remedy the situation but we believe that the potential of the company still justifies retention in our clients' portfolios, we arrange to meet with senior management. On such occasions we expect management to explain what is being done to bring the business back on track, but if possible we try to avoid being made insiders as this constrains our ability to deal in the stock. In the small capitalisation end of the market, more aggressive intervention is more common, but still infrequent, as we may hold a significant percentage of a company's equity. In such circumstances we will frequently raise our concerns first with the company's brokers or advisers.

     (iv) EVALUATE IMPACT--Noone to our knowledge has so far been able to measure directly and explicitly the benefits of good corporate governance. However, we remain convinced that a strong governance culture leads ultimately to a better business with above average growth and a better stock market rating. There is some evidence from the emerging markets that better governance leads to more effective capital markets and until recently investors' confidence in the Anglo-Saxon markets was supported by a belief in their strong governance culture.

     As investors we scrutinise companies' governance policies as a part of our investment research and take comfort from good governance. Thus, one measure of success is the extent to which our investment strategy achieves our clients' investment objectives. Where we have pushed for change, either in governance policies or in business strategy, we measure success by the extent that change is forthcoming and whether our clients benefit as a result.

     We are actively involved in a number of working parties and investor groups and our aim is to be at the forefront of developments in this area.

     (v) REPORTING--Reports detailing our engagement activity are available to clients on a quarterly basis.

13.  SOCIALLY RESPONSIBLE INVESTMENT ("SRI")
     13a.  SRI STATEMENT

     From 3rd July 2000, trustees of occupational pension schemes in the UK have been required to disclose their policy on socially responsible investment in their Statement of Investment Principles.

     JPMF has had experience in tailoring portfolios to meet individual ethical requirements for over fifty years. We believe that we operate to the highest standards and that our SRI screens will meet or exceed the requirements of most clients. For pension fund clients, who are not permitted to exclude specific areas of investment from their portfolios, we have developed a number of strategies to positively target companies with superior social, ethical and environmental credentials.

     For institutional clients such as charitable foundations and endowments, where the legal framework for ethical and socially responsible investing is less restrictive, JPMF has substantial experience over a long period of time of managing ethically-constrained portfolios. This service is client-preference led and flexible, and forms part of our charitable sector specialist investment services.

     For clients who have not specified individual social or environmental criteria in their guidelines, these issues are still taken into account by analysts and portfolio managers as part of the overall stock selection process, and certain engagement activity is still undertaken by JPMF on their behalf. This is detailed in the following section.

     13b.  SRI POLICY

     Where JPMF engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JPMF will also engage with company management on specific issues at company one-to-one meetings. This engagement activity is then reported to clients at regular intervals.

     Where social or environmental issues are the subject of a proxy vote, JPMF will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

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     Informulating our SRI policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a company in an extractive industry or the defence industry will not be automatically marked down because their sector is perceived as "unfriendly." Similarly, a company in a low-impact industry such as financial services will still be expected to have in place detailed policies and rigorous oversight of its environmental impact. JPMF is committed to improving standards of corporate social responsibility among all of the companies in which it invests its clients' assets as part of an inclusive positive engagement strategy.

     The current focus of this engagement process is on UK companies. However, social and environmental issues are taken into account for overseas companies on a wider basis where appropriate as described previously. It is anticipated that our SRI program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.

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PART IV: ASIA EX-JAPAN PROXY VOTING GUIDELINES

     1. The client is the beneficial owner of all securities in a portfolio. As such the client is entitled to all benefits of ownership including the exercise of votes in the event of corporate actions.

     2. In the absence of specific client instructions, the investment manager is the party responsible for exercising the voting of proxies.

     3. JFAM, as investment managers, recognise that proxies have an economic value; the voting of proxies therefore represents a responsibility on JFAM as fiduciaries.

     4. The sole criterion for determining how to vote a proxy is always what is in the best interest of the client.

     5. For routine proxies (e.g., in respect of voting at AGMs) the house position is neither to vote in favour or against. For EGMs, however, where specific issues are put to a shareholder vote, these issues are analysed by the respective Country Specialist concerned. A decision is then made based on his/her judgement.

     6. Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JFAM pays particular attention to management's arguments for promoting the prospective change. The sole criterion in determining our voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

     7. Corporate governance procedures differ among the countries. Proxy materials are generally mailed by the issuer to the subcustodian which holds the securities for the client in the country where the portfolio company is organised, but there may not be sufficient time for such materials to be transmitted to the investment manager in time for a vote to be cast. Many proxy statements are in foreign languages. In some countries proxy statements are not mailed at all. Voting is highly impractical (if not impossible) in locations where the deadline for voting is two to four days after the initial announcement that a vote is to be solicited or where voting is restricted to the beneficial owner. In short, because of the time constraints and local customs involved, it is not always possible for an investment manager to receive and review all proxy materials in connection with each item submitted for vote. The cost of voting is also an issue that we will consider in light of the expected benefit of the vote.

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PART V: JAPAN PROXY VOTING GUIDELINES

     1. NUMBER OF DIRECTORS. To ensure a swift management decision-making process, the appropriate number of directors should be 20 or less.

     2. RELEASE OF DIRECTORS FROM LEGAL LIABILITY. Vote against actions releasing a director from legal liability.

     3.   DIRECTOR'S TENURE. Director's tenure should be less than 1 year.

     4. DIRECTOR'S REMUNERATION. Remuneration of directors should generally be determined by an independent committee.

     5.   AUDIT FEES. Audit fees must be at an appropriate level.

     6. CAPITAL INCREASE. Capital increases will be judged on a case-by-case basis depending on its purpose. Vote against capital increases if the purpose is to defend against a takeover.

     7. BORROWING OF FUNDS. Vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover.

     8. SHARE REPURCHASE PROGRAMS. Vote in favor of share repurchase programs if it leads to an increase in the value of the company's shares.

     9. PAYOUT RATIO. As a general rule, vote against any proposal for appropriation of profits which involves a payout ratio of less than 50% (after taking into account other forms of payouts to shareholders such as share repurchase programs) if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.

     10. MERGERS/ACQUISITIONS. Mergers and acquisitions must only be consummated at a price representing fair value.

     11. STOCK OPTIONS. Stock option programs should generally be publicly disclosed. Programs which result in increases in remuneration despite declines in corporate earnings (such as through a downward adjustment of the exercise price) is generally not acceptable.

     12. POLITICAL CONTRIBUTIONS. Do not approve any use of corporate funds for political activities.

     13. ENVIRONMENTAL/SOCIAL ISSUES. Do not take into account environmental/social issues that do not affect the economic value of the company.

                                     II-44
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                                 APPENDIX II-VI

                             PROXY VOTING POLICY OF
                         LAZARD ASSET MANAGEMENT LLC AND
                     LAZARD ASSET MANAGEMENT (CANADA), INC.

A.   INTRODUCTION

     As a fiduciary, Lazard Asset Management LLC ("Lazard") is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interest, and within the framework of this Proxy Voting Policy (the "Policy"). Lazard has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfy the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

     Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Absent specific client guidelines, Lazard's policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective.

     This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B.   RESPONSIBILITY TO VOTE PROXIES

     Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account, but over which Lazard exercises no investment discretion, are not voted by Lazard.

C.   GENERAL ADMINISTRATION
     1. OVERVIEW

     Lazard's proxy voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal and Compliance Department and by a Proxy Committee currently consisting of Michael Bennett, Managing Director and a Portfolio Manager for Lazard's international equity products, Richard Tutino, Director and a Portfolio Manager for Lazard's U.S. equity products, and Melissa Cook, Lazard's Global Head of Research. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the "Approved Guidelines"), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard's General Counsel or Chief Compliance Officer. A representative of Lazard's Legal and Compliance Department must be present at all Proxy Committee meetings.

     2. ROLE OF THIRD PARTIES

     To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

     ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard's behalf all proxy information sent by custodians that hold securities of Lazard's clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS's analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are

                                     II-45
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considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

     3. VOTING PROCESS

     Lazard's Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the "Approved Guidelines"). As discussed more fully below in Section D of this Policy, depending on the proposal, the Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

     Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, "Portfolio Management") is essential. Portfolio Management is, in Lazard's view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer's shares. Consequently, the Manager of ProxyOps seeks Portfolio Management's recommendation on how to vote all such proposals.

     In seeking Portfolio Management's recommendation, the Manager of ProxyOps provides ISS's recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management's recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard's Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management's recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard's vote.

     ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management both the Approved Guideline, as well as ISS's recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.)

D.   SPECIFIC PROXY ITEMS

     Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

     1.   ROUTINE ITEMS

     Lazard generally votes routine items as recommended by the issuer's management and Board of Directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

     -  routine election or re-election of Directors;

     - appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

     -  issues relating to the timing or conduct of annual meetings;

     -  directors' liability and indemnification; and

     -  name changes.

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     2.   CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS MATTERS

     Many proposals address issues related to corporate governance and shareholder rights. These items often relate to the Board of Directors and its committees, anti-takeover measures, and the conduct of the company's shareholder meetings.

          a. BOARD OF DIRECTOR AND ITS COMMITTEES

     Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer's Board of Directors. Lazard believes that in most instances, the Board and the issuer's management are in the best position to make the determination how to best increase the Board's effectiveness. Lazard does not believe that establishing burdensome requirements regarding a Board will achieve this objective. Lazard has Approved Guidelines to vote:

     - FOR the establishment of an independent nominating committee, audit committee or compensation committee of a Board of Directors;

     -  FOR a requirement that a majority of Directors be independent;

     - ON A CASE-BY-CASE BASIS regarding the election of Directors where the Board does not have those committees or sufficient independence;

     - FOR proposals that the Board's committees be comprised solely of independent Directors or consist of a majority of independent directors;

     - FOR proposals to limit Directors' liability; broaden indemnification of Directors; and approve indemnification agreements for officers and Directors, UNLESS doing so would affect shareholder interests in a specific pending or threatened litigation, in which case, it is ON A CASE -BY-CASE BASIS;

     - FOR proposals seeking to de-classify a Board and AGAINST proposals seeking to classify a Board;

     -  ON A CASE-BY-CASE BASIS on all proposals relating to cumulative voting;

     - AGAINST shareholder proposals calling for the establishment of shareholder advisory committees or, absent a demonstrable need, the establishment of other committees;

     - AGAINST shareholder proposals seeking union or special-interest representation on the Board;

     - AGAINST shareholder proposals seeking to establish term limits or age limits for Directors;

     - ON A CASE-BY-CASE BASIS on shareholder proposals seeking to require that the issuer's Chairman and Chief Executive Officer be different individuals;

     - AGAINST shareholder proposals seeking to establish Director stock-ownership requirements; and

     - AGAINST shareholder proposals seeking to change the size of a Board, requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat.

          b. ANTI-TAKEOVER MEASURES

     Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company's shares. Consequently, Lazard has adopted Approved Guidelines to vote:

     - AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

     - AGAINST shareholder rights plans (also known as "poison pill plans") and FOR proposals seeking to require all poison pill plans be submitted to shareholder vote;

     - AGAINST proposals seeking to adopt fair price provisions and FOR proposals seeking to rescind them;

     -  AGAINST "blank check" preferred stock; and

     - ON A CASE-BY-CASE BASIS regarding other provisions seeking to amend a company's by-laws or charter regarding anti-takeover provisions.

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          c. CONDUCT OF SHAREHOLDER MEETINGS

     Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

     -  AGAINST proposals to adjourn meetings;

     - AGAINST proposals seeking to eliminate or restrict shareholders' right to call a special meeting;

     -  FOR proposals providing for confidential voting;

     - AGAINST efforts to eliminate or restrict right of shareholders to act by written consent;

     - AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, and

     -  ON A CASE-BY-CASE BASIS on changes to quorum requirements.

     3.   CHANGES TO CAPITAL STRUCTURE

     Lazard receives many proxies that include proposals relating to a company's capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. The Board and management may have many legitimate business reasons in seeking to effect changes to the issuer's capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

     - FOR management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

     -  FOR stock splits and reverse stock splits;

     - ON A CASE-BY-CASE BASIS on matters affecting shareholder rights, such as amending votes-per-share;

     - ON A CASE-BY-CASE BASIS on management proposals to issue a new class of common or preferred shares;

     -  FOR management proposals to adopt or amend dividend reinvestment plans;

     - AGAINST changes in capital structure designed to be used in poison pill plans; and

     - ON A CASE-BY-CASE BASIS on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

     4.   STOCK OPTION PLANS AND OTHER EXECUTIVE COMPENSATION ISSUES

     Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of the Board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

     -  ON A CASE-BY-CASE BASIS regarding all stock option plans;

     - AGAINST restricted stock plans that do not involve any performance criteria;

     -  FOR employee stock purchase plans;

     -  ON A CASE-BY-CASE BASIS for stock appreciation rights plans;

     -  FOR deferred compensation plans;

     - ON A CASE-BY-CASE BASIS on proposals to approve executive loans to exercise options;

     -  AGAINST proposals to re-price underwater options;

     - AGAINST shareholder proposals to eliminate or restrict severance agreements, and FOR proposals to submit severance agreements to shareholders for approval; and

     - AGAINST proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

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     5.   MERGERS AND OTHER SIGNIFICANT TRANSACTIONS

     Shareholders are asked to consider a number of different types of significant trans actions, including mergers, acquisitions, sales of all or substantially all of a company's assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard's Approved Guideline is to vote on each of these transactions ON A CASE-BY-CASE BASIS.

     6.   SOCIAL AND POLITICAL ISSUES

     Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company's management and its Board of Directors.

     Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote AGAINST most of these proposals. Lazard has adopted Approved Guidelines to vote FOR measures relating to ILO Principles, the adoption of anti-discrimination policies and certain other similar proposals.

E. VOTING NON-U.S. SECURITIES

     Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder's ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as "share blocking"). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. The Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

F. CONFLICTS OF INTEREST
     1. OVERVIEW

     Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

     Potential conflicts of interest are inherent in Lazard's organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

     - Lazard Freres & Co. LLC ("LFNY"), Lazard's parent and a registered broker-dealer, or an investment banking affiliate has an investment banking or capital markets relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

     - Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

     - Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

     - A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

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     2.  GENERAL POLICY AND CONSEQUENCES OF VIOLATIONS

     All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LFNY or any of their Managing Directors, officers, employees or affiliates.

     ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal and Compliance Department. No other Managing Directors, officers or employees of Lazard, LFNY or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between a Managing Director, officer or employee of LFNY and a Managing Director, officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard's client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business.

     Every Managing Director, officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if a Managing Director, officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If a Managing Director, officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

     3.  MONITORING FOR CONFLICTS AND VOTING WHEN A MATERIAL CONFLICT EXISTS

     Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.

         a. WHERE APPROVED GUIDELINE IS FOR OR AGAINST

     Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will determine whether a conflict of interest or potential conflict of interest exists by: (1) determining whether the sponsor of the proposal is a Lazard client and notifying Lazard's Chief Compliance Officer if the sponsor is a Lazard client; and (2) notifying the Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

     If it appears that a conflict of interest exists, the Manager of ProxyOps and the Chief Compliance Officer will convene a meeting of the Proxy Committee, which will determine whether the conflict is material. Whether a conflict is "material" will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal involved.

     If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

         b. WHERE APPROVED GUIDELINE IS CASE-BY-CASE

     In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard's policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. In determining whether a conflict of interest or a potential conflict of interest may exist, the Manager of ProxyOps will: (1) determine whether the sponsor of the proposal is a Lazard client and notify Lazard's Chief Compliance Officer if the sponsor is a Lazard client; and (2) notify the Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

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     If it appears that a conflict of interest exists, the Manager of ProxyOps and the Chief Compliance Officer will convene a meeting of the Proxy Committee, which will determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LFNY having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the recommendation of ISS. If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation.

G. REVIEW OF POLICY

     The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard's General Counsel or Chief Compliance Officer.


     REVISED AS OF JUNE 30, 2003

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                                 APPENDIX II-VII


                             NFJ INVESTMENT GROUP LP

                           PART II FORM ADV DISCLOSURE

GENERAL PROXY VOTING POLICY

     NFJ INVESTMENT GROUP L.P. (the "Company") typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, the Company's primary objective is to make voting decisions solely in the best economic interests of its clients. The Company will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts.

     The Company has adopted written Proxy Policy Guidelines and Procedures (the "Proxy Guidelines") that are reasonably designed to ensure that the Company is voting in the best interest of its clients. The Proxy Guidelines reflect the Company's general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guideline. Upon receipt of a client's written request, the Company may also vote proxies for that client's account in a particular manner that may differ from the Proxy Guideline. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

     In accordance with the Proxy Guidelines, the Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. The Company may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, the Company may refrain from voting a proxy on behalf of its clients' accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, the Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on the Company's ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person,
(iv) restrictions on foreigner's ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

     To assist in the proxy voting process, the Company may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in the Company's handling of proxy voting responsibilities.

CONFLICTS OF INTEREST

     The Company may have conflicts of interest that can affect how it votes its clients' proxies. For example, the Company or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which the Company votes its clients' proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of the Company may designate an employee or a proxy committee to be responsible for addressing how the Company resolves such material conflicts of interest with its clients.

     To obtain a copy of the Policy Guidelines or to obtain information on how your account's securities were voted, please contact your account representative.

                                      II-52
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                                APPENDIX II-VIII


                              OAK ASSOCIATES, LTD.
                      PROXY VOTING PROCEDURES AND POLICIES

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                                 I. INTRODUCTION

     Proxy voting is an important right of the shareholders. When Oak Associates, ltd. has discretion to vote the proxies of its clients, two principles guide the voting: advancing the economic interests of our clients and protecting their rights as beneficial owners of the corporation in whose securities we invest.

     The client relationships in which Oak will vote the proxies include:

     -  Employee benefit plans and other clients subject to ERISA.

     - Plans and other institutional clients, not subject to ERISA, which have delegated proxy-voting responsibility to Oak Associates, ltd.

     - The registered investment companies ("Oak Associates Funds") advised by Oak Associates, ltd.

     - Wrap fee programs that have delegated proxy-voting responsibility to Oak Associates, ltd.

     For those advisory clients who have retained proxy-voting responsibility, Oak Associates, ltd. has no authority and will not vote any proxies for those client portfolios. Generally, the clients that have retained proxy-voting responsibility are individuals and their related accounts.

     This document summarizes our voting policies on both management and shareholder proposals. Our policies cover the issues that we most frequently encounter.

                        II. ROLE OF INVESTMENT COMMITTEE

     1. The Investment Committee, which is the committee consisting of all the Portfolio Managers and Research Analysts, is designated as the Firm's policy-making body with respect to proxy voting.

     2. The Investment Committee determines the Statement of Policy, which is set forth as Section IV of this policy.

     3. The Investment Committee shall determine how to vote proxies with respect to issues that are not indicated by the Statement of Policy.

     4. The Investment Committee will delegate decisions with respect to specific proxy issues to one of the Portfolio Managers or Research Analysts who is most familiar with the issuer and its business.

     5. The Investment Committee may determine to vote proxies in a manner that differs from the Statement of Policy if the Investment Committee believes that not voting in accordance with the Investment Policy is in the best interest of the client.

                          III. PROXY VOTING PROCEDURES

     1. Oak Associates, ltd. has retained a third party, Institutional Shareholder Services (ISS), to assist it in coordinating and voting proxies with respect to client securities. Oak's Compliance Officer shall monitor ISS to assure that all proxies are being properly voted and appropriate records are being retained.

     2. All proxies received by Oak Associates, ltd. will be sent to ISS to coordinate and vote proxies. ISS will:

          a.   Keep a record of each proxy received;

          b. Determine which accounts managed by Oak Associates, ltd. hold the security to which the proxy relates;

          c. Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which Oak must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

     3. Oak Associates, ltd. will identify ROUTINE ITEMS, NON-ROUTINE ITEMS and CONFLICT OF INTEREST ITEMS on the proxy and determine whether a specific policy of Oak applies to the NON-ROUTINE ITEMS and CONFLICT OF INTEREST ITEMS.

     4. The Compliance Officer will identify any conflicts that exist between the interests of Oak and its clients. This examination will include a review of the relationship of Oak with the issuer of each security to determine if the issuer is a client of Oak or has some other relationship with Oak.

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                             IV. STATEMENT OF POLICY

     Oak Associates, ltd. believes that voting proxies in accordance with the following policies is in the best interest of the separate account clients and mutual fund shareholders. For Taft Hartley clients, Oak will vote those proxies in accordance with the recommendations made by Institutional Shareholder Services (ISS) Proxy Voter Services (PVS) unless Oak is directed by the Taft Hartley client not to use the ISS services. PVS is dedicated to voting proxies for Taft Hartley plans.

1.   ROUTINE ITEMS:

     - Oak will generally vote FOR the election of directors (where no corporate governance issues are implicated).

     -  Oak will generally vote FOR an independent chairman of the board.

     - Oak will generally vote AGAINST shareholder resolutions to limit the tenure of directors.

     -  Oak will generally vote FOR the selection of independent auditors.

     - Oak will generally vote FOR increases in or reclassification of common stock.

     - Oak will generally vote FOR management recommendations on indemnification and liability limitations for officers and directors.

     - Oak will generally vote AGAINST shareholder proposals to limit indemnification and liability limitations.

     - Oak will generally vote FOR changes in the board of directors (where no corporate governance issues are implicated).

     -  Oak will generally vote FOR outside director compensation.

     -  Oak will generally vote AGAINST expensing options.

2.   NON-ROUTINE AND CONFLICT OF INTEREST ITEMS:

     - Oak will generally vote FOR shareholder resolutions requesting the adoption of confidential voting.

     - Oak will generally vote AGAINST management resolutions to implement fair price procedures.

     - Oak will generally vote AGAINST management proposals to introduce several classes of voting stock with unequal voting rights.

     - Oak will generally vote AGAINST management proposals to institute supermajority rules.

     - Oak will generally vote FOR a proposed reverse split of a company's common stock.

     - Oak will generally vote FOR shareholder proposals that a company opt out of various anti-takeover statutes.


3.   GENERAL VOTING POLICY

     If the proxy includes a ROUTINE ITEM that implicates corporate governance changes or a NON-ROUTINE ITEM where no specific policy applies, then the Investment Committee will review the proxy and determine how the proxies should be voted on a case-by-case basis.

     Oak Associates, ltd. also seeks to avoid any conflicts that may arise in the review and voting of client proxies. In the event any POTENTIAL OR ACTUAL CONFLICT OF INTEREST may arise, Oak will disclose the circumstances of any such conflict to client(s) and in most cases either forward the proxy materials to the client to vote, abstain from voting or take such other action as may be appropriate under the particular circumstances.

                                  V. DISCLOSURE

     Oak Associates, ltd. will make available these policies and procedures on the Oak Associates, ltd. website at www.oakassociates.com.

     Oak Associates, ltd. will disclose a concise summary of the firm's proxy policy and procedures and indicate in its Form ADV Part II that clients may contact Client Services via e-mail or by telephone in order to obtain information on how Oak voted such client's proxies, and to request a copy of these procedures and policies. If a separate account client requests this information, Client Services will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon; and (3) how Oak voted the client's proxy.

     Our Form ADV disclosures will be amended whenever these procedures and policies are updated.

                                VI. RECORDKEEPING

     The Compliance Officer has overall responsibility for maintaining files and records regarding Oak Associates, ltd. proxy policies and practices in an appropriate manner and for the required period, i.e., two years on-site in Oak Associates, ltd. offices and at least an additional three years off-site in secure and accessible facilities. The firm's recordkeeping procedures include the following:

     - Oak Associates, ltd. maintains relevant records, in paper or electronic format, i.e., internally and EDGAR, including proxy statements, related research materials, proxy ballots and votes, on an issuer and client basis.

     - Oak Associates, ltd. also maintains an annual file of records of any written client requests for proxy voting information for their portfolio securities and provides information to clients as requested.


     JULY 2003

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                                 APPENDIX II-IX


                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

PROXY VOTING POLICIES AND PROCEDURES

     The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act"). PIMCO serves as the investment adviser to investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") as well as separate investment accounts for other clients.(1) These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 of the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. These Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor's rules and regulations.(2)

     Set forth below are PIMCO's Policies and Procedures with respect to voting shares owned by advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

GENERAL STATEMENTS OF POLICY

     These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that proxy matters are conducted in the best interests of PIMCO'S clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances. Proxies may also be voted with the objective of fostering good corporate governance practices, including the fair and equal treatment of shareholders together with the reasonable disclosure to shareholders of company policies, activities and returns.

----------
(1) These Policies and Procedures address proxy voting considerations under U.S. law and regulation and do not address the laws or requirements of other jurisdictions.

(2)  Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

     PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

CONFLICTS OF INTEREST

     PIMCO seeks to resolve any material conflicts of interest in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

     1.   convening an ad-hoc committee to assess and resolve the conflict;

     2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing to that client the conflict;

     3. voting the proxy in accordance with the recommendation of an independent third-party service provider;

     4. suggesting that the client engage another party to determine how the proxies should be voted;

     5.   delegating the vote to an independent third-party service provider;

     6. voting in accordance with these Policies and Procedures if such vote involves little discretion or no discretion; or

     7.   voting in good faith in the best interests of a client.

     PIMCO will document the process of resolving any identified material conflict of interest.

REPORTING REQUIREMENTS AND THE AVAILABILITY OF PROXY VOTING RECORDS

     Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (E.G., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary states that these Policies and Procedures are available upon request and informs clients that information about how PIMCO voted that client's proxies is available upon request.

PIMCO RECORD KEEPING

     PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

     Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

REVIEW AND OVERSIGHT

     PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

     Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involves

IMS west administering and facilitating the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

     1. TRANSMIT PROXY TO PIMCO. IMS West will forward to Pimco's Middle Office Group each proxy received from registered owners of record (E.G., custodian bank or other third party service providers).

     2. CONFLICTS OF INTEREST. PIMCO's Middle Office Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO. If no conflict exists, this group will forward each proxy to the appropriate portfolio manager for consideration. However, if a conflict does exist, PIMCO's Middle Office Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

     3. VOTE. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

     4. REVIEW. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision.

     5. TRANSMITTAL TO THIRD PARTIES. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

CATEGORIES OF PROXY VOTING ISSUES

     In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and the factors that PIMCO may consider in determining how to vote the client's proxies.

BOARD OF DIRECTORS

     1. INDEPENDENCE. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

     2. DIRECTOR TENURE AND RETIREMENT. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

     3. NOMINATIONS IN ELECTIONS. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

     4. SEPARATION OF CHAIRMAN AND CEO POSITIONS. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

     5. D&O INDEMNIFICATION AND LIABILITY PROTECTION. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (E.G. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

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     6. STOCK OWNERSHIP. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

PROXY CONTESTS AND PROXY CONTEST DEFENSES

     1. CONTESTED DIRECTOR NOMINATIONS. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

     2. REIMBURSEMENT FOR PROXY SOLICITATION EXPENSES. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses:
(i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

     3. ABILITY TO ALTER THE SIZE OF THE BOARD BY SHAREHOLDERS. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

     4. ABILITY TO REMOVE DIRECTORS BY SHAREHOLDERS. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

     5. CUMULATIVE VOTING. PIMCO may consider the following factors when voting on cumulative voting: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.

     6. SUPERMAJORITY SHAREHOLDER REQUIREMENTS. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

TENDER OFFER DEFENSES

     1. CLASSIFIED BOARDS. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

     2. POISON PILLS. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

     3. FAIR PRICE PROVISIONS. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (E.G., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

CAPITAL STRUCTURE

     1. STOCK AUTHORIZATIONS. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

     2. ISSUANCE OF PREFERRED STOCK. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

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     3. STOCK SPLITS. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

     4. REVERSED STOCK SPLITS. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

EXECUTIVE AND DIRECTOR COMPENSATION

     1. STOCK OPTION PLANS. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

     2. DIRECTOR COMPENSATION. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

     3. GOLDEN AND TIN PARACHUTES. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

STATE OF INCORPORATION

     STATE TAKEOVER STATUTES. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

MERGERS AND RESTRUCTURINGS

     1. MERGERS AND ACQUISITIONS. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

     2. CORPORATE RESTRUCTURINGS. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

INVESTMENT COMPANY PROXIES

     For investment companies, PIMCO votes, on a case-by-case basis, each proxy and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

     1. ELECTION OF DIRECTORS OR TRUSTEES. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and
(iv) the fund's performance.

     2. CONVERTING CLOSED-END FUND TO OPEN-END FUND. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

     3. PROXY CONTESTS. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

                                      II-61
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     4. INVESTMENT ADVISORY AGREEMENTS. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective;
(iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

     5. POLICIES ESTABLISHED IN ACCORDANCE WITH THE 1940 ACT. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

     6. CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

     7. DISTRIBUTION AGREEMENTS. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

     8. NAMES RULE PROPOSALS. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

     9. DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.

     10. CHANGES TO CHARTER DOCUMENTS. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

     11. CHANGING THE DOMICILE OF A FUND. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

     12. CHANGE IN FUND'S SUBCLASSIFICATION. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

MISCELLANEOUS PROVISIONS

     1. SUCH OTHER BUSINESS. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO's responsibility to consider actions before supporting them.

     2. EQUAL ACCESS. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

     3. CHARITABLE CONTRIBUTIONS. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

     4. SPECIAL INTEREST ISSUES. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                                      II-62
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                                  APPENDIX II-X

RS INVESTMENT MANAGEMENT, L.P.
RS INVESTMENT MANAGEMENT, INC.
RS GROWTH GROUP LLC
RS VALUE GROUP LLC

PROXY VOTING POLICIES AND PROCEDURES
JULY 2003

PURPOSE AND GENERAL STATEMENT

     The purpose of these proxy voting policies and procedures is to set forth the principles, guidelines and procedures by which each of RS Investment Management L.P., RS Investment Management, Inc., RS Growth Group LLC, and RS Value Group LLC (each, an "Adviser") votes the securities owned by its advisory clients for which an Adviser exercises voting authority and discretion (the "Proxies"). The advisory clients for which an Adviser votes Proxies are registered investment companies and certain other institutional accounts. These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our clients in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). These policies and procedures do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; the Advisers take no responsibility for the voting of any proxies on behalf of any such client. For those clients that have delegated such authority and discretion to an Adviser, these policies and procedures apply equally to registered investment companies and other institutional accounts.

     These proxy voting policies and procedures are available to all advisory clients of an Adviser upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

POLICIES RELATING TO PROXY VOTING

     The guiding principle by which the Advisers vote on all matters submitted to security holders is to act in a manner consistent with the best interest of their clients, without subrogating the clients' interests to those of the Advisers. The Advisers do not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. The policies and procedures set forth herein are designed to ensure that material conflicts of interest on the part of an Adviser or its affiliates do not affect our voting decisions on behalf of our clients. All Adviser personnel who are involved in the voting of Proxies will be required to adhere to these policies and procedures.

     It is the general policy of an Adviser to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, the Advisers reserve the right to abstain on any particular vote or otherwise withhold their vote on any matter if in the judgment of an Adviser, the costs associated with voting such Proxy outweigh the benefits to clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our clients, in the judgment of an Adviser.

     Absent any legal or regulatory requirement to the contrary, it is generally the policy of the Advisers to maintain the confidentiality of the particular votes that it casts on behalf of our clients. Registered investment company clients disclose the votes cast on their behalf by an Adviser in accordance with their legal and regulatory requirements. Any other institutional client of an Adviser can obtain details of how its Adviser has voted the securities in its account by contacting the client's designated service representative.

PROXY POLICY COMMITTEE

     Certain aspects of the administration of these proxy voting policies and procedures are governed by a Proxy Policy Committee (the "Committee") currently comprising four members. The members of this Committee are the Chief Executive Officer, the Chief Operating Officer, the Chief Compliance Officer, and Director of Compliance. The Chief Operating Officer serves as Chair of the Committee. The Committee may change its structure or composition from time to time.

     The Committee meets whenever a portfolio manager recommends that the Committee authorize an override of the Guidelines (as defined below) and to consider Special Votes (as defined below), in each case where a material conflict of interest has been identified, and at such other times as the Chief Operating Officer shall determine. In addition, the Committee holds at least two regular meetings during each calendar year, at which the Committee reviews data with respect to votes taken in accordance with these policies and procedures since the previous meeting. The Committee reviews the existing Guidelines at least once each calendar year and in connection with such review may recommend any changes to the Guidelines.

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     On all matters, the Committee makes its decisions by a vote of a majority of the members of the Committee present at the meeting. At any meeting of the Committee, a majority of the members of the Committee then in office shall constitute a quorum.

PROXY VOTING PROCEDURES

     The Advisers have retained Investor Responsibility Research Center ("IRRC") to vote proxies for the accounts of our advisory clients. IRRC prepares analyses of most matters submitted to a shareholder vote and also provides voting services to institutions such as an Adviser. IRRC receives a daily electronic feed of all holdings in the Advisers' voting accounts, and trustees and/or custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to IRRC. IRRC monitors the accounts and their holdings to be sure that all Proxies are received and voted. As a result of the firm's decision to use IRRC, there is generally no physical handling of Proxies by an Adviser's personnel.

     The Advisers have adopted proxy voting guidelines (the "Guidelines") that set forth how the Advisers plan to vote on specific matters presented for shareholder vote. The Guidelines are attached as ANNEX A to these policies and procedures. The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines, and for any such matter, absent prior instructions to the contrary from an Adviser, IRRC will automatically vote in accordance with the Guidelines.

     Each Adviser reserves the right to override the Guidelines when it considers that such an override would be in the best interest of our clients, taking into consideration all relevant facts and circumstances at the time of the vote. See "Procedures for Overriding the Guidelines" below.

     In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a "Special Vote"). Special Votes will be addressed according to the procedures discussed below at "Procedures Regarding Special Votes".

     Well in advance of the deadline for any particular vote, IRRC posts information regarding that vote on its secure web site. This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, and any analysis or other information that IRRC has prepared with respect to the vote. In the case of Special Votes, IRRC notifies the Advisers of the vote and the relevant deadline. The Compliance Department accesses the website on a regular basis to monitor the matters presented for shareholder votes and to track the voting of the Proxies.

PROCEDURES FOR OVERRIDING THE GUIDELINES

     If any portfolio manager or analyst, in the course of his or her regular monitoring of companies whose securities are held in client accounts, is interested in a particular shareholder matter, and desires an Adviser to vote in a manner inconsistent with the Guidelines, he or she shall take action in accordance with the procedures set forth below.

     In the case of a portfolio manager or analyst who believes an Adviser should vote in a manner inconsistent with the Guidelines, he or she must first submit such proposal to the Chief Compliance Officer. The Compliance Department is responsible for making a determination as to whether there is a material conflict of interest between an Adviser, on the one hand, and the relevant advisory client, on the other hand, arising out of the provision of certain services or products by an Adviser to the company on whose behalf Proxies are being solicited, personal shareholdings of any Adviser personnel in the company, or any other relevant material conflict of interest.

     If the Compliance Department determines that there is no material conflict of interest, the Chief Compliance Officer will present this finding to the Chief Operating Officer for ratification. If the Chief Operating Officer agrees that there is no material conflict of interest, then the Chief Operating Officer will inform the Chief Compliance Officer of the decision to override. The Compliance Department will instruct IRRC accordingly prior to the voting deadline. The Compliance Department will retain records of documents material to any such determination, which records will be made available to the Committee for review during one of its regular meetings.

     If, however, the Compliance Department or the Chief Operating Officer determines that there is a material conflict of interest with respect to the relevant shareholder vote, or if the Chief Operating Officer for any other reason wants guidance from the Committee, then the Chief Operating Officer will call a special meeting of the Committee and present the matter to the Committee for consideration. As part of its deliberations, the Committee will review, as applicable, the following:

     - a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;

     -  data regarding client holdings in the relevant issuer;

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     -  information pertinent to the decision by the Compliance Department or the Chief Operating Officer as to the presence of a material conflict of interest, together with all relevant materials;

     - the vote indicated by the Guidelines, together with any relevant information provided by IRRC; and

     - the rationale for the request for an override of the Guidelines, together with all relevant information, as provided by the Chief Operating Officer, portoflio manager or analyst, as the case may be.

     After review, the Committee will arrive at a decision based on the guiding principle of acting in a manner consistent with the best interest of their clients. The Committee may vote to authorize an override of the Guidelines with respect to such a vote notwithstanding the presence of a material conflict of interest only if the Committee determines that such an override would be in the best interests of the clients in question. Whether or not the Committee authorizes an override, the Committee's deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.

PROCEDURES REGARDING SPECIAL VOTES

     If the Chief Compliance Officer is informed by IRRC or otherwise becomes aware of a Special Vote, he will submit the Special Vote to the Chief Operating Officer. The Chief Operating Officer will review any information provided by IRRC or the Compliance Department regarding the Special Vote, and, in his or her discretion, may also consult with the relevant portoflio manager or analyst. If after this review the Chief Operating Officer agrees with IRRC that the vote is not covered by the Guidelines, the Chief Operating Officer will consult the Compliance Department as to whether or not the Special Vote involves a material conflict of interest on the part of an Adviser. As with cases of recommended overrides of the Guidelines, the determination made by the Compliance Department as to the absence of a material conflict of interest will be presented to the Chief Operating Officer for ratification. If the Chief Operating Officer determines that there is no material conflict of interest involved, he will inform the Chief Compliance Officer of his decision and the Compliance Officer will then instruct IRRC to vote based on the decision of the portfolio manager. The Compliance Department will retain records of documents material to any such determination, which records will be made available to the Committee for review during one of its regular meetings.

     If, however, the Compliance Department, or the Chief Operating Officer, upon review of its decision, determines that there is a material conflict of interest with respect to the relevant Special Vote, or if the Chief Operating Officer for any other reason wants guidance from the Committee, then the Chief Operating Officer will call a special meeting of the Committee and present the matter to the Committee for consideration. As part of its deliberations, the Committee will review, as applicable the following:

     - a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;

     -  data regarding client holdings in the relevant issuer;

     - information pertinent to the decision by the Compliance Department or the Chief Operating Officer as to the presence of a material conflict of interest, together with all relevant materials;

     -  analysis prepared by IRRC with respect to the Special Vote; and

     - other relevant information considered by the Chief Operating Officer with respect to the Special Vote.

     After reviewing the relevant information, the Committee will render a decision as to how the Special Vote is to be voted based on the guiding principle of acting in a manner consistent with the best interest of their clients. The Compliance Department will then inform IRRC of this decision and instruct IRRC to vote the Special Vote accordingly. The Committee's deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.

UNDUE INFLUENCE

     If at any time any person is pressured or lobbied either by an Adviser's personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the Chief Compliance Officer, who will keep a record of this information and forward the information to the Chief Operating Officer. The Chief Operating Officer will consider this information when making his or her decision to recommend override the Guidelines with respect to such a vote to the Committee (or, in the case of a Special Vote, in his or her decision regarding the voting of the relevant Proxy). If applicable, the Chief Operating Officer will provide this information to the Committee.

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RECORD KEEPING

     Each Adviser, or IRRC, as the Advisers' agent, maintains records of all proxies voted in accordance with Section 204-2 of the Advisers Act. As required and permitted by Rule 204-2(c) under the Advisers Act, the following records are maintained:

     -  a copy of these policies and procedures;

     - proxy statements received regarding client securities are maintained by IRRC;

     - a record of each vote cast is maintained by IRRC, and such records are accessible to designated an Adviser personnel at any time;

     - a copy of any document created by an Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision;

     - each written client request for proxy voting records and the Adviser's written response to any (written or oral) client request for such records;

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                                     ANNEX A

                          RSIM PROXY VOTING GUIDELINES

RS INVESTMENT MANAGEMENT, L.P.
RS INVESTMENT MANAGEMENT, INC.
RS GROWTH GROUP LLC
RS VALUE GROUP LLC

     ELECT DIRECTORS (1000)

1000-1     Always vote FOR uncontested director nominees.                                                     /X/

1000-2     WITHHOLD votes from director nominees IF XX% or more directors are
           (1) employees or (2) have financial ties to the company.                                           / /

1000-3     WITHHOLD votes from director nominees IF XX% or more of directors
           serving on the nominating committee are employees or have ties.                                    / /

1000-4     WITHHOLD votes from director nominees IF employee directors serve on
           the board's nominating committee.                                                                  / /

1000-5     WITHHOLD from any director nominee attending less than 75% of the board and committee
           meetings during the previous fiscal year.                                                          /X/

1000-6     WITHHOLD votes from director nominees IF 25% or more directors serving on the
           compensation committee are employees.                                                              /X/

1000-7     WITHHOLD votes from director nominees IF the board will consist of
           more than XX directors after the election.                                                         / /

1000-8     WITHHOLD votes from director nominees IF the board will consist of
           fewer than XX directors after the election.                                                        / /

1000-9     WITHHOLD votes from director nominees IF the company has adopted a classified
           board structure.                                                                                   /X/

1000-10    WITHHOLD votes from director nominees IF the company does not have an
           independent chair or lead director.                                                                / /

1000-11    WITHHOLD votes from director nominees IF 50% or more employee directors serve on the
           board's audit committee.                                                                           /X/

1000-12    WITHHOLD votes from director nominees IF the board does not include
           at least one woman director.                                                                       / /

1000-13    WITHHOLD votes from director nominees IF the board does not include
           at least one minority director.                                                                    / /

1000-14    WITHHOLD votes from audit committee member nominees IF non-audit
           services exceed XX% of fees.                                                                       / /

1000-15    WITHHOLD votes from any director nominee who is retired from active employment and who
           serves on boards at 3 or more other major companies.                                               /X/

1000-16    WITHHOLD votes from any director nominee who is employed full-time and who serves on
           boards at 2 or more other major companies.                                                         /X/

     CONTESTED ELECTION OF DIRECTORS (1001)

1001-1     Always vote FOR all management nominees.                                                           /X/

1001-2     Always vote AGAINST all management nominees.                                                       / /

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
     RATIFY SELECTION OF AUDITORS (1010)

1010-1     Always vote FOR a management proposal to ratify the board's selection of auditors.                 /X/

1010-2     Vote AGAINST IF the previous auditor was dismissed because of a disagreement with
           the company.                                                                                       /X/

1010-3     Vote AGAINST IF the non-audit services exceed XX% of fees.                                         / /

1010-4     Vote AGAINST IF the auditors have served more than XX consecutive years.                           / /

     APPROVE NAME CHANGE (1020)

1020-1     Always vote FOR a management proposal to change the company name.                                  /X/

1020-2     Always vote AGAINST a management proposal to change the company name.                              / /

     APPROVE OTHER BUSINESS (1030)

1030-1     Always vote FOR a management proposal to approve other business.                                   /X/

1030-2     Always vote AGAINST a management proposal to approve other business.                               / /

     ADJOURN MEETING (1035)

1035-1     Always vote FOR a management proposal to adjourn the meeting.                                      /X/

1035-2     Always vote AGAINST a management proposal to adjourn the meeting.                                  / /

     APPROVE TECHNICAL AMENDMENTS (1040)

1040-1     Always vote FOR a management proposal to make technical amendments to the charter
           and/or bylaws.                                                                                     /X/

1040-2     Always vote AGAINST a management proposal to make technical amendments to the
           charter and/or bylaws.                                                                             / /

     APPROVE FINANCIAL STATEMENTS (1050)

1050-1     Always vote FOR a management proposal to approve financial statements.                             /X/

1050-2     Always vote AGAINST a management proposal to approve financial statements.                         / /

     INCREASE AUTHORIZED COMMON STOCK (1100)

1100-1     Always vote FOR a management proposal to increase authorized common stock.                         / /

1100-2     Always vote AGAINST a management proposal to increase authorized common stock.                     / /

1100-3     Vote AGAINST IF the increase is NOT intended to effect a merger, stock split, or
           recapitalization.                                                                                  / /

1100-4     Vote AGAINST IF the dilution represents more than 10% of current authorized shares.                /X/

     DECREASE AUTHORIZED COMMON STOCK (1101)

1101-1     Always vote FOR a management proposal to decrease authorized common stock.                         /X/

1101-2     Always vote AGAINST a management proposal to decrease authorized common stock.                     / /

     AMEND AUTHORIZED COMMON STOCK (1102)

1102-1     Always vote FOR a management proposal to amend authorized common stock.                            / /

1102-2     Always vote AGAINST a management proposal to amend authorized common stock.                        /X/

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
     APPROVE COMMON STOCK ISSUANCE (1103)

1103-1     Always vote FOR a management proposal to approve the issuance of authorized common stock.          / /

1103-2     Always vote AGAINST a management proposal to approve the issuance of authorized
           common stock.                                                                                      /X/

1103-3     Vote AGAINST IF the dilution represents more than 10% of current outstanding voting power.         / /

1103-4     Vote AGAINST IF the stock would be issued at a discount to the fair market value.                  / /

1103-5     Vote AGAINST IF the issued common stock has superior voting rights.                                / /

     APPROVE ISSUANCE OR EXERCISE OF STOCK WARRANTS (1104)

1104-1     Always vote FOR a management proposal to approve the issuance or exercise of stock warrants.       / /

1104-2     Always vote AGAINST a management proposal to approve the issuance or exercise of
           stock warrants.                                                                                    /X/

1104-3     Vote AGAINST IF the warrants, when exercised, would exceed XX% of the outstanding
           voting power.                                                                                      / /

     AUTHORIZE PREFERRED STOCK (1110)

1110-1     Always vote FOR a management proposal to authorize preferred stock.                                / /

1110-2     Always vote AGAINST a management proposal to authorize preferred stock.                            /X/

1110-3     Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.      / /

     INCREASE AUTHORIZED PREFERRED STOCK (1111)

1111-1     Always vote FOR a management proposal to increase authorized preferred stock.                      / /

1111-2     Always vote AGAINST a management proposal to increase authorized preferred stock.                  /X/

1111-3     Vote AGAINST IF the proposed increase creates potential dilution of more than XX%.                 / /

1111-4     Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.      / /

     DECREASE AUTHORIZED PREFERRED STOCK (1112)

1112-1     Always vote FOR a management proposal to decrease authorized preferred stock.                      /X/

1112-2     Always vote AGAINST a management proposal to decrease authorized preferred stock.                  / /

     CANCEL SERIES OF PREFERRED STOCK (1113)

1113-1     Always vote FOR a management proposal to cancel a class or series of preferred stock.              /X/

1113-2     Always vote AGAINST a management proposal to cancel a class or series of preferred stock.          / /

     AMEND AUTHORIZED PREFERRED STOCK (1114)

1114-1     Always vote FOR a management proposal to amend preferred stock.                                    / /

1114-2     Always vote AGAINST a management proposal to amend preferred stock.                                /X/

     APPROVE ISSUANCE OR CONVERSION OF PREFERRED STOCK (1115)

1115-1     Always vote FOR a management proposal to issue or convert preferred stock.                         / /

1115-2     Always vote AGAINST a management proposal to issue or convert preferred stock.                     /X/

1115-3     Vote AGAINST IF the dilution represents more than XX% of the total voting power.                   / /

1115-4     Vote AGAINST IF the shares have voting rights superior to those of other shareholders.             / /

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
     ELIMINATE PREEMPTIVE RIGHTS (1120)

1120-1     Always vote FOR a management proposal to eliminate preemptive rights.                              /X/

1120-2     Always vote AGAINST a management proposal to eliminate preemptive rights.                          / /

     RESTORE PREEMPTIVE RIGHTS (1121)

1121-1     Always vote FOR a management proposal to create or restore preemptive rights.                      / /

1121-2     Always vote AGAINST a management proposal to create or restore preemptive rights.                  /X/

     AUTHORIZE DUAL CLASS STOCK (1130)

1130-1     Always vote FOR a management proposal to authorize dual or multiple classes of common stock.       / /

1130-2     Always vote AGAINST a management proposal to authorize dual or multiple classes of
           common stock.                                                                                      /X/

1130-3     Vote AGAINST IF the shares have inferior or superior voting rights.                                / /

     ELIMINATE DUAL CLASS STOCK (1131)

1131-1     Always vote FOR a management proposal to eliminate authorized dual or multiple classes
           of common stock.                                                                                   /X/

1131-2     Always vote AGAINST a management proposal to eliminate authorized dual or multiple classes
           of common stock.                                                                                   / /

     AMEND DUAL CLASS STOCK (1132)

1132-1     Always vote FOR a management proposal to amend authorized dual or multiple classes of
           common stock.                                                                                      / /

1132-2     Always vote AGAINST a management proposal to amend authorized dual or multiple classes
           of common stock.                                                                                   /X/

     INCREASE AUTHORIZED DUAL CLASS STOCK (1133)

1133-1     Always vote FOR a management proposal to increase authorized shares of one or more
           classes of dual or multiple class common stock.                                                    / /

1133-2     Always vote AGAINST a management proposal to increase authorized
           shares of one or more classes of dual or multiple class common stock.                              /X/

1133-3     Vote AGAINST IF it will allow the company to issue additional shares with
           superior voting rights.                                                                            / /

1133-4     Vote AGAINST IF the dilution is more than XX% of the outstanding voting power.                     / /

1133-5     Vote AGAINST IF the dilution is more than XX% of the class of stock.                               / /

     APPROVE SHARE REPURCHASE (1140)

1140-1     Always vote FOR a management proposal to approve a stock repurchase program.                       /X/

1140-2     Always vote AGAINST a management proposal to approve a stock repurchase program.                   / /

     APPROVE STOCK SPLIT (1150)

1150-1     Always vote FOR a management proposal to approve a stock split.                                    /X/

1150-2     Always vote AGAINST a management proposal to approve a stock split.                                / /

     APPROVE REVERSE STOCK SPLIT (1151)

1151-1     Always vote FOR a management proposal to approve reverse a stock split.                            /X/

1151-2     Always vote AGAINST a management proposal to approve reverse a stock split.                        / /

     APPROVE MERGER/ACQUISITION (1200)

1200-1     Always vote FOR a management proposal to merge with or acquire another company.                    /X/

1200-2     Always vote AGAINST a management proposal to merge with or acquire another company.                / /

1200-3     Vote AGAINST IF the combined entity would be controlled by a person or group.                      / /

1200-4     Vote AGAINST IF the change-in-control provision would be triggered.                                / /

1200-5     Vote AGAINST IF the current shareholders would be minority owners of the combined company.         / /

1200-6     Vote AGAINST IF the combined entity would reincorporate or change its governance structure.        / /

1200-7     Vote AGAINST IF the company's board did not obtain a fairness opinion from an investment bank.     / /

1200-8     Vote AGAINST IF the proposal would move the target company's location outside of the U.S.          / /

     APPROVE RECAPITALIZATION (1209)

1209-1     Always vote FOR a management proposal to approve recapitalization.                                 /X/

1209-2     Always vote AGAINST a management proposal to approve recapitalization.                             / /

     APPROVE RESTRUCTURING (1210)

1210-1     Always vote FOR a management proposal to restructure the company.                                  /X/

1210-2     Always vote AGAINST a management proposal to restructure the company.                              / /

     APPROVE BANKRUPTCY RESTRUCTURING (1211)

1211-1     Always vote FOR a management proposal on bankruptcy restructurings.                                /X/

1211-2     Always vote AGAINST a management proposal on bankruptcy restructurings.                            / /

     APPROVE LIQUIDATION (1212)

1212-1     Always vote FOR a management proposal to approve liquidation.                                      / /

1212-2     Always vote AGAINST a management proposal to approve liquidation.                                  /X/

     APPROVE REINCORPORATION (1220)

1220-1     Always vote FOR a management proposal to reincorporate in a different state.                       /X/

1220-2     Always vote AGAINST a management proposal to reincorporate in a different state.                   / /

1220-3     Vote AGAINST IF the proposal would reduce shareholder rights.                                      /X/

1220-4     Vote AGAINST IF the proposal would move the target company's location outside of the U.S.          / /

     APPROVE LEVERAGED BUYOUT (1230)

1230-1     Always vote FOR a management proposal to approve a leveraged buyout of the company.                / /

1230-2     Always vote AGAINST a management proposal to approve a leveraged buyout of the
           company.                                                                                           /X/

1230-3     Vote AGAINST IF the company's board did not obtain a fairness opinion
           from an investment bank.                                                                           / /

     APPROVE SPIN-OFF (1240)

1240-1     Always vote FOR a management proposal to spin-off certain company operations or divisions.         /X/

1240-2     Always vote AGAINST a management proposal to spin-off certain company
           operations or divisions.                                                                           / /

     APPROVE SALE OF ASSETS (1250)

1250-1     Always vote FOR a management proposal to approve the sale of assets.                               /X/

1250-2     Always vote AGAINST a management proposal to approve the sale of assets.                           / /

     ELIMINATE CUMULATIVE VOTING (1300)

1300-1     Always vote FOR a management proposal to eliminate cumulative voting.                              /X/

1300-2     Always vote AGAINST a management proposal to eliminate cumulative voting.                          / /

     ADOPT CUMULATIVE VOTING (1301)

1301-1     Always vote FOR a management proposal to adopt cumulative voting.                                  / /

1301-2     Always vote AGAINST a management proposal to adopt cumulative voting.                              /X/

     ADOPT DIRECTOR LIABILITY PROVISION (1310)

1310-1     Always vote FOR a management proposal to limit the liability of directors.                         / /

1310-2     Always vote AGAINST a management proposal to limit the liability of directors.                     /X/

     AMEND DIRECTOR LIABILITY PROVISION (1311)

1311-1     Always vote FOR a management proposal to amend director liability provisions.                      / /

1311-2     Always vote AGAINST a management proposal to amend director liability provisions.                  /X/

     ADOPT INDEMNIFICATION PROVISION (1320)

1320-1     Always vote FOR a management proposal to indemnify directors and officers.                         / /

1320-2     Always vote AGAINST a management proposal to indemnify directors and officers.                     /X/

     AMEND INDEMNIFICATION PROVISION (1321)

1321-1     Always vote FOR a management proposal to amend provisions concerning
           the indemnification of directors and officers.                                                     / /

1321-2     Always vote AGAINST a management proposal to amend provisions concerning the
           indemnification of directors and officers.                                                         /X/

     APPROVE BOARD SIZE (1332)

1332-1     Always vote FOR a management proposal to set the board size.                                       /X/

1332-2     Always vote AGAINST a management proposal to set the board size.                                   / /

1332-3     Vote AGAINST IF the proposal reduces the board size and the company has cumulative voting.         / /

1332-4     Vote AGAINST IF the proposed maximum board size is greater than 15 directors.                      /X/

1332-5     Vote AGAINST IF the proposed minimum board size is less than XX directors.                         / /

1332-6     Vote AGAINST IF the board will consist of more than XX directors.                                  / /

1332-7     Vote AGAINST IF the board will consist of fewer than XX directors.                                 / /

     NO SHAREHOLDER APPROVAL TO FILL VACANCY (1340)

1340-1     Always vote FOR a management proposal to allow the directors to fill
           vacancies on the board without shareholder approval.                                               /X/

1340-2     Always vote AGAINST a management proposal to allow the directors to
           fill vacancies on the board without shareholder approval.                                          / /

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
     GIVE BOARD AUTHORITY TO SET BOARD SIZE (1341)

1341-1     Always vote FOR a management proposal to give the board the authority
           to set the size of the board as needed without shareholder approval.                               /X/

1341-2     Always vote AGAINST a management proposal to give the board the
           authority to set the size of the board as needed without shareholder approval.                     / /

     REMOVAL OF DIRECTORS (1342)

1342-1     Always vote FOR a management proposal regarding the removal of directors.                          /X/

1342-2     Always vote AGAINST a management proposal regarding the removal of directors.                      / /

1342-3     Vote AGAINST IF the proposal limits the removal of directors to cases
           where there is legal cause.                                                                        / /

1342-4     Vote AGAINST IF the proposal would allow for the removal of directors without cause.               / /

     APPROVE NON-TECHNICAL CHARTER AMENDMENTS (1350)

1350-1     Always vote FOR a management proposal to approve non-technical
           amendments to the company's certificate of incorporation.                                          /X/

1350-2     Always vote AGAINST a management proposal to approve non-technical
           amendments to the company's certificate of incorporation.                                          / /

1350-3     Vote AGAINST IF an amendment would have the effect of reducing shareholders' rights.               /X/

     APPROVE NON-TECHNICAL BYLAW AMENDMENTS (1351)

1351-1     Always vote FOR a management proposal to approve non-technical
           amendments to the company's bylaws.                                                                /X/

1351-2     Always vote AGAINST a management proposal to approve non-technical
           amendments to the company's bylaws.                                                                / /

1351-3     Vote AGAINST IF an amendment would have the effect of reducing shareholders' rights.               /X/

     APPROVE CLASSIFIED BOARD (1400)

1400-1     Always vote FOR a management proposal to adopt a classified board.                                 /X/

1400-2     Always vote AGAINST a management proposal to adopt a classified board.                             / /

1400-3     Vote AGAINST IF the company has cumulative voting.                                                 / /

1400-4     Vote AGAINST IF the company has adopted a shareholder rights plan (poison pill).                   / /

     AMEND CLASSIFIED BOARD (1401)

1401-1     Always vote FOR a management proposal to amend a classified board.                                 /X/

1401-2     Always vote AGAINST a management proposal to amend a classified board.                             / /

     REPEAL CLASSIFIED BOARD (1402)

1402-1     Always vote FOR a management proposal to repeal a classified board.                                /X/

1402-2     Always vote AGAINST a management proposal to repeal a classified board.                            / /

     ADOPT POISON PILL (1410)

1410-1     Always vote FOR a management proposal to ratify or adopt a shareholder rights
           plan (poison pill).                                                                                / /

1410-2     Always vote AGAINST a management proposal to ratify or adopt a shareholder rights
           plan (poison pill).                                                                                /X/

1410-3     Vote AGAINST IF the poison pill contains a "dead-hand" provision.                                  / /

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
1410-4     Vote AGAINST IF the company has a classified board.                                                / /

1410-5     Vote AGAINST IF the poison pill does not have a "sunset" provision.                                / /

1410-6     Vote AGAINST IF the poison pill does not have a TIDE provision.                                    / /

1410-7     Vote AGAINST IF the poison pill trigger is less than XX%.                                          / /

     REDEEM POISON PILL (1411)

1411-1     Always vote FOR a management proposal to redeem a shareholder rights plan (poison pill).           / /

1411-2     Always vote AGAINST a management proposal to redeem a shareholder rights plan (poison pill).       /X/

     ELIMINATE SPECIAL MEETING (1420)

1420-1     Always vote FOR a management proposal to eliminate shareholders' right to call a
           special meeting.                                                                                   / /

1420-2     Always vote AGAINST a management proposal to eliminate shareholders' right to call a
           special meeting.                                                                                   /X/

     LIMIT SPECIAL MEETING (1421)

1421-1     Always vote FOR a management proposal to limit shareholders' right to call a special meeting.      / /

1421-2     Always vote AGAINST a management proposal to limit shareholders' right to call a
           special meeting.                                                                                   /X/

1421-3     Vote AGAINST IF the limitation requires more than XX% of the outstanding shares to
           call a special meeting.                                                                            / /

     RESTORE SPECIAL MEETING (1422)

1422-1     Always vote FOR a management proposal to restore shareholders' right to call
           a special meeting.                                                                                 /X/

1422-2     Always vote AGAINST a management proposal to restore shareholders' right to
           call a special meeting.                                                                            / /

     ELIMINATE WRITTEN CONSENT (1430)

1430-1     Always vote FOR a management proposal to eliminate shareholders' right to
           act by written consent.                                                                            / /

1430-2     Always vote AGAINST a management proposal to eliminate shareholders' right to act by
           written consent.                                                                                   /X/

     LIMIT WRITTEN CONSENT (1431)

1431-1     Always vote FOR a management proposal to limit shareholders' right to act by written consent.      / /

1431-2     Always vote AGAINST a management proposal to limit shareholders' right to act by
           written consent.                                                                                   /X/

1431-3     Vote AGAINST IF the limitation requires written consent of more than XX% of
           the outstanding shares.                                                                            / /

     RESTORE WRITTEN CONSENT (1432)

1432-1     Always vote FOR a management proposal to restore shareholders' right to act by
           written consent.                                                                                   /X/

1432-2     Always vote AGAINST a management proposal to restore shareholders' right to
           act by written consent.                                                                            / /

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
     ADOPT SUPERMAJORITY REQUIREMENT (1440)

1440-1     Always vote FOR a management proposal to establish a supermajority vote provision
           to approve merger or other business combination.                                                   /X/

1440-2     Always vote AGAINST a management proposal to establish a supermajority vote provision
           to approve merger or other business combination.                                                   / /

1440-3     Vote AGAINST IF the required vote is more than XX% of the outstanding shares.                      / /

     AMEND SUPERMAJORITY REQUIREMENT (1443)

1443-1     Always vote FOR a management proposal to amend a supermajority vote provision to approve
           merger or other business combination.                                                              /X/

1443-2     Vote AGAINST IF the amendment would increase the vote required to approve the transaction.         / /

1443-3     Vote AGAINST IF the amendment increases the vote requirement above XX% of the
           outstanding shares.                                                                                / /

     ELIMINATE SUPERMAJORITY REQUIREMENT (1444)

1444-1     Always vote FOR a management proposal to eliminate a supermajority vote provision to
           approve merger or other business combination.                                                      /X/

1444-2     Always vote AGAINST a management proposal to eliminate a supermajority vote provision
           to approve merger or other business combination.                                                   / /

     ADOPT SUPERMAJORITY LOCK-IN (1445)

1445-1     Always vote FOR a management proposal to adopt supermajority vote requirements (lock-ins)
           to change certain bylaw or charter provisions.                                                     /X/

1445-2     Always vote AGAINST a management proposal to adopt supermajority vote requirements
           (lock-ins) to change certain bylaw or charter provisions.                                          / /

1445-3     Vote AGAINST IF the vote requirement is more than XX% of the outstanding shares.                   / /

1445-4     Vote AGAINST IF the proposal would result in establishing a complete Lock-In on all
           of the charter and bylaw provisions.                                                               / /

     AMEND SUPERMAJORITY LOCK-IN (1446)

1446-1     Always vote FOR a management proposal to amend supermajority vote requirements (lock-ins)
           to change certain bylaw or charter provisions.                                                     /X/

1446-2     Always vote AGAINST a management proposal to amend supermajority vote requirements
           (lock-ins) to change certain bylaw or charter provisions.                                          / /

1446-3     Vote AGAINST IF the changes would increase the vote requirement above XX% of the
           outstanding shares.                                                                                / /

1446-4     Vote AGAINST IF the changes would result in a complete Lock-In on all of the charter
           and bylaw provisions.                                                                              / /

     ELIMINATE SUPERMAJORITY LOCK-IN (1447)

1447-1     Always vote FOR a management proposal to eliminate supermajority vote requirements
           (lock-ins) to change certain bylaw or charter provisions.                                          /X/

1447-2     Always vote AGAINST a management proposal to eliminate supermajority vote requirements
           (lock-ins) to change certain bylaw or charter provisions.                                          / /

     CONSIDER NON-FINANCIAL EFFECTS OF MERGER (1450)

1450-1     Always vote FOR a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a
           takeover bid.                                                                                      / /

1450-2     Always vote AGAINST a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a
           takeover bid.                                                                                      /X/

     ADOPT FAIR PRICE PROVISION (1460)

1460-1     Always vote FOR a management proposal that establishes a fair price provision.                     /X/

1460-2     Always vote AGAINST a management proposal that establishes a fair price provision.                 / /

     AMEND FAIR PRICE PROVISION (1461)

1461-1     Always vote FOR a management proposal to amend a fair price provision.                             /X/

1461-2     Always vote AGAINST a management proposal to amend a fair price provision.                         / /

     REPEAL FAIR PRICE PROVISION (1462)

1462-1     Always vote FOR a management proposal to repeal a fair price provision.                            /X/

1462-2     Always vote AGAINST a management proposal to repeal a fair price provision.                        / /

     ADOPT ANTI-GREENMAIL PROVISION (1470)

1470-1     Always vote FOR a management proposal to limit the payment of greenmail.                           /X/

1470-2     Always vote AGAINST a management proposal to limit the payment of greenmail.                       / /

     ADOPT ADVANCE NOTICE REQUIREMENT (1480)

1480-1     Always vote FOR a management proposal to adopt advance notice requirements.                        /X/

1480-2     Always vote AGAINST a management proposal to adopt advance notice requirements.                    / /

1480-3     Vote AGAINST IF the provision requires advance notice for director nominations.                    / /

1480-4     Vote AGAINST IF the provision requires advance notice of more than XX days.                        / /

     OPT OUT OF STATE TAKEOVER LAW (1490) 1490 AND 1491 SEEM INCONSISTENT

1490-1     Always vote FOR a management proposal seeking to opt out of a state takeover statutory
           provision.                                                                                         /X/

1490-2     Always vote AGAINST a management proposal seeking to opt out of a state takeover
           statutory provision.                                                                               / /

     OPT INTO STATE TAKEOVER LAW (1491)

1491-1     Always vote FOR a management proposal seeking to opt into a state takeover statutory provision.    /X/

1491-2     Always vote AGAINST a management proposal seeking to opt into a state takeover statutory
           provision.                                                                                         / /

     ADOPT STOCK OPTION PLAN (1500)

1500-1     Always vote FOR a management proposal to adopt a stock option plan for employees.                  / /

1500-2     Always vote AGAINST a management proposal to adopt a stock option plan for employees.              / /

1500-3     Vote AGAINST IF the plan dilution is more than 10% of outstanding common stock.                    /X/

1500-4     Vote AGAINST IF the minimum equity overhang of all plans is more than 15% of outstanding
           common stock.                                                                                      /X/

1500-5     Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.          /X/

                                      II-76

1500-6     Vote AGAINST IF the plan permits pyramiding.                                                       /X/

1500-7     Vote AGAINST IF the plan allows for the repricing or replacement of underwater options.            /X/

1500-8     Vote AGAINST IF the plan allows for non-qualified options to be priced at less than XX%
           of the fair market value on the grant date.                                                        / /

1500-9     Vote AGAINST IF the plan has a share replenishment feature (evergreen plan)--that is,
           it adds a specified number or percentage of outstanding shares for awards each year.               /X/

1500-10    Vote AGAINST IF the plan allows for multiple awards and does not set a limit on non-option
           awards.                                                                                            / /

1500-11    Vote AGAINST IF the plan permits time-lapsing restricted stock awards.                             /X/

1500-12    Vote AGAINST IF the company's equity overhang exceeds the 75th percentile of its peer group.       /X/

1500-13    Vote AGAINST IF the plan contains change-in-control provisions.                                    /X/

1500-14    Vote AGAINST IF the plan administrator may provide loans to exercise awards.                       / /

1500-15    Vote AGAINST IF the plan administrator may accelerate the vesting of outstanding awards.           /X/

1500-16    Vote AGAINST IF the plan administrator may grant reloaded stock options.                           /X/

1500-17    Vote AGAINST IF the company allowed the repricing or replacement of underwater options in
           past fiscal year.                                                                                  /X/

1500-18    Vote AGAINST IF the options granted to the top 5 executives exceed 30% of options granted
           in the past fiscal year.                                                                           /X/

1500-19    Vote AGAINST IF the 3-year run rate exceeds the 75th percentile of its peer group.                 /X/

1500-20    Vote AGAINST IF the company does not expense stock options.                                        /X/

     AMEND STOCK OPTION PLAN (1501)

1501-1     Always vote FOR a management proposal to amend a stock option plan for employees.                  / /

1501-2     Always vote AGAINST a management proposal to amend a stock option plan for employees.              / /

1501-3     Vote AGAINST IF the plan would allow options to be priced at less than 85% fair market value
           on the grant date.                                                                                 /X/

1501-4     Vote AGAINST IF the amendment allows for the repricing or replacement of underwater options.       /X/

1501-5     Vote AGAINST IF the amendment extends post-retirement exercise period.                             /X/

1501-6     Vote AGAINST IF the amendment enhances existing change-in-control features or adds such
           provisions.                                                                                        /X/

1501-7     Vote AGAINST IF the amendment adds time-lapsing restricted stock awards to those granted.          /X/

1501-8     Vote AGAINST IF the amendment increases the per employee limit for awards.                         /X/

1501-9     Vote AGAINST IF the amendment allows for multiple awards and does not set a limit on
           non-option awards.                                                                                 /X/

     ADD SHARES TO STOCK OPTION PLAN (1502)

1502-1     Always vote FOR a management proposal to add shares to a stock option plan for employees.          / /

1502-2     Always vote AGAINST a management proposal to add shares to a stock option plan for employees.      / /

1502-3     Vote AGAINST IF the plan dilution is more than 5% of outstanding common stock.                     /X/

1502-4     Vote AGAINST IF the minimum equity overhang of all plans is more than 15% of total
           outstanding common stock.                                                                          /X/

1502-5     Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.          /X/

1502-6     Vote AGAINST IF the plan permits pyramiding.                                                       /X/

1502-7     Vote AGAINST IF the company allows for the repricing or replacement of underwater options.         /X/

1502-8     Vote AGAINST IF the plan allows non-qualified options to be priced at less than 85% of fair
           market value on the grant date.                                                                    /X/

1502-9     Vote AGAINST IF the plan has a share replenishment feature (evergreen plan)--that is, it adds
           a specified number or percentage of outstanding shares for awards each year.                       /X/

1502-10    Vote AGAINST IF the plan allows for multiple awards and does not set a limit on non-option
           awards.                                                                                            /X/

1502-11    Vote AGAINST IF the plan permits awards of time-lapsing restricted stock.                          /X/

1502-12    Vote AGAINST IF the company's equity overhang exceeds the 75th percentile of its peer group.       /X/

1502-13    Vote AGAINST IF the plan contains change-in-control provisions.                                    /X/

1502-14    Vote AGAINST IF the plan administrator may provide loans to exercise awards.                       / /

1502-15    Vote AGAINST IF the plan administrator may accelerate the vesting of outstanding awards.           /X/

1502-16    Vote AGAINST IF the plan administrator may grant reloaded stock options.                           /X/

1502-17    Vote AGAINST IF the company allowed the repricing or replacement of underwater options in
           past fiscal year.                                                                                  /X/

1502-18    Vote AGAINST IF the options granted to the top 5 executives exceed 30%of options granted in
           the past fiscal year.                                                                              /X/

1502-19    Vote AGAINST IF the 3-year run rate exceeds the 75th percentile of its peer group.                 /X/

1502-20    Vote AGAINST IF the company does not expense stock options.                                        / /

     LIMIT ANNUAL AWARDS (1503)

1503-1     Always vote FOR a management proposal to limit per-employee annual option awards.                  /X/

1503-2     Vote AGAINST IF the per-employee limit is more than 50,000 shares per year.                        /X/

1503-3     Vote AGAINST IF the aggregate per-employee limit is more than 1,000,000 shares over the life
           of the plan.                                                                                       /X/

     EXTEND TERM OF STOCK OPTION PLAN (1505)

1505-1     Always vote FOR a management proposal to extend the term of a stock option plan for employees.     / /

1505-2     Always vote AGAINST a management proposal to extend the term of a stock option plan
           for employees.                                                                                     / /

1505-3     Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.          /X/

1505-4     Vote AGAINST IF the minimum equity overhang of all plans is more than 15% of outstanding
           common stock.                                                                                      /X/

1505-5     Vote AGAINST IF the plan permits pyramiding.                                                       /X/

1505-6     Vote AGAINST IF the plan allows repricing or replacement of underwater options.                    /X/

1505-7     Vote AGAINST IF the plan allows non-qualified options to be priced at less than 85% of the fair
           market value.                                                                                      /X/

1505-8     Vote AGAINST IF the plan allows for multiple awards and does not set a limit on non-option
           awards.                                                                                            /X/

1505-9     Vote AGAINST IF the plan permits time-lapsing restricted stock awards.                             /X/

1505-10    Vote AGAINST IF the company's equity overhang exceeds the 75th percentile of its peer group.       /X/

1505-11    Vote AGAINST IF the plan contains change-in-control provisions.                                    /X/

                                      II-78

1505-12    Vote AGAINST IF the plan administrator may provide loans to exercise awards.                       / /

1505-13    Vote AGAINST IF the plan administrator may accelerate the vesting of outstanding awards.           /X/

1505-14    Vote AGAINST IF the plan administrator may grant reloaded stock options.                           /X/

1505-15    Vote AGAINST IF the company repriced or replaced underwater options in the past fiscal year.       /X/

1505-16    Vote AGAINST IF the options granted to the top 5 executives exceed XX% of the options granted
           in the past fiscal year.                                                                           / /

1505-17    Vote AGAINST IF the 3-year run rate exceeds the 75th percentile of its peer group.                 /X/

1505-18    Vote AGAINST IF the company does not expense stock options.                                        / /

     ADOPT DIRECTOR STOCK OPTION PLAN (1510)

1510-1     Always vote FOR a management proposal to adopt a stock option plan for non-employee directors.     / /

1510-2     Always vote AGAINST a management proposal to adopt a stock option plan for non-employee
           directors.                                                                                         /X/

1510-3     Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the
           fair market value.                                                                                 / /

1510-4     Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.               / /

1510-5     Vote AGAINST IF the minimum potential dilution of all plans is more than XX% of the
           outstanding common equity.                                                                         / /

1510-6     Vote AGAINST IF the plan authorizes 5 or more types of awards.                                     / /

1510-7     Vote AGAINST IF the plan allows for non-formula discretionary awards.                              / /

1510-8     Vote AGAINST IF the plan includes an incentive to receive shares instead of cash.                  / /

1510-9     Vote AGAINST IF the company's equity overhang exceeds the 75th percentile of its peer group.       / /

1510-10    Vote AGAINST IF the company does not expense stock options.                                        / /

     AMEND DIRECTOR STOCK OPTION PLAN (1511)

1511-1     Always vote FOR a management proposal to amend a stock option plan for non-employee directors.     / /

1511-2     Always vote AGAINST a management proposal to amend a stock option plan for non-employee
           directors.                                                                                         /X/

1511-3     Vote AGAINST IF the amendment increases the size of the option awards.                             / /

1511-4     Vote AGAINST IF the amendment would authorize 5 or more types of awards.                           / /

1511-5     Vote AGAINST IF the amendment would permit the granting of non-formula discretionary awards.       / /

1511-6     Vote AGAINST IF the amendment would provide an incentive to receive shares instead of cash.        / /

     ADD SHARES TO DIRECTOR STOCK OPTION PLAN (1512)

1512-1     Always vote FOR a management proposal to add shares to a stock option plan for non-employee
           directors.                                                                                         / /

1512-2     Always vote AGAINST a management proposal to add shares to a stock option plan for
           non-employee directors.                                                                            /X/

1512-3     Vote AGAINST IF the plan allows non-qualified options to be priced at less than 85% of fair
           market value.                                                                                      / /

1512-4     Vote AGAINST IF the plan dilution is more than 15% of the outstanding common equity.               / /

1512-5     Vote AGAINST IF the minimum potential dilution of all plans is more than XX% of the
           outstanding common equity.                                                                         / /

1512-6     Vote AGAINST IF the plan authorizes 5 or more types of awards.                                     / /

1512-7     Vote AGAINST IF the proposed plan allows for non-formula discretionary awards.                     / /

1512-8     Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.         / /

1512-9     Vote AGAINST IF the company's equity overhang exceeds the 75th percentile of its peer group.       / /

1512-10    Vote AGAINST IF the company does not expense stock options.                                        / /

     ADOPT EMPLOYEE STOCK PURCHASE PLAN (1520)

1520-1     Always vote FOR a management proposal to adopt an employee stock purchase plan.                    / /

1520-2     Vote AGAINST IF the plan allows employees to purchase stock at less than 95% the fair market
           value.                                                                                             /X/

1520-3     Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.               / /

1520-4     Vote AGAINST IF the minimum potential dilution of all plans, including this proposal, is
           more than XX% of the outstanding common equity.                                                    / /

     AMEND EMPLOYEE STOCK PURCHASE PLAN (1521)

1521-1     Always vote FOR a management proposal to amend an employee stock purchase plan.                    / /

1521-2     Vote AGAINST IF the plan allows employees to purchase stock at less than 95% of the fair
           market value.                                                                                      /X/

     ADD SHARES TO EMPLOYEE STOCK PURCHASE PLAN (1522)

1522-1     Always vote FOR a management proposal to add shares to an employee stock purchase plan.            / /

1522-2     Vote AGAINST IF the plan allows employees to purchase stock at less than 95% of the fair
           market value.                                                                                      /X/

1522-3     Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.               / /

1522-4     Vote AGAINST IF the minimum potential dilution of all plans, including this proposal, is
           more than XX% of the outstanding common equity.                                                    / /

     ADOPT STOCK AWARD PLAN (1530)

1530-1     Always vote FOR a management proposal to adopt a stock award plan for executives.                  / /

1530-2     Always vote AGAINST a management proposal to adopt a stock award plan for executives.              /X/

1530-3     Vote AGAINST IF the awards vest solely on tenure.                                                  / /

1530-4     Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.               / /

1530-5     Vote AGAINST IF the minimum potential dilution of all plans is more than XX% of the
           outstanding common equity.                                                                         / /

1530-6     Vote AGAINST IF the equity overhang including this proposal exceeds the 75th percentile
           of the company's peer group.                                                                       / /

     AMEND STOCK AWARD PLAN (1531)

1531-1     Always vote FOR a management proposal to amend a stock award plan for executives.                  / /

1531-2     Always vote AGAINST a management proposal to amend a stock award plan for executives.              /X/

1531-3     Vote AGAINST IF the amendment shortens the vesting requirement or lessens the performance
           requirements.                                                                                      / /

1531-4     Vote AGAINST IF the amendment increases the per-employee limit for awards.                         / /

     ADD SHARES TO STOCK AWARD PLAN (1532)

1532-1     Always vote FOR a management proposal to add shares to a stock award plan for executives.          / /

1532-2     Always vote AGAINST a management proposal to add shares to a stock award plan for executives.      /X/

1532-3     Vote AGAINST IF the awards vest solely on tenure.                                                  / /

1532-4     Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.               / /

1532-5     Vote AGAINST IF the minimum potential dilution of all plans is more than XX% of the
           outstanding common equity.                                                                         / /

1532-6     Vote AGAINST IF the equity overhang including this proposal exceeds the 75th percentile
           of the company's peer group.                                                                       / /

     ADOPT DIRECTOR STOCK AWARD PLAN (1540)

1540-1     Always vote FOR a management proposal to adopt a stock award plan for non-employee directors.      / /

1540-2     Always vote AGAINST a management proposal to adopt a stock award plan for non-employee
           directors.                                                                                         /X/

1540-3     Vote AGAINST IF the vesting is based solely on tenure or if the shares are unrestricted
           when granted.                                                                                      / /

1540-4     Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.               / /

1540-5     Vote AGAINST IF the minimum potential dilution for all plans is more than XX% of the
           outstanding common equity.                                                                         / /

1540-6     Vote AGAINST IF the plan would permit the granting of non-formula discretionary awards.            / /

1540-7     Vote AGAINST IF the plan would provide an incentive to receive shares instead of cash.             / /

     AMEND DIRECTOR STOCK AWARD PLAN (1541)

1541-1     Always vote FOR a management proposal to amend a stock award plan for non-employee directors.      / /

1541-2     Always vote AGAINST a management proposal to amend a stock award plan for non-employee
           directors.                                                                                         /X/

1541-3     Vote AGAINST IF the amendment increases the award size.                                            / /

1541-4     Vote AGAINST IF the amendment allows stock awards with no tenure or performance-based vesting.     / /

1541-5     Vote AGAINST IF the amendment would permit the granting of non-formula discretionary awards.       / /

1541-6     Vote AGAINST IF the proposed amendment would include an incentive to receive shares instead
           of cash.                                                                                           / /

     ADD SHARES TO DIRECTOR STOCK AWARD PLAN (1542)

1542-1     Always vote FOR a management proposal to add shares to a stock award plan for non-employee
           directors.                                                                                         / /

1542-2     Always vote AGAINST a management proposal to add shares to a stock award plan for
           non-employee directors.                                                                            /X/

1542-3     Vote AGAINST IF the vesting is based on tenure or if the shares are unrestricted when granted.     / /

1542-4     Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.               / /

1542-5     Vote AGAINST IF the minimum potential dilution of all plans is more than XX% of the
           outstanding common equity.                                                                         / /

1542-6     Vote AGAINST IF the plan would permit the granting of non-formula discretionary awards.            / /

1542-7     Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.         / /

     APPROVE ANNUAL BONUS PLAN (1560)

1560-1     Always vote FOR a management proposal to approve an annual bonus plan.                             /X/

1560-2     Always vote AGAINST a management proposal to approve an annual bonus plan.                         / /

1560-3     Vote AGAINST IF the maximum per-employee payout is not disclosed.                                  / /

1560-4     Vote AGAINST IF the maximum per-employee bonus payable is more than XX% of the participant's
           base salary.                                                                                       / /

1560-5     Vote AGAINST IF the maximum per-employee bonus payable is more than $XX.                           / /

1560-6     Vote AGAINST IF the performance criteria is not disclosed.                                         / /

     APPROVE SAVINGS PLAN (1561)

1561-1     Always vote FOR a management proposal to adopt a savings plan.                                     /X/

1561-2     Always vote AGAINST a management proposal to adopt a savings plan.                                 / /

     APPROVE OPTION/STOCK AWARDS (1562)

1562-1     Always vote FOR a management proposal to grant a one-time option/stock award.                      / /

1562-2     Always vote AGAINST a management proposal to grant a one-time option/stock award.                  /X/

1562-3     Vote AGAINST IF the option/stock award is priced less than XX% of the fair market value on
           the grant date.                                                                                    / /

1562-4     Vote AGAINST IF the option/stock award represents dilution of more than XX% of outstanding
           common equity.                                                                                     / /

1562-5     Vote AGAINST IF the option/stock award is time-lapsing restricted shares.                          / /

1562-6     Vote AGAINST IF the option/stock award is unrestricted shares.                                     / /

1562-7     Vote AGAINST IF the minimum equity overhang from all plans is more than XX% of the
           common equity.                                                                                     / /

1562-8     Vote AGAINST IF the company's overhang, including this proposal, exceeds the 75th percentile
           of its peer group.                                                                                 / /

     ADOPT DEFERRED COMPENSATION PLAN (1563)

1563-1     Always vote FOR a management proposal to adopt a deferred compensation plan.                       /X/

1563-2     Vote AGAINST a management proposal to adopt a deferred compensation plan for non-employee
           directors.                                                                                         / /

1563-3     Vote AGAINST a management proposal to adopt a deferred compensation plan for executives.           / /

1563-4     Vote AGAINST IF the dilution is more than 5% of the outstanding common equity.                     /X/

     APPROVE LONG-TERM BONUS PLAN (1564)

1564-1     Always vote FOR a management proposal to approve a long-term bonus plan.                           / /

1564-2     Always vote AGAINST a management proposal to approve a long-term bonus plan.                       / /

1564-3     Vote AGAINST IF the maximum per-employee payout is not disclosed.                                  /X/

1564-4     Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more
           than 50% of the participant's base salary.                                                         /X/

1564-5     Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more
           than $XX.                                                                                          / /

1564-6     Vote AGAINST IF the proposal creates dilution of more than 5% of the outstanding common equity.    /X/

1564-7     Vote AGAINST IF the performance criteria is not disclosed.                                         / /

     APPROVE EMPLOYMENT AGREEMENTS (1565)

1565-1     Always vote FOR a management proposal to approve an employment agreement or contract.              /X/

1565-2     Always vote AGAINST a management proposal to approve an employment agreement or contract.          / /

     AMEND DEFERRED COMPENSATION PLAN (1566)

1566-1     Always vote FOR a management proposal to amend a deferred compensation plan.                       / /

1566-2     Always vote AGAINST a management proposal to amend a deferred compensation plan.                   /X/

     EXCHANGE UNDERWATER OPTIONS (1570)

1570-1     Always vote FOR a management proposal to exchange underwater options (options with a per-share
           exercise price that exceeds the underlying stock's current market price).                          / /

1570-2     Always vote AGAINST a management proposal to exchange underwater options (options with a
           per-share exercise price that exceeds the underlying stock's current market price).                /X/

1570-3     Vote AGAINST IF the 5 highest paid executives are eligible for the option exchange program.        / /

     AMEND ANNUAL BONUS PLAN (1581)

1581-1     Always vote FOR a management proposal to amend an annual bonus plan.                               / /

1581-2     Always vote AGAINST a management proposal to amend an annual bonus plan.                           /X/

1581-3     Vote AGAINST IF the amendment increases the maximum annual per-employee bonus.                     / /

     REAPPROVE OPTION/BONUS PLAN FOR OBRA (1582)

1582-1     Always vote FOR a management proposal to reapprove a stock option plan or bonus plan for
           purposes of OBRA.                                                                                  /X/

1582-2     Always vote AGAINST a management proposal to reapprove a stock option plan or bonus plan
           for purposes of OBRA.                                                                              / /

1582-3     Vote AGAINST IF the maximum per-employee payout is not disclosed.                                  /X/

1582-4     Vote AGAINST IF the performance criteria is not disclosed.                                         / /

1582-5     Vote AGAINST IF the company repriced or replaced options in the past fiscal year.                  / /

     AMEND LONG-TERM BONUS PLAN (1586)

1586-1     Always vote FOR a management proposal to amend a long-term bonus plan.                             /X/

1586-2     Always vote AGAINST a management proposal to amend a long-term bonus plan.                         / /

1586-3     Vote AGAINST IF the plan increases the per-employee maximum bonus.                                 / /

SHAREHOLDER PROPOSALS

     SP-SHAREHOLDER APPROVAL OF AUDITORS (2000)

2000-1     Always vote FOR a shareholder proposal calling for stockholder ratification of auditors.           /X/

2000-2     Always vote AGAINST a shareholder proposal calling for stockholder ratification of auditors.       / /

     SP-AUDITORS MUST ATTEND ANNUAL MEETING (2001)

2001-1     Always vote FOR a shareholder proposal calling for the auditors to attend the annual meeting.      /X/

2001-2     Always vote AGAINST a shareholder proposal calling for the auditors to attend the annual
           meeting.                                                                                           / /

     SP-LIMIT CONSULTING BY AUDITORS (2002)

2002-1     Always vote FOR a shareholder proposal calling for limiting consulting by auditors.                /X/

2002-2     Always vote AGAINST a shareholder proposal calling for limiting consulting by auditors.            / /

     SP-ROTATE AUDITORS (2003)

2003-1     Always vote FOR a shareholder proposal calling for the rotation of auditors.                       /X/

2003-2     Always vote AGAINST a shareholder proposal calling for the rotation of auditors.                   / /

     SP-RESTORE PREEMPTIVE RIGHTS (2010)

2010-1     Always vote FOR a shareholder proposal to restore preemptive rights.                               /X/

2010-2     Always vote AGAINST a shareholder proposal to restore preemptive rights.                           / /

     SP-STUDY SALE OR SPIN-OFF (2030)

2030-1     Always vote FOR a shareholder proposal asking the company to study sales, spin-offs or
           other strategic alternatives.                                                                      /X/

2030-2     Always vote AGAINST a shareholder proposal asking the company to study sales, spin-offs or
           other strategic alternatives.                                                                      / /

     SP-ADOPT CONFIDENTIAL VOTING (2100)

2100-1     Always vote FOR a shareholder proposal asking the board to adopt confidential voting and
           independent tabulation of the proxy ballots.                                                       /X/

2100-2     Always vote AGAINST a shareholder proposal asking the board to adopt confidential voting
           and independent tabulation of the proxy ballots.                                                   / /

     SP-COUNTING SHAREHOLDER VOTES (2101)

2101-1     Always vote FOR a shareholder proposal asking the company to refrain from counting
           abstentions and broker non-votes in vote tabulations.                                              /X/

2101-2     Always vote AGAINST a shareholder proposal asking the company to refrain from counting
           abstentions and broker non-votes in vote tabulations.                                              / /

     SP-NO DISCRETIONARY VOTING (2102)

2102-1     Always vote FOR a shareholder proposal to eliminate the company's discretion to vote
           unmarked proxy ballots.                                                                            /X/

2102-2     Always vote AGAINST a shareholder proposal to eliminate the company's discretion to vote
           unmarked proxy ballots.                                                                            / /

     SP-EQUAL ACCESS TO THE PROXY (2110)

2110-1     Always vote FOR a shareholder proposal to provide equal access to the proxy materials for
           shareholders.                                                                                      /X/

2110-2     Always vote AGAINST a shareholder proposal to provide equal access to the proxy materials
           for shareholders.                                                                                  / /

2110-3     Vote AGAINST IF the ballot will become open to shareholders' nominees.                             / /

2110-4     Vote AGAINST IF the change will allow shareholder statements.                                      / /

     SP-IMPROVE MEETING REPORTS (2120)

2120-1     Always vote FOR a shareholder proposal to improve annual meeting reports.                          /X/

2120-2     Always vote AGAINST a shareholder proposal to improve annual meeting reports.                      / /

     SP-CHANGE ANNUAL MEETING LOCATION (2130)

2130-1     Always vote FOR a shareholder proposal to change the annual meeting location.                      /X/

2130-2     Always vote AGAINST a shareholder proposal to change the annual meeting location.                  / /

     SP-CHANGE ANNUAL MEETING DATE (2131)

2131-1     Always vote FOR a shareholder proposal to change the annual meeting date.                          /X/

2131-2     Always vote AGAINST a shareholder proposal to change the annual meeting date.                      / /

     SP-INCREASE BOARD INDEPENDENCE (2202)

2202-1     Always vote FOR a shareholder proposal seeking to increase board independence.                     /X/

2202-2     Always vote AGAINST a shareholder proposal seeking to increase board independence.                 / /

     SP-DIRECTOR TENURE/RETIREMENT AGE (2203)

2203-1     Always vote FOR a shareholder proposal seeking to limit the period of time a director can
           serve by establishing a retirement or tenure policy.                                               / /

2203-2     Always vote AGAINST a shareholder proposal seeking to limit the period of time a director
           can serve by establishing a retirement or tenure policy.                                           /X/

2203-3     Vote AGAINST IF the proposal seeks to establish a tenure policy shorter than XX years.             / /

2203-4     Vote AGAINST IF the proposal seeks to establish a retirement age of more than XX years.            / /

     SP-MINIMUM STOCK OWNERSHIP BY DIRECTORS (2204)

2204-1     Always vote FOR a shareholder proposal to require minimum stock ownership by directors.            /X/

2204-2     Always vote AGAINST a shareholder proposal to require minimum stock ownership by directors.        / /

2204-3     Vote AGAINST IF the minimum level of ownership required is more than XX shares.                    / /

     SP-ALLOW UNION/EMPLOYEE REPRESENTATIVES ON THE BOARD (2205)

2205-1     Always vote FOR a shareholder proposal that seeks to provide for union or employee
           representatives on the board of directors.                                                         / /

2205-2     Always vote AGAINST a shareholder proposal that seeks to provide for union or employee
           representatives on the board of directors.                                                         /X/

     SP-DIRECTORS' ROLE IN CORPORATE STRATEGY (2206)

2206-1     Always vote FOR a shareholder proposal seeking to increase disclosure regarding the board's
           role in the development and monitoring of the company's long-term strategic plan.                  / /

2206-2     Always vote AGAINST a shareholder proposal seeking to increase disclosure regarding the
           board's role in the development and monitoring of the company's long-term strategic plan.          /X/

     SP-INCREASE NOMINATING COMMITTEE INDEPENDENCE (2210)

2210-1     Always vote FOR a shareholder proposal to increase the independence of the nominating
           committee.                                                                                         /X/

2210-2     Always vote AGAINST a shareholder proposal to increase the independence of the nominating
           committee.                                                                                         / /

     SP-CREATE NOMINATING COMMITTEE (2211)

2211-1     Always vote FOR a shareholder proposal to create a nominating committee of the board.              /X/

2211-2     Always vote AGAINST a shareholder proposal to create a nominating committee of the board.          / /

2211-3     Vote AGAINST IF the proposal includes no requirements on the number of independent directors
           required to serve on the committee.                                                                / /

     SP-CREATE SHAREHOLDER COMMITTEE (2212)

2212-1     Always vote FOR a shareholder proposal urging the creation of a shareholder committee.             / /

2212-2     Always vote AGAINST a shareholder proposal urging the creation of a shareholder committee.         / /

2212-3     Vote AGAINST IF the proposal is a binding bylaw amendment.                                         /X/

     SP-INDEPENDENT BOARD CHAIRMAN (2214)

2214-1     Always vote FOR a shareholder proposal asking that the chairman of the board of directors be
           chosen from among the ranks of the non-employee directors.                                         / /

2214-2     Always vote AGAINST a shareholder proposal asking that the chairman of the board of
           directors be chosen from among the ranks of the non-employee directors.                            /X/

     SP-LEAD DIRECTOR (2215)

2215-1     Always vote FOR a shareholder proposal asking that a lead director be chosen from among
           the ranks of non-employee directors.                                                               /X/

2215-2     Always vote AGAINST a shareholder proposal asking that a lead director be chosen from among
           the ranks of the non-employee directors.                                                           / /

     SP-ADOPT CUMULATIVE VOTING (2220)

2220-1     Always vote FOR a shareholder proposal calling for the adoption of cumulative voting.              /X/

2220-2     Always vote AGAINST a shareholder proposal calling for the adoption of cumulative voting.          / /

     SP-REQUIRE NOMINEE STATEMENT IN PROXY (2230)

2230-1     Always vote FOR a shareholder proposal to require directors to place a statement of
           candidacy in the proxy statement.                                                                  / /

2230-2     Always vote AGAINST a shareholder proposal to require directors to place a statement of
           candidacy in the proxy statement.                                                                  /X/

     SP-DOUBLE BOARD NOMINEES (2231)

2231-1     Always vote FOR a shareholder proposal to nominate two director candidates for each open
           board seat.                                                                                        / /

2231-2     Always vote AGAINST a shareholder proposal to nominate two director candidates for each
           open board seat.                                                                                   /X/

     SP-DIRECTOR LIABILITY (2240)

2240-1     Always vote FOR a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director's gross negligence and/or
           reckless or willful neglect.                                                                       /X/

2240-2     Always vote AGAINST a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director's gross negligence
           and/or reckless or willful neglect.                                                                / /

     SP-REPEAL CLASSIFIED BOARD (2300)

2300-1     Always vote FOR a shareholder proposal to repeal a classified board.                               /X/

2300-2     Always vote AGAINST a shareholder proposal to repeal a classified board.                           / /

2300-3     Vote AGAINST IF the company does not have a shareholder rights plan (poison pill).                 / /

     SP-REDEEM OR VOTE ON POISON PILL (2310)

2310-1     Always vote FOR a shareholder proposal asking the board to redeem or to allow shareholders
           to vote on a shareholder rights plan (poison pill).                                                /X/

2310-2     Always vote AGAINST a shareholder proposal asking the board to redeem or to allow
           shareholders to vote on a shareholder rights plan (poison pill).                                   / /

2310-3     Vote AGAINST IF the proposal seeks to redeem the rights plan.                                      / /

2310-4     Vote AGAINST IF the board has an independent majority.                                             / /

2310-5     Vote AGAINST IF the proposal is binding rather than merely precatory (advisory).                   / /

2310-6     Vote AGAINST IF the pill does not contain a dead-hand provision.                                   / /

2310-7     Vote AGAINST IF the company elects the entire board annually.                                      / /

     SP-ELIMINATE SUPERMAJORITY PROVISION (2320)

2320-1     Always vote FOR a shareholder proposal that seeks to eliminate supermajority provisions.           /X/

2320-2     Always vote AGAINST a shareholder proposal that seeks to eliminate supermajority provisions.       / /

     SP-REDUCE SUPERMAJORITY PROVISION (2321)

2321-1     Always vote FOR a shareholder proposal that seeks to reduce supermajority provisions.              /X/

2321-2     Always vote AGAINST a shareholder proposal that seeks to reduce supermajority provisions.          / /

     SP-REPEAL FAIR PRICE PROVISION (2324)

2324-1     Always vote FOR a shareholder proposal that seeks to repeal fair price provisions.                 / /

2324-2     Always vote AGAINST a shareholder proposal that seeks to repeal fair price provisions.             /X/

     SP-RESTORE RIGHT TO CALL A SPECIAL MEETING (2325)

2325-1     Always vote FOR a shareholder proposal to restore shareholders' right to call a special
           meeting.                                                                                           /X/

2325-2     Always vote AGAINST a shareholder proposal to restore shareholders' right to call a special
           meeting.                                                                                           / /

     SP-RESTORE RIGHT TO ACT BY WRITTEN CONSENT (2326)

2326-1     Always vote FOR a shareholder proposal to restore shareholders' right to act by written
           consent.                                                                                           /X/

2326-2     Always vote AGAINST a shareholder proposal to restore shareholders' right to act by
           written consent.                                                                                   / /

     SP-PROHIBIT TARGETED SHARE PLACEMENT (2330)

2330-1     Always vote FOR a shareholder proposal to limit the board's discretion to issue targeted
           share placements or to require shareholder approval before such block placements can be made.      /X/

2330-2     Always vote AGAINST a shareholder proposal to limit the board's discretion to issue targeted
           share placements or to require shareholder approval before such block placements can be made.      / /

     SP-OPT OUT OF STATE TAKEOVER STATUTE (2341)

2341-1     Always vote FOR a shareholder proposal seeking to force the company to opt out of a state
           takeover statutory provision.                                                                      /X/

2341-2     Always vote AGAINST a shareholder proposal seeking to force the company to opt out of a
           state takeover statutory provision.                                                                / /

     SP-REINCORPORATION (2342)

2342-1     Always vote FOR a shareholder proposal to reincorporate the company in another state.              /X/

2342-2     Always vote AGAINST a shareholder proposal to reincorporate the company in another state.          / /

2342-3     Vote AGAINST IF the new state has stronger anti-takeover provisions.                               / /

     SP-ADOPT ANTI-GREENMAIL PROVISION (2350)

2350-1     Always vote FOR a shareholder proposal to limit greenmail payments.                                /X/

2320-2     Always vote AGAINST a shareholder proposal to limit greenmail payments.                            / /

     SP-RESTRICT EXECUTIVE COMPENSATION (2400)

2400-1     Always vote FOR a shareholder proposal to restrict executive compensation.                         /X/

2400-2     Always vote AGAINST a shareholder proposal to restrict executive compensation.                     / /

2400-3     Vote AGAINST IF the proposal limits executive pay without linking compensation to financial
           performance.                                                                                       / /

     SP-DISCLOSE EXECUTIVE COMPENSATION (2401)

2401-1     Always vote FOR a shareholder proposal to enhance the disclosure of executive compensation.        /X/

2401-2     Always vote AGAINST a shareholder proposal to enhance the disclosure of executive
           compensation.                                                                                      / /

2401-3     Vote AGAINST IF the proposal extends reporting to all executives paid more than $250,000.          / /

     SP-RESTRICT DIRECTOR COMPENSATION (2402)

2402-1     Always vote FOR a shareholder proposal to restrict director compensation.                          /X/

2402-2     Always vote AGAINST a shareholder proposal to restrict director compensation.                      / /

     SP-CAP EXECUTIVE PAY (2403)

2403-1     Always vote FOR a shareholder proposal to cap executive pay.                                       /X/

2403-2     Always vote AGAINST a shareholder proposal to cap executive pay.                                   / /

     SP-PAY DIRECTORS IN STOCK (2405)

2405-1     Always vote FOR a shareholder proposal calling for directors to be paid with company stock.        /X/

2405-2     Always vote AGAINST a shareholder proposal calling for directors to be paid with company
           stock.                                                                                             / /

2405-3     Vote AGAINST IF the resolution would require directors to receive their entire compensation
           in the form of company stock.                                                                      / /

     SP-APPROVE EXECUTIVE COMPENSATION (2406)

2406-1     Always vote FOR a shareholder proposal calling for shareholder votes on executive pay.             /X/

2406-2     Always vote AGAINST a shareholder proposal calling for shareholder votes on executive pay.         / /

     SP-RESTRICT DIRECTOR PENSIONS (2407)

2407-1     Always vote FOR a shareholder proposal calling for the termination of director retirement
           plans.                                                                                             /X/

2407-2     Always vote AGAINST a shareholder proposal calling for the termination of director
           retirement plans.                                                                                  / /

     SP-REVIEW/REPORT ON/LINK EXECUTIVE PAY TO SOCIAL PERFORMANCE (2408)

2408-1     Always vote FOR a shareholder proposal that asks management to review, report on and/or link
           executive compensation to non-financial criteria, particularly social criteria.                    /X/

2408-2     Always vote AGAINST a shareholder proposal that asks management to review, report on and/or
           link executive compensation to non-financial criteria, particularly social criteria.               / /

2408-3     Vote AGAINST IF the resolution goes beyond the request for a review and/or report, and
           includes actual linkage of pay to social performance.                                              / /

     SP-NO REPRICING OF UNDERWATER OPTIONS (2409)

2409-1     Always vote FOR a shareholder proposal seeking shareholder approval to reprice or replace
           underwater stock options.                                                                          /X/

2409-2     Always vote AGAINST a shareholder proposal seeking shareholder approval to reprice or
           replace underwater stock options.                                                                  / /

2409-3     Vote AGAINST IF the proposal seeking shareholder approval to reprice is binding.                   / /

     SP-GOLDEN PARACHUTES (2414)

2414-1     Always vote FOR a shareholder proposal calling for a ban or shareholder vote on future
           golden parachutes.                                                                                 /X/

2414-2     Always vote AGAINST a shareholder proposal calling for a ban or shareholder vote on future
           golden parachutes.                                                                                 / /

2414-3     Vote FOR IF the current potential payout exceeds XX.XX times one or more of the executives'
           salary and bonus.                                                                                  / /

     SP-AWARD PERFORMANCE-BASED STOCK OPTIONS (2415)

2415-1     Always vote FOR a shareholder proposal seeking to award performance-based stock options.           /X/

2415-2     Always vote AGAINST a shareholder proposal seeking to award performance-based stock options.       / /

     SP-EXPENSE STOCK OPTIONS (2416)

2416-1     Always vote FOR a shareholder proposal establishing a policy of expensing the costs of all
           future stock options issued by the company in the company's annual income statement.               / /

2416-2     Always vote AGAINST a shareholder proposal establishing a policy of expensing the costs of
           all future stock options issued by the company in the company's annual income statement.           /X/

     SP-PENSION FUND SURPLUS (2417)

2417-1     Always vote FOR a shareholder proposal that requests future executive compensation be
           determined without regard to any pension fund income.                                              / /

2417-2     Always vote AGAINST a shareholder proposal that requests future executive compensation be
           determined without regard to any pension fund income.                                              /X/

     SP-CREATE COMPENSATION COMMITTEE (2420)

2420-1     Always vote FOR a shareholder proposal to create a compensation committee.                         /X/

2420-2     Always vote AGAINST a shareholder proposal to create a compensation committee.                     / /

     SP-HIRE INDEPENDENT COMPENSATION CONSULTANT (2421)

2421-1     Always vote FOR a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working
           with corporate management-to assist with executive compensation issues.                            /X/

2421-2     Always vote AGAINST a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants
           working with corporate management-to assist with executive compensation issues.                    / /

     SP-INCREASE COMPENSATION COMMITTEE INDEPENDENCE (2422)

2422-1     Always vote FOR a shareholder proposal to increase the independence of the compensation
           committee.                                                                                         /X/

2422-2     Always vote AGAINST a shareholder proposal to increase the independence of the compensation
           committee.                                                                                         / /

     SP-INCREASE AUDIT COMMITTEE INDEPENDENCE (2500)

2500-1     Always vote FOR a shareholder proposal to increase the independence of the audit committee.        /X/

2500-2     Always vote AGAINST a shareholder proposal to increase the independence of the audit
           committee.                                                                                         / /

     SP-INCREASE KEY COMMITTEE INDEPENDENCE (2501)

2501-1     Always vote FOR a shareholder proposal to increase the independence of key committees.             /X/

2501-2     Always vote AGAINST a shareholder proposal to increase the independence of key committees.         / /

SOCIAL ISSUE PROPOSALS

     SP-DEVELOP/REPORT ON HUMAN RIGHTS POLICY (3000)

3000-1     Always vote FOR a shareholder proposal that asks the company to develop or report on human
           rights policies.                                                                                   / /

3000-2     Always vote AGAINST a shareholder proposal that asks the company to develop or report on
           human rights policies.                                                                             / /

3000-3     Vote AGAINST IF the company does not operate in countries of concern.                              /X/

     SP-REVIEW OPERATIONS' IMPACT ON LOCAL GROUPS (3005)

3005-1     Always vote FOR a shareholder proposal that asks the company to review its operations'
           impact on local groups.                                                                            / /

3005-2     Always vote AGAINST a shareholder proposal that asks the company to review its operations'
           impact on local groups.                                                                            /X/

     SP-BURMA-LIMIT OR END OPERATIONS (3030)

3030-1     Always vote FOR a shareholder proposal that asks the company to limit or end operations in
           Burma.                                                                                             / /

3030-2     Always vote AGAINST a shareholder proposal that asks the company to limit or end operations
           in Burma.                                                                                          / /

3030-3     Vote AGAINST IF the company's operations are de minimus and do not involve oil or mining.          /X/

3030-4     Vote AGAINST IF the company does not contract directly with the Burmese government.                / /

     SP-BURMA-REVIEW OPERATIONS (3031)

3031-1     Always vote FOR a shareholder proposal that asks management to review operations in Burma.         /X/

3031-2     Always vote AGAINST a shareholder proposal that asks management to review operations in Burma.     / /

     SP-CHINA-NO USE OF FORCED LABOR (3040)

3040-1     Always vote FOR a shareholder proposal that asks management to certify that company
           operations are free of forced labor.                                                               /X/

3040-2     Always vote AGAINST a shareholder proposal that asks management to certify that company
           operations are free of forced labor.                                                               / /

     SP-CHINA-ADOPT CODE OF CONDUCT (3041)

3041-1     Always vote FOR a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of
           Workers in China.                                                                                  / /

3041-2     Always vote AGAINST a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of
           Workers in China.                                                                                  / /

3041-3     Vote AGAINST IF the company has de minimus operations involving China.                             /X/

     SP-REVIEW MILITARY CONTRACTING CRITERIA (3100)

3100-1     Always vote FOR a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military
           contracts and to govern the execution of the contracts.                                            / /

3100-2     Always vote AGAINST a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military
           contracts and to govern the execution of the contracts.                                            / /

3100-3     Vote AGAINST IF the company derives less than 50% of its revenues from military-related
           operations.                                                                                        /X/

     SP-REVIEW ECONOMIC CONVERSION (3110)

3110-1     Always vote FOR a shareholder proposal that asks management to create a plan for converting the company's facilities that are dependent on defense contracts toward production for
           commercial markets.                                                                                / /

3110-2     Always vote AGAINST a shareholder proposal that asks management to create a plan for converting the company's facilities that are dependent on defense contracts toward
           production for commercial markets.                                                                 / /

3110-3     Vote AGAINST IF the company derives less than 50% of its revenues from defense contracts.          /X/

     SP-REVIEW SPACE WEAPONS (3120)

3120-1     Always vote FOR a shareholder proposal that asks management to report on the company's government contracts for the development of ballistic missile defense technologies and
           related space systems.                                                                             / /

3120-2     Always vote AGAINST a shareholder proposal that asks management to report on the company's government contracts for the development of ballistic missile defense technologies and
           related space systems.                                                                             /X/

     SP-REVIEW FOREIGN MILITARY SALES (3130)

3130-1     Always vote FOR a shareholder proposal that asks management to report on the company's
           foreign military sales or foreign offset activities.                                               /X/

3130-2     Always vote AGAINST a shareholder proposal that asks management to report on the company's
           foreign military sales or foreign offset activities.                                               / /

3130-3     Vote AGAINST IF all of the company's current weapons programs result in sales to both the
           U.S. and foreign governments, or to the U.S. government exclusively.                               / /

     SP-LIMIT OR END NUCLEAR WEAPONS PRODUCTION (3150)

3150-1     Always vote FOR a shareholder proposal that asks management to limit or end nuclear weapons
           production.                                                                                        / /

3150-2     Always vote AGAINST a shareholder proposal that asks management to limit or end nuclear
           weapons production.                                                                                /X/

     SP-REVIEW NUCLEAR WEAPONS PRODUCTION (3151)

3151-1     Always vote FOR a shareholder proposal that asks management to review nuclear weapons
           production.                                                                                        / /

3151-2     Always vote AGAINST a shareholder proposal that asks management to review nuclear
           weapons production.                                                                                /X/

     SP-REVIEW CHARITABLE GIVING POLICY (3210)

3210-1     Always vote FOR a shareholder proposal that asks the company to establish
           shareholder-designated contribution programs.                                                      / /

3210-2     Always vote AGAINST a shareholder proposal that asks the company to establish
           shareholder-designated contribution programs.                                                      / /

3210-3     Vote AGAINST IF the company has a well-managed program or the proposal will be unduly
           burdensome.                                                                                        /X/

     SP-LIMIT OR END CHARITABLE GIVING (3215)

3215-1     Always vote FOR a shareholder proposal that asks the company to limit or end charitable
           giving.                                                                                            / /

3215-2     Always vote AGAINST a shareholder proposal that asks the company to limit or end charitable
           giving.                                                                                            / /

3215-3     Vote AGAINST IF the company's giving is not excessive or the proposal would end all giving.        /X/

     SP-REVIEW POLITICAL SPENDING (3220)

3220-1     Always vote FOR a shareholder proposal that asks the company to increase disclosure of
           political spending and activities.                                                                 / /

3220-2     Always vote AGAINST a shareholder proposal that asks the company to increase disclosure of
           political spending and activities.                                                                 / /

3220-3     Vote AGAINST IF the information requested is already easily available or if compliance is
           costly.                                                                                            /X/

     SP-LIMIT OR END POLITICAL SPENDING (3221)

3221-1     Always vote FOR a shareholder proposal that asks the company to limit or end political
           spending.                                                                                          / /

3221-2     Always vote AGAINST a shareholder proposal that asks the company to limit or end political
           spending.                                                                                          / /

3221-3     Vote AGAINST IF the total contributions were less than $50,000 or the proposal would end
           all spending.                                                                                      /X/

     SP-DISCLOSE PRIOR GOVERNMENT SERVICE (3222)

3222-1     Always vote FOR a shareholder proposal requesting disclosure of company executives' prior
           government service.                                                                                / /

3222-2     Always vote AGAINST a shareholder proposal requesting disclosure of company executives'
           prior government service.                                                                          /X/

     SP-AFFIRM POLITICAL NONPARTISANSHIP (3224)

3224-1     Always vote FOR a shareholder proposal requesting affirmation of political nonpartisanship.        / /

3224-2     Always vote AGAINST a shareholder proposal requesting affirmation of political nonpartisanship.    /X/

     SP-REVIEW TOBACCO MARKETING (3300)

3300-1     Always vote FOR a shareholder proposal that asks management to report on or change tobacco
           product marketing practices.                                                                       / /

3300-2     Always vote AGAINST a shareholder proposal that asks management to report on or change
           tobacco product marketing practices.                                                               / /

3300-3     Vote AGAINST IF no relevant studies suggest the company's practices promote illegal sales
           to minors.                                                                                         / /

3300-4     Vote AGAINST IF the proposal deals with marketing to specific target groups.                       / /

3300-5     Vote AGAINST IF the proposal deals with marketing practices abroad.                                / /

3300-6     Vote AGAINST IF the proposal deals with criteria or codes for tobacco ads.                         / /

3300-7     Vote AGAINST IF the proposal calls for action beyond reporting.                                    /X/

     SP-SEVER LINKS WITH TOBACCO INDUSTRY (3307)

3307-1     Always vote FOR a shareholder proposal to sever links with the tobacco industry.                   / /

3307-2     Always vote AGAINST a shareholder proposal to sever links with the tobacco industry.               /X/

3307-3     Vote AGAINST IF the company is submitted to a tobacco company.                                     / /

3307-4     Vote AGAINST IF the company is NOT a health care company.                                          / /

3307-5     Vote AGAINST IF the company has retail outlets for tobacco products.                               / /

3307-6     Vote AGAINST IF the company provides products to the tobacco industry.                             / /

3307-7     Vote AGAINST IF the proposal concerns media outlets for tobacco advertising.                       / /

3307-8     Vote AGAINST IF the proposal concerns tobacco farmers.                                             / /

     SP-REVIEW OR REDUCE TOBACCO HARM TO HEALTH (3308)

3308-1     Always vote FOR a shareholder proposal that asks the company to review or reduce tobacco
           harm to health.                                                                                    / /

3308-2     Always vote AGAINST a shareholder proposal that asks the company to review or reduce
           tobacco harm to health.                                                                            /X/

3308-3     Vote AGAINST IF the proposal concerns adoption of a no-smoking policy.                             / /

3308-4     Vote AGAINST IF the proposal concerns research or changes to product ingredients.                  / /

3308-5     Vote AGAINST IF the proposal concerns changes to package labeling and health warnings.             / /

     SP-REVIEW OR PROMOTE ANIMAL WELFARE (3320)

3320-1     Always vote FOR a shareholder proposal that asks management to review or promote animal
           welfare.                                                                                           / /

3320-2     Always vote AGAINST a shareholder proposal that asks management to review or promote
           animal welfare.                                                                                    /X/

3320-3     Vote AGAINST IF the proposal calls for an end to consumer product safety tests with animals.       / /

     SP-REVIEW DRUG PRICING OR DISTRIBUTION (3340)

3340-1     Always vote FOR a shareholder proposal that asks the company to report or take action on
           pharmaceutical drug pricing or distribution.                                                       / /

3340-2     Always vote AGAINST a shareholder proposal that asks the company to report or take action
           on pharmaceutical drug pricing or distribution.                                                    / /

3340-3     Vote AGAINST IF the proposal asks for more than a report.                                          /X/

3340-4     Vote AGAINST IF the proposal relates only to domestic pricing.                                     / /

     SP-OPPOSE EMBRYO/FETAL DESTRUCTION (3350)

3350-1     Always vote FOR a shareholder proposal that asks the company to take action on embryo or
           fetal destruction.                                                                                 / /

3350-2     Always vote AGAINST a shareholder proposal that asks the company to take action on
           embryo or fetal destruction.                                                                       /X/

     SP-REVIEW NUCLEAR FACILITY/WASTE (3400)

3400-1     Always vote FOR a shareholder proposal that asks the company to review or report on nuclear
           facilities or nuclear waste.                                                                       / /

3400-2     Always vote AGAINST a shareholder proposal that asks the company to review or report on
           nuclear facilities or nuclear waste.                                                               / /

3400-3     Vote AGAINST IF the proposal asks for action beyond reporting.                                     /X/

3400-4     Vote AGAINST IF the proposal asks for cessation of nuclear-related activities.                     / /

     SP-REVIEW ENERGY EFFICIENCY& RENEWABLES (3410)

3410-1     Always vote FOR a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy
           efficiency.                                                                                        / /

3410-2     Always vote AGAINST a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy
           efficiency.                                                                                        / /

3410-3     Vote AGAINST IF the proposal asks for more than a report.                                          /X/

     SP-CONTROL GENERATION OF POLLUTANTS (3422)

3422-1     Always vote FOR a shareholder proposal that asks the company to control generation of
           pollutant(s).                                                                                      / /

3422-2     Always vote AGAINST a shareholder proposal that asks the company to control generation of
           pollutant(s).                                                                                      / /

3422-3     Vote AGAINST IF the proposal asks for action beyond reporting.                                     /X/

3422-4     Vote AGAINST IF the company reports its emissions and plans to limit their future growth.          / /

3422-5     Vote AGAINST IF the company reports its emissions and plans to reduce them from established
           levels.                                                                                            / /

     SP-REPORT ON ENVIRONMENTAL IMPACT OR PLANS (3423)

3423-1     Always vote FOR a shareholder proposal that asks the company to report on its environmental
           impact or plans.                                                                                   / /

3423-2     Always vote AGAINST a shareholder proposal that asks the company to report on its
           environmental impact or plans.                                                                     / /

3423-3     Vote AGAINST IF management has issued a written statement beyond the legal minimum.                /X/

     SP-REVIEW OR CURB BIOENGINEERING (3430)

3430-1     Always vote FOR a shareholder proposal that asks management to report on, label or restrict
           sales of bioengineered products.                                                                   / /

3430-2     Always vote AGAINST a shareholder proposal that asks management to report on, label or
           restrict sales of bioengineered products.                                                          / /

3430-3     Vote AGAINST IF the proposal asks for action beyond reporting.                                     /X/

3430-4     Vote AGAINST IF the proposal calls for a moratorium on sales of bioengineered products.            / /

     SP-PRESERVE/REPORT ON NATURAL HABITAT (3440)

3440-1     Always vote FOR a shareholder proposal that asks the company to preserve natural habitat.          / /

3440-2     Always vote AGAINST a shareholder proposal that asks the company to preserve natural habitat.      / /

3440-3     Vote AGAINST IF the proposal asks for action beyond reporting.                                     /X/

3440-4     Vote AGAINST IF the proposal does not address a unique habitat.                                    / /

     SP-REVIEW DEVELOPING COUNTRY DEBT (3500)

3500-1     Always vote FOR a shareholder proposal asking the company to review its developing country
           debt and lending criteria and to report to shareholders on its findings.                           / /

3500-2     Always vote AGAINST a shareholder proposal asking the company to review their developing
           country debt and lending criteria and to report to shareholders on its findings.                   / /

3500-3     Vote AGAINST IF the proposal asks for action beyond reporting.                                     /X/

     SP-REVIEW SOCIAL IMPACT OF FINANCIAL VENTURES (3503)

3503-1     Always vote FOR a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit
           decisions.                                                                                         / /

3503-2     Always vote AGAINST a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of
           its credit decisions.                                                                              / /

3503-3     Vote AGAINST IF the proposal asks for action beyond reporting.                                     /X/

     SP-REVIEW FAIR LENDING POLICY (3520)

3520-1     Always vote FOR a shareholder proposal requesting reports and/or reviews of plans and/or
           policies on fair lending practices.                                                                / /

3520-2     Always vote AGAINST a shareholder proposal requesting reports and/or reviews of plans and/or
           policies on fair lending practices.                                                                /X/

     SP-REVIEW PLANT CLOSINGS (3600)

3600-1     Always vote FOR a shareholder proposal that asks the company to establish committees to
           consider issues related to facilities closure and relocation of work.                              / /

3600-2     Always vote AGAINST a shareholder proposal that asks the company to establish committees to
           consider issues related to facilities closure and relocation of work.                              /X/

     SP-REPORT ON EEO (3610)

3610-1     Always vote FOR a shareholder proposal that asks management to report on the company's affirmative action policies and programs, including releasing its EEO-1 forms and providing
           statistical data on specific positions within the company.                                         / /

3610-2     Always vote AGAINST a shareholder proposal that asks management to report on the company's affirmative action policies and programs, including releasing its EEO-1 forms and providing
           statistical data on specific positions within the company.                                         / /

3610-3     Vote AGAINST IF the company releases its EEO-1 reports.                                            / /

3610-4     Vote AGAINST IF the company's EEO-1 reports and compliance record indicate it is average.          /X/

3610-5     Vote AGAINST IF the information indicates a well-established affirmative action program.           / /

     SP-DROP SEXUAL ORIENTATION FROM EEO POLICY (3614)

3614-1     Always vote FOR a shareholder proposal that asks management to drop sexual orientation from
           EEO policy.                                                                                        / /

3614-2     Always vote AGAINST a shareholder proposal that asks management to drop sexual orientation
           from EEO policy.                                                                                   /X/

     SP-REVIEW MEXICAN WORK FORCE CONDITIONS (3621)

3621-1     Always vote FOR a shareholder proposal that asks management to report on or review Mexican
           operations.                                                                                        / /

3621-2     Always vote AGAINST a shareholder proposal that asks management to report on or review
           Mexican operations.                                                                                /X/

     SP-ADOPT STANDARDS FOR MEXICAN OPERATION (3622)

3622-1     Always vote FOR a shareholder proposal that asks management to adopt standards for Mexican
           operations.                                                                                        / /

3622-2     Always vote AGAINST a shareholder proposal that asks management to adopt standards for
           Mexican operations.                                                                                /X/

     SP-REVIEW OR IMPLEMENT MACBRIDE PRINCIPLES (3630)

3630-1     Always vote FOR a shareholder proposal that asks management to review or implement the
           MacBride principles.                                                                               / /

3630-2     Always vote AGAINST a shareholder proposal that asks management to review or implement the
           MacBride principles.                                                                               / /

3630-3     Vote AGAINST IF no fair employment problems exist.                                                 /X/

     SP-URGE MACBRIDE ON CONTRACTOR/FRANCHISEE (3632)

3632-1     Always vote FOR a shareholder proposal that asks the company to encourage its contractors
           and franchisees to implement the MacBride principles.                                              / /

3632-2     Always vote AGAINST a shareholder proposal that asks the company to encourage its contractors
           and franchisees to implement the MacBride principles.                                              / /

3632-3     Vote AGAINST IF no fair employment problems exist at contractor/franchisee.                        /X/

     SP-REVIEW GLOBAL LABOR PRACTICES (3680)

3680-1     Always vote FOR a shareholder proposal that asks management to report on or review its
           global labor practices or those of their contractors.                                              / /

3680-2     Always vote AGAINST a shareholder proposal that asks management to report on or review its
           global labor practices or those of their contractors.                                              / /

3680-3     Vote AGAINST IF the company already reports publicly using a recognized standard.                  / /

3680-4     Vote AGAINST IF the resolution asks for more than a report.                                        /X/

     SP-MONITOR/ADOPT ILO CONVENTIONS (3681)

3681-1     Always vote FOR a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization's (ILO)
           core labor conventions.                                                                            / /

3681-2     Always vote AGAINST a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization's
           (ILO) core labor conventions.                                                                      / /

3681-3     Vote AGAINST IF the proposal asks the company to use third-party monitors.                         / /

3681-4     Vote AGAINST IF the company has a reasonable code and monitoring system.                           /X/

     SP-REPORT ON SUSTAINABILITY (3700)

3700-1     Always vote FOR a shareholder proposal requesting reports on sustainability.                       / /

3700-2     Always vote AGAINST a shareholder proposal requesting reports on sustainability.                   / /

3700-3     Always vote AGAINST IF the company has already issued a report in GRI format.                      /X/

                                 APPENDIX II-XI


                       WELLINGTON MANAGEMENT COMPANY, LLP


                          PROXY POLICIES AND PROCEDURES
                              DATED: APRIL 30, 2003

INTRODUCTION

     Wellington Management Company, LLP ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.

     Wellington Management's Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.

STATEMENT OF POLICIES

     As a matter of policy, Wellington Management:

     1. Takes responsibility for voting client proxies only upon a client's written request.

     2. Votes all proxies in the best interests of its clients as shareholders, I.E., to maximize economic value.

     3. Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country in which it is involved.

     4. Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

     5. Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

     6. Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

     7. Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

     8. Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

     9. Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

RESPONSIBILITY AND OVERSIGHT

     Wellington Management has a Proxy Committee, established by action of the firm's Executive Committee, that is responsible for the review and approval of the firm's written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Proxy Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Proxy Group within the Legal Services Department. In addition, the Proxy Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

STATEMENT OF PROCEDURES

     Wellington Management has in place certain procedures for implementing its proxy voting policies.

GENERAL PROXY VOTING

     AUTHORIZATION TO VOTE. Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

     RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.

     RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

     RESEARCH. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

     PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:

     - Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (I.E., "For", "Against", "Abstain") are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.

     - Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Proxy Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

     - Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

     MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.

     If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Proxy Committee should convene. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

     OTHER CONSIDERATIONS. In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

     SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

     SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (I.E., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

     In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

     LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY, IMMATERIAL IMPACT, OR EXCESSIVE COSTS. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington Management may determine not to enter a vote. Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

ADDITIONAL INFORMATION

     Wellington Management maintains records of proxies voted pursuant to
Section 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

     Wellington Management's Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

                                 APPENDIX II-XII

                                WESTCAP INVESTORS

                           PROXY POLICY AND PROCEDURES

POLICY

     WESTCAP Investors, LLC ("WESTCAP") acts as investment manager or investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA"). As "investment manager" or "investment adviser" we vote proxies as part of our authority to manage, acquire and dispose of account assets when delegated by the client (or for ERISA accounts, unless the "named fiduciary" has explicitly reserved that authority for itself). When voting proxies for clients, our utmost concern is that all decisions be made solely in the best interest of our clients (for ERISA accounts, "plan beneficiaries and participants", in accordance with the letter and spirit of ERISA) in their capacity as shareholders. We will act in a manner we deem prudent and diligent and which is intended to enhance the economic value of the assets of the account.

PURPOSE

     The purpose of these Proxy Policy and Procedures is to memorialize the procedures and policies adopted by WESTCAP to enable it to comply with its accepted responsibilities.

PROCEDURES

     The Proxy Policy Committee ("PPC") is responsible for establishing the guidelines by which we vote our proxies. The Proxy Administrator is responsible for reviewing the proxy proposals to determine which proposals may be voted in accordance with previously established guidelines or precedents. The proposals which are not clearly governed by the guidelines will require the further review and approval of the members of PPC. In addition, PPC will meet briefly whenever necessary or desirable to review proxy voting matters.

     While how best to vote a proxy to maximize investment return may not be clear or be able to be decided with certainty in all cases, Westcap will exercise its best judgment to vote proxies so as to maximize investment return.

PROXY ADMINISTRATOR

     The Proxy Administrator supervises and oversees the voting of all proxies. The Proxy Administrator reviews open issues on proxies and uses such available resources, such as the recommendation services provided by Institutional Shareholder Services ("ISS"), as it deems appropriate to help in evaluating the issues. Usually, the company's proxy statement contains sufficient information to make a specific voting decision; however, additional information is available if needed, such as the Annual Report and reports from ISS or other proxy evaluation services. These outside services assist us by providing a summary of the pros and cons of the proposals outlined in the proxy statements. In some cases the Administrator may also obtain input from the portfolio managers regarding any stock they hold in their portfolios. After analyzing the issues based on the accumulated information and the guidelines, the proxy will be voted in accordance with the guidelines, or if the guidelines do not govern or the issue is controversial, the Proxy Administrator will forward the proxy and materials to the IPC for further review and approval.

RECORD KEEPING

     Westcap is presently using ISS to assist in the voting of and record keeping of proxies. ISS is used to retrieve and print information or reports regarding a particular proxy, issue, or account.

     ISS receives a list of Westcap accounts which held the stock in question as of the designated record date. A filter is done against the list to eliminate accounts for which Westcap does not have voting authority. The remaining list is checked against actual forms/cards received by ISS to determine that ISS has received a proxy for each account for which it has voting responsibility. A timely follow up is made by ISS with the client's custodian for the missing forms/cards. As the meeting date approaches ISS makes a reasonable effort to get all shares for which Westcap has voting responsibility.

     A list of Westcap accounts and the number of shares held by each of the companies presenting the proxy is established on the ISS system through coordination with Westcap's portfolio accounting system. The voting direction in accordance with the guidelines is affirmed or transmitted to Proxyedge, the electronic voting system used by ISS. The date the proxy card was actually received at ISS is recorded. The final step is to record the date the proxy was actually voted and mailed.

     The Proxy Administrator receives quarterly reports from ISS for voted proxies. On an as needed basis, Westcap can retrieve a report for a client for a requested period all proxies were voted, along with how each issue was voted and any comments or guidelines expressed by Westcap.

     Westcap's voting decision is noted in the ISS system which is retained in electronic form for a minimum of three years.

CONFLICTS OF INTEREST

     Westcap is sensitive to conflicts of interest that may arise in the proxy decision making process. For example, conflicts of interest may arise when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Westcap; (ii) a proponent of a proxy proposal has a business relationship with Westcap (e.g., an employee group for which Westcap manages money); (iii) Westcap has business relationships with participants in proxy contests, corporate directors or director candidates; or
(iv) a Westcap employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Westcap executive has a relative who serves as a director of a company). Westcap is committed to resolving all such and similar conflicts in its clients' collective best interest. Westcap has developed this Proxy Policy to serve the collective best interests of its clients, and accordingly, will generally vote pursuant to this Proxy Policy when conflicts of interest arise. When there are proxy voting proposals, however, that give rise to conflicts of interest and are not addressed by this Proxy Policy, the Investment Policy Committee will consult Westcap's Compliance Officer and senior management. The IPC, Compliance Officer and senior management will consult with an independent consultant or outside counsel to resolve material conflicts of interest. Possible resolutions of such conflicts may include: (i) voting in accordance with the guidance of an independent consultant or outside counsel; (ii) erecting information barriers around the person or persons making voting decisions; (iii) designating a person or committee to vote that has no knowledge of any relationship between Westcap and the issuer, its officers or directors, director candidates, or proxy proponents; (iv) voting in proportion to other shareholders; or (v) voting in other ways that are consistent with Westcap's obligation to vote in its clients' collective best interest.

     No actual conflicts of interest have been identified by Westcap.

GUIDELINES

     Each proxy issue will be considered individually. The following general guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

VOTE AGAINST

     (a) Issues regarding Board entrenchment and anti-takeover measures such as the following:

       (i)        Proposals to stagger board members' terms;

       (ii) Proposals to limit the ability of shareholders to call special meetings;

       (iii)      Proposals to require super majority votes;

       (iv) Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

       (v)        Proposals regarding "fair price" provisions;

       (vi)       Proposals regarding "poison pill" provisions; and

       (vii)      Permitting "green mail".

     (b)  Providing cumulative voting rights.

     (c) "Social issues," unless specific client guidelines supersede, e.g. restrictions regarding South Africa.

VOTE FOR

     (a)  Date and place of Annual Meeting.

     (b)  Rotation of Annual Meeting Place.

     (c)  Limitation on charitable contributions, fees paid to lawyers.

     (d) Ratification of directors' actions on routine matters since previous Annual Meeting.

     (e)  Confidential voting.

CASE-BY-CASE

     (1)  Pay Directors solely in stock.

     (2)  Eliminate Director mandatory retirement policy.

     (3)  Mandatory retirement age for directors.

     (4)  Rotate annual meeting location/date.

     (5)  Option and stock grants to management and directors.

     (6) Allowing indemnification of directors and/or officers after reviewing the applicable state laws and extent of protection requested.

     (7)  Election of auditors recommended by management

     (8)  Limit Directors Liability

     (9) Election of directors recommended by management, except if there is a proxy fight.

     (Revised 6/03)

                                     PART C

                                OTHER INFORMATION

EXHIBITS

          (a) (1) Certificate of Trust.(1)
              (2) Amendment to Certificate of Trust.(2)
              (3) Amended and Restated Declaration of Trust dated May 23,
                  2000.(3)

          (b)  Amended and Restated By-Laws.(2)

          (c) In response to this item, Registrant incorporates by reference the following provisions of its Agreement and Declaration of Trust and By-Laws, filed herewith as Exhibit (a)(3) and Exhibit
               (b), respectively, defining the rights of Registrant's shareholders: Articles III and V of the Agreement and Declaration of Trust and Article III of the By-Laws.

          (d) (1) (i)  Management Agreement between Registrant and Prudential
                       Investments LLC (formerly known as Prudential Mutual Fund Management, Inc. and Prudential Investments Fund Management LLC)(PI).(1)

                 (ii)  Amendment to Management Agreement dated April 1, 1994.(3)

              (2) (i) Subadvisory Agreement between PI and J.P. Morgan Investment Management Inc. (J.P. Morgan).(4)

                 (ii) Subadvisory Agreement between PI and Westcap Investors, LLC. dated July 24, 2003.(9)

                (iii) Subadvisory Agreement between PI and Lazard Asset Management (Lazard) for the International Equity Portfolio.(1)

                 (iv) Subadvisory Agreement between PI and Wellington Management Company (Wellington).(1)

                  (v) Subadvisory Agreement between PI and Fischer Francis Trees & Watts, Inc. (FFTW).(4)

                 (vi) Subadvisory Agreement between PI and Columbus Circle Investors (CCI).(3)

                (vii) Subadvisory Agreement between PI and Pacific Investment Management Company (PIMCO).(1)

               (viii) Subadvisory Agreement between PI and Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley).(8)

                 (ix) Subadvisory Agreement between PI and NFJ Investment Group L.P. (NFJ).(9)

                  (x) Subadvisory Agreement between PI and EARNEST Partners, LLC (EARNEST Partners).(3)

                 (xi)  Subadvisory Agreement between PI and RS
                       Investments Management, LP (RS Investments).(*)

                (xii)  Subadvisory Agreement between PI and Oak Associates, Ltd.
                       (Oak).(5)

          (e) (1) Distribution Agreement between Registrant and Prudential Investment Management Services LLC (PIMS).(6)

              (2) Form of Selected Dealer Agreement.(6)

          (f)  Not applicable.

          (g)  Custodian Contract between Registrant and The Bank of New York
               (BONY) dated November 7, 2002.(7)

          (h) Transfer Agency and Service Agreement between Registrant and Prudential Mutual Fund Services, Inc.(7)

          (i)  Opinion of Morris, Nichols, Arsht & Tunnell.(3)

          (j)  Consent of independent accountants.(*)

          (k)  Not applicable.

          (l)  Not applicable.

          (m)  Not applicable.

          (n)  Not applicable.

          (p) (1) Code of Ethics of Registrant.(9)
              (2) Code of Ethics of PI and PIMS.(9)
              (3) Code of Ethics of J.P. Morgan dated October 6, 2001.(3)
              (4) Code of Ethics of Westcap.(9)

              (5) Code of Ethics of Lazard.(3)

              (6) Code of Ethics of Wellington.(2)
              (7) Code of Ethics of FFTW.(4)
              (8) Code of Ethics of CCI.(2)

              (9) Code of Ethics of PIMCO.(3)
              (10) Code of Ethics of Hotchkis and Wiley.(8)
              (11) Code of Ethics of EARNEST Partners.(3)

              (12) Code of Ethics of Oak.(2)

              (13) Code of Ethics of RS Investments.(9)
              (14) Code of Ethics of NFJ.(9)

          (q) (1) Powers of Attorney dated August 1, 2003.(9)
              (2) Powers of Attorney dated August 1, 2003.(9)

--------------
     *    Filed herewith.

     1. Incorporated by reference to post-effective amendment no. 7 to Registrant's registration statement on Form N-1A filed via EDGAR on March 11, 1997 (File No. 33-50476).

     2. Incorporated by reference to post-effective amendment no. 12 to Registrant's registration statement on Form N-1A filed via EDGAR on May 1, 2000 (File No. 33-50476).

     3. Incorporated by reference to post-effective amendment no. 14 to Registrant's registration statement on Form N-1A filed via EDGAR on April 30, 2002 (File No. 33-50476).

     4. Incorporated by reference to post-effective amendment no. 13 to Registrant's registration statement on Form N-1A filed via EDGAR on April 27, 2001 (File No. 33-50476).

     5. Incorporated by reference to post-effective amendment no. 6 to Registrant's registration statement on Form N-1A filed via EDGAR on March 1, 1996 (File No. 33-50476).

     6. Incorporated by reference to post-effective amendment no. 9 to Registrant's registration statement on Form N-1A filed via EDGAR on March 2, 1999 (File No. 33-50476).

     7. Incorporated by reference to post-effective amendment no. 15 to Registrant's registration statement on Form N-1A filed via EDGAR on April 30, 2003 (File No. 33-50476).

     8. Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed on September 30, 2002.

     9. Incorporated by reference to post-effective amendment no. 16 to Registrant's registration statement on Form N-1A filed via EDGAR on March 26, 2004 (File No. 33-50476).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     Not Applicable.

ITEM 25. INDEMNIFICATION.

     As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VI of Registrant's By-Laws (Exhibit (b) to this registration statement), officers, trustees, employees and agents of Registrant will not be liable to Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with Registrant, subject to the same exceptions. Section 3817 of the Delaware Business Trust Act permits indemnification of trustees who acted in good faith and reasonably believed that the conduct was in the best interest of Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 8 of the Distribution Agreement
(Exhibit (e)(1) to this registration statement), the distributor of Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission (the SEC) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against Registrant by such trustee, officer or controlling person in connection with the shares being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

     Section 9 of the Management Agreement (Exhibit (d)(1)(i) to this registration statement) and Section 4 of the Subadvisory Agreements (Exhibits
(d)(2)(i) through (xii) to this registration statement) limit the liability of PI and each Adviser, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

     Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the SEC under the 1940 Act as long as the interpretation of Section 17(h) and 17(i) of such Act remains in effect and is consistently applied.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     (a)  PI

     See "How the Trust is Managed--Manager" in the prospectus constituting Part A of this registration statement (the Prospectus) and "Investment Advisory and Other Services" in the statement of additional information constituting Part B of this registration statement (the SAI).

     The business and other connections of the officers of PI are listed in the Form ADV of PI on file with the SEC, as most recently amended (File No. 801-31104).

     The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

NAME AND ADDRESS           POSITION WITH PI                                    PRINCIPAL OCCUPATIONS
----------------           ----------------                                    ---------------------
Robert F. Gunia            Executive Vice President and Chief           Executive Vice President, and Chief
                           Administrative Officer                        Administrative Officer, PI; Vice
                                                                         President, Prudential; President,
                                                                         PIMS; Executive Vice President,
                                                                         Chief Administrative Officer and
                                                                         Director of American Skandia
                                                                         Investment Services, Inc.;
                                                                         Executive Vice President and
                                                                         Director of American Skandia Fund
                                                                         Services, Inc.; Executive Vice
                                                                         President, Chief Administrative
                                                                         Officer and Director of American
                                                                         Skandia Advisory Services, Inc.

William V. Healey          Executive Vice President and Chief           Executive Vice President, and Chief
                           Legal Officer                                 Legal Officer, PI; Vice President
                                                                         and Associate General Counsel,
                                                                         Prudential; Senior Vice President,
                                                                         Chief Legal Officer and Secretary,
                                                                         PIMS; Executive Vice President and
                                                                         Chief Legal Officer of American
                                                                         Skandia Investment Services, Inc.,
                                                                         Executive Vice President and Chief
                                                                         Legal Officer of American Skandia
                                                                         Fund Services, Inc.; Executive Vice
                                                                         President and Chief Legal Officer
                                                                         of American Skandia Advisory
                                                                         Services, Inc.

NAME AND ADDRESS           POSITION WITH PI                                    PRINCIPAL OCCUPATIONS
----------------           ----------------                                    ---------------------
Keithe L. Kinne            Executive Vice President                     Executive Vice President, PI;
                                                                         Executive Vice President and
                                                                         Director of American Skandia
                                                                         Investment Services, Inc. and
                                                                         Executive Vice President and
                                                                         Director of American Skandia
                                                                         Advisory Services, Inc.


Kevin B. Osborn            Executive Vice President                     Executive Vice President, PI;
                                                                         Executive Vice President and
                                                                         Director of American Skandia
                                                                         Investment Services, Inc. and
                                                                         Executive Vice President and
                                                                         Director of American Skandia
                                                                         Advisory Services, Inc.

Stephen Pelletier          Executive Vice President                      Executive Vice President, PI

Judy A. Rice               Officer in Charge, President, Chief          Officer-in-Charge, Chief
                            Executive Officer and Chief                  Executive Officer and Chief
                            Operating Officer                            Operating Officer;
                                                                         Officer-in-Charge, Director,
                                                                         President, Chief Executive
                                                                         Officer and Chief Operating
                                                                         Officer of American Skandia
                                                                         Investment Services, Inc.,
                                                                         Officer-in-Charge, Director,
                                                                         President and Chief Executive
                                                                         Officer of American Skandia
                                                                         Fund Services, Inc.;
                                                                         Officer-in-Charge, Director,
                                                                         President, Chief Executive
                                                                         Officer and Chief Operating
                                                                         Officer of American Skandia
                                                                         Advisory Services, Inc.

Philip N. Russo            Executive Vice President, Chief              Executive Vice President, Chief
                            Financial Officer and Treasurer              Executive Officer and Treasurer,
                                                                         PI; Director of Jennison
                                                                         Associates, LLC; Executive Vice
                                                                         President and Director of American
                                                                         Skandia Investment Services, Inc.
                                                                         and Executive Vice President and
                                                                         Director of American Skandia
                                                                         Advisory Services, Inc.

Lynn M. Waldvogel          Executive Vice President                     Executive Vice President, PI; Chief
                                                                         Financial Officer and Director of
                                                                         American Skandia Fund Services,
                                                                         Inc.; Executive Vice President,
                                                                         Chief Financial Officer and
                                                                         Director of American Skandia
                                                                         Advisory Services, Inc.




     See "How the Trust is Managed--Advisers and Portfolio Managers" in the Prospectus and "Investment Advisory and Other Services--Manager and Advisers" in the SAI.


     (b) Information as to CCI's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-31227), as most recently amended, the relevant text of which is incorporated herein by reference.


     (c)  EARNEST Partners

     See "How the Trust is Managed--Advisers and Portfolio Managers" in the Prospectus and "Managers and Advisers" in the SAI.

     Information as to EARNEST Partners' directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-56189), as most recently amended, the relevant text of which is incorporated herein by reference.

     (d) FFTW

     See "How the Trust is Managed--Advisers and Portfolio Managers" in the Prospectus and "Manager and Advisers" in the SAI.

     Information as to FFTW's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-10577), as most recently amended, the relevant text of which is incorporated herein by reference.

     (e) Hotchkis and Wiley

     See "How the Trust is Managed--Advisers and Portfolio Managers" in the Prospectus and "Investment Advisory and Other Services--Manager and Advisers" in the SAI.

     Information as to Hotchkis and Wiley is included in its Form ADV filed with the SEC (File No. 801-60512), as most recently amended, the relevant text of which is incorporated herein by reference.

     (f) Lazard

     See "How the Trust is Managed--Advisers and Portfolio Managers" in the Prospectus and "Manager and Advisers" in the SAI.

     Information as to the officers and directors of Lazard is included in its Form ADV filed with the SEC (File No. 801-6568), as most recently amended, the relevant text of which is incorporated herein by reference.

     (g) J.P. Morgan

     See "How the Trust is Managed--Advisers and Portfolio Managers" in the Prospectus and "Investment Advisory and Other Services--Manager and Advisers" in the SAI.

     Information as to J.P. Morgan's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-21011), as most recently amended, the relevant text of which is incorporated herein by reference.

     (h) Westcap

     See "How the Trust is Managed--Advisers and Portfolio Managers" in the Prospectus and "Investment Advisory and Other Services--Manager and Advisers" in the SAI.

     Information as to Westcap's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-40132), as most recently amended, the relevant text of which is incorporated herein by reference.

     (i) NFJ

     See "How the Trust is Managed--Advisers and Portfolio Mangers" in the Prospectus and "Manager and Advisers" in the SAI.

     Information as to NFJ's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-47940), as most recently amended, the relevant text of which is incorporated herein by reference.

     (j) Oak

     See "How the Trust is Managed--Advisers and Portfolio Managers" in the Prospectus and "Manager and Advisers" in the SAI.

     Information as to Oak's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-23632), as most recently amended, the relevant text of which is incorporated herein by reference.

     (k) PIMCO

     See "How the Trust is Managed--Advisers and Portfolio Managers" in the Prospectus and "Manager and Advisers" in the SAI.

     Information as to PIMCO's partners is included in its Form ADV filed with the SEC (File No. 801-7260), as most recently amended, the relevant text of which is incorporated herein by reference.

     (l) RS Investments

     See "How the Trust is Managed--Advisers and Portfolio Managers" in the Prospectus and "Investment Advisory and Other Services--Manager and Advisers" in the SAI.


     Information as to RS Investments' directors and officers is included in its Form ADV filed with the SEC (File No. 801-44125), as most recently amended, the relevant text of which is incorporated by reference.

     (m) Wellington

     See "How the Trust is Managed--Advisers and Portfolio Managers" in the Prospectus and "Manager and Advisers" in the SAI.

     Information as to Wellington's general partners is included in its Form ADV filed with the SEC (File No. 801-15908), as most recently amended, the relevant text of which is incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

     (a) Prudential Investment Management Services LLC (PIMS)

     PIMS is distributor for Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc., Prudential's Gibraltar Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc. and The Target Portfolio Trust.

     PIMS is also distributor of the following unit investment trusts: Separate
Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

     (b) Information concerning the directors and officers of PIMS is set forth below:

                                           POSITIONS AND                                   POSITIONS AND
                                           OFFICES WITH                                    OFFICES WITH
NAME(1)                                    UNDERWRITER                                     REGISTRANT
-------                                    -------------                                   -------------
Edward P. Baird                            Executive Vice President                             None
213 Washington Street
Newark, NJ 07102

C. Edward Chaplin                          Vice President and Treasurer                         None
751 Broad Street
Newark, NJ 07102

Kenneth J. Schindler                       Senior Vice President and Chief Compliance           None
                                            Officer

Robert F. Gunia                            President                                            None

William V. Healey                          Senior Vice President, Secretary and                 None
                                            Chief Legal Officer

Michael J. McQuade                         Senior Vice President and Chief Financial            None
                                            Officer

David R. Odenath                           Executive Vice President                             None

Stephen Pelletier                          Executive Vice President                             None

Scott G. Sleyster                          Executive Vice President                             None
71 Hanover Road
Florham Park, NJ 07932

Bernard B. Winograd                        Executive Vice President                             None

------------------

(1) The address of each person named is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102 unless otherwise noted.

     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of The Bank of New York (BONY), One Wall Street, New York, New York 10286; Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077; PMFS, 194 Wood Avenue South, Iselin, New Jersey 08830, CCI, Metro Center, One Station Place, 8th Floor, Stamford, CT 06902; EARNEST Partners, 75 14th Street, Suite 2300, Atlanta, GA 30309; FFTW, 200 Park Avenue, New York, NY 10166; Hotchkis and Wiley, 725 South Figueroa Street, Suite 3900, Los Angeles, CA 90017-5439; Lazard, 30 Rockefeller Plaza, New York, NY 10112; J.P. Morgan, 522 Fifth Avenue, New York, NY 10036; Westcap, 11111 Santa Monica Blvd. Los Angeles, CA 90025; Oak, 3875 Embassy Parkway, Suite 250, Akron, OH 44333; PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660; NFJ, 2121 San Jacinto, Dallas, TX 75201; RS Investments, 388 Market Street, San Francisco, CA 94111; and Wellington, 75 State Street, Boston, MA 02109. Documents required by Rules 31a-1(b)(4), (5), (6), (7), (9), (10) and (11), 31a-1(d), and 31a-1(f)
under the 1940 Act will be kept at 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) of the 1940 Act and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and PMFS.

ITEM 29. MANAGEMENT SERVICES.

     Other than as set forth under the caption "How the Trust is Managed" in the Prospectus and the caption "Investment Advisory and Other Services" in the SAI, Registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark and State of New Jersey, on the 29th day of April, 2004.

                                         The Target Portfolio Trust


                                             -----------------------------------
                                                  Judy A. Rice, President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


                     SIGNATURE                         TITLE                                             DATE
                     ---------                         -----                                             ----
                DAVID E.A. CARSON*                     Trustee
----------------------------------------------------
                David E.A. Carson

                ROBERT E. LABLANC*                     Trustee
----------------------------------------------------
                Robert E. LaBlanc

              DOUGLAS H. MCCORKINDALE*                 Trustee
----------------------------------------------------
              Douglas H. McCorkindale*

                RICHARD A. REDEKER*                    Trustee
----------------------------------------------------
                Richard A. Redeker

                  ROBIN B. SMITH*                      Trustee
----------------------------------------------------
                  Robin B. Smith

                STEPHEN STONEBURN*                     Trustee
----------------------------------------------------
                 Stephen Stoneburn

                CLAY T. WHITEHEAD*                     Trustee
----------------------------------------------------
                 Clay T. Whitehead

                   JUDY A. RICE*                       President and Trustee
----------------------------------------------------
                   Judy A. Rice

                 ROBERT F. GUNIA*                      Vice President and Trustee
----------------------------------------------------
                  Robert F. Gunia

                                                      Treasurer and Principal Financial and       April 29, 2004
----------------------------------------------------    Accounting Officer
                  Grace C. Torres

                                                      as attorney-in-fact                         April 29, 2004
----------------------------------------------------
                  Lori E. Bostrom


*    Signs this document pursuant to powers of attorney filed herewith.

                                                        EXHIBIT INDEX

          (d) (xi) Subadvisory Agreement between PI and RS Investments.
          (d) (j)  Consent of Independent Auditors.